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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-02699
AIM Growth Series (Invesco Growth Series)

(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Address of principal executive offices)           (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 12/31
Date of reporting period: 12/31/11

Item 1. Reports to Stockholders.

Annual Report to Shareholders	December 31, 2011

Invesco Balanced-Risk Retirement Funds
Invesco Balanced-Risk Retirement Now Fund
Invesco Balanced-Risk Retirement 2020 Fund
Invesco Balanced-Risk Retirement 2030 Fund
Invesco Balanced-Risk Retirement 2040 Fund
Invesco Balanced-Risk Retirement 2050 Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
14	Long-Term Fund Performance
24	Supplemental Information
28	Schedule of Investments
30	Financial Statements
35	Notes to Financial Statements
48	Financial Highlights
53	Auditor’s Report
54	Fund Expenses
57	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This annual report provides important information about your Fund, including its one-year and long-term performance. I encourage you to read this report to learn more about how your Fund is managed, what it invests in and why it performed as it did. Also, this report includes information about your Fund’s management team and a listing of investments held by your Fund at the close of the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012. As we saw in 2011, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     That’s why the start of a new year is always a good time to catch up with your financial adviser. He or she can explain how your investments performed last year and over the longer term – keeping in mind that past performance cannot guarantee comparable future results. It’s important to remember that an investment’s long-term performance is more important than its performance over the short term. In evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation at the start of the new year, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw last year and may see again this year.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our fund managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
Financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our fund managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser should be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Balanced-Risk Retirement Funds

Bruce Crockett
Dear Fellow Shareholders:
As always, the Invesco Funds Board of Trustees remains committed to putting your interests first. During 2011, we completed an unprecedented number of fund mergers, and I would like to thank investors for taking the time to vote their proxies and helping us effect the consolidations. This reworking of our funds ensures that the depth and breadth of our fund offerings and their cost to shareholders remains highly competitive. We also worked to manage costs throughout the year, and this remains a continuing focus of your Board. We will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Throughout 2011, we experienced volatile, challenging markets that presented significant opportunities and risks for investors.
     Early in the year, protests in the Middle East and Africa led to increases in oil and gas prices. This was followed by the disasters in Japan that led to supply chain disruptions across a number of industries. In Europe, sovereign debt concerns created uncertainty in global markets that remains unresolved. Here in the U.S., prolonged congressional debates over deficits and the debt ceiling resulted in the first-ever downgrade of U.S. long-term debt. Combined, this “imperfect storm” of events took a tremendous toll on global economic growth and created volatility in the markets.
     Across the globe, demographic and economic trends are profoundly reshaping the world’s wealth. Emerging markets such as China, India, Brazil and Russia are experiencing tremendous growth. China is now the world’s second-largest economy. Meanwhile, established markets such as the U.S. and Europe are struggling with debt issues and experiencing much lower rates of growth. We all know the U.S. is a consumer-driven market and, throughout the year, consumers faced numerous headwinds, including elevated energy prices, a dismal housing market and high unemployment.
     This dynamic, challenging market and economic environment underscores once again the value of maintaining a well-diversified investment portfolio. Obviously, none of us can control the markets or global economic trends. However, working with an adviser, we can create a portfolio of funds that may help us meet our financial objectives while taking into account our individual tolerance for risk. Adopting a disciplined approach to saving and investing may help provide the funds needed to buy a house, pay for our children’s education and provide for a comfortable retirement.
     Now is a perfect time to sit down with your financial adviser and review your situation to make sure your portfolio is aligned with your investment objectives. He or she can provide insights into the performance of your existing investments and make suggestions for repositioning your portfolio for the years ahead.
     Based on everything I’ve read, 2012 promises to be just as interesting as the year we’ve left behind, with continued uncertainty in key economies around the world and volatility in the markets. With this in mind, you’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Numerous websites, including Invesco’s, provide a wealth of information about your investments and the latest news regarding global markets.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in 2012.
Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Balanced-Risk Retirement Now Fund
For the 12 months ended December 31, 2011, Invesco Balanced-Risk Retirement Now Fund, at net asset value (NAV), significantly outperformed the Custom Balanced-Risk Retirement Now Index, the Fund’s custom style-specific benchmark. Strong fixed income markets, as measured by the Barclays Capital U.S. Aggregate Index, contributed most to this outperformance over the reporting period. Global equity and commodities markets, as measured by the MSCI World Index and S&P GSCI Index, respectively, detracted from performance. Most of the Fund’s outperformance occurred in the second and third quarters of 2011, when stocks and commodities generally declined.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	6.18%

Class A5 Shares	6.06

Class B Shares	5.32

Class C Shares	5.31

Class C5 Shares	5.19

Class R Shares	5.81

Class R5 Shares	5.82

Class Y Shares	6.30

Institutional Class Shares	6.42

S&P 500 Index▼ (Broad Market Index)	2.09

Custom Balanced-Risk Allocation Broad Index▪ (Style-Specific Index)	4.67

Custom Balanced-Risk Retirement Now Index▪ (Style-Specific Index)	0.13

Lipper Mixed-Asset Target Allocation Conservative Funds Index▼ (Peer Group Index)	2.53

Source(s): ▼Lipper Inc.; ▪Invesco, Lipper Inc.

How we invest
Invesco Balanced-Risk Retirement Now Fund uses a combination of Invesco Balanced-Risk Allocation Fund and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy.
     Invesco Balanced-Risk Allocation Fund, which is held by Invesco Balanced-Risk Retirement Now Fund, employs a total return asset allocation strategy that invests in equity, bond and commodities markets. The fund uses a long-only, proprietary risk-balanced investment process that seeks to provide greater capital loss protection than traditional balanced portfolios. It is composed of asset classes that are expected to perform differently during a variety of economic environments, and uses active positioning – a tactical asset allocation strategy – in striving to enhance returns. The fund gains access to the underlying markets in which it invests through the use of derivatives and other financially linked instruments, specifically exchange-traded futures and swap agreements, that provide leveraged exposure, liquidity and transparency.

     The glide path strategy begins 10 years from Invesco Balanced-Risk Retirement Now Fund’s target date. Prior to the implementation of the glide path, the Fund is allocated 100% to Invesco Balanced-Risk Allocation Fund. Upon implementation, the glide path allocation process takes place on a quarterly basis. Each quarter, a percentage of the Fund is moved from Invesco Balanced-Risk Allocation Fund and allocated to the affiliated money market funds. This results in a blend of 60% Invesco Balanced-Risk Allocation Fund and 40% affiliated money market funds at the target date.
     In the asset accumulation stage, investors’ concerns include not achieving enough growth to outpace inflation and the possibility that market losses may lead to abandoning their investment program. To address these concerns, Invesco Balanced-Risk Retirement Now Fund seeks to provide asset growth while attempting to provide greater capital loss protection and more consistent returns across all market environments relative to traditional balanced portfolios.
     For investors in retirement, the primary concerns include preserving purchasing power, combating the effects of inflation and little to no ability to offset losses with additional contributions. In seeking to address these concerns, Invesco Balanced-Risk Retirement Now Fund maintains the real return strategy of 60% Invesco Balanced-Risk Allocation Fund and 40% affiliated money markets once the target date is achieved.

Market conditions and your Fund
Entering 2011, the equity gains from late 2010 continued, due in part to accommodative monetary policies by major central banks. Government bond yields, which plunged substantially in March, resumed their upward trend in April. The

Risk Allocation
By asset class

	Risk	% of Total Net Assets
Asset Class*	Allocation	as of 12/31/11**

Equity	32.62%	19.87%

Fixed Income	32.62	68.11

Commodities	31.35	17.07

Cash	3.41	40.02

Total Net Assets	$41.2 million

*	Based on the expected market exposure through investments in the underlying funds.
**	Due to the use of leverage, the percentages may not equal 100%.
The Fund uses commodity-linked derivative investments and enhanced investment techniques such as leverage.

Fund Nasdaq Symbols

Class A Shares	IANAX
Class A5 Shares	VIRAX
Class B Shares	IANBX
Class C Shares	IANCX
Class C5 Shares	VIRCX
Class R Shares	IANRX
Class R5 Shares	VIRRX
Class Y Shares	IANYX
Institutional Class Shares	IANIX

4 Invesco Balanced-Risk Retirement Funds

broad-based upward trend in commodities also remained intact. With the exception of Australia, all of the government fixed income investments in the Fund had a negative contribution during this time. The Fund’s equity exposures were generally positive, with particularly strong results from U.S. large- and small-cap positions. Within the Fund, commodities posted mixed results, with crude oil and precious metals faring well, while copper and agricultural commodities declined. Tactical shifts in the first part of 2011 had minimal effect on Fund performance.
     Volatility returned to global equity and commodities markets during the summer months of 2011. The causes of this volatility included performance of the peripheral European economies and the end of another round of quantitative easing. Bonds benefited during this time as yields declined in response to global economic uncertainty. The Fund’s diversified, strategic exposure to government bonds was the largest contributor to returns. Tactical overweight exposure in government bond markets and gold, along with underweight exposure to soymeal, also proved beneficial.
     Volatility of risky assets continued into the third quarter of 2011 as global equities and most commodities experienced meaningful weakness during this time. Bonds and gold had strong returns in the third quarter as investors sought shelter from the volatility. The Fund’s strategic allocation to bonds was instrumental in defending the portfolio against the weakness experienced in equities and commodities during this challenging period. In addition, a tactical overweight position in bonds and underweight position in equities drove results.
     In the final months of the reporting period, all three asset classes contributed positively to Fund performance. With the exception of Japan, global equities were up sharply in the fourth quarter. Global government bonds also performed well as yields fell. The higher yielding markets of Australia and Great Britain led results for this group. Commodities, while mixed, were the largest contributor to results at the end of the reporting period. Crude oil enjoyed very strong results, trailed by copper, which also posted a good showing. Gold was off as strong gains from earlier in the year were consolidated, and soymeal was slightly negative. Active positioning was a net detractor at the end of the reporting period as negative results from equities and commodities outweighed the positive contribution from fixed income.
     Please note that our strategy is principally implemented using derivative instruments, including futures and total return swaps. Derivatives can be a more liquid and cost effective way to gain exposure to asset classes. Additionally, the leverage used in our strategy is inherent in these instruments.
     Thank you for your continued commitment to Invesco Balanced-Risk Retirement Now Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Mark Ahnrud
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement Now Fund. He joined Invesco in 2000. Mr. Ahnrud earned a B.S. in finance and investments from Babson College and an M.B.A. from the Fuqua School of Business at Duke University.
Chris Devine
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement Now Fund. He joined Invesco in 1998. Mr. Devine earned a B.A. in economics from Wake Forest University and an M.B.A. from the University of Georgia.
Scott Hixon
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement Now Fund. He joined Invesco in 1994. Mr. Hixon earned a B.B.A. in finance and graduated magna cum laude from Georgia Southern University. He also earned an M.B.A. in finance from Georgia State University.
Christian Ulrich
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement Now Fund. He joined Invesco in 2000. Mr. Ulrich earned a business degree from the KV Zurich Business School in Zurich, Switzerland.
Scott Wolle
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement Now Fund and chief investment officer of Invesco Global Asset Allocation. He joined Invesco in 1999. Mr. Wolle earned a B.S. in finance from Virginia Polytechnic Institute and State University and graduated magna cum laude. He also earned an M.B.A. from the Fuqua School of Business at Duke University, where he earned the distinction of Fuqua Scholar.
Assisted by the Global Asset Allocation Team

5 Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Balanced-Risk Retirement 2020 Fund
For the 12 months ended December 31, 2011, Invesco Balanced-Risk Retirement 2020 Fund, at net asset value (NAV), significantly outperformed the Custom Balanced-Risk Retirement 2020 Index, the Fund’s custom style-specific benchmark. Strong fixed income markets, as measured by the Barclays Capital U.S. Aggregate Index, contributed most to this outperformance over the reporting period. Global equity and commodities markets, as measured by the MSCI World Index and S&P GSCI Index, respectively, detracted from performance. Most of the Fund’s outperformance occurred in the second and third quarters of 2011, when stocks and commodities generally declined.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	9.84%

Class A5 Shares	9.84

Class B Shares	9.04

Class C Shares	9.06

Class C5 Shares	8.93

Class R Shares	9.49

Class R5 Shares	9.49

Class Y Shares	10.08

Institutional Class Shares	10.04

S&P 500 Index▼ (Broad Market Index)	2.09

Custom Balanced-Risk Allocation Broad Index▪ (Style-Specific Index)	4.67

Custom Balanced-Risk Retirement 2020 Index▪ (Style-Specific Index)	-0.01

Lipper Mixed-Asset Target 2020 Funds Index▼ (Peer Group Index)	-0.30

Source(s): ▼Lipper Inc.; ▪Invesco, Lipper Inc.

How we invest
Invesco Balanced-Risk Retirement 2020 Fund uses a combination of Invesco Balanced-Risk Allocation Fund and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy.
     Invesco Balanced-Risk Allocation Fund, which is held by Invesco Balanced-Risk Retirement 2020 Fund, employs a total return asset allocation strategy that invests in equity, bond and commodities markets. The fund uses a long-only, proprietary risk-balanced investment process that seeks to provide greater capital loss protection than traditional balanced portfolios. It is composed of asset classes that are expected to perform differently during a variety of economic environments, and uses active positioning – a tactical asset allocation strategy – in striving to enhance returns. The fund gains access to the underlying markets in which it invests through the use of derivatives and other financially linked instruments, specifically exchange-traded futures and swap agreements, that provide leveraged exposure, liquidity and transparency.
     The glide path strategy begins 10 years from Invesco Balanced-Risk Retirement 2020 Fund’s target date. Prior to the implementation of the glide path, the Fund is allocated 100% to Invesco Balanced-Risk Allocation Fund. Upon

implementation, the glide path allocation process takes place on a quarterly basis. Each quarter, a percentage of the Fund is moved from Invesco Balanced-Risk Allocation Fund and allocated to the affiliated money market funds. This results in a blend of 60% Invesco Balanced-Risk Allocation Fund and 40% affiliated money market funds at the target date.
     In the asset accumulation stage, investors’ concerns include not achieving enough growth to outpace inflation and the possibility that market losses may lead to abandoning their investment program. To address these concerns, Invesco Balanced-Risk Retirement 2020 Fund seeks to provide asset growth while attempting to provide greater capital loss protection and more consistent returns across all market environments relative to traditional balanced portfolios.
     For investors in the pre-retirement stage, defined as 10 years away from their target date, a primary concern is holding a significant pool of assets that may be subject to loss should difficult market conditions arise, but without the luxury of time to make up those losses prior to their target date. To address this concern, Invesco Balanced-Risk Retirement 2020 Fund seeks to reduce risk and protect accumulated wealth by transitioning from the accumulation strategy to a real return strategy. This is executed through the glide path migration, which transitions the portfolio from a 100% allocation to Invesco Balanced-Risk Allocation Fund to a portfolio consisting of 60% Invesco Balanced Risk-Allocation Fund and 40% affiliated money market funds over a 10-year period.

Market conditions and your Fund
Entering 2011, the equity gains from late 2010 continued, due in part to accommodative monetary policies by major central banks. Government bond yields, which plunged substantially in March,

Risk Allocation
By asset class

	Risk	% of Total Net Assets
Asset Class*	Allocation	as of 12/31/11**

Equity	33.65%	30.86%

Fixed Income	33.65	105.82

Commodities	32.35	26.52

Cash	0.35	6.04

Total Net Assets	$61.8 million

*	Based on the expected market exposure through investments in the underlying funds.
**	Due to the use of leverage, the percentages may not equal 100%.
The Fund uses commodity-linked derivative investments and enhanced investment techniques such as leverage.

Fund Nasdaq Symbols

Class A Shares	AFTAX
Class A5 Shares	VRCAX
Class B Shares	AFTBX
Class C Shares	AFTCX
Class C5 Shares	VRCCX
Class R Shares	ATFRX
Class R5 Shares	VRCRX
Class Y Shares	AFTYX
Institutional Class Shares	AFTSX

6 Invesco Balanced-Risk Retirement Funds

resumed their upward trend in April. The broad-based upward trend in commodities also remained intact. With the exception of Australia, all of the government fixed income investments in the Fund had a negative contribution during this time. The Fund’s equity exposures were generally positive, with particularly strong results from U.S. large- and small-cap positions. Within the Fund, commodities posted mixed results, with crude oil and precious metals faring well, while copper and agricultural commodities declined. Tactical shifts in the first part of 2011 had minimal effect on Fund performance.
     Volatility returned to global equity and commodities markets during the summer months of 2011. The causes of this volatility included performance of the peripheral European economies and the end of another round of quantitative easing. Bonds benefited during this time as yields declined in response to global economic uncertainty. The Fund’s diversified, strategic exposure to government bonds was the largest contributor to returns. Tactical overweight exposure in government bond markets and gold, along with underweight exposure to soymeal, also proved beneficial.
     Volatility of risky assets continued into the third quarter of 2011 as global equities and most commodities experienced meaningful weakness during this time. Bonds and gold had strong returns in the third quarter as investors sought shelter from the volatility. The Fund’s strategic allocation to bonds was instrumental in defending the portfolio against the weakness experienced in equities and commodities during this challenging period. In addition, a tactical overweight position in bonds and underweight position in equities drove results.
     In the final months of the reporting period, all three asset classes contributed positively to Fund performance. With the exception of Japan, global equities were up sharply in the fourth quarter. Global government bonds also performed well as yields fell. The higher yielding markets of Australia and Great Britain led results for this group. Commodities, while mixed, were the largest contributor to results at the end of the reporting period. Crude oil enjoyed very strong results, trailed by copper, which also posted a good showing. Gold was off as strong gains from earlier in the year were consolidated, and soymeal was slightly negative. Active positioning was a net detractor at the end of the reporting period as negative results from equities and commodities outweighed the positive contribution from fixed income.
     Please note that our strategy is principally implemented using derivative instruments, including futures and total return swaps. Derivatives can be a more liquid and cost effective way to gain exposure to asset classes. Additionally, the leverage used in our strategy is inherent in these instruments.
     Thank you for your continued commitment to Invesco Balanced-Risk Retirement 2020 Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Mark Ahnrud
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2020 Fund. He joined Invesco in 2000. Mr. Ahnrud earned a B.S. in finance and investments from Babson College and an M.B.A. from the Fuqua School of Business at Duke University.
Chris Devine
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2020 Fund. He joined Invesco in 1998. Mr. Devine earned a B.A. in economics from Wake Forest University and an M.B.A. from the University of Georgia.
Scott Hixon
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2020 Fund. He joined Invesco in 1994. Mr. Hixon earned a B.B.A. in finance and graduated magna cum laude from Georgia Southern University. He also earned an M.B.A. in finance from Georgia State University.
Christian Ulrich
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2020 Fund. He joined Invesco in 2000. Mr. Ulrich earned a business degree from the KV Zurich Business School in Zurich, Switzerland.
Scott Wolle
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2020 Fund and chief investment officer of Invesco Global Asset Allocation. He joined Invesco in 1999. Mr. Wolle earned a B.S. in finance from Virginia Polytechnic Institute and State University and graduated magna cum laude. He also earned an M.B.A. from the Fuqua School of Business at Duke University, where he earned the distinction of Fuqua Scholar.
Assisted by the Global Asset Allocation Team

7 Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Balanced-Risk Retirement 2030 Fund
For the 12 months ended December 31, 2011, Invesco Balanced-Risk Retirement 2030 Fund, at net asset value (NAV), significantly outperformed the Custom Balanced-Risk Retirement 2030 Index, the Fund’s custom style-specific benchmark. Strong fixed income markets, as measured by the Barclays Capital U.S. Aggregate Index, contributed most to this outperformance over the reporting period. Global equity and commodities markets, as measured by the MSCI World Index and S&P GSCI Index, respectively, detracted from performance. Most of the Fund’s outperformance occurred in the second and third quarters of 2011, when stocks and commodities generally declined.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.16%

Class A5 Shares	10.16

Class B Shares	9.36

Class C Shares	9.37

Class C5 Shares	9.37

Class R Shares	9.83

Class R5 Shares	9.97

Class Y Shares	10.40

Institutional Class Shares	10.37

S&P 500 Index▼ (Broad Market Index)	2.09

Custom Balanced-Risk Allocation Broad Index▪ (Style-Specific Index)	4.67

Custom Balanced-Risk Retirement 2030 Index▪ (Style-Specific Index)	-0.01

Lipper Mixed-Asset Target 2030 Funds Index▼ (Peer Group Index)	-2.49

Source(s): ▼Lipper Inc.; ▪Invesco, Lipper Inc.

How we invest
Invesco Balanced-Risk Retirement 2030 Fund uses a combination of Invesco Balanced-Risk Allocation Fund and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy.
     Invesco Balanced-Risk Allocation Fund, which is held by Invesco Balanced-Risk Retirement 2030 Fund, employs a total return asset allocation strategy that invests in equity, bond and commodities markets. The fund uses a long-only, proprietary risk-balanced investment process that seeks to provide greater capital loss protection than traditional balanced portfolios. It is composed of asset classes that are expected to perform differently during a variety of economic environments, and uses active positioning – a tactical asset allocation strategy – in striving to enhance returns. The fund gains access to the underlying markets in which it invests through the use of derivatives and other financially linked instruments, specifically exchange-traded futures and swap agreements, that provide leveraged exposure, liquidity and transparency.
     The glide path strategy begins 10 years from Invesco Balanced-Risk Retirement 2030 Fund’s target date. Prior to the implementation of the glide path, the Fund is allocated 100% to Invesco Balanced-Risk Allocation Fund. Upon

implementation, the glide path allocation process takes place on a quarterly basis. Each quarter, a percentage of the Fund is moved from Invesco Balanced-Risk Allocation Fund and allocated to the affiliated money market funds. This results in a blend of 60% Invesco Balanced-Risk Allocation Fund and 40% affiliated money market funds at the target date.
     In the asset accumulation stage, investors’ concerns include not achieving enough growth to outpace inflation and the possibility that market losses may lead to abandoning their investment program. To address these concerns, Invesco Balanced-Risk Retirement 2030 Fund seeks to provide asset growth while attempting to provide greater capital loss protection and more consistent returns across all market environments relative to traditional balanced portfolios.
     For investors in the pre-retirement stage, defined as 10 years away from their target date, a primary concern is holding a significant pool of assets that may be subject to loss should difficult market conditions arise, but without the luxury of time to make up those losses prior to their target date. To address this concern, Invesco Balanced-Risk Retirement 2030 Fund seeks to reduce risk and protect accumulated wealth by transitioning from the accumulation strategy to a real return strategy. This is executed through the glide path migration, which transitions the portfolio from a 100% allocation to Invesco Balanced-Risk Allocation Fund to a portfolio consisting of 60% Invesco Balanced Risk-Allocation Fund and 40% affiliated money market funds over a 10-year period.

Market conditions and your Fund
Entering 2011, the equity gains from late 2010 continued, due in part to accommodative monetary policies by major central banks. Government bond yields, which plunged substantially in March,

Risk Allocation
By asset class

	Risk	% of Total Net Assets
Asset Class*	Allocation	as of 12/31/11**

Equity	33.75%	32.61%

Fixed Income	33.75	111.80

Commodities	32.44	28.02

Cash	0.06	0.88

Total Net Assets	$55.3 million

*	Based on the expected market exposure through investments in the underlying funds.
**	Due to the use of leverage, the percentages may not equal 100%.
The Fund uses commodity-linked derivative investments and enhanced investment techniques such as leverage.

Fund Nasdaq Symbols

Class A Shares	TNAAX
Class A5 Shares	VREAX
Class B Shares	TNABX
Class C Shares	TNACX
Class C5 Shares	VRECX
Class R Shares	TNARX
Class R5 Shares	VRERX
Class Y Shares	TNAYX
Institutional Class Shares	TNAIX

8 Invesco Balanced-Risk Retirement Funds

resumed their upward trend in April. The broad-based upward trend in commodities also remained intact. With the exception of Australia, all of the government fixed income investments in the Fund had a negative contribution during this time. The Fund’s equity exposures were generally positive, with particularly strong results from U.S. large- and small-cap positions. Within the Fund, commodities posted mixed results, with crude oil and precious metals faring well, while copper and agricultural commodities declined. Tactical shifts in the first part of 2011 had minimal effect on Fund performance.
     Volatility returned to global equity and commodities markets during the summer months of 2011. The causes of this volatility included performance of the peripheral European economies and the end of another round of quantitative easing. Bonds benefited during this time as yields declined in response to global economic uncertainty. The Fund’s diversified, strategic exposure to government bonds was the largest contributor to returns. Tactical overweight exposure in government bond markets and gold, along with underweight exposure to soymeal, also proved beneficial.
     Volatility of risky assets continued into the third quarter of 2011 as global equities and most commodities experienced meaningful weakness during this time. Bonds and gold had strong returns in the third quarter as investors sought shelter from the volatility. The Fund’s strategic allocation to bonds was instrumental in defending the portfolio against the weakness experienced in equities and commodities during this challenging period. In addition, a tactical overweight position in bonds and underweight position in equities drove results.
     In the final months of the reporting period, all three asset classes contributed positively to Fund performance. With the exception of Japan, global equities were up sharply in the fourth quarter. Global government bonds also performed well as yields fell. The higher yielding markets of Australia and Great Britain led results for this group. Commodities, while mixed, were the largest contributor to results at the end of the reporting period. Crude oil enjoyed very strong results, trailed by copper, which also posted a good showing. Gold was off as strong gains from earlier in the year were consolidated, and soymeal was slightly negative. Active positioning was a net detractor at the end of the reporting period as negative results from equities and commodities outweighed the positive contribution from fixed income.
     Please note that our strategy is principally implemented using derivative instruments, including futures and total return swaps. Derivatives can be a more liquid and cost effective way to gain exposure to asset classes. Additionally, the leverage used in our strategy is inherent in these instruments.
     Thank you for your continued commitment to Invesco Balanced-Risk Retirement 2030 Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Mark Ahnrud
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2030 Fund. He joined Invesco in 2000. Mr. Ahnrud earned a B.S. in finance and investments from Babson College and an M.B.A. from the Fuqua School of Business at Duke University.
Chris Devine
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2030 Fund. He joined Invesco in 1998. Mr. Devine earned a B.A. in economics from Wake Forest University and an M.B.A. from the University of Georgia.
Scott Hixon
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2030 Fund. He joined Invesco in 1994. Mr. Hixon earned a B.B.A. in finance and graduated magna cum laude from Georgia Southern University. He also earned an M.B.A. in finance from Georgia State University.
Christian Ulrich
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2030 Fund. He joined Invesco in 2000. Mr. Ulrich earned a business degree from the KV Zurich Business School in Zurich, Switzerland.
Scott Wolle
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2030 Fund and chief investment officer of Invesco Global Asset Allocation. He joined Invesco in 1999. Mr. Wolle earned a B.S. in finance from Virginia Polytechnic Institute and State University and graduated magna cum laude. He also earned an M.B.A. from the Fuqua School of Business at Duke University, where he earned the distinction of Fuqua Scholar.
Assisted by the Global Asset Allocation Team

9 Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Balanced-Risk Retirement 2040 Fund
For the 12 months ended December 31, 2011, Invesco Balanced-Risk Retirement 2040 Fund, at net asset value (NAV), significantly outperformed the Custom Balanced-Risk Retirement 2040 Index, the Fund’s custom style-specific benchmark. Strong fixed income markets, as measured by the Barclays Capital U.S. Aggregate Index, contributed most to this outperformance over the reporting period. Global equity and commodities markets, as measured by the MSCI World Index and S&P GSCI Index, respectively, detracted from performance. Most of the Fund’s outperformance occurred in the second and third quarters of 2011, when stocks and commodities generally declined.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.30%

Class A5 Shares	10.17

Class B Shares	9.37

Class C Shares	9.38

Class C5 Shares	9.38

Class R Shares	9.95

Class R5 Shares	10.08

Class Y Shares	10.39

Institutional Class Shares	10.52

S&P 500 Index▼ (Broad Market Index)	2.09

Custom Balanced-Risk Allocation Broad Index▪ (Style-Specific Index)	4.67

Custom Balanced-Risk Retirement 2040 Index▪ (Style-Specific Index)	-0.01

Lipper Mixed-Asset Target 2040 Funds Index▼ (Peer Group Index)	-3.85

Source(s): ▼Lipper Inc.; ▪Invesco, Lipper Inc.

How we invest
Invesco Balanced-Risk Retirement 2040 Fund uses a combination of Invesco Balanced-Risk Allocation Fund and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy.
     Invesco Balanced-Risk Allocation Fund, which is held by Invesco Balanced-Risk Retirement 2040 Fund, employs a total return asset allocation strategy that invests in equity, bond and commodities markets. The fund uses a long-only, proprietary risk-balanced investment process that seeks to provide greater capital loss protection than traditional balanced portfolios. It is composed of asset classes that are expected to perform differently during a variety of economic environments, and uses active positioning – a tactical asset allocation strategy – in striving to enhance returns. The fund gains access to the underlying markets in which it invests through the use of derivatives and other financially linked instruments, specifically exchange-traded futures and swap agreements, that provide leveraged exposure, liquidity and transparency.
     The glide path strategy begins 10 years from Invesco Balanced-Risk Retirement 2040 Fund’s target date. Prior to the implementation of the glide path, the Fund is allocated 100% to Invesco Balanced-Risk Allocation Fund. Upon

implementation, the glide path allocation process takes place on a quarterly basis. Each quarter, a percentage of the Fund is moved from Invesco Balanced-Risk Allocation Fund and allocated to the affiliated money market funds. This results in a blend of 60% Invesco Balanced-Risk Allocation Fund and 40% affiliated money market funds at the target date.
     In the asset accumulation stage, investors’ concerns include not achieving enough growth to outpace inflation and the possibility that market losses may lead to abandoning their investment program. To address these concerns, Invesco Balanced-Risk Retirement 2040 Fund seeks to provide asset growth while attempting to provide greater capital loss protection and more consistent returns across all market environments relative to traditional balanced portfolios.
     For investors in the pre-retirement stage, defined as 10 years away from their target date, a primary concern is holding a significant pool of assets that may be subject to loss should difficult market conditions arise, but without the luxury of time to make up those losses prior to their target date. To address this concern, Invesco Balanced-Risk Retirement 2040 Fund seeks to reduce risk and protect accumulated wealth by transitioning from the accumulation strategy to a real return strategy. This is executed through the glide path migration, which transitions the portfolio from a 100% allocation to Invesco Balanced-Risk Allocation Fund to a portfolio consisting of 60% Invesco Balanced Risk-Allocation Fund and 40% affiliated money market funds over a 10-year period.

Market conditions and your Fund
Entering 2011, the equity gains from late 2010 continued, due in part to accommodative monetary policies by major central banks. Government bond yields, which plunged substantially in March,

Risk Allocation
By asset class

	Risk	% of Total Net Assets
Asset Class*	Allocation	as of 12/31/11**

Equity	33.75%	32.65%

Fixed Income	33.75	111.95

Commodities	32.44	28.06

Cash	0.06	0.98

Total Net Assets	$27.4 million

*	Based on the expected market exposure through investments in the underlying funds.
**	Due to the use of leverage, the percentages may not equal 100%.
The Fund uses commodity-linked derivative investments and enhanced investment techniques such as leverage.

Fund Nasdaq Symbols

Class A Shares	TNDAX
Class A5 Shares	VRGAX
Class B Shares	TNDBX
Class C Shares	TNDCX
Class C5 Shares	VRGCX
Class R Shares	TNDRX
Class R5 Shares	VRGRX
Class Y Shares	TNDYX
Institutional Class Shares	TNDIX

10 Invesco Balanced-Risk Retirement Funds

resumed their upward trend in April. The broad-based upward trend in commodities also remained intact. With the exception of Australia, all of the government fixed income investments in the Fund had a negative contribution during this time. The Fund’s equity exposures were generally positive, with particularly strong results from U.S. large- and small-cap positions. Within the Fund, commodities posted mixed results, with crude oil and precious metals faring well, while copper and agricultural commodities declined. Tactical shifts in the first part of 2011 had minimal effect on Fund performance.
     Volatility returned to global equity and commodities markets during the summer months of 2011. The causes of this volatility included performance of the peripheral European economies and the end of another round of quantitative easing. Bonds benefited during this time as yields declined in response to global economic uncertainty. The Fund’s diversified, strategic exposure to government bonds was the largest contributor to returns. Tactical overweight exposure in government bond markets and gold, along with underweight exposure to soymeal, also proved beneficial.
     Volatility of risky assets continued into the third quarter of 2011 as global equities and most commodities experienced meaningful weakness during this time. Bonds and gold had strong returns in the third quarter as investors sought shelter from the volatility. The Fund’s strategic allocation to bonds was instrumental in defending the portfolio against the weakness experienced in equities and commodities during this challenging period. In addition, a tactical overweight position in bonds and underweight position in equities drove results.
     In the final months of the reporting period, all three asset classes contributed positively to Fund performance. With the exception of Japan, global equities were up sharply in the fourth quarter. Global government bonds also performed well as yields fell. The higher yielding markets of Australia and Great Britain led results for this group. Commodities, while mixed, were the largest contributor to results at the end of the reporting period. Crude oil enjoyed very strong results, trailed by copper, which also posted a good showing. Gold was off as strong gains from earlier in the year were consolidated, and soymeal was slightly negative. Active positioning was a net detractor at the end of the reporting period as negative results from equities and commodities outweighed the positive contribution from fixed income.
     Please note that our strategy is principally implemented using derivative instruments, including futures and total return swaps. Derivatives can be a more liquid and cost effective way to gain exposure to asset classes. Additionally, the leverage used in our strategy is inherent in these instruments.
     Thank you for your continued commitment to Invesco Balanced-Risk Retirement 2040 Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Mark Ahnrud
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2040 Fund. He joined Invesco in 2000. Mr. Ahnrud earned a B.S. in finance and investments from Babson College and an M.B.A. from the Fuqua School of Business at Duke University.
Chris Devine
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2040 Fund. He joined Invesco in 1998. Mr. Devine earned a B.A. in economics from Wake Forest University and an M.B.A. from the University of Georgia.
Scott Hixon
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2040 Fund. He joined Invesco in 1994. Mr. Hixon earned a B.B.A. in finance and graduated magna cum laude from Georgia Southern University. He also earned an M.B.A. in finance from Georgia State University.
Christian Ulrich
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2040 Fund. He joined Invesco in 2000. Mr. Ulrich earned a business degree from the KV Zurich Business School in Zurich, Switzerland.
Scott Wolle
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2040 Fund and chief investment officer of Invesco Global Asset Allocation. He joined Invesco in 1999. Mr. Wolle earned a B.S. in finance from Virginia Polytechnic Institute and State University and graduated magna cum laude. He also earned an M.B.A. from the Fuqua School of Business at Duke University, where he earned the distinction of Fuqua Scholar.
Assisted by the Global Asset Allocation Team

11 Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Balanced-Risk Retirement 2050 Fund
For the 12 months ended December 31, 2011, Invesco Balanced-Risk Retirement 2050 Fund, at net asset value (NAV), significantly outperformed the Custom Balanced-Risk Retirement 2050 Index, the Fund’s custom style-specific benchmark. Strong fixed income markets, as measured by the Barclays Capital U.S. Aggregate Index, contributed most to this outperformance over the reporting period. Global equity and commodities markets, as measured by the MSCI World Index and S&P GSCI Index, respectively, detracted from performance. Most of the Fund’s outperformance occurred in the second and third quarters of 2011, when stocks and commodities generally declined.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.16%

Class A5 Shares	10.16

Class B Shares	9.39

Class C Shares	9.36

Class C5 Shares	9.37

Class R Shares	9.98

Class R5 Shares	9.84

Class Y Shares	10.36

Institutional Class Shares	10.50

S&P 500 Index▼ (Broad Market Index)	2.09

Custom Balanced-Risk Allocation Broad Index▪ (Style-Specific Index)	4.67

Custom Balanced-Risk Retirement 2050 Index▪ (Style-Specific Index)	-0.01

Lipper Mixed-Asset Target 2050+ Funds Category Average▼ (Peer Group)	-4.09

Source(s): ▼Lipper Inc.; ▪Invesco, Lipper Inc.

How we invest
Invesco Balanced-Risk Retirement 2050 Fund uses a combination of Invesco Balanced-Risk Allocation Fund and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy.
     Invesco Balanced-Risk Allocation Fund, which is held by Invesco Balanced-Risk Retirement 2050 Fund, employs a total return asset allocation strategy that invests in equity, bond and commodities markets. The fund uses a long-only, proprietary risk-balanced investment process that seeks to provide greater capital loss protection than traditional balanced portfolios. It is composed of asset classes that are expected to perform differently during a variety of economic environments, and uses active positioning – a tactical asset allocation strategy – in striving to enhance returns. The fund gains access to the underlying markets in which it invests through the use of derivatives and other financially linked instruments, specifically exchange-traded futures and swap agreements, that provide leveraged exposure, liquidity and transparency.
     The glide path strategy begins 10 years from Invesco Balanced-Risk Retirement 2050 Fund’s target date. Prior to the implementation of the glide path, the Fund is allocated 100% to Invesco Balanced-Risk Allocation Fund. Upon

implementation, the glide path allocation process takes place on a quarterly basis. Each quarter, a percentage of the Fund is moved from Invesco Balanced-Risk Allocation Fund and allocated to the affiliated money market funds. This results in a blend of 60% Invesco Balanced-Risk Allocation Fund and 40% affiliated money market funds at the target date.
     In the asset accumulation stage, investors’ concerns include not achieving enough growth to outpace inflation and the possibility that market losses may lead to abandoning their investment program. To address these concerns, Invesco Balanced-Risk Retirement 2050 Fund seeks to provide asset growth while attempting to provide greater capital loss protection and more consistent returns across all market environments relative to traditional balanced portfolios.
     For investors in the pre-retirement stage, defined as 10 years away from their target date, a primary concern is holding a significant pool of assets that may be subject to loss should difficult market conditions arise, but without the luxury of time to make up those losses prior to their target date. To address this concern, Invesco Balanced-Risk Retirement 2050 Fund seeks to reduce risk and protect accumulated wealth by transitioning from the accumulation strategy to a real return strategy. This is executed through the glide path migration, which transitions the portfolio from a 100% allocation to Invesco Balanced-Risk Allocation Fund to a portfolio consisting of 60% Invesco Balanced Risk-Allocation Fund and 40% affiliated money market funds over a 10-year period.

Market conditions and your Fund
Entering 2011, the equity gains from late 2010 continued, due in part to accommodative monetary policies by major central banks. Government bond yields, which plunged substantially in March,

Risk Allocation
By asset class

	Risk	% of Total Net Assets
Asset Class*	Allocation	as of 12/31/11**

Equity	33.76%	32.58%

Fixed Income	33.76	111.72

Commodities	32.45	28.00

Cash	0.03	0.68

Total Net Assets	$14.0 million

*	Based on the expected market exposure through investments in the underlying funds.
**	Due to the use of leverage, the percentages may not equal 100%.
The Fund uses commodity-linked derivative investments and enhanced investment techniques such as leverage.

Fund Nasdaq Symbols

Class A Shares	TNEAX
Class A5 Shares	VRIAX
Class B Shares	TNEBX
Class C Shares	TNECX
Class C5 Shares	VRICX
Class R Shares	TNERX
Class R5 Shares	VRIRX
Class Y Shares	TNEYX
Institutional Class Shares	TNEIX

12 Invesco Balanced-Risk Retirement Funds

resumed their upward trend in April. The broad-based upward trend in commodities also remained intact. With the exception of Australia, all of the government fixed income investments in the Fund had a negative contribution during this time. The Fund’s equity exposures were generally positive, with particularly strong results from U.S. large- and small-cap positions. Within the Fund, commodities posted mixed results, with crude oil and precious metals faring well, while copper and agricultural commodities declined. Tactical shifts in the first part of 2011 had minimal effect on Fund performance.
     Volatility returned to global equity and commodities markets during the summer months of 2011. The causes of this volatility included performance of the peripheral European economies and the end of another round of quantitative easing. Bonds benefited during this time as yields declined in response to global economic uncertainty. The Fund’s diversified, strategic exposure to government bonds was the largest contributor to returns. Tactical overweight exposure in government bond markets and gold, along with underweight exposure to soymeal, also proved beneficial.
     Volatility of risky assets continued into the third quarter of 2011 as global equities and most commodities experienced meaningful weakness during this time. Bonds and gold had strong returns in the third quarter as investors sought shelter from the volatility. The Fund’s strategic allocation to bonds was instrumental in defending the portfolio against the weakness experienced in equities and commodities during this challenging period. In addition, a tactical overweight position in bonds and underweight position in equities drove results.
     In the final months of the reporting period, all three asset classes contributed positively to Fund performance. With the exception of Japan, global equities were up sharply in the fourth quarter. Global government bonds also performed well as yields fell. The higher yielding markets of Australia and Great Britain led results for this group. Commodities, while mixed, were the largest contributor to results at the end of the reporting period. Crude oil enjoyed very strong results, trailed by copper, which also posted a good showing. Gold was off as strong gains from earlier in the year were consolidated, and soymeal was slightly negative. Active positioning was a net detractor at the end of the reporting period as negative results from equities and commodities outweighed the positive contribution from fixed income.
     Please note that our strategy is principally implemented using derivative instruments, including futures and total return swaps. Derivatives can be a more liquid and cost effective way to gain exposure to asset classes. Additionally, the leverage used in our strategy is inherent in these instruments.
     Thank you for your continued commitment to Invesco Balanced-Risk Retirement 2050 Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Mark Ahnrud
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2050 Fund. He joined Invesco in 2000. Mr. Ahnrud earned a B.S. in finance and investments from Babson College and an M.B.A. from the Fuqua School of Business at Duke University.
Chris Devine
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2050 Fund. He joined Invesco in 1998. Mr. Devine earned a B.A. in economics from Wake Forest University and an M.B.A. from the University of Georgia.
Scott Hixon
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2050 Fund. He joined Invesco in 1994. Mr. Hixon earned a B.B.A. in finance and graduated magna cum laude from Georgia Southern University. He also earned an M.B.A. in finance from Georgia State University.
Christian Ulrich
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2050 Fund. He joined Invesco in 2000. Mr. Ulrich earned a business degree from the KV Zurich Business School in Zurich, Switzerland.
Scott Wolle
Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2050 Fund and chief investment officer of Invesco Global Asset Allocation. He joined Invesco in 1999. Mr. Wolle earned a B.S. in finance from Virginia Polytechnic Institute and State University and graduated magna cum laude. He also earned an M.B.A. from the Fuqua School of Business at Duke University, where he earned the distinction of Fuqua Scholar.
Assisted by the Global Asset Allocation Team

13 Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement Now Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es) since Inception
Fund and index data from 1/31/07

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.
Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

14 Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/11, including maximum applicable sales charges

Class A Shares

Inception (1/31/07)	1.15%

1 Year	0.33

Class A5 Shares

Inception	1.13%

1 Year	0.22

Class B Shares

Inception (1/31/07)	1.19%

1 Year	0.32

Class C Shares

Inception (1/31/07)	1.55%

1 Year	4.31

Class C5 Shares

Inception	1.52%

1 Year	4.19

Class R Shares

Inception (1/31/07)	2.06%

1 Year	5.81

Class R5 Shares

Inception	2.03%

1 Year	5.82

Class Y Shares

Inception	2.48%

1 Year	6.30

Institutional Class Shares

Inception (1/31/07)	2.58%

1 Year	6.42
Class A5 shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class C5 and Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class C5 and Class R5 shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A5, Class B, Class C, Class C5, Class R, Class R5, Class Y and Institutional Class shares was 0.80%, 0.80%, 1.55%, 1.55%, 1.55%, 1.05%, 1.05%, 0.55% and 0.55%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A5, Class B, Class C, Class C5, Class R, Class R5, Class Y and Institutional Class shares was 1.79%, 1.79%, 2.54%, 2.54%, 2.54%, 2.04%, 2.04%, 1.54% and 1.52%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A and Class A5 share performance reflects the maximum 5.50% sales charge, and Class B, Class C and Class C5 share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C and Class C5 shares is 1% for the first year after purchase. Class R, Class R5, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

[1]	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2013. See current prospectus for more information.
[2]	The expense ratio includes acquired fund fees and expenses of 0.55% for the underlying funds in which the Fund invests.

15 Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2020 Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es) since Inception
Fund and index data from 1/31/07

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.
Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

16 Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/11, including maximum applicable sales charges

Class A Shares

Inception (1/31/07)	1.34%

1 Year	3.77

Class A5 Shares

Inception	1.34%

1 Year	3.77

Class B Shares

Inception (1/31/07)	1.40%

1 Year	4.04

Class C Shares

Inception (1/31/07)	1.70%

1 Year	8.06

Class C5 Shares

Inception	1.74%

1 Year	7.93

Class R Shares

Inception (1/31/07)	2.24%

1 Year	9.49

Class R5 Shares

Inception	2.25%

1 Year	9.49

Class Y Shares

Inception	2.67%

1 Year	10.08

Institutional Class Shares

Inception (1/31/07)	2.78%

1 Year	10.04
Class A5 shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class C5 and Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class C5 and Class R5 shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A5, Class B, Class C, Class C5, Class R, Class R5, Class Y and Institutional Class shares was 1.04%, 1.04%, 1.79%, 1.79%, 1.79%, 1.29%, 1.29%, 0.79% and 0.79%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A5, Class B, Class C, Class C5, Class R, Class R5, Class Y and Institutional Class shares was 1.52%, 1.52%, 2.27%, 2.27%, 2.27%, 1.77%, 1.77%, 1.27% and 1.24%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A and Class A5 share performance reflects the maximum 5.50% sales charge, and Class B, Class C and Class C5 share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C and Class C5 shares is 1% for the first year after purchase. Class R, Class R5, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

[1]	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2013. See current prospectus for more information.
[2]	The expense ratio includes acquired fund fees and expenses of 0.79% for the underlying funds in which the Fund invests.

17 Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2030 Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es) since Inception
Fund and index data from 1/31/07

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.
Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

18 Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/11, including maximum applicable sales charges

Class A Shares

Inception (1/31/07)	0.21%

1 Year	4.15

Class A5 Shares

Inception	0.21%

1 Year	4.15

Class B Shares

Inception (1/31/07)	0.26%

1 Year	4.36

Class C Shares

Inception (1/31/07)	0.58%

1 Year	8.37

Class C5 Shares

Inception	0.60%

1 Year	8.37

Class R Shares

Inception (1/31/07)	1.08%

1 Year	9.83

Class R5 Shares

Inception	1.12%

1 Year	9.97

Class Y Shares

Inception	1.52%

1 Year	10.40

Institutional Class Shares

Inception (1/31/07)	1.62%

1 Year	10.37
Class A5 shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class C5 and Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class C5 and Class R5 shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A5, Class B, Class C, Class C5, Class R, Class R5, Class Y and Institutional Class shares was 1.04%, 1.04%, 1.79%, 1.79%, 1.79%, 1.29%, 1.29%, 0.79% and 0.79%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A5, Class B, Class C, Class C5, Class R, Class R5, Class Y and Institutional Class shares was 1.71%, 1.71%, 2.46%, 2.46%, 2.46%, 1.96%, 1.96%, 1.46% and 1.39%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A and Class A5 share performance reflects the maximum 5.50% sales charge, and Class B, Class C and Class C5 share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C and Class C5 shares is 1% for the first year after purchase. Class R, Class R5, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

[1]	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2013. See current prospectus for more information.
[2]	The expense ratio includes acquired fund fees and expenses of 0.79% for the underlying funds in which the Fund invests.

19 Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2040 Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es) since Inception
Fund and index data from 1/31/07

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.
Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

20 Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/11, including maximum applicable sales charges

Class A Shares

Inception (1/31/07)	-0.41%

1 Year	4.28

Class A5 Shares

Inception	-0.44%

1 Year	4.16

Class B Shares

Inception (1/31/07)	-0.36%

1 Year	4.37

Class C Shares

Inception (1/31/07)	-0.05%

1 Year	8.38

Class C5 Shares

Inception	-0.04%

1 Year	8.38

Class R Shares

Inception (1/31/07)	0.45%

1 Year	9.95

Class R5 Shares

Inception	0.49%

1 Year	10.08

Class Y Shares

Inception	0.89%

1 Year	10.39

Institutional Class Shares

Inception (1/31/07)	0.96%

1 Year	10.52
Class A5 shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class C5 and Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class C5 and Class R5 shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A5, Class B, Class C, Class C5, Class R, Class R5, Class Y and Institutional Class shares was 1.04%, 1.04%, 1.79%, 1.79%, 1.79%, 1.29%, 1.29%, 0.79% and 0.79%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A5, Class B, Class C, Class C5, Class R, Class R5, Class Y and Institutional Class shares was 2.21%, 2.21%, 2.96%, 2.96%, 2.96%, 2.46%, 2.46%, 1.96% and 1.80%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A and Class A5 share performance reflects the maximum 5.50% sales charge, and Class B, Class C and Class C5 share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C and Class C5 shares is 1% for the first year after purchase. Class R, Class R5, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

[1]	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2013. See current prospectus for more information.
[2]	The expense ratio includes acquired fund fees and expenses of 0.79% for the underlying funds in which the Fund invests.

21 Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2050 Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es) since Inception
Fund and index data from 1/31/07

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.
Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

22 Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/11, including maximum applicable sales charges

Class A Shares

Inception (1/31/07)	-0.91%

1 Year	4.15

Class A5 Shares

Inception	-0.94%

1 Year	4.15

Class B Shares

Inception (1/31/07)	-0.89%

1 Year	4.39

Class C Shares

Inception (1/31/07)	-0.51%

1 Year	8.36

Class C5 Shares

Inception	-0.54%

1 Year	8.37

Class R Shares

Inception (1/31/07)	-0.03%

1 Year	9.98

Class R5 Shares

Inception	-0.04%

1 Year	9.84

Class Y Shares

Inception	0.39%

1 Year	10.36

Institutional Class Shares

Inception (1/31/07)	0.45%

1 Year	10.50
Class A5 shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class C5 and Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class C5 and Class R5 shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A5, Class B, Class C, Class C5, Class R, Class R5, Class Y and Institutional Class shares was 1.04%, 1.04%, 1.79%, 1.79%, 1.79%, 1.29%, 1.29%, 0.79% and 0.79%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A5, Class B, Class C, Class C5, Class R, Class R5, Class Y and Institutional Class shares was 3.76%, 3.76%, 4.51%, 4.51%, 4.51%, 4.01%, 4.01%, 3.51% and 3.16%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A and Class A5 share performance reflects the maximum 5.50% sales charge, and Class B, Class C and Class C5 share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C and Class C5 shares is 1% for the first year after purchase. Class R, Class R5, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

[1]	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2013. See current prospectus for more information.
[2]	The expense ratio includes acquired fund fees and expenses of 0.79% for the underlying funds in which the Fund invests.

23 Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement Now Fund’s investment objective is to provide real return and, as a secondary objective, capital preservation.
Invesco Balanced-Risk Retirement 2020 Fund’s, Invesco Balanced-Risk Retirement 2030 Fund’s, Invesco Balanced-Risk Retirement 2040 Fund’s and Invesco Balanced-Risk Retirement 2050 Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices and, as a secondary objective, capital preservation.
■	Unless otherwise stated, information presented in this report is as of December 31, 2011, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class A5, C5 and R5 shares are available to only certain investors. Please see the prospectus for more information.
■	Class B shares may not be purchased for new or additional investments. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds.
■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.
■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Invesco Balanced-Risk Retirement Funds
■	Commodity-linked notes risk. An underlying fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying Fund.

■	Commodity risk. Certain of the underlying fund’s and Invesco Cayman Commodity Fund I Ltd. or Invesco Cayman Commodity Fund III Ltd., each a wholly-owned subsidiary of certain underlying funds organized under the laws of Cayman Islands (each a Subsidiary), investment exposure to the commodities markets and/or a particular sector of the commodities markets may subject the underlying fund and the Subsidiary to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates, and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because certain of the underlying fund’s and the Subsidiary’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund’s shares.
■	Concentration risk. To the extent an underlying fund invests a greater amount in any one sector or industry, an underlying fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to an underlying fund if conditions adversely affect that sector or industry.
■	Counterparty risk. Individually negotiated or over-the-counter derivatives are subject to counterparty risk, which is the risk that the other party to the contract (such as a futures contract or swap agreement) will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.
■	Credit risk. The issuer of instruments in which the underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Currency/exchange rate risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Derivatives risk. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. An underlying fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

24 Invesco Balanced-Risk Retirement Funds

■	Developing markets securities risk. Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Exchange-traded funds (ETFs) risk. An investment by the Fund or underlying fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, an ETF may be subject to the following: (1) a discount of the ETF’s shares to its net asset value; (2) failure to develop an active trading market for the ETF’s shares; (3) the listing exchange halting trading of the ETF’s shares; (4) failure of the ETF’s shares to track the referenced index; and (5) holding troubled securities in the referenced index. ETFs may involve duplication of management fees and certain other expenses, as the Fund or underlying fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests. Further, certain of the ETFs in which the Fund or underlying fund may invest are leveraged. The more the Fund or underlying fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.
■	Exchange-traded notes (ETNs) risk. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the referenced underlying asset.
■	Foreign securities risk. An underlying fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation, resulting in less publicly available information about the companies.
■	Fund of funds risk. The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Leverage risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction, and the underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair an underlying fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.
■	Liquidity risk. An underlying fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by an underlying fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
■	Non-diversification risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.
■	Subsidiary risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments, including derivatives and commodities. Because the Subsidiary is not registered under the Investment Company Act of 1940, the underlying fund, as the sole investor in the Subsidiary, will not have the protections offered to investors in U.S.-registered investment companies. Changes in the laws of the United States and/or the Cayman Islands, under which the underlying fund and the Subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and SAI and could negatively affect the underlying fund and its shareholders.
■	Tax risk. Invesco Balanced-Risk Allocation Fund intends to treat the income it derives from commodity-linked notes as qualifying income based on a private letter ruling it has received from the Internal Revenue Service (IRS) holding that the income from a form of commodity-linked note constitutes qualifying income. Additionally, Invesco Balanced-Risk Allocation Fund intends to treat the income it derives from the Subsidiary as qualifying income based on a private letter ruling it has received from the IRS holding that the income of the Subsidiary attributable to Invesco Balanced-Risk Allocation Fund is income derived with respect to Invesco Balanced-Risk Allocation Fund’s business of investing in the stock of the Subsidiary and thus constitutes qualifying income. If, however, the IRS were to change its position with respect to the conclusions reached in these private letter rulings, such that Invesco Balanced-Risk Allocation Fund’s income from the Subsidiary and commodity-linked notes is not “qualifying income,” Invesco Balanced-Risk Allocation Fund may be unable to qualify as a regulated investment company for one or more years. In this event, Invesco Balanced-Risk Allocation Fund’s Board of Trustees may authorize a significant change in investment strategy or liquidation.

25 Invesco Balanced-Risk Retirement Funds

Additional risks of investing in Invesco Balanced-Risk Retirement Now Fund and Invesco Balanced-Risk Retirement 2020 Fund
■	Industry focus risk. To the extent an underlying fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the underlying fund’s performance will depend on the overall condition of those industries, which may be affected by the following factors: the supply of short-term financing; changes in government regulation and interest rates; and overall economy.
■	Money market fund risk. An underlying fund may be a money market fund, and an investment in the underlying fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the underlying fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the underlying fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the underlying fund’s adviser or its affiliates to enter into support agreements or take other actions to maintain the underlying fund’s $1.00 share price. The credit quality of the underlying fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the underlying fund’s share price. An underlying fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Further regulation could impact the way the underlying fund is managed, possibly negatively impacting its return. Additionally, the underlying fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities.
■	Municipal securities risk. Certain of the underlying funds may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and an underlying fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
■	Repurchase agreement risk. If the seller of a repurchase agreement in which an underlying fund invests defaults on its obligation or declares bankruptcy, the underlying fund may experience delays in selling the securities underlying the repurchase agreement, resulting in losses.
■	U.S. government obligations risk. The Fund may invest in obligations issued by U.S. government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.

About indexes used in this report
■	The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.
■	The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index.
■	The Custom Balanced-Risk Allocation Broad Index consists of the S&P 500 Index (60%) and the Barclays Capital U.S. Aggregate Index (40%).
■	The Custom Balanced-Risk Retirement 2020 Index was created by Invesco to serve as a style-specific benchmark for Invesco Balanced-Risk Retirement 2020 Fund. From the inception of the fund to November 4, 2009, the index was composed of the Custom Independence 2020 Index, which included the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Barclays Capital U.S. Universal. From November 4, 2009, to November 30, 2009, the index was composed of the MSCI World Index and the JP Morgan Global Government Bond Index. Since December 1, 2009, the index is composed of the MSCI World Index and the Barclays Capital U.S. Aggregate Index.
■	The Custom Balanced-Risk Retirement 2030 Index was created by Invesco to serve as a style-specific benchmark for Invesco Balanced-Risk Retirement 2030 Fund. From the inception of the fund to November 4, 2009, the index was composed of the Custom Independence 2030 Index, which included the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Barclays Capital U.S. Universal. From November 4, 2009, to November 30, 2009, the index was composed of the MSCI World Index and the JP Morgan Global Government Bond Index. Since December 1, 2009, the index is composed of the MSCI World Index and the Barclays Capital U.S. Aggregate Index.
■	The Custom Balanced-Risk Retirement 2040 Index was created by Invesco to serve as a style-specific benchmark for Invesco Balanced-Risk Retirement 2040 Fund. From the inception of the fund to November 4, 2009, the index was composed of the Custom Independence 2040 Index, which included the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Barclays Capital U.S. Universal. From November 4, 2009, to November 30, 2009, the index was composed of the MSCI World Index and the JP Morgan Global Government Bond Index. Since December 1, 2009, the index is composed of the MSCI World Index and the Barclays Capital U.S. Aggregate Index.
■	The Custom Balanced-Risk Retirement 2050 Index was created by Invesco to serve as a style-specific benchmark for Invesco Balanced-Risk Retirement 2050 Fund. From the inception of the fund to November 4, 2009, the index was composed of the Custom Independence 2050 Index, which included the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Barclays Capital U.S. Universal. From November 4, 2009, to November 30, 2009, the index was composed of the MSCI World Index and the JP Morgan Global Government Bond Index. Since December 1, 2009, the index is composed of the MSCI World Index and the Barclays Capital U.S. Aggregate Index.
■	The Custom Balanced-Risk Retirement Now Index was created by Invesco to serve as a style-specific benchmark for Invesco Balanced-Risk Retirement Now Fund. From the inception of the fund to

26 Invesco Balanced-Risk Retirement Funds

November 4, 2009, the index was composed of the Custom Independence Now Index, which included the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs, Barclays Capital U.S. Universal and the three-month U.S. Treasury bill. From November 4, 2009, to November 30, 2009, the index was composed of the MSCI World Index, the JP Morgan Global Government Bond Index and the three-month U.S. Treasury bill. Since December 1, 2009, the index is composed of the MSCI World Index, the Barclays Capital U.S. Aggregate Index and the three-month U.S. Treasury bill.
■	The FTSE NAREIT Equity REITs Index is an unmanaged index considered representative of U.S. REITs.
■	The JP Morgan Global Government Bond Index is a total return, market capitalization weighted index that is rebalanced monthly and includes the following countries: Australia, Belgium, Canada, Denmark, Germany, Italy, Japan, the Netherlands, Spain, Sweden, the United Kingdom and the U.S.
■	The Lipper Mixed-Asset Target 2020 Funds Index is an unmanaged index considered representative of mixed-asset target 2020 funds tracked by Lipper.
■	The Lipper Mixed-Asset Target 2030 Funds Index is an unmanaged index considered representative of mixed-asset target 2030 funds tracked by Lipper.
■	The Lipper Mixed-Asset Target 2040 Funds Index is an unmanaged index considered representative of mixed-asset target 2040 funds tracked by Lipper.
■	The Lipper Mixed-Asset Target 2050+ Funds Category Average represents an average of all of the funds in the Lipper Mixed-Asset Target 2050+ Funds category.
■	The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.
■	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East.
■	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.
■	The Russell 3000® Index is an unmanaged index considered representative of the U.S. stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The S&P GSCI Index is an unmanaged world production-weighted index composed of the principal physical commodities that are the subject of active, liquid futures markets.

■	The composition of a custom index may change from time to time based on the target asset allocation of the fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objective of the fund.

■	The Funds are not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Funds may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

27 Invesco Balanced-Risk Retirement Funds

Schedule of Investments

December 31, 2011

Invesco Balanced-Risk Retirement Now Fund
Schedule of Investments in Affiliated Issuers–100.39%(a)

	% of				Change in
	Net	Value	Purchases	Proceeds	Unrealized	Realized	Dividend	Shares	Value
	Assets	12/31/10	at Cost	from Sales	Appreciation	Gain	Income	12/31/11	12/31/11

Asset Allocation Funds–60.37%
Invesco Balanced-Risk Allocation Fund	60.37%	$12,260,799	$17,367,979	$(7,130,861)	$1,830,648	$795,291	$696,313	2,090,811	$24,880,657

Money Market Funds–40.02%
Liquid Assets Portfolio–Institutional Class	20.01%	4,042,040	10,433,868	(6,229,400)	—	—	5,048	8,246,508	8,246,508

Premier Portfolio–Institutional Class	20.01%	4,042,040	10,433,868	(6,229,400)	—	—	7,586	8,246,508	8,246,508

Total Money Market Funds		8,084,080	20,867,736	(12,458,800)	—	—	12,634	16,493,016	16,493,016

TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $39,048,099)	100.39%	$20,344,879	$38,235,715 (b)	$(19,589,661)	$1,830,648 (c)	$795,291 (d)	$708,947		$41,373,673

OTHER ASSETS LESS LIABILITIES	(0.39)%								(162,151)

NET ASSETS	100.00%								$41,211,522

Invesco Balanced-Risk Retirement 2020 Fund
Schedule of Investments in Affiliated Issuers–99.83%(a)

	% of				Change in
	Net	Value	Purchases	Proceeds	Unrealized	Realized	Dividend	Shares	Value
	Assets	12/31/10	at Cost	from Sales	Appreciation	Gain	Income	12/31/11	12/31/11

Asset Allocation Funds–93.79%
Invesco Balanced-Risk Allocation Fund	93.79%	$56,049,417	$8,129,431	$(9,485,344)	$2,788,131	$1,066,500	$1,588,622	4,873,359	$57,992,978

Money Market Funds–6.04%
Liquid Assets Portfolio–Institutional Class	3.02%	712,115	9,036,188	(7,876,828)	—	—	1,335	1,871,475	1,871,475

Premier Portfolio–Institutional Class	3.02%	712,115	9,036,189	(7,876,829)	—	—	891	1,871,475	1,871,475

Total Money Market Funds		1,424,230	18,072,377	(15,753,657)	—	—	2,226	3,742,950	3,742,950

TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $56,712,915)	99.83%	$57,473,647	$26,201,808	$(25,236,001)	$2,788,131	$1,066,500 (d)	$1,590,848		$61,735,928

OTHER ASSETS LESS LIABILITIES	0.17%								103,243

NET ASSETS	100.00%								$61,839,171

Invesco Balanced-Risk Retirement 2030 Fund
Schedule of Investments in Affiliated Issuers–99.97%(a)

	% of				Change in
	Net	Value	Purchases	Proceeds	Unrealized	Realized	Dividend	Shares	Value
	Assets	12/31/10	at Cost	from Sales	Appreciation	Gain	Income	12/31/11	12/31/11

Asset Allocation Funds–99.09%
Invesco Balanced-Risk Allocation Fund	99.09%	$45,493,908	$10,802,894	$(4,244,751)	$2,668,629	$598,022	$1,503,604	4,604,476	$54,793,262

Money Market Funds–0.88%
Liquid Assets Portfolio–Institutional Class	0.44%	108,411	6,386,934	(6,250,254)	—	—	187	245,091	245,091

Premier Portfolio–Institutional Class	0.44%	108,411	6,386,934	(6,250,254)	—	—	121	245,091	245,091

Total Money Market Funds		216,822	12,773,868	(12,500,508)	—	—	308	490,182	490,182

TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $50,799,851)	99.97%	$45,710,730	$23,576,762	$(16,745,259)	$2,668,629	$598,022 (d)	$1,503,912		$55,283,444

OTHER ASSETS LESS LIABILITIES	0.03%								14,883

NET ASSETS	100.00%								$55,298,327

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by having the same investment adviser. The Fund invests in Institutional Class shares of the mutual funds listed.

(b)	Includes $15,963,014 of purchases related to the acquisition of Invesco Balanced-Risk Retirement 2010 Fund.

(c)	Includes $1,145,635 of unrealized appreciation from the acquisition of Invesco Balanced-Risk Retirement 2010 Fund.

(d)	Includes $243,199, $555,157 and $525,440 of capital gains from affiliated underlying funds for Invesco Balanced-Risk Retirement Now Fund, Invesco Balanced-Risk Retirement 2020 Fund and Invesco Balanced-Risk Retirement 2030 Fund, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28        Invesco Balanced-Risk Retirement Funds

Schedule of Investments—(continued)

December 31, 2011

Invesco Balanced-Risk Retirement 2040 Fund
Schedule of Investments in Affiliated Issuers–100.21%(a)

	% of				Change in
	Net	Value	Purchases	Proceeds	Unrealized	Realized	Dividend	Shares	Value
	Assets	12/31/10	at Cost	from Sales	Appreciation	Gain	Income	12/31/11	12/31/11

Asset Allocation Funds–99.23%
Invesco Balanced-Risk Allocation Fund	99.23%	$23,444,477	$5,685,074	$(3,281,984)	$1,317,183	$334,919	$751,327	2,288,837	$27,237,168

Money Market Funds–0.98%
Liquid Assets Portfolio–Institutional Class	0.49%	217,331	3,299,536	(3,382,398)	—	—	101	134,469	134,469

Premier Portfolio–Institutional Class	0.49%	217,331	3,299,536	(3,382,399)	—	—	66	134,468	134,468

Total Money Market Funds		434,662	6,599,072	(6,764,797)	—	—	167	268,937	268,937

TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $25,262,771)	100.21%	$23,879,139	$12,284,146	$(10,046,781)	$1,317,183	$334,919 (b)	$751,494		$27,506,105

OTHER ASSETS LESS LIABILITIES	(0.21)%								(56,718)

NET ASSETS	100.00%								$27,449,387

Invesco Balanced-Risk Retirement 2050 Fund
Schedule of Investments in Affiliated Issuers–99.70%(a)

	% of				Change in
	Net	Value	Purchases	Proceeds	Unrealized	Realized	Dividend	Shares	Value
	Assets	12/31/10	at Cost	from Sales	Appreciation	Gain	Income	12/31/11	12/31/11

Asset Allocation Funds–99.02%
Invesco Balanced-Risk Allocation Fund	99.02%	$9,120,221	$6,397,197	$(2,122,160)	$479,859	$144,435	$347,463	1,167,916	$13,898,204

Money Market Funds–0.68%
Liquid Assets Portfolio–Institutional Class	0.34%	19,365	3,003,550	(2,975,410)	—	—	48	47,505	47,505

Premier Portfolio–Institutional Class	0.34%	19,365	3,003,550	(2,975,410)	—	—	33	47,505	47,505

Total Money Market Funds		38,730	6,007,100	(5,950,820)	—	—	81	95,010	95,010

TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $13,153,934)	99.70%	$9,158,951	$12,404,297	$(8,072,980)	$479,859	$144,435 (b)	$347,544		$13,993,214

OTHER ASSETS LESS LIABILITIES	0.30%								41,916

NET ASSETS	100.00%								$14,035,130

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by having the same investment adviser. The Fund invests in Institutional Class shares of the mutual funds listed.
(b)	Includes $262,501 and $121,348 of capital gains from affiliated underlying funds for Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29        Invesco Balanced-Risk Retirement Funds

Statement of Assets and Liabilities

December 31, 2011

	Invesco Balanced-	Invesco Balanced-	Invesco Balanced-	Invesco Balanced-	Invesco Balanced-
	Risk Retirement	Risk Retirement	Risk Retirement	Risk Retirement	Risk Retirement
	Now Fund	2020 Fund	2030 Fund	2040 Fund	2050 Fund
Assets:
Investments in affiliated underlying funds, at value	$41,373,673	$61,735,928	$55,283,444	$27,506,105	$13,993,214

Receivable for:
Fund shares sold	35,425	254,409	177,846	89,593	72,154

Dividends	1,854	431	45	27	18

Fund expenses absorbed	26,028	—	—	—	41,383

Investment for trustee deferred compensation and retirement plans	20,394	11,544	11,694	11,777	10,932

Other assets	8,073	9,631	9,420	8,648	9,086

Total assets	41,465,447	62,011,943	55,482,449	27,616,150	14,126,787

Liabilities:
Payable for:
Fund shares reacquired	120,899	42,813	64,494	71,101	4,509

Accrued fees to affiliates	25,269	80,452	71,611	49,865	43,537

Accrued operating expenses	86,404	36,355	35,076	33,521	32,540

Trustee deferred compensation and retirement plans	21,353	13,152	12,941	12,276	11,071

Total liabilities	253,925	172,772	184,122	166,763	91,657

Net assets applicable to shares outstanding	$41,211,522	$61,839,171	$55,298,327	$27,449,387	$14,035,130

Net assets consist of:
Shares of beneficial interest	$38,547,774	$56,246,133	$50,354,048	$25,382,101	$13,181,428

Undistributed net investment income	(2,473)	(12,782)	(12,568)	36,494	14,590

Undistributed net realized gain	340,647	582,808	473,254	(212,542)	(168)

Unrealized appreciation	2,325,574	5,023,012	4,483,593	2,243,334	839,280

	$41,211,522	$61,839,171	$55,298,327	$27,449,387	$14,035,130

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30        Invesco Balanced-Risk Retirement Funds

Statement of Assets and Liabilities—(continued)

December 31, 2011

	Invesco Balanced-	Invesco Balanced-	Invesco Balanced-	Invesco Balanced-	Invesco Balanced-
	Risk Retirement	Risk Retirement	Risk Retirement	Risk Retirement	Risk Retirement
	Now Fund	2020 Fund	2030 Fund	2040 Fund	2050 Fund
Net Assets:
Class A	$10,150,366	$26,419,557	$22,508,418	$13,484,281	$7,586,418

Class A5	$20,371,296	$15,290,764	$10,833,573	$4,087,456	$1,430,042

Class B	$811,745	$3,163,470	$3,067,861	$1,288,723	$477,723

Class C	$2,415,778	$5,322,385	$6,107,192	$3,468,320	$1,872,400

Class C5	$4,890,939	$3,862,427	$1,883,160	$594,513	$99,438

Class R	$1,774,208	$5,929,717	$7,635,641	$3,691,941	$1,929,721

Class R5	$467,076	$1,443,209	$847,879	$631,307	$145,937

Class Y	$304,539	$395,401	$2,402,574	$190,300	$482,315

Institutional Class	$25,575	$12,241	$12,029	$12,546	$11,136

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	1,148,189	2,917,867	2,581,482	1,638,974	925,440

Class A5	2,306,793	1,688,818	1,242,171	497,196	174,316

Class B	92,525	352,768	354,517	158,036	58,879

Class C	275,190	594,618	706,580	425,839	230,411

Class C5	557,364	431,411	217,869	73,053	12,241

Class R	201,087	657,166	879,566	450,580	236,255

Class R5	52,967	159,939	97,706	76,994	17,856

Class Y	34,366	43,663	275,138	23,098	58,753

Institutional Class	2,888	1,347	1,374	1,521	1,356

Class A: Net asset value per share	$8.84	$9.05	$8.72	$8.23	$8.20

Maximum offering price per share
(Net asset value divided by 94.50%)	$9.35	$9.58	$9.23	$8.71	$8.68

Class A5:
Net asset value per share	$8.83	$9.05	$8.72	$8.22	$8.20

Maximum offering price per share
(Net asset value divided by 94.50%)	$9.34	$9.58	$9.23	$8.70	$8.68

Class B: Net asset value and offering price per share	$8.77	$8.97	$8.65	$8.15	$8.11

Class C: Net asset value and offering price per share	$8.78	$8.95	$8.64	$8.14	$8.13

Class C5:
Net asset value and offering price per share	$8.78	$8.95	$8.64	$8.14	$8.12

Class R: Net asset value and offering price per share	$8.82	$9.02	$8.68	$8.19	$8.17

Class R5:
Net asset value and offering price per share	$8.82	$9.02	$8.68	$8.20	$8.17

Class Y: Net asset value and offering price per share	$8.86	$9.06	$8.73	$8.24	$8.21

Institutional Class: Net asset value and offering price per share	$8.86	$9.09	$8.75	$8.25	$8.21

Cost of Investments in affiliated underlying funds	$39,048,099	$56,712,915	$50,799,851	$25,262,771	$13,153,934

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31        Invesco Balanced-Risk Retirement Funds

Statement of Operations

For the year ended December 31, 2011

	Invesco Balanced-	Invesco Balanced-	Invesco Balanced-	Invesco Balanced-	Invesco Balanced-
	Risk Retirement	Risk Retirement	Risk Retirement	Risk Retirement	Risk Retirement
	Now Fund	2020 Fund	2030 Fund	2040 Fund	2050 Fund
Investment income:
Dividends from affiliated underlying funds	$708,947	$1,590,848	$1,503,912	$751,494	$347,544

Expenses:
Administrative services fees	50,000	50,000	50,000	50,000	50,000

Custodian fees	7,549	7,470	7,570	7,724	7,538

Distribution fees:
Class A	16,562	51,911	44,197	26,236	11,111

Class A5	43,211	42,967	29,274	10,970	4,034

Class B	6,193	29,476	30,709	12,262	4,581

Class C	17,661	42,770	49,504	28,447	10,063

Class C5	41,341	38,607	20,204	6,337	1,310

Class R	6,434	26,546	33,357	18,069	8,518

Class R5	1,215	7,042	3,816	3,124	704

Transfer agent fees — A, A5, B, C, C5, R, R5 and Y	46,211	102,727	105,105	84,079	47,891

Transfer agent fees — Institutional	11	12	4	12	11

Trustees’ and officers’ fees and benefits	18,556	19,520	19,277	18,017	17,641

Registration and filing fees	86,358	88,235	89,166	86,700	86,120

Professional services fees	33,797	33,982	33,909	33,839	32,821

Other	27,269	6,804	31,752	24,731	24,634

Total expenses	402,368	548,069	547,844	410,547	306,977

Less: Expenses reimbursed and expense offset arrangement(s)	(269,857)	(308,895)	(336,916)	(305,168)	(266,681)

Net expenses	132,511	239,174	210,928	105,379	40,296

Net investment income	576,436	1,351,674	1,292,984	646,115	307,248

Realized and unrealized gain from:
Net realized gain from affiliated underlying funds	552,092	511,343	72,582	72,418	23,087

Net realized gain from distributions of affiliated underlying fund shares	243,199	555,157	525,440	262,501	121,348

Net realized gain from affiliated underlying fund shares	795,291	1,066,500	598,022	334,919	144,435

Change in net unrealized appreciation of affiliated underlying fund shares	685,013	2,788,131	2,668,629	1,317,183	479,859

Net increase in net assets resulting from operations	$2,056,740	$5,206,305	$4,559,635	$2,298,217	$931,542

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32        Invesco Balanced-Risk Retirement Funds

Statement of Changes in Net Assets

For the years ended December 31, 2011 and 2010

	Invesco Balanced-Risk		Invesco Balanced-Risk		Invesco Balanced-Risk
	Retirement Now Fund		Retirement 2020 Fund		Retirement 2030 Fund
	2011	2010	2011	2010	2011	2010

Operations:
Net investment income	$576,436	$601,448	$1,351,674	$2,713,973	$1,292,984	$2,141,154

Net realized gain	795,291	282,527	1,066,500	726,237	598,022	329,268

Change in net unrealized appreciation	685,013	530,406	2,788,131	2,679,831	2,668,629	2,229,484

Net increase in net assets resulting from operations	2,056,740	1,414,381	5,206,305	6,120,041	4,559,635	4,699,906

Distributions to shareholders from net investment income:
Class A	(142,006)	(75,437)	(637,429)	(864,516)	(564,945)	(659,001)

Class A5	(300,736)	(380,892)	(379,073)	(1,051,967)	(278,684)	(662,396)

Class B	(9,373)	(8,667)	(57,488)	(119,331)	(58,549)	(139,456)

Class C	(28,937)	(23,359)	(91,258)	(169,840)	(113,705)	(148,930)

Class C5	(57,934)	(81,530)	(70,161)	(196,095)	(35,879)	(132,201)

Class R	(24,061)	(22,718)	(133,027)	(232,419)	(176,712)	(317,825)

Class R5	(5,323)	(500)	(32,129)	(61,820)	(19,667)	(32,384)

Class Y	(4,411)	(4,256)	(10,034)	(6,875)	(65,916)	(58,151)

Institutional Class	(407)	(565)	(340)	(622)	(342)	(1,458)

Total distributions from net investment income	(573,188)	(597,924)	(1,410,939)	(2,703,485)	(1,314,399)	(2,151,802)

Distributions to shareholders from net realized gains:
Class A	(116,966)	—	(317,750)	(11,225)	(35,294)	—

Class A5	(256,120)	—	(188,963)	(13,634)	(17,410)	—

Class B	(9,596)	—	(39,478)	(1,793)	(4,966)	—

Class C	(29,727)	—	(62,653)	(2,556)	(9,644)	—

Class C5	(62,055)	—	(48,181)	(2,947)	(3,043)	—

Class R	(21,674)	—	(73,004)	(3,153)	(12,091)	—

Class R5	(4,457)	—	(17,632)	(839)	(1,346)	—

Class Y	(3,368)	—	(4,580)	(84)	(3,790)	—

Institutional Class	(324)	—	(155)	(8)	(20)	—

Total distributions from net realized gains	(504,287)	—	(752,396)	(36,239)	(87,604)	—

Share transactions–net:
Class A	7,468,007	1,011,539	7,377,508	5,605,517	7,306,290	4,897,577

Class A5	6,896,451	12,381,462	(6,813,063)	19,715,798	(3,347,824)	12,571,171

Class B	492,764	(87,944)	108,462	735,967	(365,435)	603,752

Class C	1,484,874	577,095	1,127,300	1,654,783	2,215,599	1,190,188

Class C5	1,873,454	2,788,212	(885,178)	4,245,840	(1,237,852)	2,791,433

Class R	989,227	352,058	431,958	2,432,162	490,209	2,466,512

Class R5	443,364	11,866	32,653	1,237,894	99,640	625,459

Class Y	158,367	113,363	253,865	93,144	1,321,955	865,643

Institutional Class	12,119	(39,301)	—	—	(6,375)	6,092

Net increase in net assets resulting from share transactions	19,818,627	17,108,350	1,633,505	35,721,105	6,476,207	26,017,827

Net increase in net assets	20,797,892	17,924,807	4,676,475	39,101,422	9,633,839	28,565,931

Net assets:
Beginning of year	20,413,630	2,488,823	57,162,696	18,061,274	45,664,488	17,098,557

End of year*	$41,211,522	$20,413,630	$61,839,171	$57,162,696	$55,298,327	$45,664,488

* Includes accumulated undistributed net investment income (loss)	$(2,473)	$4,281	$(12,782)	$56,053	$(12,568)	$8,514

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33        Invesco Balanced-Risk Retirement Funds

Statement of Changes in Net Assets—(continued)

For the years ended December 31, 2011

	Invesco Balanced-Risk		Invesco Balanced-Risk
	Retirement 2040 Fund		Retirement 2050 Fund
	2011	2010	2011	2010

Operations:
Net investment income	$646,115	$1,137,199	$307,248	$446,355

Net realized gain	334,919	142,442	144,435	69,559

Change in net unrealized appreciation	1,317,183	1,140,542	479,859	461,757

Net increase in net assets resulting from operations	2,298,217	2,420,183	931,542	977,671

Distributions to shareholders from net investment income:
Class A	(550,998)	(260,248)	(155,715)	(194,996)

Class A5	(171,505)	(191,647)	(32,532)	(99,147)

Class B	(45,917)	(27,783)	(7,997)	(23,583)

Class C	(120,717)	(50,796)	(29,754)	(33,675)

Class C5	(21,120)	(19,815)	(1,758)	(27,738)

Class R	(144,708)	(89,064)	(39,813)	(88,272)

Class R5	(24,812)	(16,286)	(3,001)	(7,038)

Class Y	(8,277)	(13,347)	(14,620)	(11,328)

Institutional Class	(571)	(413)	(280)	(610)

Total distributions from net investment income	(1,088,625)	(669,399)	(285,470)	(486,387)

Distributions to shareholders from net realized gains:
Class A	—	(272,395)	—	—

Class A5	—	(200,592)	—	—

Class B	—	(36,831)	—	—

Class C	—	(66,787)	—	—

Class C5	—	(26,268)	—	—

Class R	—	(100,069)	—	—

Class R5	—	(18,298)	—	—

Class Y	—	(13,003)	—	—

Institutional Class	—	(402)	—	—

Total distributions from net realized gains	—	(734,645)	—	—

Share transactions–net:
Class A	4,240,080	3,793,667	3,602,431	967,731

Class A5	(2,350,403)	5,868,879	(482,501)	1,679,911

Class B	111,726	295,691	(44,422)	32,941

Class C	1,181,933	656,752	1,092,972	187,719

Class C5	(186,529)	705,238	(241,415)	309,156

Class R	(20,352)	1,581,679	100,199	658,476

Class R5	27,297	535,988	782	123,934

Class Y	(214,877)	305,686	293,051	135,162

Institutional Class	—	—	—	(11,101)

Net increase in net assets resulting from share transactions	2,788,875	13,743,580	4,321,097	4,083,929

Net increase in net assets	3,998,467	14,759,719	4,967,169	4,575,213

Net assets:
Beginning of year	23,450,920	8,691,201	9,067,961	4,492,748

End of year*	$27,449,387	$23,450,920	$14,035,130	$9,067,961

* Includes accumulated undistributed net investment income (loss)	$36,494	$479,004	$14,590	$(7,188)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34        Invesco Balanced-Risk Retirement Funds

Notes to Financial Statements

December 31, 2011

NOTE 1—Significant Accounting Policies

AIM Growth Series (Invesco Growth Series) (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of sixteen separate series portfolios (each constituting a “Fund”), each authorized to issue an unlimited number of shares of beneficial interest. The Funds covered in this report are Invesco Balanced-Risk Retirement Now Fund, Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund (collectively, the “Funds”). The assets, liabilities and operations of each Fund are accounted for separately. Information presented in these financial statements pertains only to the Funds. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class.
  The investment objectives: to provide real return and, as a secondary objective, capital preservation for Invesco Balanced-Risk Retirement Now Fund; and to provide total return with a low to moderate correlation to traditional financial market indices and, as a secondary objective, capital preservation for Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund.
  Each Fund currently consists of nine different classes of shares: Class A, Class A5, Class B, Class C, Class C5, Class R, Class R5, Class Y and Institutional Class. Class A5, Class C5 and Class R5 shares are closed to new investors. Class A shares and Class A5 shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C and Class C5 shares are sold with a CDSC. Class R, Class R5, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  Each Fund is a “fund of funds,” in that it invests in other mutual funds advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”). The Adviser may change each Fund’s asset class allocations, the underlying funds or the target weightings in an underlying fund without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are available upon request.
  The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

A.	Security Valuations — Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end of day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of underlying funds affiliated with the Funds as a result of having the same investment advisor are set forth below.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and

35        Invesco Balanced-Risk Retirement Funds

make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. Interest income is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Each Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Distributions — Invesco Balanced-Risk Retirement Now Fund generally declares and pays dividends, if any, quarterly. Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund generally declare and pay dividends, if any, annually. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Funds may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Funds’ taxable earnings to shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
Each Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, each Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
E.	Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Funds and do not include any expenses of the underlying funds. The effects of the underlying funds’ expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds.
Fees provided for under the Rule 12b-1 plan of a particular class of each Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts, including each Funds’ servicing agreements, that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

36        Invesco Balanced-Risk Retirement Funds

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Funds do not pay an advisory fee. However, each Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Invesco has contractually agreed, through at least April 30, 2013, to reimburse expenses to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class A5, Class B, Class C, Class C5, Class R, Class R5, Class Y and Institutional Class shares for each Fund as shown in the following table:

	Class		Class	Class		Institutional
	A / A5	Class B	C / C5	R / R5	Class Y	Class

Invesco Balanced-Risk Retirement Now Fund	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%

Invesco Balanced-Risk Retirement 2020 Fund	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%

Invesco Balanced-Risk Retirement 2030 Fund	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%

Invesco Balanced-Risk Retirement 2040 Fund	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%

Invesco Balanced-Risk Retirement 2050 Fund	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%

  In determining Invesco’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Funds have incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not fees and expenses incurred by the Funds directly but are fees and expenses, including management fees, of the investment companies in which the Funds invest. As a result, total annual fund operating expenses after expense reimbursement may exceed the expense limits above. You incur these expenses indirectly through the valuation of each Fund’s investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total return of the Funds. Unless the Board of the Trustees and Invesco mutually agree to amend or continue each Fund’s fee waiver agreement, it will terminate on April 30, 2013.
  For the year ended December 31, 2011, Invesco reimbursed the following expenses:

	Fund	Class	Class	Class	Class	Class	Class	Class	Class	Inst.
	Level	A	A5	B	C	C5	R	R5	Y	Class

Invesco Balanced-Risk Retirement Now Fund	$223,635	$9,515	$24,825	$889	$2,537	$5,938	$1,848	$349	$310	$11

Invesco Balanced-Risk Retirement 2020 Fund	206,156	38,051	31,495	5,401	7,837	7,075	9,729	2,581	390	12

Invesco Balanced-Risk Retirement 2030 Fund	231,807	38,739	25,659	6,729	10,848	4,427	14,619	1,673	2,238	4

Invesco Balanced-Risk Retirement 2040 Fund	221,076	36,677	15,335	4,285	9,942	2,215	12,630	2,183	669	12

Invesco Balanced-Risk Retirement 2050 Fund	218,779	22,016	7,993	2,269	4,985	649	8,440	697	842	11

  The Trust has entered into a master administrative services agreement with Invesco pursuant to which each Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to such Fund. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which each Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to such Fund. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class A5, Class B, Class C, Class C5, Class R, Class R5, Class Y and Institutional Class shares of each Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund’s Class A, Class A5, Class B, Class C, Class C5, Class R and Class R5 shares (collectively, the “Plans”). Each Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Also, each Fund, pursuant to the Plans, reimburses IDI up to a maximum annual rate of 0.25% of each Fund’s average daily net assets of Class A5 shares, 1.00% of the average daily net assets of each Fund’s Class C5 shares and 0.50% of each Fund’s average daily net assets of Class R5 shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of each Fund. For the year ended December 31, 2011, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC are not recorded as expenses of the Funds. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A and Class A5 shares of the Funds. CDSC are deducted from redemption proceeds prior to remittance to the

37        Invesco Balanced-Risk Retirement Funds

shareholder. During the year ended December 31, 2011, IDI advised the Funds that IDI retained the following in front-end sales commissions from the sale of Class A and Class A5 shares and received the following in CDSC imposed on redemptions by shareholders:

	Front End Sales Charges		Contingent Deferred Sales Charges
	Class A	Class A5	Class A	Class A5	Class B	Class C	Class C5

Invesco Balanced-Risk Retirement Now Fund	$2,908	$771	$0	$0	$1,141	$1,007	$14

Invesco Balanced-Risk Retirement 2020 Fund	13,790	1,657	0	33	3,354	282	83

Invesco Balanced-Risk Retirement 2030 Fund	16,766	1,608	50	0	6,005	461	515

Invesco Balanced-Risk Retirement 2040 Fund	14,281	965	19	13,141	3,357	353	207

Invesco Balanced-Risk Retirement 2050 Fund	5,941	311	0	0	1,205	201	215

  The underlying Invesco Funds Institutional Class shares pay no distribution fees and the Funds pay no sales loads or other similar compensation to IDI for acquiring underlying fund shares.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable(for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
  During the year ended December 31, 2011, there were no significant transfers between investment levels.

Equity Securities
Fund Name	Level 1	Level 2	Level 3	Total

Invesco Balanced-Risk Retirement Now Fund	$41,373,673	$—	$—	$41,373,673

Invesco Balanced-Risk Retirement 2020 Fund	61,735,928	—	—	61,735,928

Invesco Balanced-Risk Retirement 2030 Fund	55,283,444	—	—	55,283,444

Invesco Balanced-Risk Retirement 2040 Fund	27,506,105	—	—	27,506,105

Invesco Balanced-Risk Retirement 2050 Fund	13,993,214	—	—	13,993,214

38        Invesco Balanced-Risk Retirement Funds

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2011, the Funds received credits from this arrangement, which resulted in the reduction of the Funds’ total expenses of:

Transfer Agent Credits

Invesco Balanced-Risk Retirement Now Fund	$—

Invesco Balanced-Risk Retirement 2020 Fund	168

Invesco Balanced-Risk Retirement 2030 Fund	173

Invesco Balanced-Risk Retirement 2040 Fund	144

Invesco Balanced-Risk Retirement 2050 Fund	—

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by each Fund to pay remuneration to certain Trustees and Officers of such Fund. Trustees have the option to defer compensation payable by the Funds, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by each Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Funds may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by each Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Funds.
  During the year ended December 31, 2011, the Funds in aggregate paid legal fees of $5,776 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees as shown below. A partner of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Funds are permitted to temporarily carry a negative or overdrawn balance in their account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2011 and 2010:

	2011			2010
	Ordinary	Long-term	Total	Ordinary	Long-term	Total
	Income	Capital Gain	Distributions	Income	Capital Gain	Distributions

Invesco Balanced-Risk Retirement Now Fund	$706,412	$371,063	$1,077,475	$597,924	$—	$597,924

Invesco Balanced-Risk Retirement 2020 Fund	1,789,776	373,559	2,163,335	2,739,724	—	2,739,724

Invesco Balanced-Risk Retirement 2030 Fund	1,314,067	87,936	1,402,003	2,151,802	—	2,151,802

Invesco Balanced-Risk Retirement 2040 Fund	1,088,625	—	1,088,625	1,404,044	—	1,404,044

Invesco Balanced-Risk Retirement 2050 Fund	285,470	—	285,470	486,387	—	486,387

Tax Components of Net Assets at Period-End:

	Undistributed	Undistributed	Net Unrealized	Temporary		Shares of	Total
	Ordinary	Long-term	Appreciation	Book/Tax	Capital Loss	Beneficial	Net
	Income	Gain	Investments	Differences	Carryforward	Interest	Assets

Invesco Balanced-Risk Retirement Now Fund	$18,228	$342,689	$2,323,532	$(20,701)	$—	$38,547,774	$41,211,522

Invesco Balanced-Risk Retirement 2020 Fund	—	611,181	4,994,641	(12,784)	—	56,246,133	61,839,171

Invesco Balanced-Risk Retirement 2030 Fund	—	535,462	4,421,385	(12,568)	—	50,354,048	55,298,327

Invesco Balanced-Risk Retirement 2040 Fund	48,394	—	2,188,452	(11,900)	(157,660)	25,382,101	27,449,387

Invesco Balanced-Risk Retirement 2050 Fund	25,312	40,891	798,221	(10,722)	—	13,181,428	14,035,130

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation (depreciation) differences are attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Funds’ temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

39        Invesco Balanced-Risk Retirement Funds

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Funds are limited to utilizing capital loss carryforward in the fiscal year ending December 31, 2012. The Funds’ capital loss carryforward limitations and amounts utilized in the current period to offset net realized capital gain for federal income tax purposes are as follows:

	Capital Loss
	Carryforward	Capital Loss
	Subject to Annual	Carryforward
	Limitation	Utilized

Invesco Balanced-Risk Retirement Now Fund	$—	$—

Invesco Balanced-Risk Retirement 2020 Fund	—	—

Invesco Balanced-Risk Retirement 2030 Fund	—	5,157

Invesco Balanced-Risk Retirement 2040 Fund	—	340,342

Invesco Balanced-Risk Retirement 2050 Fund	—	121,516

  The Funds have a capital loss carryforward as of December 31, 2011 which expires as follows:

Capital Loss Carryforward*
Short Term
(Expiration Date)
	2018	Long Term	Total

Invesco Balanced-Risk Retirement Now Fund	$—	$—	$—

Invesco Balanced-Risk Retirement 2020 Fund	—	—	—

Invesco Balanced-Risk Retirement 2030 Fund	—	—	—

Invesco Balanced-Risk Retirement 2040 Fund	157,660	—	157,660

Invesco Balanced-Risk Retirement 2050 Fund	—	—	—

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of June 6, 2011, the date of reorganization of Invesco Balanced-Risk Retirement 2010 Fund into the Invesco Balanced-Risk Retirement Now Fund are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities purchased and sold by each Fund and aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes are as follows:

	For the year ended		At December 31, 2011
	December 31, 2011**		Federal Tax	Unrealized	Unrealized	Net Unrealized
	Purchases	Sales	Cost	Appreciation	(Depreciation)	Appreciation

Invesco Balanced-Risk Retirement Now Fund	$1,404,965	$7,130,861	$39,050,141	$2,323,532	$—	$2,323,532

Invesco Balanced-Risk Retirement 2020 Fund	8,129,431	9,485,344	56,741,287	4,994,641	—	4,994,641

Invesco Balanced-Risk Retirement 2030 Fund	10,802,894	4,244,751	50,862,059	4,421,385	—	4,421,385

Invesco Balanced-Risk Retirement 2040 Fund	5,685,074	3,281,984	25,317,653	2,188,452	—	2,188,452

Invesco Balanced-Risk Retirement 2050 Fund	6,397,197	2,122,160	13,194,993	798,221	—	798,221

**	Excludes U.S. Treasury obligations and money market funds, if any.

40        Invesco Balanced-Risk Retirement Funds

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions, on December 31, 2011.

	Undistributed Net	Undistributed Net	Shares of Beneficial
	Investment Income	Realized Gain	Interest

Invesco Balanced-Risk Retirement Now Fund*	$(1,920)	$1,920	$—

Invesco Balanced-Risk Retirement 2020 Fund	(9,570)	9,737	(167)

Invesco Balanced-Risk Retirement 2030 Fund	333	(333)	—

Invesco Balanced-Risk Retirement 2040 Fund	—	—	—

Invesco Balanced-Risk Retirement 2050 Fund	—	—	—

*	Further, as a result of tax deferrals acquired in the reorganization of Invesco Balanced-Risk Retirement 2010 Fund into the Invesco Balanced-Risk Retirement Now Fund, undistributed net investment income was decreased by $8,082, undistributed net realized gain was decreased by $1,248 and shares of beneficial interest increased by $9,330. These reclassifications had no effect on the net assets of each Fund.

41        Invesco Balanced-Risk Retirement Funds

NOTE 10—Share Information

Invesco Balanced-Risk Retirement Now Fund	Summary of Share Activity

	Year ended December 31,
	2011(a)				2010
	Shares		Amount		Shares	Amount

Sold:
Class A	441,218		$3,904,803		209,797	$1,778,431

Class A5(b)	29,834		262,471		21,678	181,244

Class B	16,716		146,884		18,554	154,568

Class C	139,070		1,220,557		92,388	781,531

Class C5(b)	11,920		104,824		9,447	82,743

Class R	48,212		425,012		84,573	720,886

Class R5(b)	16,184		143,052		170	1,580

Class Y	10,042		89,900		—	—

Institutional Class	—		—		—	—

Issued as reinvestment of dividends:
Class A	29,224		255,421		8,346	70,575

Class A5(b)	62,106		541,662		40,538	343,356

Class B	2,077		18,028		956	8,060

Class C	6,627		57,530		2,643	22,299

Class C5(b)	13,276		115,193		9,322	78,772

Class R	5,174		45,053		2,640	22,339

Class R5(b)	1,027		8,965		12	100

Class Y	812		7,121		35	379

Institutional Class	—		—		21	199

Automatic conversion of Class B shares to Class A shares:
Class A	29,846		262,319		22,765	190,590

Class B	(30,048)		(262,319)		(22,746)	(190,590)

Issued in connection with acquisitions:
Class A	743,682	(c)	6,458,527	(c)	—	—

Class A5	1,648,414	(c)	14,297,609	(c)	2,182,417 (d)	18,157,649 (d)

Class B	83,133	(c)	718,020	(c)	—	—

Class C	182,087	(c)	1,573,641	(c)	—	—

Class C5	354,659	(c)	3,063,453	(c)	440,320 (d)	3,659,070 (d)

Class R	112,181	(c)	972,857	(c)	—	—

Class R5	42,576	(c)	369,016	(c)	14,029 (d)	116,725 (d)

Class Y	53,205	(c)	462,458	(c)	15,229 (d)	126,705 (d)

Institutional Class	1,395	(c)	12,119	(c)	—	—

Reacquired:
Class A	(385,665)		(3,413,063)		(120,972)	(1,028,057)

Class A5(b)	(940,077)		(8,205,291)		(738,117)	(6,300,787)

Class B	(14,580)		(127,849)		(6,918)	(59,982)

Class C	(154,740)		(1,366,854)		(26,516)	(226,735)

Class C5(b)	(161,876)		(1,410,016)		(119,704)	(1,032,373)

Class R	(51,936)		(453,695)		(44,844)	(391,167)

Class R5(b)	(8,799)		(77,669)		(12,232)	(106,539)

Class Y	(45,550)		(401,112)		(1,578)	(13,721)

Institutional Class	—		—		(4,530)	(39,500)

Net increase in share activity	2,291,426		$19,818,627		2,077,723	$17,108,350

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 28% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of June 1, 2010.
(c)	As of the opening of business on June 6, 2011, the Fund acquired all the net assets of Invesco Balanced-Risk Retirement 2010 Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010. The acquisition was accomplished by a tax-free exchange of 3,221,332 shares of the Fund for 3,126,746 shares outstanding of Target Fund as of the close of business on June 3, 2011. Each class of Target Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of Target Fund to the net asset value of the Fund on the close of business, June 3, 2011. Target Fund’s net assets at that date of $27,927,700 including $1,145,635 of unrealized appreciation, was combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $17,482,979. The net assets of the Fund immediately following the acquisition were $45,410,679.

42        Invesco Balanced-Risk Retirement Funds

NOTE 10—Share Information—(continued)

The pro forma results of operations for the year ended December 31, 2011, assuming the reorganization had been completed on January 1, 2011, the beginning of the annual reporting period, are as follows:

Net investment income	$620,877

Net realized/unrealized gains	1,951,735

Change in net assets resulting from operations	$2,572,612

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since June 6, 2011.
(d)	As of the opening of business on June 1, 2010, the Fund acquired all the net assets of Van Kampen In Retirement Strategy Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on January 21, 2010 and by the shareholders of Van Kampen In Retirement Strategy Fund on May 11, 2010. The acquisition was accomplished by a taxable exchange of 2,651,995 shares of the Fund for 1,941,690 shares outstanding of Van Kampen In Retirement Strategy Fund as of the close of business on May 28, 2010. Class A, Class C, Class R and Institutional Class of Van Kampen In Retirement Strategy Fund were exchanged for Class A5, Class C5, Class R5 and Class Y shares of the Fund, respectively, based on the relative net asset value of Van Kampen In Retirement Strategy Fund to the net asset value of the Fund on the close of business, May 28, 2010. Van Kampen In Retirement Strategy Fund’s net assets at that date of $22,060,149 was combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $3,187,794. The net assets of the Fund immediately following the acquisition were $25,247,943.

43        Invesco Balanced-Risk Retirement Funds

NOTE 10—Share Information—(continued)

Invesco Balanced-Risk Retirement 2020 Fund

	Summary of Share Activity

	Year ended December 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Class A	1,416,575	$12,655,682	1,032,968	$8,558,636

Class A5(b)	65,807	578,778	200,277	1,694,721

Class B	99,064	877,618	144,101	1,180,893

Class C	262,080	2,307,502	248,473	2,061,134

Class C5(b)	17,757	154,849	24,454	202,416

Class R	338,507	2,977,655	325,373	2,722,482

Class R5(b)	51,283	451,272	69,638	583,495

Class Y	39,496	356,904	1,642	14,506

Institutional Class	—	—	—	—

Issued as reinvestment of dividends:
Class A	106,424	948,237	101,336	849,286

Class A5(b)	63,059	561,854	123,855	1,037,908

Class B	10,890	96,160	14,341	119,174

Class C	17,444	153,681	20,389	169,033

Class C5(b)	13,361	117,709	23,726	196,688

Class R	23,202	206,030	28,212	235,572

Class R5(b)	5,515	48,969	7,380	61,622

Class Y	1,483	13,214	618	5,182

Institutional Class	—	—	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	44,923	393,678	28,765	239,609

Class B	(45,455)	(393,678)	(29,014)	(239,609)

Issued in connection with acquisitions:(c)
Class A5	—	—	4,807,306	39,227,629

Class C5	—	—	705,602	5,687,165

Class R5	—	—	152,882	1,242,930

Class Y	—	—	40,024	326,993

Reacquired:
Class A	(743,962)	(6,620,089)	(495,707)	(4,042,014)

Class A5(b)	(907,930)	(7,953,695)	(2,663,556)	(22,244,460)

Class B	(53,199)	(471,638)	(40,507)	(324,491)

Class C	(152,860)	(1,333,883)	(70,007)	(575,384)

Class C5(b)	(135,637)	(1,157,736)	(217,852)	(1,840,429)

Class R	(315,249)	(2,751,727)	(62,558)	(525,892)

Class R5(b)	(52,385)	(467,588)	(74,374)	(650,153)

Class Y	(12,828)	(116,253)	(28,747)	(253,537)

Institutional Class	—	—	—	—

Net increase in share activity	157,365	$1,633,505	4,419,040	$35,721,105

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 22% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of June 1, 2010.
(c)	As of the opening of business on June 1, 2010, the Fund acquired all the net assets of Van Kampen Retirement 2020 Strategy Fund and Van Kampen Retirement 2025 Strategy Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on January 21, 2010 and by the shareholders of Van Kampen Retirement 2020 Strategy Fund and Van Kampen Retirement 2025 Strategy Fund on May 11, 2010. The acquisition was accomplished by a taxable exchange of 5,705,814 shares of the Fund for 2,204,375 and 1,749,519 shares outstanding of Van Kampen Retirement 2020 Strategy Fund and Van Kampen Retirement 2025 Strategy Fund, respectively, as of the close of business on May 28, 2010. Class A, Class C, Class R and Institutional Class of Van Kampen Retirement 2020 Strategy Fund and Van Kampen Retirement 2025 Strategy Fund were exchanged for Class A5, Class C5, Class R5 and Class Y shares of the Fund, respectively, based on the relative net asset value of Van Kampen Retirement 2020 Strategy Fund and Van Kampen Retirement 2025 Strategy Fund to the net asset value of the Fund on the close of business, May 28, 2010. Van Kampen Retirement 2020 Strategy Fund’s and Van Kampen Retirement 2025 Strategy Fund’s net assets at that date of $26,045,099 and $20,439,618, respectively, was combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $22,931,466. The net assets of the Fund immediately following the acquisition were $69,416,183.

44        Invesco Balanced-Risk Retirement Funds

NOTE 10—Share Information—(continued)

Invesco Balanced-Risk Retirement 2030 Fund

	Summary of Share Activity

	Year ended December 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Class A	1,231,897	$10,394,223	775,699	$6,156,120

Class A5(b)	99,775	833,258	116,246	947,397

Class B	31,817	267,407	133,364	1,044,948

Class C	341,392	2,835,785	228,133	1,791,386

Class C5(b)	21,372	176,442	52,173	408,093

Class R	399,934	3,376,630	357,815	2,866,204

Class R5(b)	38,876	325,922	26,137	210,960

Class Y	254,668	2,271,927	91,080	750,293

Institutional Class	—	—	1,966	15,623

Issued as reinvestment of dividends:
Class A	69,923	599,239	81,188	646,256

Class A5(b)	33,618	288,445	81,330	647,386

Class B	7,461	63,489	17,594	139,168

Class C	14,472	123,013	18,618	147,082

Class C5(b)	4,579	38,917	16,733	132,190

Class R	22,105	188,776	40,079	317,825

Class R5(b)	2,413	20,584	3,992	31,614

Class Y	8,072	69,334	5,492	43,774

Institutional Class	—	—	107	854

Automatic conversion of Class B shares to Class A shares:
Class A	51,064	429,500	28,521	224,987

Class B	(51,574)	(429,500)	(27,980)	(224,987)

Issued in connection with acquisitions:(c)
Class A5	—	—	2,703,518	20,952,288

Class C5	—	—	467,563	3,586,211

Class R5	—	—	129,511	998,529

Class Y	—	—	31,266	242,933

Reacquired:
Class A	(489,507)	(4,116,672)	(268,143)	(2,129,786)

Class A5(b)	(535,856)	(4,469,527)	(1,256,460)	(9,975,900)

Class B	(31,828)	(266,831)	(45,870)	(355,377)

Class C	(88,897)	(743,199)	(94,274)	(748,280)

Class C5(b)	(178,210)	(1,453,211)	(166,341)	(1,335,061)

Class R	(369,863)	(3,075,197)	(91,188)	(717,517)

Class R5(b)	(29,460)	(246,866)	(73,763)	(615,644)

Class Y	(123,918)	(1,019,306)	(20,561)	(171,357)

Institutional Class	(784)	(6,375)	(1,289)	(10,385)

Net increase in share activity	733,541	$6,476,207	3,362,256	$26,017,827

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 27% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of June 1, 2010.
(c)	As of the opening of business on June 1, 2010, the Fund acquired all the net assets of Van Kampen Retirement 2030 Strategy Fund and Van Kampen Retirement 2035 Strategy Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on January 21, 2010 and by the shareholders of Van Kampen Retirement 2030 Strategy Fund and Van Kampen Retirement 2035 Strategy Fund on May 11, 2010. The acquisition was accomplished by a taxable exchange of 3,331,858 shares of the Fund for 1,418,830 and 723,480 shares outstanding of Van Kampen Retirement 2030 Strategy Fund and Van Kampen Retirement 2035 Strategy Fund, respectively, as of the close of business on May 28, 2010. Class A, Class C, Class R and Institutional Class of Van Kampen Retirement 2030 Strategy Fund and Van Kampen Retirement 2035 Strategy Fund were exchanged for Class A5, Class C5, Class R5 and Class Y shares of the Fund, respectively, based on the relative net asset value of Van Kampen Retirement 2030 Strategy Fund and Van Kampen Retirement 2035 Strategy Fund to the net asset value of the Fund on the close of business, May 28, 2010. Van Kampen Retirement 2030 Strategy Fund’s and Van Kampen Retirement 2035 Strategy Fund’s net assets at that date of $16,916,450 and $8,863,511, respectively, was combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $21,086,971. The net assets of the Fund immediately following the acquisition were $46,866,932.

45        Invesco Balanced-Risk Retirement Funds

NOTE 10—Share Information—(continued)

Invesco Balanced-Risk Retirement 2040 Fund

	Summary of Share Activity

	Year ended December 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Class A	744,838	$6,036,525	543,423	$4,196,661

Class A5(b)	59,568	475,418	61,564	479,272

Class B	43,192	345,684	47,462	364,200

Class C	219,570	1,743,588	118,180	895,888

Class C5(b)	10,230	81,257	18,095	139,341

Class R	276,025	2,206,461	251,769	1,944,451

Class R5(b)	21,237	171,517	15,279	119,996

Class Y	14,732	123,725	7,643	59,557

Institutional Class	—	—	—	—

Issued as reinvestment of dividends:
Class A	68,018	550,263	69,358	528,503

Class A5(b)	21,166	171,025	51,307	390,958

Class B	5,637	45,207	8,390	63,514

Class C	15,071	120,717	15,532	117,406

Class C5(b)	2,297	18,403	6,104	46,083

Class R	17,953	144,706	24,919	189,133

Class R5(b)	2,965	23,893	4,377	33,219

Class Y	955	7,735	1,017	7,764

Institutional Class	—	—	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	10,235	82,488	6,835	52,795

Class B	(10,348)	(82,488)	(6,900)	(52,795)

Issued in connection with acquisitions:(c)
Class A5	—	—	1,253,825	9,428,773

Class C5	—	—	118,905	884,654

Class R5	—	—	91,536	685,610

Class Y	—	—	39,694	299,292

Reacquired:
Class A	(303,659)	(2,429,196)	(125,447)	(984,292)

Class A5(b)	(381,032)	(2,996,846)	(569,202)	(4,430,124)

Class B	(24,563)	(196,677)	(10,457)	(79,228)

Class C	(85,266)	(682,372)	(46,890)	(356,542)

Class C5(b)	(36,177)	(286,189)	(46,401)	(364,840)

Class R	(298,717)	(2,371,519)	(72,070)	(551,905)

Class R5(b)	(20,630)	(168,113)	(37,770)	(302,837)

Class Y	(43,576)	(346,337)	(7,578)	(60,927)

Institutional Class	—	—	—	—

Net increase in share activity	329,721	$2,788,875	1,832,499	$13,743,580

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 30% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of June 1, 2010.
(c)	As of the opening of business on June 1, 2010, the Fund acquired all the net assets of Van Kampen Retirement 2040 Strategy Fund and Van Kampen Retirement 2045 Strategy Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on January 21, 2010 and by the shareholders of Van Kampen Retirement 2040 Strategy Fund and Van Kampen Retirement 2045 Strategy Fund on May 11, 2010. The acquisition was accomplished by a taxable exchange of 1,503,960 shares of the Fund for 637,510 and 260,320 shares outstanding of Van Kampen Retirement 2040 Strategy Fund and Van Kampen Retirement 2045 Strategy Fund, respectively, as of the close of business on May 28, 2010. Class A, Class C, Class R and Institutional Class of Van Kampen Retirement 2040 Strategy Fund and Van Kampen Retirement 2045 Strategy Fund were exchanged for Class A5, Class C5, Class R5 and Class Y shares of the Fund, respectively, based on the relative net asset value of Van Kampen Retirement 2040 Strategy Fund and Van Kampen Retirement 2045 Strategy Fund to the net asset value of the Fund on the close of business, May 28, 2010. Van Kampen Retirement 2040 Strategy Fund’s and Van Kampen Retirement 2045 Strategy Fund’s net assets at that date of $8,119,029 and $3,179,300, respectively, was combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $11,445,503. The net assets of the Fund immediately following the acquisition were $22,743,832.

46        Invesco Balanced-Risk Retirement Funds

NOTE 10—Share Information—(continued)

Invesco Balanced-Risk Retirement 2050 Fund

	Summary of Share Activity

	Year ended December 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Class A	661,978	$5,335,644	193,792	$1,449,800

Class A5(b)	23,506	185,954	28,297	216,605

Class B	7,883	63,167	18,513	138,110

Class C	156,754	1,248,741	57,907	427,468

Class C5(b)	3,302	25,633	4,932	36,520

Class R	124,840	980,348	105,046	780,778

Class R5(b)	6,439	50,540	7,504	57,588

Class Y	67,648	565,932	1,041	7,784

Institutional Class	—	—	—	—

Issued as reinvestment of dividends:
Class A	19,238	155,057	25,810	192,288

Class A5(b)	4,026	32,488	13,213	98,432

Class B	984	7,854	2,990	22,098

Class C	3,720	29,754	4,187	30,986

Class C5(b)	220	1,758	3,748	27,738

Class R	4,952	39,812	11,897	88,272

Class R5(b)	329	2,642	832	6,185

Class Y	1,774	14,314	398	2,962

Institutional Class	—	—	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	1,916	14,991	2,106	15,596

Class B	(1,937)	(14,991)	(2,127)	(15,596)

Issued in connection with acquisitions:(c)
Class A5	—	—	357,160	2,603,702

Class C5	—	—	78,711	568,290

Class R5	—	—	24,953	181,160

Class Y	—	—	17,070	124,613

Reacquired:
Class A	(242,568)	(1,903,261)	(92,077)	(689,953)

Class A5(b)	(88,523)	(700,943)	(163,363)	(1,238,828)

Class B	(12,827)	(100,452)	(15,570)	(111,671)

Class C	(23,746)	(185,523)	(37,046)	(270,735)

Class C5(b)	(35,552)	(268,806)	(43,120)	(323,392)

Class R	(118,488)	(919,961)	(28,235)	(210,574)

Class R5(b)	(6,720)	(52,400)	(15,481)	(120,999)

Class Y	(36,346)	(287,195)	(25)	(197)

Institutional Class	—	—	—	—

Institutional Class	—	—	(1,599)	(11,101)

Net increase in share activity	522,802	$4,321,097	561,464	$4,083,929

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 28% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of June 1, 2010.
(c)	As of the opening of business on June 1, 2010, the Fund acquired all the net assets of Van Kampen Retirement 2050 Strategy Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on January 21, 2010 and by the shareholders of Van Kampen Retirement 2050 Strategy Fund on May 11, 2010. The acquisition was accomplished by a taxable exchange of 477,894 shares of the Fund for 280,418 shares outstanding of Van Kampen Retirement 2050 Strategy Fund as of the close of business on May 28, 2010. Class A, Class C, Class R and Institutional Class of Van Kampen Retirement 2050 Strategy Fund were exchanged for Class A5, Class C5, Class R5 and Class Y shares of the Fund, respectively, based on the relative net asset value of Van Kampen Retirement 2050 Strategy Fund to the net asset value of the Fund on the close of business, May 28, 2010. Van Kampen Retirement 2050 Strategy Fund’s net assets at that date of $3,477,765 was combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $5,218,517. The net assets of the Fund immediately following the acquisition were $8,696,282.

47        Invesco Balanced-Risk Retirement Funds

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of each Fund outstanding throughout the periods indicated.

Invesco Balanced-Risk Retirement Now Fund

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset		on securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense		and/or expense		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	reimbursements(c)		reimbursements		net assets		turnover(d)

Class A
Year ended 12/31/11	$8.58	$0.17	$0.35	$0.52	$(0.14)	$(0.12)	$(0.26)	$8.84	6.18%	$10,150	0.25	%(e)	1.09	%(e)	1.95	%(e)	15%
Year ended 12/31/10	8.23	0.37	0.26	0.63	(0.28)	—	(0.28)	8.58	7.74	2,488	0.25		3.45		4.35		67
Year ended 12/31/09	7.59	0.47	0.61	1.08	(0.44)	—	(0.44)	8.23	14.53	1,399	0.27		10.47		5.93		155
Year ended 12/31/08	9.78	0.43	(2.08)	(1.65)	(0.51)	(0.03)	(0.54)	7.59	(17.45)	942	0.31		11.88		4.89		36
Year ended 12/31/07(f)	10.02	0.41	(0.07)	0.34	(0.54)	(0.04)	(0.58)	9.78	3.47	807	0.41	(g)	28.75	(g)	4.41	(g)	27

Class A5
Year ended 12/31/11	8.58	0.17	0.34	0.51	(0.14)	(0.12)	(0.26)	8.83	6.06	20,371	0.25	(e)	1.09	(e)	1.95	(e)	15
Year ended 12/31/10(f)	8.30	0.22	0.32	0.54	(0.26)	—	(0.26)	8.58	6.53	12,929	0.25	(g)	1.24	(g)	4.35	(g)	67

Class B
Year ended 12/31/11	8.56	0.11	0.33	0.44	(0.11)	(0.12)	(0.23)	8.77	5.19	812	1.00	(e)	1.84	(e)	1.20	(e)	15
Year ended 12/31/10	8.24	0.30	0.27	0.57	(0.25)	—	(0.25)	8.56	6.95	301	1.00		4.20		3.60		67
Year ended 12/31/09	7.60	0.41	0.61	1.02	(0.38)	—	(0.38)	8.24	13.66	374	1.02		11.22		5.18		155
Year ended 12/31/08	9.79	0.37	(2.09)	(1.72)	(0.44)	(0.03)	(0.47)	7.60	(18.05)	346	1.06		12.63		4.14		36
Year ended 12/31/07(f)	10.02	0.34	(0.06)	0.28	(0.47)	(0.04)	(0.51)	9.79	2.79	309	1.16	(g)	29.50	(g)	3.66	(g)	27

Class C
Year ended 12/31/11	8.56	0.11	0.34	0.45	(0.11)	(0.12)	(0.23)	8.78	5.31	2,416	1.00	(e)	1.84	(e)	1.20	(e)	15
Year ended 12/31/10	8.23	0.31	0.27	0.58	(0.25)	—	(0.25)	8.56	7.08	874	1.00		4.20		3.60		67
Year ended 12/31/09	7.59	0.41	0.61	1.02	(0.38)	—	(0.38)	8.23	13.67	277	1.02		11.22		5.18		155
Year ended 12/31/08	9.79	0.36	(2.09)	(1.73)	(0.44)	(0.03)	(0.47)	7.59	(18.15)	174	1.06		12.63		4.14		36
Year ended 12/31/07(f)	10.02	0.34	(0.06)	0.28	(0.47)	(0.04)	(0.51)	9.79	2.79	75	1.16	(g)	29.50	(g)	3.66	(g)	27

Class C5
Year ended 12/31/11	8.56	0.11	0.34	0.45	(0.11)	(0.12)	(0.23)	8.78	5.31	4,891	1.00	(e)	1.84	(e)	1.20	(e)	15
Year ended 12/31/10(f)	8.30	0.18	0.32	0.50	(0.24)	—	(0.24)	8.56	6.08	2,905	1.00	(g)	1.99	(g)	3.60	(g)	67

Class R
Year ended 12/31/11	8.58	0.15	0.34	0.49	(0.13)	(0.12)	(0.25)	8.82	5.81	1,774	0.50	(e)	1.34	(e)	1.70	(e)	15
Year ended 12/31/10	8.24	0.35	0.26	0.61	(0.27)	—	(0.27)	8.58	7.47	750	0.50		3.70		4.10		67
Year ended 12/31/09	7.59	0.45	0.62	1.07	(0.42)	—	(0.42)	8.24	14.38	371	0.52		10.72		5.68		155
Year ended 12/31/08	9.78	0.40	(2.07)	(1.67)	(0.49)	(0.03)	(0.52)	7.59	(17.66)	107	0.56		12.13		4.64		36
Year ended 12/31/07(f)	10.02	0.39	(0.07)	0.32	(0.52)	(0.04)	(0.56)	9.78	3.21	53	0.66	(g)	29.00	(g)	4.16	(g)	27

Class R5
Year ended 12/31/11	8.58	0.15	0.34	0.49	(0.13)	(0.12)	(0.25)	8.82	5.82	467	0.50	(e)	1.34	(e)	1.70	(e)	15
Year ended 12/31/10(f)	8.31	0.20	0.32	0.52	(0.25)	—	(0.25)	8.58	6.34	17	0.50	(g)	1.49	(g)	4.10	(g)	67

Class Y
Year ended 12/31/11	8.60	0.20	0.34	0.54	(0.16)	(0.12)	(0.28)	8.86	6.30	305	—	(e)	0.84	(e)	2.20	(e)	15
Year ended 12/31/10	8.23	0.39	0.27	0.66	(0.29)	—	(0.29)	8.60	8.13	136	—		3.20		4.60		67
Year ended 12/31/09	7.59	0.49	0.61	1.10	(0.46)	—	(0.46)	8.23	14.82	18	0.02		10.22		6.18		155
Year ended 12/31/08(f)	8.30	0.10	(0.67)	(0.57)	(0.14)	—	(0.14)	7.59	(6.86)	9	0.02	(g)	19.09	(g)	5.18	(g)	36

Institutional Class
Year ended 12/31/11	8.59	0.20	0.35	0.55	(0.16)	(0.12)	(0.28)	8.86	6.42	26	—	(e)	0.75	(e)	2.20	(e)	15
Year ended 12/31/10	8.23	0.39	0.26	0.65	(0.29)	—	(0.29)	8.59	8.00	13	—		2.93		4.60		67
Year ended 12/31/09	7.59	0.49	0.61	1.10	(0.46)	—	(0.46)	8.23	14.82	49	0.02		9.92		6.18		155
Year ended 12/31/08	9.78	0.46	(2.09)	(1.63)	(0.53)	(0.03)	(0.56)	7.59	(17.23)	43	0.06		11.41		5.14		36
Year ended 12/31/07(f)	10.02	0.43	(0.07)	0.36	(0.56)	(0.04)	(0.60)	9.78	3.74	52	0.16	(g)	28.35	(g)	4.66	(g)	27

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund; they are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.59%, 0.55%, 0.63%, 0.65% and 0.68% for the years ended December 31, 2011, December 31, 2010, December 31, 2009, December 31, 2008 and December 31, 2007, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $26,869,377 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Balanced-Risk Retirement 2010 Fund into the Fund.
(e)	Ratios are based on average daily net assets (000’s omitted) of $6,625, $17,284, $619, $1,766, $4,134, $1,287, $243, $216 and $20 for Class A, Class A5, Class B, Class C, Class C5, Class R, Class R5, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of January 31, 2007 for Class A, Class B, Class C, Class R and Institutional Class shares; October 3, 2008 for Class Y shares; and June 1, 2010 for Class A5, Class C5 and Class R5 shares.
(g)	Annualized.

48        Invesco Balanced-Risk Retirement Funds

NOTE 11—Financial Highlights—(continued)

Invesco Balanced-Risk Retirement 2020 Fund

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset		on securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense		and/or expense		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	reimbursements(c)		reimbursements		net assets		turnover(d)

Class A
Year ended 12/31/11	$8.56	$0.23	$0.61	$0.84	$(0.23)	$(0.12)	$(0.35)	$9.05	9.84%	$26,420	0.25	%(e)	0.80	%(e)	2.59	%(e)	15%
Year ended 12/31/10	7.97	0.55	0.49	1.04	(0.44)	(0.01)	(0.45)	8.56	13.11	17,933	0.25		1.13		6.61		57
Year ended 12/31/09	6.93	0.62	0.94	1.56	(0.52)	—	(0.52)	7.97	22.49	11,371	0.30		2.08		8.23		185
Year ended 12/31/08	9.96	0.39	(3.13)	(2.74)	(0.25)	(0.04)	(0.29)	6.93	(27.53)	5,899	0.38		3.48		4.54		30
Year ended 12/31/07(f)	10.02	0.41	(0.17)	0.24	(0.25)	(0.05)	(0.30)	9.96	2.38	2,711	0.50	(g)	10.04	(g)	4.33	(g)	37

Class A5
Year ended 12/31/11	8.56	0.23	0.61	0.84	(0.23)	(0.12)	(0.35)	9.05	9.84	15,291	0.25	(e)	0.80	(e)	2.59	(e)	15
Year ended 12/31/10(f)	8.14	0.33	0.54	0.87	(0.44)	(0.01)	(0.45)	8.56	10.75	21,136	0.25	(g)	0.73	(g)	6.61	(g)	57

Class B
Year ended 12/31/11	8.49	0.16	0.60	0.76	(0.16)	(0.12)	(0.28)	8.97	9.04	3,163	1.00	(e)	1.55	(e)	1.84	(e)	15
Year ended 12/31/10	7.91	0.49	0.48	0.97	(0.38)	(0.01)	(0.39)	8.49	12.30	2,899	1.00		1.88		5.86		57
Year ended 12/31/09	6.90	0.56	0.92	1.48	(0.47)	—	(0.47)	7.91	21.45	1,997	1.05		2.83		7.48		185
Year ended 12/31/08	9.92	0.32	(3.10)	(2.78)	(0.20)	(0.04)	(0.24)	6.90	(28.01)	1,431	1.13		4.23		3.79		30
Year ended 12/31/07(f)	10.02	0.34	(0.17)	0.17	(0.22)	(0.05)	(0.27)	9.92	1.68	940	1.25	(g)	10.79	(g)	3.58	(g)	37

Class C
Year ended 12/31/11	8.47	0.16	0.60	0.76	(0.16)	(0.12)	(0.28)	8.95	9.06	5,322	1.00	(e)	1.55	(e)	1.84	(e)	15
Year ended 12/31/10	7.90	0.49	0.47	0.96	(0.38)	(0.01)	(0.39)	8.47	12.19	3,966	1.00		1.88		5.86		57
Year ended 12/31/09	6.88	0.56	0.93	1.49	(0.47)	—	(0.47)	7.90	21.66	2,125	1.05		2.83		7.48		185
Year ended 12/31/08	9.92	0.32	(3.12)	(2.80)	(0.20)	(0.04)	(0.24)	6.88	(28.21)	852	1.13		4.23		3.79		30
Year ended 12/31/07(f)	10.02	0.34	(0.17)	0.17	(0.22)	(0.05)	(0.27)	9.92	1.68	593	1.25	(g)	10.79	(g)	3.58	(g)	37

Class C5
Year ended 12/31/11	8.48	0.16	0.60	0.76	(0.17)	(0.12)	(0.29)	8.95	8.93	3,862	1.00	(e)	1.55	(e)	1.84	(e)	15
Year ended 12/31/10(f)	8.04	0.29	0.54	0.83	(0.38)	(0.01)	(0.39)	8.48	10.37	4,543	1.00	(g)	1.48	(g)	5.86	(g)	57

Class R
Year ended 12/31/11	8.54	0.21	0.60	0.81	(0.21)	(0.12)	(0.33)	9.02	9.49	5,930	0.50	(e)	1.05	(e)	2.34	(e)	15
Year ended 12/31/10	7.95	0.53	0.49	1.02	(0.42)	(0.01)	(0.43)	8.54	12.90	5,214	0.50		1.38		6.36		57
Year ended 12/31/09	6.92	0.61	0.92	1.53	(0.50)	—	(0.50)	7.95	22.15	2,542	0.55		2.33		7.98		185
Year ended 12/31/08	9.95	0.38	(3.14)	(2.76)	(0.23)	(0.04)	(0.27)	6.92	(27.72)	974	0.63		3.73		4.29		30
Year ended 12/31/07(f)	10.02	0.38	(0.16)	0.22	(0.24)	(0.05)	(0.29)	9.95	2.19	679	0.75	(g)	10.29	(g)	4.08	(g)	37

Class R5
Year ended 12/31/11	8.54	0.21	0.60	0.81	(0.21)	(0.12)	(0.33)	9.02	9.49	1,443	0.50	(e)	1.05	(e)	2.34	(e)	15
Year ended 12/31/10(f)	8.11	0.32	0.54	0.86	(0.42)	(0.01)	(0.43)	8.54	10.67	1,328	0.50	(g)	0.98	(g)	6.36	(g)	57

Class Y
Year ended 12/31/11	8.57	0.25	0.61	0.86	(0.25)	(0.12)	(0.37)	9.06	10.08	395	—	(e)	0.55	(e)	2.84	(e)	15
Year ended 12/31/10	7.97	0.58	0.49	1.07	(0.46)	(0.01)	(0.47)	8.57	13.52	133	—		0.88		6.86		57
Year ended 12/31/09	6.93	0.63	0.94	1.57	(0.53)	—	(0.53)	7.97	22.70	16	0.05		1.83		8.48		185
Year ended 12/31/08(f)	8.21	0.08	(1.07)	(0.99)	(0.25)	(0.04)	(0.29)	6.93	(12.03)	50	0.08	(g)	4.83	(g)	4.84	(g)	30

Institutional Class
Year ended 12/31/11	8.60	0.25	0.61	0.86	(0.25)	(0.12)	(0.37)	9.09	10.04	12	—	(e)	0.47	(e)	2.84	(e)	15
Year ended 12/31/10	8.00	0.58	0.49	1.07	(0.46)	(0.01)	(0.47)	8.60	13.47	12	—		0.72		6.86		57
Year ended 12/31/09	6.95	0.64	0.94	1.58	(0.53)	—	(0.53)	8.00	22.79	11	0.07		1.68		8.46		185
Year ended 12/31/08	9.99	0.42	(3.16)	(2.74)	(0.26)	(0.04)	(0.30)	6.95	(27.41)	9	0.13		2.98		4.79		30
Year ended 12/31/07(f)	10.02	0.43	(0.15)	0.28	(0.26)	(0.05)	(0.31)	9.99	2.80	12	0.25	(g)	9.67	(g)	4.58	(g)	37

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund; they are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.85%, 0.79%, 0.74%, 0.74% and 0.78% for the years ended December 31, 2011, December 31, 2010, December 31, 2009, December 31, 2008 and December 31, 2007, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $20,764, $17,187, $2,948, $4,277, $3,861, $5,309, $1,408, $213 and $12 for Class A, Class A5, Class B, Class C, Class C5, Class R, Class R5, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of January 31, 2007 for Class A, Class B, Class C, Class R and Institutional Class shares; October 3, 2008 for Class Y shares; and June 1, 2010 for Class A5, Class C5 and Class R5 shares.
(g)	Annualized.

49        Invesco Balanced-Risk Retirement Funds

NOTE 11—Financial Highlights—(continued)

Invesco Balanced-Risk Retirement 2030 Fund

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset		on securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense		and/or expense		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	reimbursements(c)		reimbursements		net assets		turnover(d)

Class A
Year ended 12/31/11	$8.14	$0.25	$0.57	$0.82	$(0.23)	$(0.01)	$(0.24)	$8.72	10.16%	$22,508	0.25	%(e)	0.95	%(e)	2.89	%(e)	9%
Year ended 12/31/10	7.58	0.53	0.45	0.98	(0.42)	—	(0.42)	8.14	13.06	13,983	0.25		1.32		6.63		32
Year ended 12/31/09	6.33	0.57	1.12	1.69	(0.44)	—	(0.44)	7.58	26.76	8,346	0.33		2.40		8.05		201
Year ended 12/31/08	9.89	0.29	(3.62)	(3.33)	(0.18)	(0.05)	(0.23)	6.33	(33.64)	3,088	0.40		4.07		3.50		17
Year ended 12/31/07(f)	10.02	0.34	(0.14)	0.20	(0.28)	(0.05)	(0.33)	9.89	2.00	1,577	0.50	(g)	13.53	(g)	3.60	(g)	31

Class A5
Year ended 12/31/11	8.14	0.25	0.57	0.82	(0.23)	(0.01)	(0.24)	8.72	10.16	10,834	0.25	(e)	0.95	(e)	2.89	(e)	9
Year ended 12/31/10(f)	7.73	0.32	0.51	0.83	(0.42)	—	(0.42)	8.14	10.86	13,388	0.25	(g)	0.92	(g)	6.63	(g)	32

Class B
Year ended 12/31/11	8.08	0.18	0.57	0.75	(0.17)	(0.01)	(0.18)	8.65	9.36	3,068	1.00	(e)	1.70	(e)	2.14	(e)	9
Year ended 12/31/10	7.54	0.46	0.44	0.90	(0.36)	—	(0.36)	8.08	12.08	3,223	1.00		2.07		5.88		32
Year ended 12/31/09	6.31	0.51	1.12	1.63	(0.40)	—	(0.40)	7.54	25.86	2,424	1.08		3.15		7.30		201
Year ended 12/31/08	9.87	0.22	(3.59)	(3.37)	(0.14)	(0.05)	(0.19)	6.31	(34.18)	1,386	1.15		4.82		2.75		17
Year ended 12/31/07(f)	10.02	0.27	(0.13)	0.14	(0.24)	(0.05)	(0.29)	9.87	1.42	756	1.25	(g)	14.28	(g)	2.85	(g)	31

Class C
Year ended 12/31/11	8.07	0.18	0.57	0.75	(0.17)	(0.01)	(0.18)	8.64	9.37	6,107	1.00	(e)	1.70	(e)	2.14	(e)	9
Year ended 12/31/10	7.54	0.46	0.43	0.89	(0.36)	—	(0.36)	8.07	11.95	3,550	1.00		2.07		5.88		32
Year ended 12/31/09	6.31	0.52	1.11	1.63	(0.40)	—	(0.40)	7.54	25.86	2,164	1.08		3.15		7.30		201
Year ended 12/31/08	9.87	0.23	(3.60)	(3.37)	(0.14)	(0.05)	(0.19)	6.31	(34.18)	938	1.15		4.82		2.75		17
Year ended 12/31/07(f)	10.02	0.27	(0.13)	0.14	(0.24)	(0.05)	(0.29)	9.87	1.425	729	1.25	(g)	14.28	(g)	2.85	(g)	31

Class C5
Year ended 12/31/11	8.07	0.18	0.57	0.75	(0.17)	(0.01)	(0.18)	8.64	9.37	1,883	1.00	(e)	1.70	(e)	2.14	(e)	9
Year ended 12/31/10(f)	7.65	0.28	0.50	0.78	(0.36)	—	(0.36)	8.07	10.34	2,989	1.00	(g)	1.67	(g)	5.88	(g)	32

Class R
Year ended 12/31/11	8.11	0.22	0.57	0.79	(0.21)	(0.01)	(0.22)	8.68	9.83	7,636	0.50	(e)	1.20	(e)	2.64	(e)	9
Year ended 12/31/10	7.56	0.51	0.44	0.95	(0.40)	—	(0.40)	8.11	12.71	6,707	0.50		1.57		6.38		32
Year ended 12/31/09	6.31	0.56	1.12	1.68	(0.43)	—	(0.43)	7.56	26.64	3,934	0.58		2.65		7.80		201
Year ended 12/31/08	9.88	0.26	(3.61)	(3.35)	(0.17)	(0.05)	(0.22)	6.31	(33.92)	1,534	0.65		4.32		3.25		17
Year ended 12/31/07(f)	10.02	0.32	(0.15)	0.17	(0.26)	(0.05)	(0.31)	9.88	1.78	396	0.75	(g)	13.78	(g)	3.35	(g)	31

Class R5
Year ended 12/31/11	8.10	0.22	0.58	0.80	(0.21)	(0.01)	(0.22)	8.68	9.97	848	0.50	(e)	1.20	(e)	2.64	(e)	9
Year ended 12/31/10(f)	7.69	0.30	0.51	0.81	(0.40)	—	(0.40)	8.10	10.68	696	0.50	(g)	1.17	(g)	6.38	(g)	32

Class Y
Year ended 12/31/11	8.15	0.27	0.57	0.84	(0.25)	(0.01)	(0.26)	8.73	10.40	2,403	—	(e)	0.70	(e)	3.14	(e)	9
Year ended 12/31/10	7.59	0.55	0.45	1.00	(0.44)	—	(0.44)	8.15	13.30	1,112	—		1.07		6.88		32
Year ended 12/31/09	6.33	0.60	1.12	1.72	(0.46)	—	(0.46)	7.59	27.13	221	0.08		2.15		8.30		201
Year ended 12/31/08(f)	7.77	0.06	(1.26)	(1.20)	(0.19)	(0.05)	(0.24)	6.33	(15.49)	50	0.11	(g)	5.07	(g)	3.79	(g)	17

Institutional Class
Year ended 12/31/11	8.17	0.27	0.57	0.84	(0.25)	(0.01)	(0.26)	8.75	10.37	12	—	(e)	0.51	(e)	3.14	(e)	9
Year ended 12/31/10	7.60	0.55	0.46	1.01	(0.44)	—	(0.44)	8.17	13.43	18	—		0.91		6.88		32
Year ended 12/31/09	6.34	0.58	1.14	1.72	(0.46)	—	(0.46)	7.60	27.10	10	0.09		1.90		8.29		201
Year ended 12/31/08	9.90	0.32	(3.63)	(3.31)	(0.20)	(0.05)	(0.25)	6.34	(33.46)	8	0.15		3.50		3.75		17
Year ended 12/31/07(f)	10.02	0.37	(0.15)	0.22	(0.29)	(0.05)	(0.34)	9.90	2.23	12	0.25	(g)	13.07	(g)	3.85	(g)	31

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund; they are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.87%, 0.79%, 0.78%, 0.76% and 0.80% for the years ended December 31, 2011, December 31, 2010, December 31, 2009, December 31, 2008 and December 31, 2007, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $17,679, $11,710, $3,071, $4,950, $2,020, $6,671, $763, $1,021 and $13 for Class A, Class A5, Class B, Class C, Class C5, Class R, Class R5, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of January 31, 2007 for Class A, Class B, Class C, Class R and Institutional Class shares; October 3, 2008 for Class Y shares; and June 1, 2010 for Class A5, Class C5 and Class R5 shares.
(g)	Annualized.

50        Invesco Balanced-Risk Retirement Funds

NOTE 11—Financial Highlights—(continued)

Invesco Balanced-Risk Retirement 2040 Fund

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset		on securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense		and/or expense		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	reimbursements(c)		reimbursements		net assets		turnover(d)

Class A
Year ended 12/31/11	$7.79	$0.23	$0.57	$0.80	$(0.36)	$—	$(0.36)	$8.23	10.30%	$13,484	0.25	%(e)	1.52	%(e)	2.88	%(e)	14%
Year ended 12/31/10	7.36	0.53	0.42	0.95	(0.25)	(0.27)	(0.52)	7.79	13.03	8,727	0.25		1.94		6.79		26
Year ended 12/31/09	6.09	0.53	1.15	1.68	(0.41)	—	(0.41)	7.36	27.59	4,605	0.33		4.14		7.69		214
Year ended 12/31/08	9.83	0.23	(3.78)	(3.55)	(0.15)	(0.04)	(0.19)	6.09	(36.00)	1,907	0.41		8.63		2.88		29
Year ended 12/31/07(f)	10.02	0.31	(0.13)	0.18	(0.28)	(0.09)	(0.37)	9.83	1.81	901	0.54	(g)	22.43	(g)	3.26	(g)	20

Class A5
Year ended 12/31/11	7.79	0.23	0.56	0.79	(0.36)	—	(0.36)	8.22	10.17	4,087	0.25	(e)	1.52	(e)	2.88	(e)	14
Year ended 12/31/10(f)	7.50	0.31	0.50	0.81	(0.25)	(0.27)	(0.52)	7.79	10.92	6,212	0.25	(g)	1.42	(g)	6.79	(g)	26

Class B
Year ended 12/31/11	7.73	0.17	0.55	0.72	(0.30)	—	(0.30)	8.15	9.37	1,289	1.00	(e)	2.27	(e)	2.13	(e)	14
Year ended 12/31/10	7.32	0.46	0.41	0.87	(0.19)	(0.27)	(0.46)	7.73	12.08	1,115	1.00		2.69		6.04		26
Year ended 12/31/09	6.06	0.47	1.16	1.63	(0.37)	—	(0.37)	7.32	26.90	773	1.08		4.89		6.94		214
Year ended 12/31/08	9.80	0.17	(3.76)	(3.59)	(0.11)	(0.04)	(0.15)	6.06	(36.53)	522	1.16		9.38		2.13		29
Year ended 12/31/07(f)	10.02	0.24	(0.13)	0.11	(0.24)	(0.09)	(0.33)	9.80	1.15	500	1.29	(g)	23.18	(g)	2.51	(g)	20

Class C
Year ended 12/31/11	7.73	0.17	0.54	0.71	(0.30)	—	(0.30)	8.14	9.24	3,468	1.00	(e)	2.27	(e)	2.13	(e)	14
Year ended 12/31/10	7.31	0.46	0.42	0.88	(0.19)	(0.27)	(0.46)	7.73	12.24	2,136	1.00		2.69		6.04		26
Year ended 12/31/09	6.06	0.47	1.15	1.62	(0.37)	—	(0.37)	7.31	26.72	1,387	1.08		4.89		6.94		214
Year ended 12/31/08	9.80	0.17	(3.76)	(3.59)	(0.11)	(0.04)	(0.15)	6.06	(36.53)	597	1.16		9.38		2.13		29
Year ended 12/31/07(f)	10.02	0.24	(0.13)	0.11	(0.24)	(0.09)	(0.33)	9.80	1.15	277	1.29	(g)	23.18	(g)	2.51	(g)	20

Class C5
Year ended 12/31/11	7.72	0.17	0.55	0.72	(0.30)	—	(0.30)	8.14	9.38	595	1.00	(e)	2.27	(e)	2.13	(e)	14
Year ended 12/31/10(f)	7.42	0.28	0.48	0.76	(0.19)	(0.27)	(0.46)	7.72	10.44	747	1.00	(g)	2.17	(g)	6.04	(g)	26

Class R
Year ended 12/31/11	7.77	0.21	0.55	0.76	(0.34)	—	(0.34)	8.19	9.81	3,692	0.50	(e)	1.77	(e)	2.63	(e)	14
Year ended 12/31/10	7.34	0.51	0.42	0.93	(0.23)	(0.27)	(0.50)	7.77	12.83	3,536	0.50		2.19		6.54		26
Year ended 12/31/09	6.07	0.52	1.15	1.67	(0.40)	—	(0.40)	7.34	27.47	1,840	0.58		4.39		7.44		214
Year ended 12/31/08	9.82	0.21	(3.78)	(3.57)	(0.14)	(0.04)	(0.18)	6.07	(36.27)	432	0.66		8.88		2.63		29
Year ended 12/31/07(f)	10.02	0.28	(0.13)	0.15	(0.26)	(0.09)	(0.35)	9.82	1.59	153	0.79	(g)	22.68	(g)	3.01	(g)	20

Class R5
Year ended 12/31/11	7.76	0.21	0.57	0.78	(0.34)	—	(0.34)	8.20	10.08	631	0.50	(e)	1.77	(e)	2.63	(e)	14
Year ended 12/31/10(f)	7.47	0.30	0.49	0.79	(0.23)	(0.27)	(0.50)	7.76	10.73	570	0.50	(g)	1.67	(g)	6.54(g	)	26

Class Y
Year ended 12/31/11	7.81	0.25	0.56	0.81	(0.38)	—	(0.38)	8.24	10.39	190	—	(e)	1.27	(e)	3.13	(e)	14
Year ended 12/31/10	7.37	0.55	0.43	0.98	(0.27)	(0.27)	(0.54)	7.81	13.42	398	—		1.69		7.04		26
Year ended 12/31/09	6.09	0.56	1.14	1.70	(0.42)	—	(0.42)	7.37	27.96	75	0.08		3.89		7.94		214
Year ended 12/31/08(f)	7.56	0.05	(1.32)	(1.27)	(0.16)	(0.04)	(0.20)	6.09	(16.73)	24	0.10	(g)	10.26	(g)	3.19	(g)	29

Institutional Class
Year ended 12/31/11	7.81	0.25	0.57	0.82	(0.38)	—	(0.38)	8.25	10.52	13	—	(e)	1.02	(e)	3.13	(e)	14
Year ended 12/31/10	7.38	0.55	0.42	0.97	(0.27)	(0.27)	(0.54)	7.81	13.25	12	—		1.38		7.04		26
Year ended 12/31/09	6.09	0.53	1.18	1.71	(0.42)	—	(0.42)	7.38	28.13	11	0.08		3.49		7.94		214
Year ended 12/31/08	9.84	0.28	(3.82)	(3.54)	(0.17)	(0.04)	(0.21)	6.09	(35.94)	9	0.15		7.72		3.14		29
Year ended 12/31/07(f)	10.02	0.34	(0.14)	0.20	(0.29)	(0.09)	(0.38)	9.84	2.03	51	0.28	(g)	21.86	(g)	3.53	(g)	20

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund; they are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.87%, 0.79%, 0.81%, 0.78% and 0.81% for the years ended December 31, 2011, December 31, 2010, December 31, 2009, December 31, 2008 and December 31, 2007, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $10,495, $4,388, $1,226, $2,845, $634, $3,614, $625, $191 and $12 for Class A, Class A5, Class B, Class C, Class C5, Class R, Class R5, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of January 31, 2007 for Class A, Class B, Class C, Class R and Institutional Class shares; October 3, 2008 for Class Y shares; and June 1, 2010 for Class A5, Class C5 and Class R5 shares.
(g)	Annualized.

51        Invesco Balanced-Risk Retirement Funds

NOTE 11—Financial Highlights—(continued)

Invesco Balanced-Risk Retirement 2050 Fund

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset		on securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense		and/or expense		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	reimbursements(c)		reimbursements		net assets		turnover(d)

Class A
Year ended 12/31/11	$7.62	$0.27	$0.50	$0.77	$(0.19)	$—	$(0.19)	$8.20	10.16%	$7,586	0.25	%(e)	3.01	%(e)	3.34	%(e)	22%
Year ended 12/31/10	7.13	0.48	0.44	0.92	(0.43)	—	(0.43)	7.62	13.08	3,693	0.25		3.63		6.42		27
Year ended 12/31/09	5.87	0.45	1.19	1.64	(0.38)	—	(0.38)	7.13	27.92	2,533	0.32		7.20		6.87		214
Year ended 12/31/08	9.78	0.17	(3.84)	(3.67)	(0.17)	(0.07)	(0.24)	5.87	(37.51)	1,248	0.42		11.10		2.10		27
Year ended 12/31/07(f)	10.02	0.29	(0.14)	0.15	(0.29)	(0.10)	(0.39)	9.78	1.55	1,177	0.54	(g)	24.63	(g)	3.01	(g)	20

Class A5
Year ended 12/31/11	7.62	0.27	0.50	0.77	(0.19)	—	(0.19)	8.20	10.16	1,430	0.25	(e)	3.01	(e)	3.34	(e)	22
Year ended 12/31/10(f)	7.27	0.29	0.49	0.78	(0.43)	—	(0.43)	7.62	10.91	1,793	0.25	(g)	2.97	(g)	6.42	(g)	27

Class B
Year ended 12/31/11	7.55	0.20	0.51	0.71	(0.15)	—	(0.15)	8.11	9.39	478	1.00	(e)	3.76	(e)	2.59	(e)	22
Year ended 12/31/10	7.08	0.42	0.43	0.85	(0.38)	—	(0.38)	7.55	12.13	489	1.00		4.38		5.67		27
Year ended 12/31/09	5.84	0.40	1.18	1.58	(0.34)	—	(0.34)	7.08	27.02	432	1.07		7.95		6.12		214
Year ended 12/31/08	9.75	0.11	(3.82)	(3.71)	(0.13)	(0.07)	(0.20)	5.84	(38.03)	214	1.17		11.85		1.35		27
Year ended 12/31/07(f)	10.02	0.21	(0.13)	0.08	(0.25)	(0.10)	(0.35)	9.75	0.80	184	1.29	(g)	25.38	(g)	2.26	(g)	20

Class C
Year ended 12/31/11	7.57	0.20	0.51	0.71	(0.15)	—	(0.15)	8.13	9.36	1,872	1.00	(e)	3.76	(e)	2.59	(e)	22
Year ended 12/31/10	7.09	0.42	0.44	0.86	(0.38)	—	(0.38)	7.57	12.26	709	1.00		4.38		5.67		27
Year ended 12/31/09	5.85	0.40	1.18	1.58	(0.34)	—	(0.34)	7.09	26.97	487	1.07		7.95		6.12		214
Year ended 12/31/08	9.76	0.10	(3.81)	(3.71)	(0.13)	(0.07)	(0.20)	5.85	(37.99)	253	1.17		11.85		1.35		27
Year ended 12/31/07(f)	10.02	0.21	(0.12)	0.09	(0.25)	(0.10)	(0.35)	9.76	0.90	150	1.29	(g)	25.38	(g)	2.26	(g)	20

Class C5
Year ended 12/31/11	7.56	0.20	0.51	0.71	(0.15)	—	(0.15)	8.12	9.37	99	1.00	(e)	3.76	(e)	2.59	(e)	22
Year ended 12/31/10(f)	7.20	0.25	0.49	0.74	(0.38)	—	(0.38)	7.56	10.40	335	1.00	(g)	3.72	(g)	5.67	(g)	27

Class R
Year ended 12/31/11	7.59	0.24	0.51	0.75	(0.17)	—	(0.17)	8.17	9.98	1,930	0.50	(e)	3.26	(e)	3.09	(e)	22
Year ended 12/31/10	7.11	0.46	0.43	0.89	(0.41)	—	(0.41)	7.59	12.74	1,708	0.50		3.88		6.17		27
Year ended 12/31/09	5.85	0.44	1.18	1.62	(0.36)	—	(0.36)	7.11	27.80	969	0.57		7.45		6.62		214
Year ended 12/31/08	9.77	0.14	(3.84)	(3.70)	(0.15)	(0.07)	(0.22)	5.85	(37.78)	275	0.67		11.35		1.85		27
Year ended 12/31/07(f)	10.02	0.26	(0.14)	0.12	(0.27)	(0.10)	(0.37)	9.77	1.29	151	0.79	(g)	24.88	(g)	2.76	(g)	20

Class R5
Year ended 12/31/11	7.60	0.24	0.50	0.74	(0.17)	—	(0.17)	8.17	9.84	146	0.50	(e)	3.26	(e)	3.09	(e)	22
Year ended 12/31/10(f)	7.24	0.27	0.51	0.78	(0.42)	—	(0.42)	7.60	10.85	135	0.50	(g)	3.22	(g)	6.17	(g)	27

Class Y
Year ended 12/31/11	7.63	0.29	0.50	0.79	(0.21)	—	(0.21)	8.21	10.36	482	—	(e)	2.76	(e)	3.59	(e)	22
Year ended 12/31/10	7.14	0.51	0.43	0.94	(0.45)	—	(0.45)	7.63	13.33	196	—		3.38		6.67		27
Year ended 12/31/09	5.87	0.47	1.19	1.66	(0.39)	—	(0.39)	7.14	28.32	51	0.07		6.95		7.12		214
Year ended 12/31/08(f)	7.42	0.04	(1.35)	(1.31)	(0.17)	(0.07)	(0.24)	5.87	(17.57)	42	0.09	(g)	19.27	(g)	2.43	(g)	27

Institutional Class
Year ended 12/31/11	7.62	0.29	0.51	0.80	(0.21)	—	(0.21)	8.21	10.50	11	—	(e)	2.36	(e)	3.59	(e)	22
Year ended 12/31/10	7.14	0.50	0.43	0.93	(0.45)	—	(0.45)	7.62	13.18	10	—		3.03		6.67		27
Year ended 12/31/09	5.87	0.44	1.22	1.66	(0.39)	—	(0.39)	7.14	28.32	21	0.06		6.36		7.13		214
Year ended 12/31/08	9.79	0.19	(3.86)	(3.67)	(0.18)	(0.07)	(0.25)	5.87	(37.42)	32	0.15		10.22		2.37		27
Year ended 12/31/07(f)	10.02	0.31	(0.14)	0.17	(0.30)	(0.10)	(0.40)	9.79	1.78	51	0.28	(g)	24.12	(g)	3.27	(g)	20

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund; they are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.87%, 0.79%, 0.82%, 0.78% and 0.82% for the years ended December 31, 2011, December 31, 2010, December 31, 2009, December 31, 2008 and December 31, 2007, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $4,445, $1,614, $458, $1,006, $131, $1,704, $141, $170 and $11 for Class A, Class A5, Class B, Class C, Class C5, Class R, Class R5, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of January 31, 2007 for Class A, Class B, Class C, Class R and Institutional Class shares; October 3, 2008 for Class Y shares; and June 1, 2010 for Class A5, Class C5 and Class R5 shares.
(g)	Annualized.

52        Invesco Balanced-Risk Retirement Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)
and Shareholders of Invesco Balanced-Risk Retirement Now Fund,
Invesco Balanced-Risk Retirement 2020 Fund,
Invesco Balanced-Risk Retirement 2030 Fund,
Invesco Balanced-Risk Retirement 2040 Fund
and Invesco Balanced-Risk Retirement 2050 Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Invesco Balanced-Risk Retirement Now Fund, Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund (five of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Funds”) at December 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 24, 2012
Houston, Texas

53        Invesco Balanced-Risk Retirement Funds

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011, through December 31, 2011.
  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

Invesco Balanced-Risk Retirement Now Fund

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
A	$1,000.00	$1,048.00	$1.29	$1,023.95	$1.28	0.25%

A5	1,000.00	1,046.80	1.29	1,023.95	1.28	0.25

B	1,000.00	1,043.80	5.15	1,020.16	5.09	1.00

C	1,000.00	1,043.80	5.15	1,020.16	5.09	1.00

C5	1,000.00	1,042.60	5.15	1,020.16	5.09	1.00

R	1,000.00	1,046.20	2.58	1,022.68	2.55	0.50

R5	1,000.00	1,046.30	2.58	1,022.68	2.55	0.50

Y	1,000.00	1,049.80	0.00	1,025.21	0.00	0.00

Institutional	1,000.00	1,049.80	0.00	1,025.21	0.00	0.00

54        Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2020 Fund

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
A	$1,000.00	$1,075.70	$1.31	$1,023.95	$1.28	0.25%

A5	1,000.00	1,075.70	1.31	1,023.95	1.28	0.25

B	1,000.00	1,072.70	5.22	1,020.16	5.09	1.00

C	1,000.00	1,071.70	5.22	1,020.16	5.09	1.00

C5	1,000.00	1,071.70	5.22	1,020.16	5.09	1.00

R	1,000.00	1,074.80	2.61	1,022.68	2.55	0.50

R5	1,000.00	1,074.80	2.61	1,022.68	2.55	0.50

Y	1,000.00	1,078.20	0.00	1,025.21	0.00	0.00

Institutional	1,000.00	1,077.90	0.00	1,025.21	0.00	0.00

Invesco Balanced-Risk Retirement 2030 Fund

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
A	$1,000.00	$1,079.10	$1.31	$1,023.95	$1.28	0.25%

A5	1,000.00	1,079.10	1.31	1,023.95	1.28	0.25

B	1,000.00	1,074.90	5.23	1,020.16	5.09	1.00

C	1,000.00	1,075.00	5.23	1,020.16	5.09	1.00

C5	1,000.00	1,075.00	5.23	1,020.16	5.09	1.00

R	1,000.00	1,077.00	2.62	1,022.68	2.55	0.50

R5	1,000.00	1,078.40	2.62	1,022.68	2.55	0.50

Y	1,000.00	1,080.10	0.00	1,025.21	0.00	0.00

Institutional	1,000.00	1,079.90	0.00	1,025.21	0.00	0.00

Invesco Balanced-Risk Retirement 2040 Fund

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
A	$1,000.00	$1,079.50	$1.31	$1,023.95	$1.28	0.25%

A5	1,000.00	1,079.60	1.31	1,023.95	1.28	0.25

B	1,000.00	1,074.30	5.23	1,020.16	5.09	1.00

C	1,000.00	1,074.40	5.23	1,020.16	5.09	1.00

C5	1,000.00	1,075.70	5.23	1,020.16	5.09	1.00

R	1,000.00	1,077.30	2.62	1,022.68	2.55	0.50

R5	1,000.00	1,078.60	2.62	1,022.68	2.55	0.50

Y	1,000.00	1,080.40	0.00	1,025.21	0.00	0.00

Institutional	1,000.00	1,080.30	0.00	1,025.21	0.00	0.00

55        Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2050 Fund

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
A	$1,000.00	$1,079.00	$1.31	$1,023.95	$1.28	0.25%

A5	1,000.00	1,079.00	1.31	1,023.95	1.28	0.25

B	1,000.00	1,074.00	5.23	1,020.16	5.09	1.00

C	1,000.00	1,075.20	5.23	1,020.16	5.09	1.00

C5	1,000.00	1,073.90	5.23	1,020.16	5.09	1.00

R	1,000.00	1,078.50	2.62	1,022.68	2.55	0.50

R5	1,000.00	1,077.10	2.62	1,022.68	2.55	0.50

Y	1,000.00	1,080.90	0.00	1,025.21	0.00	0.00

Institutional	1,000.00	1,079.50	0.00	1,025.21	0.00	0.00

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2011 through December 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

56        Invesco Balanced-Risk Retirement Funds

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Funds designate the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2011:

Federal and State Income Tax

			Corporate
	Long Term	Qualified	Dividends
	Capital Gain	Dividend	Received	U.S. Treasury
	Distributions	Income*	Deduction*	Obligations*

Invesco Balanced-Risk Retirement Now Fund	$373,559	0.00%	0.00%	0.37%

Invesco Balanced-Risk Retirement 2020 Fund	371,308	0.00%	0.00%	0.37%

Invesco Balanced-Risk Retirement 2030 Fund	87,935	0.00%	0.00%	0.37%

Invesco Balanced-Risk Retirement 2040 Fund	—	0.00%	0.00%	0.37%

Invesco Balanced-Risk Retirement 2050 Fund	—	0.00%	0.00%	0.37%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

57        Invesco Balanced-Risk Retirement Funds

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	140	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	140	ACE Limited (insurance company); and Investment Company Institute

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco Balanced-Risk Retirement Funds

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	1985	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	140	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	140	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

T-2        Invesco Balanced-Risk Retirement Funds

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).	N/A	N/A

		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3        Invesco Balanced-Risk Retirement Funds

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
Other Officers—(continued)

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Balanced-Risk Retirement Funds

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

IBRR-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2011

Invesco Allocation Funds
Invesco Conservative Allocation Fund
Invesco Growth Allocation Fund
Invesco Moderate Allocation Fund
Effective December 14, 2011, Invesco Moderately Conservative
Allocation Fund was renamed Invesco Conservative Allocation Fund.

2	Long-Term Fund Performance
8	Letters to Shareholders
10	Performance Summary
10	Management Discussion
16	Supplemental Information
21	Schedule of Investments
24	Financial Statements
27	Notes to Financial Statements
37	Financial Highlights
40	Auditor’s Report
41	Fund Expenses
43	Tax Information
T-1	Trustees and Officers

Invesco Conservative Allocation Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es) since Inception
Fund data from 04/29/05; index data from 4/30/05

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

2               Invesco Allocation Funds

Average Annual Total Returns
As of 12/31/11, including maximum applicable sales charges

Class A Shares

Inception (4/29/05)	3.00%

5 Years	1.02

1 Year	-1.95

Class B Shares

Inception (4/29/05)	3.12%

5 Years	1.11

1 Year	-1.93

Class C Shares

Inception (4/29/05)	3.15%

5 Years	1.48

1 Year	2.06

Class R Shares

Inception (4/29/05)	3.63%

5 Years	1.95

1 Year	3.60

Class S Shares

Inception	3.89%

5 Years	2.21

1 Year	3.91

Class Y Shares

Inception	3.97%

5 Years	2.31

1 Year	3.94

Institutional Class Shares
Inception (4/29/05)	4.15%

5 Years	2.45

1 Year	4.03
Class S shares incepted on June 3, 2011. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares was 1.03%, 1.78%, 1.78%, 1.28%, 0.93%, 0.78% and 0.78%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares was 1.37%, 2.12%, 2.12%, 1.62%, 1.27%, 1.12% and 1.00%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class S, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

2	The expense ratio includes acquired fund fees and expenses of 0.64% for the underlying funds in which the Fund invests.

3               Invesco Allocation Funds

Invesco Growth Allocation Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es) since Inception
Fund and index data from 4/30/04

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4               Invesco Allocation Funds

Average Annual Total Returns
As of 12/31/11, including maximum applicable sales charges

Class A Shares

Inception (4/30/04)	3.36%

5 Years	-2.40

1 Year	-6.60

Class B Shares

Inception (4/30/04)	3.37%

5 Years	-2.35

1 Year	-6.66

Class C Shares

Inception (4/30/04)	3.37%

5 Years	-2.00

1 Year	-2.77

Class R Shares

Inception (4/30/04)	3.89%

5 Years	-1.51

1 Year	-1.32

Class S Shares

Inception	4.16%

5 Years	-1.23

1 Year	-0.87

Class Y Shares

Inception	4.25%

5 Years	-1.10

1 Year	-0.79

Institutional Class Shares
Inception (4/30/04)	4.46%

5 Years	-0.95

1 Year	-0.78
Class S shares incepted on September 25, 2009. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares was 1.14%, 1.89%, 1.89%, 1.39%, 1.04%, 0.89% and 0.88%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares was 1.33%, 2.08%, 2.08%, 1.58%, 1.23%, 1.08% and 0.88%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class S, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses on the Fund’s Class A, B, C, R, S and Y shares in the past, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

2	The expense ratio includes acquired fund fees and expenses of 0.77% for the underlying funds in which the Fund invests.

5               Invesco Allocation Funds

Invesco Moderate Allocation Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es) since Inception
Fund and index data from 4/30/04

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6               Invesco Allocation Funds

Average Annual Total Returns
As of 12/31/11, including maximum applicable sales charges

Class A Shares

Inception (4/30/04)	3.73%

5 Years	0.08

1 Year	-4.30

Class B Shares

Inception (4/30/04)	3.73%

5 Years	0.13

1 Year	-4.43

Class C Shares

Inception (4/30/04)	3.72%

5 Years	0.45

1 Year	-0.56

Class R Shares

Inception (4/30/04)	4.25%

5 Years	0.97

1 Year	1.01

Class S Shares

Inception	4.51%

5 Years	1.24

1 Year	1.35

Class Y Shares

Inception	4.60%

5 Years	1.38

1 Year	1.49

Institutional Class Shares

Inception (4/30/04)	4.78%

5 Years	1.48

1 Year	1.50
Class S shares incepted on September 25, 2009. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares was 1.08%, 1.83%, 1.83%, 1.33%, 0.98%, 0.83% and 0.82%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares was 1.23%, 1.98%, 1.98%, 1.48%, 1.13%, 0.98% and 0.82%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class S, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses on the Fund’s Class A, B, C, R, S and Y shares in the past, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

2	The expense ratio includes acquired fund fees and expenses of 0.71% for the underlying funds in which the Fund invests.

7               Invesco Allocation Funds

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This annual report provides important information about your Fund, including its one-year and long-term performance. I encourage you to read this report to learn more about how your Fund is managed, what it invests in and why it performed as it did. Also, this report includes information about your Fund’s management team and a listing of investments held by your Fund at the close of the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012. As we saw in 2011, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     That’s why the start of a new year is always a good time to catch up with your financial adviser. He or she can explain how your investments performed last year and over the longer term – keeping in mind that past performance cannot guarantee comparable future results. It’s important to remember that an investment’s long-term performance is more important than its performance over the short term. In evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation at the start of the new year, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw last year and may see again this year.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our fund managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
Financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our fund managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser should be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
8               Invesco Allocation Funds

Bruce Crockett
Dear Fellow Shareholders:
As always, the Invesco Funds Board of Trustees remains committed to putting your interests first. During 2011, we completed an unprecedented number of fund mergers, and I would like to thank investors for taking the time to vote their proxies and helping us effect the consolidations. This reworking of our funds ensures that the depth and breadth of our fund offerings and their cost to shareholders remains highly competitive. We also worked to manage costs throughout the year, and this remains a continuing focus of your Board. We will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Throughout 2011, we experienced volatile, challenging markets that presented significant opportunities and risks for investors.
     Early in the year, protests in the Middle East and Africa led to increases in oil and gas prices. This was followed by the disasters in Japan that led to supply chain disruptions across a number of industries. In Europe, sovereign debt concerns created uncertainty in global markets that remains unresolved. Here in the U.S., prolonged congressional debates over deficits and the debt ceiling resulted in the first-ever downgrade of U.S. long-term debt. Combined, this “imperfect storm” of events took a tremendous toll on global economic growth and created volatility in the markets.
     Across the globe, demographic and economic trends are profoundly reshaping the world’s wealth. Emerging markets such as China, India, Brazil and Russia are experiencing tremendous growth. China is now the world’s second-largest economy. Meanwhile, established markets such as the U.S. and Europe are struggling with debt issues and experiencing much lower rates of growth. We all know the U.S. is a consumer-driven market and, throughout the year, consumers faced numerous headwinds, including elevated energy prices, a dismal housing market and high unemployment.
     This dynamic, challenging market and economic environment underscores once again the value of maintaining a well-diversified investment portfolio. Obviously, none of us can control the markets or global economic trends. However, working with an adviser, we can create a portfolio of funds that may help us meet our financial objectives while taking into account our individual tolerance for risk. Adopting a disciplined approach to saving and investing may help provide the funds needed to buy a house, pay for our children’s education and provide for a comfortable retirement.
     Now is a perfect time to sit down with your financial adviser and review your situation to make sure your portfolio is aligned with your investment objectives. He or she can provide insights into the performance of your existing investments and make suggestions for repositioning your portfolio for the years ahead.
     Based on everything I’ve read, 2012 promises to be just as interesting as the year we’ve left behind, with continued uncertainty in key economies around the world and volatility in the markets. With this in mind, you’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Numerous websites, including Invesco’s, provide a wealth of information about your investments and the latest news regarding global markets.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in 2012.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
9               Invesco Allocation Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Conservative Allocation Fund
For the 12 months ended December 31, 2011, Class A shares of Invesco Conservative Allocation Fund, at net asset value (NAV), underperformed the Fund’s custom style-specific benchmark. In all, it was a challenging year for risky assets. Global developed market equities, as measured by the MSCI World Index, posted negative results for the year amid significant volatility. Commodities, as measured by the S&P GSCI Index, also declined and experienced meaningful volatility. Global government bonds proved to be the beneficiary of weak returns from risky assets, as investors bid up the asset class while seeking shelter from the storm.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.77%

Class B Shares	3.06

Class C Shares	3.05

Class R Shares	3.60

Class S Shares*	3.91

Class Y Shares	3.94

Institutional Class Shares	4.03

S&P 500 Index▼ (Broad Market Index)	2.09

Custom Conservative Allocation Index ■ (Style-Specific Index)**	3.83

Lipper Mixed-Asset Target Allocation Conservative Funds Index▼ (Peer Group Index)	2.53

Source(s): ▼ Lipper Inc.; ■ Invesco, Lipper Inc.

*	Share class incepted during the reporting period. See page 3 for a detailed explanation of Fund performance.

**	During the reporting period, the index name changed from Custom Moderately Conservative Allocation Index to Custom Conservative Allocation Index. The composition of the index did not change.

How we invest
Invesco Conservative Allocation Fund is intended for investors with a low to moderate risk tolerance. The Fund invests in underlying funds diversified among asset classes (stocks, bonds and commodities), investment styles (value, blend/core and growth), regions (domestic and international) and market capitalizations (mid and large). The underlying funds include bond funds, which represent approximately 55% of the portfolio; stock funds, which represent approximately 32% of the portfolio; and balanced-risk allocation and commodity funds that can shift exposures between equities, sovereign debt and commodities, which represent approximately 13%.
     The balanced-risk allocation and commodity funds gain exposure to their underlying assets through the use of derivatives, specifically exchange-traded futures and swaps agreements.

     While no fund can guarantee positive performance, the broad portfolio diversification strives to provide exposure to areas of the market that may perform well in any given period. It also attempts to limit exposure to any one area of the market that may be underperforming.
     We establish target asset class weightings and underlying fund selections for the Fund and monitor the Fund on an ongoing basis. The underlying funds are actively managed by their respective management teams based on individual fund objectives, investment strategies and management techniques.
     While the weightings of various underlying funds in the portfolio may vary from their targets during the year due to market movements, we rebalance the portfolio annually to maintain its target asset class allocations.

Market conditions and your Fund
Entering 2011, the equity gains from late 2010 continued, due in part to accommodative monetary policies by major central banks. Government bond yields, which plunged substantially in March, resumed their upward trend in April. The broad-based upward trend in commodities also remained intact. With the exception of Australia, all of the government fixed income investments in the underlying funds had a negative contribution during this time. The Fund’s equity exposures were generally positive, with particularly strong results by U.S. large- and small-cap positions.
     Volatility returned to global equity and commodities markets during the summer months of 2011. The causes of this volatility included performance of the peripheral European economies and the end of another round of quantitative easing.

Portfolio Composition

	Target	% of Total Net Assets
Asset Class	Allocation	as of 12/31/11

Intermediate Term Taxable Investment Grade	24.52%	24.77%

Taxable Non Investment Grade	14.36	14.54

Balanced Risk	13.50	13.06

Large Cap Value	8.78	8.78

International/Global Blend	4.00	3.77

Large Cap Growth	3.86	3.77

International/Global Growth	3.68	3.56

Emerging Markets Fixed Income	3.27	2.94

Emerging Markets	3.20	3.04

Large Cap Blend	2.72	2.68

Mid Cap Blend	2.08	2.08

Global Real Estate	1.92	1.90

Small Cap Blend	1.76	1.75

Cash Equivalents Plus Other Assets Less Liabilities	12.35	13.36

Total Net Assets	$304.5 million

Fund Nasdaq Symbols
Invesco Conservative Allocation Fund

Class A Shares	CAAMX
Class B Shares	CMBAX
Class C Shares	CACMX
Class R Shares	CMARX
Class S Shares	CMASX
Class Y Shares	CAAYX
Institutional Class Shares	CMAIX

10	Invesco Allocation Funds

Bonds benefited during this time as yields declined in response to global economic uncertainty. The Fund’s diversified, strategic exposure to bonds was the largest contributor to returns.
     Volatility of risky assets continued into the third quarter of 2011 as global equities and most commodities experienced meaningful weakness during this time. Bonds and gold had strong returns in the third quarter as investors sought shelter from the volatility. The Fund’s strategic allocation to bonds was instrumental in defending the portfolio against the weakness experienced in equities and commodities during this challenging period.
     To close the reporting period, equities, commodities and bonds all contributed positively to Fund performance. Global equities were up sharply in the fourth quarter. Global government bonds also performed well as yields fell. Commodities, while mixed, were the largest contributor to results at the end of the reporting period.
     Effective December 14, 2011, we made strategic adjustments to the Fund to reflect the growing need for income in the U.S. Based on several months of research by Invesco’s Global Asset Allocation team, we added Invesco Premium Income Fund to the allocation.
     PowerShares 1–30 Year Laddered Treasury Portfolio, Invesco Core Plus Bond Fund and Invesco Balanced-Risk Allocation Fund were the top contributors to absolute performance for the reporting period. Conversely, Invesco International Core Equity Fund, Invesco Developing Markets Fund and Invesco Balanced-Risk Commodity Strategy Fund detracted most from overall Fund performance. Relative to the Fund’s custom style-specific index, Invesco Core Plus Bond Fund, Invesco Emerging Market Local Currency Debt Fund and Invesco Van Kampen American Franchise Fund were the largest detractors from performance. Despite the negative performers, the Fund generated a positive return for the year.
     Please note that the strategy of some of the underlying funds – which include, but are not limited to, Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Core Plus Bond Fund – may be principally implemented using derivative instruments.
     Finally, we thank you for your continued commitment to Invesco Conservative Allocation Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Mark Ahnrud
Chartered Financial Analyst, portfolio manager, is manager of Invesco Conservative Allocation Fund. He joined Invesco in 2000. Mr. Ahnrud earned a B.S. in finance and investments from Babson College and an M.B.A. from the Fuqua School of Business at Duke University.
Chris Devine
Chartered Financial Analyst, portfolio manager, is manager of Invesco Conservative Allocation Fund. He joined Invesco in 1998. Mr. Devine earned a B.A. in economics from Wake Forest University and an M.B.A. from the University of Georgia.
Scott Hixon
Chartered Financial Analyst, portfolio manager, is manager of Invesco Conservative Allocation Fund. He joined Invesco in 1994. Mr. Hixon earned a B.B.A. in finance and graduated magna cum laude from Georgia Southern University. He also earned an M.B.A. in finance from Georgia State University.
Christian Ulrich
Chartered Financial Analyst, portfolio manager, is manager of Invesco Conservative Allocation Fund. He joined Invesco in 2000. Mr. Ulrich earned a business degree from the KV Zurich Business School in Zurich, Switzerland.
Scott Wolle
Chartered Financial Analyst, portfolio manager, is manager of Invesco Conservative Allocation Fund and chief investment officer of Invesco Global Asset Allocation. He joined Invesco in 1999. Mr. Wolle earned a B.S. in finance from Virginia Polytechnic Institute and State University and graduated magna cum laude. He also earned an M.B.A. from the Fuqua School of Business at Duke University, where he earned the distinction of Fuqua Scholar.
Assisted by the Global Asset Allocation Team

11	Invesco Allocation Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Growth Allocation Fund
For the 12 months ended December 31, 2011, Class A shares of Invesco Growth Allocation Fund, at net asset value (NAV), outperformed the Fund’s custom style-specific benchmark. In all, it was a challenging year for risky assets. Global developed market equities, as measured by the MSCI World Index, posted negative results for the year amid significant volatility. Commodities, as measured by the S&P GSCI Index, also declined and experienced meaningful volatility. Global government bonds proved to be the beneficiary of weak returns from risky assets, as investors bid up the asset class while seeking shelter from the storm.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-1.13%

Class B Shares	-1.79

Class C Shares	-1.79

Class R Shares	-1.32

Class S Shares	-0.87

Class Y Shares	-0.79

Institutional Class Shares	-0.78

S&P 500 Index▼ (Broad Market Index)	2.09

Custom Growth Allocation Index■ (Style-Specific Index)	-1.76

Lipper Multi-Cap Core Funds Index▼ (Peer Group Index)	-2.81

Source(s): ▼Lipper Inc.; ■Invesco, Lipper Inc.

How we invest
Invesco Growth Allocation Fund is intended for investors with a relatively high risk tolerance. The Fund invests in underlying funds diversified among asset classes (stocks, bonds and commodities), investment styles (value, blend/core and growth), regions (domestic and international) and market capitalizations (small, mid and large). These underlying funds include stock funds, which represent approximately 71% of the portfolio; balanced-risk allocation and commodity funds that can shift exposures between equities, sovereign debt and commodities, which represent approximately 22%; and one bond fund, which represents approximately 7% of the portfolio.
     The balanced-risk allocation and commodity funds gain exposure to their underlying assets through the use of derivatives, specifically exchange-traded futures and swaps agreements.
     While no fund can guarantee positive performance, the broad portfolio diversification strives to provide exposure to areas of the market that may perform well in any given period. It also attempts to limit exposure to any one area of the market that may be underperforming.

     We establish target asset class weightings and underlying fund selections for the Fund and monitor the Fund on an ongoing basis. The underlying funds are actively managed by their respective management teams based on individual fund objectives, investment strategies and management techniques.
     While the weightings of various underlying funds in the portfolio may vary from their targets during the year due to market movements, we rebalance the portfolio annually to maintain its target asset class allocations.

Market conditions and your Fund
Entering 2011, the equity gains from late 2010 continued, due in part to accommodative monetary policies by major central banks. Government bond yields, which plunged substantially in March, resumed their upward trend in April. The broad-based upward trend in commodities also remained intact. With the exception of Australia, all of the government fixed income investments in the underlying funds had a negative contribution during this time. The Fund’s equity exposures were generally positive, with particularly strong results by U.S. large- and small-cap positions.
     Volatility returned to global equity and commodities markets during the summer months of 2011. The causes of this volatility included performance of the peripheral European economies and the end of another round of quantitative easing. Bonds benefited during this time as yields declined in response to global economic uncertainty. The Fund’s diversified, strategic exposure to bonds was the largest contributor to returns.

Portfolio Composition

	Target	% of Total Net Assets
Asset Class	Allocation*	as of 12/31/11

Balanced Risk	22.00%	21.77%

Large Cap Value	19.48	19.88

International/Global Blend	8.88	8.56

Large Cap Growth	8.57	8.56

International/Global Growth	8.17	8.09

Emerging Markets	7.10	6.91

Taxable Non Investment Grade	7.00	7.25

Large Cap Blend	6.03	6.06

Mid Cap Blend	4.62	4.73

Global Real Estate	4.26	4.31

Small Cap Blend	3.91	4.00

Cash Equivalents Plus Other Assets Less Liabilities	0.00	-0.12

*Total may not equal 100% due to rounding.

Total Net Assets	$846.3 million

Fund Nasdaq Symbols
Invesco Growth Allocation Fund

Class A Shares	AADAX
Class B Shares	AAEBX
Class C Shares	AADCX
Class R Shares	AADRX
Class S Shares	AADSX
Class Y Shares	AADYX
Institutional Class Shares	AADIX

12	Invesco Allocation Funds

     Volatility of risky assets continued into the third quarter of 2011 as global equities and most commodities experienced meaningful weakness during this time. Bonds and gold had strong returns in the third quarter as investors sought shelter from the volatility. The Fund’s strategic allocation to bonds was instrumental in defending the portfolio against the weakness experienced in equities and commodities during this challenging period.
     To close the reporting period, equities, commodities and bonds all contributed positively to Fund performance. Global equities were up sharply in the fourth quarter. Global government bonds also performed well as yields fell. Commodities, while mixed, were the largest contributor to results at the end of the reporting period.
     Effective December 14, 2011, we made strategic adjustments to the Fund to reflect the growing need for income in the U.S. Based on several months of research by Invesco’s Global Asset Allocation team, we added Invesco Premium Income Fund to the allocation.
     PowerShares 1–30 Year Laddered Treasury Portfolio, Invesco Charter Fund and Invesco Balanced-Risk Allocation Fund were the top contributors to absolute performance for the reporting period. Conversely, Invesco International Core Equity Fund, Invesco Developing Markets Fund and Invesco Van Kampen American Franchise Fund detracted most from overall Fund performance. Relative to the Fund’s custom style-specific index, Invesco Balanced-Risk Allocation Fund, PowerShares 1–30 Year Laddered Treasury Portfolio and Invesco International Growth Fund were most responsible for outperformance during the reporting period. As part of the Fund’s annual rebalancing, we eliminated our exposure to PowerShares 1–30 Year Laddered Treasury Portfolio during the reporting period.
     Please note that the strategy of some of the underlying funds – which include, but are not limited to, Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Commodity Strategy Fund – may be principally implemented using derivative instruments.
     Finally, we thank you for your continued commitment to Invesco Growth Allocation Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Mark Ahnrud
Chartered Financial Analyst, portfolio manager, is manager of Invesco Growth Allocation Fund. He joined Invesco in 2000. Mr. Ahnrud earned a B.S. in finance and investments from Babson College and an M.B.A. from the Fuqua School of Business at Duke University.
Chris Devine
Chartered Financial Analyst, portfolio manager, is manager of Invesco Growth Allocation Fund. He joined Invesco in 1998. Mr. Devine earned a B.A. in economics from Wake Forest University and an M.B.A. from the University of Georgia.
Scott Hixon
Chartered Financial Analyst, portfolio manager, is manager of Invesco Growth Allocation Fund. He joined Invesco in 1994. Mr. Hixon earned a B.B.A. in finance and graduated magna cum laude from Georgia Southern University. He also earned an M.B.A. in finance from Georgia State University.
Christian Ulrich
Chartered Financial Analyst, portfolio manager, is manager of Invesco Growth Allocation Fund. He joined Invesco in 2000. Mr. Ulrich earned a business degree from the KV Zurich Business School in Zurich, Switzerland.
Scott Wolle
Chartered Financial Analyst, portfolio manager, is manager of Invesco Growth Allocation Fund and chief investment officer of Invesco Global Asset Allocation. He joined Invesco in 1999. Mr. Wolle earned a B.S. in finance from Virginia Polytechnic Institute and State University and graduated magna cum laude. He also earned an M.B.A. from the Fuqua School of Business at Duke University, where he earned the distinction of Fuqua Scholar.
Assisted by the Global Asset Allocation Team

13	Invesco Allocation Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Moderate Allocation Fund
For the 12 months ended December 31, 2011, Class A shares of Invesco Moderate Allocation Fund, at net asset value (NAV), outperformed the Fund’s custom style-specific benchmark. In all, it was a challenging year for risky assets. Global developed market equities, as measured by the MSCI World Index, posted negative results for the year amid significant volatility. Commodities, as measured by the S&P GSCI Index, also declined and experienced meaningful volatility. Global government bonds proved to be the beneficiary of weak returns from risky assets, as investors bid up the asset class while seeking shelter from the storm.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.26%

Class B Shares	0.52

Class C Shares	0.42

Class R Shares	1.01

Class S Shares	1.35

Class Y Shares	1.49

Institutional Class Shares	1.50

S&P 500 Index▼ (Broad Market Index)	2.09

Custom Moderate Allocation Index■ (Style-Specific Index)	0.93

Lipper Mixed-Asset Target Allocation Moderate Funds Index▼ (Peer Group Index)	0.37

Source(s): ▼ Lipper Inc.; ■ Invesco, Lipper Inc.

How we invest
Invesco Moderate Allocation Fund is intended for investors with moderate risk tolerance. The Fund invests in underlying funds diversified among asset classes (stocks, bonds and commodities), investment styles (value, blend/core and growth), regions (domestic and international) and market capitalizations (small, mid and large). These underlying funds include stock funds, which represent approximately 52% of the portfolio’s target allocation; bond funds, which represent approximately 31% of the portfolio; and balanced-risk allocation and commodity funds that can shift exposures between equities, sovereign debt and commodities, which represent approximately 17%.
     The balanced-risk allocation and commodity funds gain exposure to their underlying assets through the use of derivatives, specifically exchange-traded futures and swaps agreements.
     While no fund can guarantee positive performance, the broad portfolio diversification strives to provide exposure to areas of the market that may perform well in any given period. It also attempts to limit exposure to any one area of the market that may be underperforming.

     We establish target asset class weightings and underlying fund selections for the Fund and monitor the Fund on an ongoing basis. The underlying funds are actively managed by their respective management teams based on individual fund objectives, investment strategies and management techniques.
     While the weightings of various underlying funds in the portfolio may vary from their targets during the year due to market movements, we rebalance the portfolio annually to maintain its target asset class allocations.

Market conditions and your Fund
Entering 2011, the equity gains from late 2010 continued, due in part to accommodative monetary policies by major central banks. Government bond yields, which plunged substantially in March, resumed their upward trend in April. The broad-based upward trend in commodities also remained intact. With the exception of Australia, all of the government fixed income investments in the underlying funds had a negative contribution during this time. The Fund’s equity exposures were generally positive, with particularly strong results by U.S. large- and small-cap positions.
     Volatility returned to global equity and commodities markets during the summer months of 2011. The causes of this volatility included performance of the peripheral European economies and the end of another round of quantitative easing. Bonds benefited during this time as yields declined in response to global economic uncertainty. The Fund’s diversified, strategic exposure to bonds was the largest contributor to returns.

Portfolio Composition

	Target	% of Total Net Assets
Asset Class	Allocation	as of 12/31/11

Balanced Risk	17.50%	17.09%

Large Cap Value	14.28	14.38

Taxable Non Investment Grade	12.71	13.00

Intermediate Term Taxable Investment Grade	9.15	9.32

International/Global Blend	6.50	6.18

Large Cap Growth	6.27	6.17

International/Global Growth	5.98	5.85

Emerging Markets	5.20	4.99

Large Cap Blend	4.41	4.38

Mid Cap Blend	3.38	3.43

Global Real Estate	3.12	3.13

Small Cap Blend	2.86	2.88

Emerging Markets Fixed Income	2.44	2.22

Cash Equivalents Plus Other Assets Less Liabilities	6.20	6.98

Total Net Assets	$745.7 million

Fund Nasdaq Symbols
Invesco Moderate Allocation Fund

Class A Shares	AMKAX
Class B Shares	AMKBX
Class C Shares	AMKCX
Class R Shares	AMKRX
Class S Shares	AMKSX
Class Y Shares	ABKYX
Institutional Class Shares	AMLIX

14	Invesco Allocation Funds

     Volatility of risky assets continued into the third quarter of 2011 as global equities and most commodities experienced meaningful weakness during this time. Bonds and gold had strong returns in the third quarter as investors sought shelter from the volatility. The Fund’s strategic allocation to bonds was instrumental in defending the portfolio against the weakness experienced in equities and commodities during this challenging period.
     To close the reporting period, equities, commodities and bonds all contributed positively to Fund performance. Global equities were up sharply in the fourth quarter. Global government bonds also performed well as yields fell. Commodities, while mixed, were the largest contributor to results at the end of the reporting period.
     Effective December 14, 2011, we made strategic adjustments to the Fund to reflect the growing need for income in the U.S. Based on several months of research by Invesco’s Global Asset Allocation team, we added Invesco Premium Income Fund to the allocation.
     PowerShares 1–30 Year Laddered Treasury Portfolio, Invesco Core Plus Bond Fund and Invesco Balanced-Risk Allocation Fund were the top contributors to absolute performance for the reporting period. Conversely, Invesco International Core Equity Fund, Invesco Developing Markets Fund and Invesco Van Kampen American Franchise Fund detracted most from overall Fund performance. Relative to the Fund’s custom style-specific index, Invesco Van Kampen American Franchise Fund, Invesco Emerging Market Local Currency Debt Fund and Invesco Global Real Estate Fund were the largest detractors from performance. Despite the negative performers, the Fund generated a positive return for the year.
     Please note that the strategy of some of the underlying funds – which include, but are not limited to, Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Core Plus Bond Fund – may be principally implemented using derivative instruments.
     Finally, we thank you for your continued commitment to Invesco Moderate Allocation Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Mark Ahnrud
Chartered Financial Analyst, portfolio manager, is manager of Invesco Moderate Allocation Fund. He joined Invesco in 2000. Mr. Ahnrud earned a B.S. in finance and investments from Babson College and an M.B.A. from the Fuqua School of Business at Duke University.
Chris Devine
Chartered Financial Analyst, portfolio manager, is manager of Invesco Moderate Allocation Fund. He joined Invesco in 1998. Mr. Devine earned a B.A. in economics from Wake Forest University and an M.B.A. from the University of Georgia.
Scott Hixon
Chartered Financial Analyst, portfolio manager, is manager of Invesco Moderate Allocation Fund. He joined Invesco in 1994. Mr. Hixon earned a B.B.A. in finance and graduated magna cum laude from Georgia Southern University. He also earned an M.B.A. in finance from Georgia State University.
Christian Ulrich
Chartered Financial Analyst, portfolio manager, is manager of Invesco Moderate Allocation Fund. He joined Invesco in 2000. Mr. Ulrich earned a business degree from the KV Zurich Business School in Zurich, Switzerland.
Scott Wolle
Chartered Financial Analyst, portfolio manager, is manager of Invesco Moderate Allocation Fund and chief investment officer of Invesco Global Asset Allocation. He joined Invesco in 1999. Mr. Wolle earned a B.S. in finance from Virginia Polytechnic Institute and State University and graduated magna cum laude. He also earned an M.B.A. from the Fuqua School of Business at Duke University, where he earned the distinction of Fuqua Scholar.
Assisted by the Global Asset Allocation Team

15	Invesco Allocation Funds

Invesco Conservative Allocation Fund’s investment objective is total return consistent with a lower level of risk relative to the broad stock market.
Invesco Growth Allocation Fund’s investment objective is long-term growth of capital consistent with a higher level of risk relative to the broad stock market.
Invesco Moderate Allocation Fund’s investment objective is total return consistent with a moderate level of risk relative to the broad stock market.
■	Unless otherwise stated, information presented in this report is as of December 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased for new or additional investments. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class S shares are closed to most investors. See the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Funds

	Invesco	Invesco	Invesco
	Conservative	Growth	Moderate
	Allocation Fund	Allocation Fund	Allocation Fund

Call Risk	X	X	X

Commodity-Linked Notes Risk	X	X	X

Commodity Risk	X	X	X

Concentration Risk	X	X	X

Convertible Securities Risk		X

Counterparty Risk	X	X	X

Credit Risk	X	X	X

Currency/Exchange Rate Risk	X	X	X

Debt Securities Risk		X

Derivatives Risk	X	X	X

Developing Markets Securities Risk	X	X	X

Dollar Roll Transactions Risk	X		X

Exchange-Traded Funds Risk	X	X	X

Exchange-Traded Notes Risk	X	X	X

Financial Institutions Risk	X	X	X

Foreign Securities Risk	X	X	X

Forward Currency Exchange Contracts Risk	X	X	X

Fund of Funds Risk	X	X	X

Futures Risk	X	X	X

Growth Investing Risk		X

High Yield Bond (Junk Bond) Risk	X	X	X

Interest Rate Risk	X	X	X

Leverage Risk	X	X	X

Limited Number of Holdings Risk	X		X

Liquidity Risk	X	X	X

Management Risk	X	X	X

Market Risk	X	X	X

Master Limited Partnership (MLP) Risk		X

Mortgage- and Asset-Backed Securities Risk	X	X	X

Non-Correlation Risk	X	X	X
16 Invesco Allocation Funds

	Invesco	Invesco	Invesco
	Conservative	Growth	Moderate
	Allocation Fund	Allocation Fund	Allocation Fund

Non-Diversification Risk	X	X	X

Options Risk	X	X	X

Preferred Securities Risk	X	X	X

Reinvestment Risk	X	X	X

REIT Risk/Real Estate Risk	X	X	X

Replication Management Risk	X

Small- and Mid-Capitalization Risk		X

Subsidiary Risk	X	X	X

Swaps Risk	X	X	X

Tax Risk	X	X	X

U.S. Government Obligations Risk	X	X	X

Principal risks defined
■	Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by an underlying fund in securities bearing the new, lower interest rates, resulting in a possible decline in an underlying fund’s income and distributions to shareholders.

■	Commodity-linked notes risk. An underlying fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying Fund.
■	Commodity risk. Certain of the underlying fund’s and Invesco Cayman Commodity Fund I Ltd. or Invesco Cayman Commodity Fund III Ltd., each a wholly-owned subsidiary of certain underlying funds organized under the laws of Cayman Islands (each a Subsidiary), investment exposure to the commodities markets and/or a particular sector of the commodities markets may subject the underlying fund and the Subsidiary to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/ or investor expectations concerning interest rates, domestic and foreign inflation rates, and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because certain of the underlying fund’s and the Subsidiary’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund’s shares.
■	Concentration risk. To the extent an underlying fund invests a greater amount in any one sector or industry, an underlying fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to an underlying fund if conditions adversely affect that sector or industry.

■	Convertible securities risk. An underlying fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

■	Counterparty risk. Individually negotiated or over-the-counter derivatives

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

17 Invesco Allocation Funds

are subject to counterparty risk, which is the risk that the other party to the contract (such as a futures contract or swap agreement) will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.

■	Credit risk. The issuer of instruments in which the underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	Currency/exchange rate risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

■	Debt securities risk. The underlying funds may invest in debt securities that are affected by changing interest rates and changes in their effective maturities and credit quality.

■	Derivatives risk. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. An underlying fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.

■	Developing markets securities risk. Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■	Dollar roll transactions risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the underlying fund may decline below the price of the mortgage-related securities sold by the underlying fund that it is obligated to repurchase.

■	Exchange-traded funds (ETFs) risk. An investment by the Fund or underlying fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, an ETF may be subject to the following: (1) a discount of the ETF’s shares to its net asset value; (2) failure to develop an active trading market for the ETF’s shares; (3) the listing exchange halting trading of the ETF’s shares; (4) failure of the ETF’s shares to track the referenced index; and (5) holding troubled securities in the referenced index. ETFs may involve duplication of management fees and certain other expenses, as the Fund or underlying fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests. Further, certain of the ETFs in which the Fund or underlying fund may invest are leveraged. The more the Fund or underlying fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.

■	Exchange-traded notes (ETNs) risk. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the referenced underlying asset.

■	Financial institutions risk. Investments in financial institutions may be subject to certain risks, including, but not limited to, the risk of regulatory actions, changes in interest rates and concentration of loan portfolios in an industry or sector. Financial institutions are highly regulated and may suffer setbacks should regulatory rules and interpretations under which they operate change. Likewise, there is a high level of competition among financial institutions, which could adversely affect the viability of an institution.

■	Foreign securities risk. An underlying fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation, resulting in less publicly available information about the companies.
■	Forward currency exchange contracts risk. An underlying fund may enter into contracts with banks, brokers or dealers to purchase or sell foreign currencies at a future date (forward contracts). A forward currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Forward currency contracts are used to protect against uncertainty in the level of future currency exchange rates or to gain or modify exposure to a particular currency. An underlying fund will use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. These strategies are implemented within the risk profile of the guidelines set forth in the prospectus.

■	Fund of funds risk. The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

■	Futures risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events.

■	Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.

■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in

18 Invesco Allocation Funds

interest rates depending on their individual characteristics, including duration.

■	Leverage risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction, and the underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair an underlying fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

■	Limited number of holdings risk. An underlying fund may invest a large percentage of its assets in a limited number of securities or other instruments, which could negatively affect the value of an underlying fund.

■	Liquidity risk. An underlying fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.

■	Management risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by an underlying fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■	Master limited partnership (MLP) risk. An MLP is a public limited partnership. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities. The risks of investing in an MLP are similar to those of investing in a partnership and include more flexible governance structures, which could result in less protection for the MLP investor in a corporation. Investors in an MLP would normally not be liable for the debts of the MLP beyond the amount that the investor has contributed, but investors may not be shielded to the same extent that a shareholder of a corporation would be. MLPs are generally considered interest rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
■	Mortgage- and asset-backed securities risk. Certain of the underlying funds may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, an underlying fund may reinvest these early payments at lower interest rates, thereby reducing the underlying fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to an underlying fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.
■	Non-correlation risk. An underlying fund’s return may not match the return of the underlying index of certain underlying ETFs for a number of reasons. For example, the Fund incurs operating expenses not applicable to the underlying index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the underlying index of certain underlying ETFs. In addition, the performance of the Fund and the underlying index of certain underlying ETFs may vary due to asset valuation differences and differences between an underlying fund’s portfolio and the underlying index of certain underlying ETFs resulting from legal restrictions, cost or liquidity constraints.
■	Non-diversification risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.
■	Options risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile, and the use of options can lower total returns.
■	Preferred securities risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If an underlying fund owns a security that is deferring or omitting its distributions, an underlying fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.
■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	REIT risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to an underlying fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, an underlying fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

19 Invesco Allocation Funds

■	Replication management risk. Unlike many investment companies, certain of the underlying funds are not “actively” managed. That is, an underlying fund does not utilize an investing strategy that seeks returns in excess of the underlying index of certain underlying ETFs. Therefore, it would not necessarily sell a security unless that security is removed from the underlying index of certain underlying ETFs.
■	Small- and mid-capitalization risk. Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
■	Subsidiary risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments, including derivatives and commodities. Because the Subsidiary is not registered under the Investment Company Act of 1940, the underlying fund, as the sole investor in the Subsidiary, will not have the protections offered to investors in U.S.-registered investment companies. Changes in the laws of the United States and/or the Cayman Islands, under which the underlying fund and the Subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and SAI and could negatively affect the underlying fund and its shareholders.
■	Swaps risk. Swaps are subject to credit risk and counterparty risk.
■	Tax risk. If the Internal Revenue Service (IRS) were to change its position, as set out in a number of private letter rulings (which an underlying fund may not cite as precedent), such that an underlying fund’s income from the Subsidiary and commodity-linked notes is not “qualifying income,” the underlying fund may be unable to qualify as a regulated investment company for one or more years. In this event, the underlying fund’s Board may authorize a significant change in investment strategy or an underlying fund liquidation.
■	U.S. government obligations risk. The Fund may invest in obligations issued by U.S. government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.

About indexes used in this report
■	The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.

■	The Custom Conservative Allocation Index, which was created by Invesco to serve as a style-specific benchmark for Invesco Conservative Allocation Fund, is composed of the S&P 500, MSCI EAFE and Barclays Capital U.S. Aggregate indexes.

■	The Custom Growth Allocation Index, which was created by Invesco to serve as a style-specific benchmark for Invesco Growth Allocation Fund, is composed of the S&P 500, MSCI EAFE and Barclays Capital U.S. Aggregate indexes.

■	The Custom Moderate Allocation Index, which was created by Invesco to serve as a style-specific benchmark for Invesco Moderate Allocation Fund, is composed of the S&P 500, MSCI EAFE and Barclays Capital U.S. Aggregate indexes.

■	The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.

■	The Lipper Mixed-Asset Target Allocation Moderate Funds Index is an unmanaged index considered representative of mixed-asset target allocation moderate funds tracked by Lipper.

■	The Lipper Multi-Cap Core Funds Index is an unmanaged index considered representative of multicap core funds tracked by Lipper.

■	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East.

■	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.

■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
■	The S&P GSCI Index is an unmanaged world production-weighted index composed of the principal physical commodities that are the subject of active, liquid futures markets.
■	The composition of a custom index may change from time to time based on the target asset allocation of the fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objective of the fund.

■	The Funds are not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Funds may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Invesco Distributors, Inc. is the distributor of the PowerShares Exchange-Traded Fund Trust II. Invesco PowerShares Capital Management LLC and Invesco Distributors, Inc. are indirect, wholly owned subsidiaries of Invesco Ltd. Shares of PowerShares 1–30 Laddered Treasury Portfolio are not individually redeemable, and owners of the Shares may acquire those Shares from the Fund and tender those Shares for redemption to the Fund in Creation Units only, typically consisting of aggregations of 50,000 shares.

20 Invesco Allocation Funds

Schedule of Investments

December 31, 2011

Invesco Conservative Allocation Fund
Schedule of Investments in Affiliated Issuers–100.12%(a)

						Change in
	% of				Transactions in	Unrealized
	Net	Value	Purchases	Proceeds	Connection with	Appreciation	Realized	Dividend	Shares	Value
	Assets	12/31/10	at Cost	from Sales	Acquisitions	(Depreciation)	Gain (Loss)	Income	12/31/11	12/31/11

Asset Allocation Funds–13.06%
Invesco Balanced-Risk Allocation Fund	9.19%	$7,077,910	$5,192,295	$(4,317,097)	$17,975,666	$1,816,192	$504,514	$813,826	2,350,002	$27,965,029

Invesco Balanced-Risk Commodity Strategy Fund(b)	3.87%	3,061,969	3,033,189	(1,443,819)	7,242,564	(84,071)	(27,768)	—	1,159,652	11,782,064

Total Asset Allocation Funds		10,139,879	8,225,484	(5,760,916)	25,218,230	1,732,121	476,746	813,826		39,747,093

Domestic Equity Funds–19.06%
Invesco Charter Fund	2.68%	2,008,708	1,571,897	(1,020,371)	4,831,146	743,850	25,166	76,513	494,869	8,160,396

Invesco Diversified Dividend Fund	4.13%	3,062,793	2,816,045	(1,674,942)	7,928,661	455,778	148,870	208,159	1,059,819	12,590,644

Invesco Endeavor Fund(b)	2.08%	1,564,007	1,440,671	(897,072)	3,229,082	939,850	78,244	—	384,823	6,326,491

Invesco Large Cap Growth Fund(b)	—%	2,833,667	12,750	(110,484)	(2,377,571)	(361,797)	3,435	—	—	—

Invesco Small Cap Equity Fund(b)	1.75%	1,308,217	1,592,412	(1,238,224)	2,917,565	616,147	146,008	—	419,978	5,342,125

Invesco Van Kampen American Franchise Fund(b)	3.77%	—	3,051,111	(1,688,198)	7,895,904	2,213,126	130,553	—	1,024,812	11,477,896

Invesco Van Kampen Comstock Fund	2.51%	1,854,669	1,892,434	(1,137,253)	4,466,713	556,794	183	112,539	501,876	7,633,540

Invesco Van Kampen Growth and Income Fund	2.14%	1,562,849	1,561,742	(868,141)	3,862,024	389,021	(3,111)	94,545	349,886	6,504,384

Total Domestic Equity Funds		14,194,910	13,939,062	(8,634,685)	32,753,524	5,552,769	529,348	491,756		58,035,476

Fixed-Income Funds–54.78%
Invesco Core Bond Fund	—%	17,950,464	794,885	—	(19,390,382)	645,033	—	357,291	—	—

Invesco Core Plus Bond Fund	24.77%	—	5,276,877	(14,138,944)	85,370,738	36,281	(1,002,167)	1,862,936	7,141,063	75,409,626

Invesco Emerging Market Local Currency Debt Fund	2.94%	2,395,035	2,673,191	(1,327,054)	6,632,943	(1,258,428)	85,982	828,502	989,399	8,963,952

Invesco Floating Rate Fund	5.50%	4,005,921	1,086,094	(2,141,565)	13,531,563	365,144	(106,197)	555,084	2,229,156	16,740,960

Invesco High Yield Fund	4.98%	3,618,173	2,560,489	(632,864)	9,994,706	(345,397)	(26,485)	767,741	3,792,156	15,168,622

Invesco Premium Income Fund(b)	4.06%	—	12,248,650	—	—	97,989	—	—	1,224,865	12,346,639

Invesco Short Term Bond Fund	—%	—	—	(11,843,517)	11,611,265	—	232,252	836	—	—

PowerShares 1-30 Laddered Treasury Portfolio–ETF	12.53%	12,066,015	7,029,224	(24,133,345)	36,363,805	4,501,391	2,331,654	1,050,185	1,175,200	38,158,744

Total Fixed-Income Funds		40,035,608	31,669,410	(54,217,289)	144,114,638	4,042,013	1,515,039	5,422,575		166,788,543

Foreign Equity Funds–10.37%
Invesco Developing Markets Fund	3.04%	2,359,345	2,497,590	(1,161,941)	6,474,284	(844,685)	129,834	117,574	324,843	9,261,273

Invesco International Core Equity Fund	3.77%	2,934,214	3,550,050	(1,324,600)	7,664,073	(1,165,534)	(184,202)	433,070	1,239,093	11,474,001

Invesco International Growth Fund	3.56%	2,710,172	2,667,168	(1,270,778)	6,556,095	261,259	(93,604)	187,639	422,894	10,830,312

Total Foreign Equity Funds		8,003,731	8,714,808	(3,757,319)	20,694,452	(1,748,960)	(147,972)	738,283		31,565,586

Real Estate Funds–1.90%
Invesco Global Real Estate Fund	1.90%	1,433,475	1,569,881	(791,177)	3,838,245	(232,179)	(18,444)	105,758	609,863	5,799,801

Money Market Funds–0.95%
Liquid Assets Portfolio	0.47%	47,217	15,132,294	(13,735,768)	—	—	—	504	1,443,743	1,443,743

Premier Portfolio	0.48%	47,217	15,132,294	(13,735,767)	—	—	—	345	1,443,744	1,443,744

Total Money Market Funds		94,434	30,264,588	(27,471,535)	—	—	—	849		2,887,487

TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $292,716,001)	100.12%	$73,902,037	$94,383,233	$(100,632,921)	$226,619,089	$9,345,764 (c)	$2,354,717 (d)	$7,573,047		$304,823,986

OTHER ASSETS LESS LIABILITIES	(0.12)%									(365,522)

NET ASSETS	100.00%									$304,458,464

Investment Abbreviations:

ETF – Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The Fund invests in Institutional Class shares of the mutual funds listed. The Fund invests in the Fund shares of the exchange-traded fund.
(b)	Non-income producing security.
(c)	Includes $15,494,996 of unrealized appreciation from the acquisition of Invesco Conservative Allocation Fund and Invesco Van Kampen Asset Allocation Conservative Fund.
(d)	Includes $284,451, $146,561, $28,291, $124,600, $133,159, $237,717 and $193,154 of capital gains from Invesco Balanced-Risk Allocation Fund, Invesco Diversified Dividend Fund, Invesco Endeavor Fund, Invesco Van Kampen American Franchise Fund, Invesco Core Plus Bond Fund, Invesco Emerging Market Local Currency Debt Fund and Invesco Developing Markets Fund, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Allocation Funds

Schedule of Investments—(continued)

December 31, 2011

Invesco Growth Allocation Fund
Schedule of Investments in Affiliated Issuers–100.14%(a)

						Change in
	% of				Transactions in	Unrealized
	Net	Value	Purchases	Proceeds	Connection with	Appreciation		Realized	Dividend	Shares	Value
	Assets	12/31/10	at Cost	from Sales	Acquisitions	(Depreciation)		Gain (Loss)	Income	12/31/11	12/31/11

Asset Allocation Funds–21.77%
Invesco Balanced-Risk Allocation Fund	15.83%	$76,493,210	$14,805,121	$(40,483,492)	$69,648,450	$10,086,646		$4,756,514	$3,855,548	11,257,046	$133,958,847

Invesco Balanced-Risk Commodity Strategy Fund(b)	5.94%	29,463,593	10,373,331	(14,586,173)	25,735,054	(1,829,878)		1,134,133	—	4,949,809	50,290,060

Total Asset Allocation Funds		105,956,803	25,178,452	(55,069,665)	95,383,504	8,256,768		5,890,647	3,855,548		184,248,907

Domestic Equity Funds–43.23%
Invesco Charter Fund	6.06%	28,618,813	4,046,992	(6,096,056)	22,924,414	1,518,523		309,203	477,290	3,112,304	51,321,889

Invesco Diversified Dividend Fund	9.36%	43,614,108	10,533,633	(11,195,677)	35,406,866	764,627		1,012,189	1,462,766	6,668,259	79,218,917

Invesco Endeavor Fund(b)	4.73%	22,273,270	4,442,157	(5,134,137)	16,259,574	1,881,935		491,115	—	2,435,354	40,037,226

Invesco Large Cap Growth Fund(b)	—%	40,388,182	678,512	(2,047,363)	(35,417,786)	(3,666,760)		65,215	—	—	—

Invesco Small Cap Equity Fund(b)	4.00%	18,450,174	7,391,103	(8,489,843)	13,254,591	2,530,528		679,454	—	2,658,491	33,816,007

Invesco Van Kampen American Franchise Fund(b)	8.56%	—	10,325,111	(7,895,242)	63,180,421	6,960,123		642,497	—	6,467,268	72,433,403

Invesco Van Kampen Comstock Fund	5.68%	26,399,612	6,681,881	(6,735,900)	20,475,612	1,008,701		274,818	789,834	3,162,704	48,104,724

Invesco Van Kampen Growth and Income Fund	4.84%	22,379,566	5,361,316	(5,211,910)	17,517,159	805,254		94,829	655,044	2,202,594	40,946,214

Total Domestic Equity Funds		202,123,725	49,460,705	(52,806,128)	153,600,851	11,802,931		3,569,320	3,384,934		365,878,380

Fixed-Income Funds–7.25%
Invesco Core Plus Bond Fund	—%	—	—	(8,037,911)	8,256,513	—		(218,602)	631	—	—

Invesco Emerging Market Local Currency Debt Fund	—%	—	—	(4,204,584)	3,787,633	—		416,951	—	—	—

Invesco Floating Rate Fund	—%	—	—	(2,638,681)	2,547,960	—		90,721	343	—	—

Invesco High Yield Fund	—%	—	—	(6,331,335)	5,206,752	—		1,124,583	1,328	—	—

Invesco Premium Income Fund(b)	7.25%	—	60,826,250	—	—	486,610		—	—	6,082,625	61,312,860

PowerShares 1-30 Laddered Treasury Portfolio–ETF	—%	33,187,830	9,179,796	(95,489,959)	44,351,730	935,290		7,835,313	1,433,148	—	—

Total Fixed-Income Funds		33,187,830	70,006,046	(116,702,470)	64,150,588	1,421,900		9,248,966	1,435,450		61,312,860

Foreign Equity Funds–23.56%
Invesco Developing Markets Fund	6.91%	33,601,985	13,035,679	(10,377,831)	29,395,201	(6,947,595)		965,874	733,387	2,050,806	58,468,477

Invesco International Core Equity Fund	8.56%	41,858,745	15,135,803	(8,605,380)	38,694,058	(13,047,514)		(1,550,468)	2,695,230	7,827,780	72,485,244

Invesco International Growth Fund	8.09%	38,674,207	9,298,225	(7,757,466)	31,207,364	(2,427,980)		(545,879)	1,170,270	2,672,724	68,448,471

Total Foreign Equity Funds		114,134,937	37,469,707	(26,740,677)	99,296,623	(22,423,089)		(1,130,473)	4,598,887		199,402,192

Real Estate Funds–4.31%
Invesco Global Real Estate Fund	4.31%	20,460,752	5,898,346	(4,821,622)	17,926,441	(2,411,143)		(535,613)	738,410	3,839,870	36,517,161

Money Market Funds–0.02%
Liquid Assets Portfolio	0.01%	1,066,798	41,063,566	(42,115,620)	77,168	—		—	1,071	91,912	91,912

Premier Portfolio	0.01%	1,066,798	41,063,566	(42,115,620)	77,168	—		—	695	91,912	91,912

Total Money Market Funds		2,133,596	82,127,132	(84,231,240)	154,336	—		—	1,766		183,824

TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $824,270,639)	100.14%	$477,997,643	$270,140,388	$(340,371,802)	$430,512,343	$(3,352,633	)(c)	$17,042,847 (d)	$14,014,995		$847,543,324

OTHER ASSETS LESS LIABILITIES	(0.14)%										(1,201,403)

NET ASSETS	100.00%										$846,341,921

Investment Abbreviations:

ETF – Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The Fund invests in Institutional Class shares of the mutual funds listed. The Fund invests in the Fund shares of the exchange-traded fund.
(b)	Non-income producing security.
(c)	Includes $51,566,346 of unrealized appreciation from the acquisition of Invesco Moderate Growth Allocation Fund and Invesco Van Kampen Asset Allocation Growth Fund.
(d)	Includes $1,347,602, $916,829, $176,688, $779,507 and $1,204,836 of capital gains from Invesco Balanced-Risk Allocation Fund, Invesco Diversified Dividend Fund, Invesco Endeavor Fund, Invesco Van Kampen American Franchise Fund and Invesco Developing Markets Fund, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco Allocation Funds

Schedule of Investments—(continued)

December 31, 2011

Invesco Moderate Allocation Fund
Schedule of Investments in Affiliated Issuers–100.12%(a)

						Change in
	% of				Transactions in	Unrealized
	Net	Value	Purchases	Proceeds	Connection with	Appreciation		Realized	Dividend	Shares	Value
	Assets	12/31/10	at Cost	from Sales	Acquisitions	(Depreciation)		Gain (Loss)	Income	12/31/11	12/31/11

Asset Allocation Funds–17.09%
Invesco Balanced-Risk Allocation Fund	12.20%	$71,734,284	$6,284,659	$(23,446,709)	$30,321,149	$4,031,675		$2,960,532	$2,633,288	7,644,134	$90,965,195

Invesco Balanced-Risk Commodity Strategy Fund(b)	4.89%	30,808,674	6,369,086	(10,642,490)	11,168,341	(2,201,366)		921,738	—	3,585,038	36,423,983

Total Asset Allocation Funds		102,542,958	12,653,745	(34,089,199)	41,489,490	1,830,309		3,882,270	2,633,288		127,389,178

Domestic Equity Funds–31.24%
Invesco Charter Fund	4.38%	25,639,238	2,348,661	(5,266,644)	9,085,794	304,634		515,935	304,627	1,978,631	32,627,618

Invesco Diversified Dividend Fund	6.78%	39,690,551	6,384,961	(9,489,018)	14,041,856	(591,437)		1,139,072	987,310	4,258,326	50,588,914

Invesco Endeavor Fund(b)	3.43%	20,231,101	2,802,088	(4,769,928)	6,505,719	265,126		676,187	—	1,557,000	25,597,083

Invesco Large Cap Growth Fund(b)	—%	35,972,481	409,734	(2,335,143)	(29,986,702)	(4,247,209)		186,839	—	—	—

Invesco Small Cap Equity Fund(b)	2.88%	17,070,960	4,621,301	(7,094,836)	5,249,664	416,035		1,204,690	—	1,687,721	21,467,814

Invesco Van Kampen American Franchise Fund(b)	6.17%	—	6,762,306	(6,088,227)	38,435,359	6,628,198		770,464	—	4,107,942	46,008,953

Invesco Van Kampen Comstock Fund	4.10%	24,020,249	4,173,806	(6,130,692)	7,991,773	(24,981)		521,777	530,526	2,008,674	30,551,932

Invesco Van Kampen Growth and Income Fund	3.50%	20,412,146	3,288,113	(4,751,432)	7,043,630	(217,542)		363,814	436,317	1,406,064	26,138,729

Total Domestic Equity Funds		183,036,726	30,790,970	(45,925,920)	58,367,093	2,532,824		5,378,778	2,258,780		232,981,043

Fixed-Income Funds–30.88%
Invesco Core Bond Fund	—%	50,972,639	3,665,974	(1,390,099)	(57,127,559)	3,986,645		(107,600)	1,025,607	—	—

Invesco Core Plus Bond Fund	9.32%	—	6,659,608	(13,306,020)	79,657,794	(2,671,496)		(696,545)	1,740,444	6,583,442	69,521,152

Invesco Emerging Market Local Currency Debt Fund	2.22%	13,801,172	4,155,541	(4,440,981)	5,772,269	(2,645,248)		345,672	1,693,150	1,826,868	16,551,421

Invesco Floating Rate Fund	3.11%	17,267,759	3,554,429	(4,269,924)	7,194,150	(210,555)		(356,169)	1,026,103	3,086,510	23,179,690

Invesco High Yield Fund	3.75%	20,889,836	4,131,306	(4,157,198)	7,694,357	(429,884)		(159,984)	1,900,387	6,992,108	27,968,433

Invesco Premium Income Fund(b)	6.14%	—	45,399,110	—	—	363,193		—	—	4,539,911	45,762,303

PowerShares 1-30 Laddered Treasury Portfolio–ETF	6.34%	66,398,020	15,889,548	(79,320,848)	30,322,265	7,198,448		6,814,863	2,578,649	1,456,800	47,302,296

Total Fixed-Income Funds		169,329,426	83,455,516	(106,885,070)	73,513,276	5,591,103		5,860,237	9,964,340		230,285,295

Foreign Equity Funds–17.02%
Invesco Developing Markets Fund	4.99%	29,505,405	7,672,219	(7,127,920)	11,933,273	(4,753,038)		760,373	469,881	1,305,450	37,218,374

Invesco International Core Equity Fund	6.18%	37,780,114	8,399,144	(6,882,252)	14,351,272	(6,531,804)		(1,006,386)	1,727,167	4,979,491	46,110,088

Invesco International Growth Fund	5.85%	34,641,250	4,878,390	(6,244,132)	12,043,995	(1,352,683)		(368,647)	748,646	1,702,389	43,598,173

Total Foreign Equity Funds		101,926,769	20,949,753	(20,254,304)	38,328,540	(12,637,525)		(614,660)	2,945,694		126,926,635

Real Estate Funds–3.13%
Invesco Global Real Estate Fund	3.13%	18,096,345	3,531,471	(3,716,038)	6,894,016	(1,576,960)		77,920	488,129	2,450,763	23,306,754

Money Market Funds–0.76%
Liquid Assets Portfolio	0.38%	946,749	43,310,882	(41,412,247)	—	—		—	1,155	2,845,384	2,845,384

Premier Portfolio	0.38%	946,749	43,310,882	(41,412,247)	—	—		—	761	2,845,384	2,845,384

Total Money Market Funds		1,893,498	86,621,764	(82,824,494)	—	—		—	1,916		5,690,768

TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $719,420,278)	100.12%	$576,825,722	$238,003,219	$(293,695,025)	$218,592,415	$(4,260,249	)(c)	$14,564,545 (d)	$18,292,147		$746,579,673

OTHER ASSETS LESS LIABILITIES	(0.12)%										(907,723)

NET ASSETS	100.00%										$745,671,950

Investment Abbreviations:

ETF – Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The Fund invests in Institutional Class shares of the mutual funds listed. The Fund invests in the Fund shares of the exchange-traded fund.
(b)	Non-income producing security.
(c)	Includes $24,912,434 of unrealized appreciation from the acquisition of Invesco Van Kampen Asset Allocation Moderate Fund.
(d)	Includes $920,395, $587,071, $113,210, $499,147, $122,189, $437,004 and $771,938 of capital gains from Invesco Balanced-Risk Allocation Fund, Invesco Diversified Dividend Fund, Invesco Endeavor Fund, Invesco Van Kampen American Franchise Fund, Invesco Core Plus Bond Fund, Invesco Emerging Market Local Currency Debt Fund and Invesco Developing Markets Fund, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        Invesco Allocation Funds

Statement of Assets and Liabilities

December 31, 2011

	Invesco	Invesco	Invesco
	Conservative	Growth	Moderate
	Allocation Fund	Allocation Fund	Allocation Fund

Assets:
Investments in affiliated underlying funds, at value	$304,823,986	$847,543,324	$746,579,673

Receivable for:
Fund shares sold	523,410	651,471	511,941

Dividends — affiliated underlying funds	—	242	207

Investment for trustee deferred compensation and retirement plans	31,324	38,228	25,755

Other assets	22,060	22,316	20,658

Total assets	305,400,780	848,255,581	747,138,234

Liabilities:
Payable for:
Fund shares reacquired	514,241	993,145	713,751

Accrued fees to affiliates	342,772	748,029	555,071

Accrued operating expenses	32,191	55,017	106,697

Trustee deferred compensation and retirement plans	53,112	117,469	90,765

Total liabilities	942,316	1,913,660	1,466,284

Net assets applicable to shares outstanding	$304,458,464	$846,341,921	$745,671,950

Net assets consist of:
Shares of beneficial interest	$323,965,612	$1,053,235,842	$819,583,776

Undistributed net investment income	2,510,769	5,549,613	10,605,439

Undistributed net realized gain (loss)	(34,125,902)	(235,716,219)	(111,676,660)

Unrealized appreciation	12,107,985	23,272,685	27,159,395

	$304,458,464	$846,341,921	$745,671,950

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24        Invesco Allocation Funds

Statement of Assets and Liabilities—(continued)

December 31, 2011

	Invesco	Invesco	Invesco
	Conservative	Growth	Moderate
	Allocation Fund	Allocation Fund	Allocation Fund

Net Assets:
Class A	$201,299,165	$556,456,016	$481,482,680

Class B	$34,831,528	$110,133,336	$93,053,318

Class C	$56,321,847	$124,788,571	$115,039,917

Class R	$8,196,645	$21,916,763	$17,905,889

Class S	$2,559,671	$30,420,038	$35,228,694

Class Y	$1,172,812	$2,584,577	$1,851,317

Institutional Class	$76,796	$42,620	$1,110,135

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	20,229,637	51,838,170	46,349,571

Class B	3,529,523	10,352,223	8,990,047

Class C	5,696,316	11,728,175	11,120,653

Class R	825,444	2,046,057	1,725,307

Class S	257,072	2,836,083	3,394,033

Class Y	118,140	241,162	178,194

Institutional Class	7,692	3,954	106,556

Class A:
Net asset value per share	$9.95	$10.73	$10.39

Maximum offering price per share
(Net asset value of divided by 94.50%)	$10.53	$11.35	$10.99

Class B:
Net asset value and offering price per share	$9.87	$10.64	$10.35

Class C:
Net asset value and offering price per share	$9.89	$10.64	$10.34

Class R:
Net asset value and offering price per share	$9.93	$10.71	$10.38

Class S:
Net asset value and offering price per share	$9.96	$10.73	$10.38

Class Y:
Net asset value and offering price per share	$9.93	$10.72	$10.39

Institutional Class:
Net asset value and offering price per share	$9.98	$10.78	$10.42

Cost of investments in affiliated underlying funds	$292,716,001	$824,270,639	$719,420,278

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25        Invesco Allocation Funds

Statement of Operations

For the year ended December 31, 2011

	Invesco	Invesco	Invesco
	Conservative	Growth	Moderate
	Allocation Fund	Allocation Fund	Allocation Fund

Investment income:
Dividends from affiliated underlying funds	$7,573,047	$14,014,995	$18,292,147

Other income	807	957	691

Total investment income	7,573,854	14,015,952	18,292,838

Expenses:
Administrative services fees	50,000	222,903	217,348

Custodian fees	7,543	8,332	11,171

Distribution fees:
Class A	338,149	1,127,506	1,059,958

Class B	247,267	969,315	900,110

Class C	390,166	1,072,144	1,120,963

Class R	31,140	95,232	97,930

Class S	2,240	47,846	53,769

Transfer agent fees — A, B, C, R, S and Y	356,936	1,801,568	1,217,699

Transfer agent fees — Institutional	58	47	252

Trustees’ and officers’ fees and benefits	27,204	50,045	48,012

Other	147,376	229,102	253,478

Total expenses	1,598,079	5,624,040	4,980,690

Less: Expenses reimbursed and expense offset arrangement(s)	(299,316)	(1,278,517)	(927,070)

Net expenses	1,298,763	4,345,523	4,053,620

Net investment income	6,275,091	9,670,429	14,239,218

Realized and unrealized gain (loss) from:
Net realized gain on sales of affiliated fund shares	1,206,784	12,617,385	11,113,591

Net realized gain from distributions of affiliated underlying fund shares	1,147,933	4,425,462	3,450,954

Net realized gain from affiliated underlying fund shares	2,354,717	17,042,847	14,564,545

Change in net unrealized appreciation (depreciation) of affiliated underlying fund shares	(6,149,232)	(54,918,979)	(29,172,683)

Net increase (decrease) in net assets resulting from operations	$2,480,576	$(28,205,703)	$(368,920)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26        Invesco Allocation Funds

Statement of Changes in Net Assets

For the years ended December 31, 2011 and 2010

	Invesco Conservative		Invesco Growth		Invesco Moderate
	Allocation Fund		Allocation Fund		Allocation Fund
	2011	2010	2011	2010	2011	2010

Operations:
Net investment income	$6,275,091	$1,965,067	$9,670,429	$6,514,724	$14,239,218	$14,357,737

Net realized gain (loss)	2,354,717	(2,074,749)	17,042,847	(56,157,760)	14,564,545	(51,989,985)

Change in net unrealized appreciation (depreciation)	(6,149,232)	6,292,483	(54,918,979)	103,521,756	(29,172,683)	99,127,777

Net increase (decrease) in net assets resulting from operations	2,480,576	6,182,801	(28,205,703)	53,878,720	(368,920)	61,495,529

Distributions to shareholders from net investment income:
Class A	(3,949,970)	(1,279,623)	(8,164,889)	(5,275,993)	(8,716,847)	(8,788,740)

Class B	(528,279)	(190,356)	(592,500)	(862,345)	(1,196,956)	(1,547,723)

Class C	(863,491)	(291,801)	(666,849)	(908,248)	(1,628,311)	(2,012,241)

Class R	(180,559)	(79,491)	(291,565)	(238,855)	(416,441)	(511,429)

Class S	(38,574)	—	(773,390)	(629,175)	(857,582)	(949,162)

Class Y	(23,544)	(1,225)	(45,849)	(26,785)	(37,130)	(31,428)

Institutional Class	(1,930)	(941)	(2,518)	(2,352)	(26,850)	(29,185)

Total distributions from net investment income	(5,586,347)	(1,843,437)	(10,537,560)	(7,943,753)	(12,880,117)	(13,869,908)

Share transactions–net:
Class A	156,273,954	3,111,725	296,919,058	(11,265,575)	156,492,890	(6,306,777)

Class B	26,232,202	(664,433)	45,628,236	(10,992,370)	15,676,330	(13,428,446)

Class C	42,466,775	(1,140,669)	56,467,542	(5,527,144)	12,730,289	(4,342,942)

Class R	5,009,412	487,601	8,051,908	348,641	(3,488,100)	1,023,463

Class S	2,593,994	—	(802,298)	13,279,863	843,959	14,074,960

Class Y	1,148,631	(31,466)	1,436,360	(216,666)	798,323	(128,591)

Institutional Class	45,736	611	(70,694)	497	59,937	1,000,101

Net increase (decrease) in net assets resulting from share transactions	233,770,704	1,763,369	407,630,112	(14,372,754)	183,113,628	(8,108,232)

Net increase in net assets	230,664,933	6,102,733	368,886,849	31,562,213	169,864,591	39,517,389

Net assets:
Beginning of year	73,793,531	67,690,798	477,455,072	445,892,859	575,807,359	536,289,970

End of year*	$304,458,464	$73,793,531	$846,341,921	$477,455,072	$745,671,950	$575,807,359

* Includes accumulated undistributed net investment income	$2,510,769	$1,547,402	$5,549,613	$6,455,438	$10,605,439	$8,787,774

Notes to Financial Statements

December 31, 2011

NOTE 1—Significant Accounting Policies

AIM Growth Series (Invesco Growth Series) (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of sixteen separate series portfolios (each constituting a “Fund”), each authorized to issue an unlimited number of shares of beneficial interest. The Funds covered in this report are Invesco Conservative Allocation Fund (formerly Invesco Moderately Conservative Allocation Fund), Invesco Growth Allocation and Invesco Moderate Allocation Fund (collectively, the “Funds”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The investment objectives: to provide total return consistent with a lower level of risk relative to the broad stock market for Invesco Conservative Allocation Fund, to provide long-term growth of capital consistent with a higher level of risk relative to the broad stock market for Invesco Growth Allocation Fund, and to provide total return consistent with a moderate level of risk relative to the broad stock market for Invesco Moderate Allocation Fund.
  Each Fund is a “fund of funds,” in that it invests in mutual funds advised by Invesco Advisers, Inc. (“Invesco”) or exchange traded funds advised by Invesco Powershares Capital Management LLC (“PowerShares Capital”), an affiliate of Invesco. Invesco and PowerShares Capital are affiliates of each other as they are

27        Invesco Allocation Funds

indirect wholly-owned subsidiaries of Invesco Ltd. Invesco may change each Fund’s asset class allocations, the underlying funds or target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are available upon request.
  Each Fund currently consists of at least seven different classes of shares: Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class S, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

A.	Security Valuations — Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end of day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of underlying funds affiliated with the funds as a result of having the same investment advisor are set forth below.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

28        Invesco Allocation Funds

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. Interest income is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Funds may elect to treat a portion of the proceeds from redemptions as distributions for federal tax purposes.
D.	Federal Income Taxes — The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Funds’ taxable earnings to shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
Each Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, each Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
E.	Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Funds and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds.
Fees provided for under the Rule 12b-1 plan of a particular class of each Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts, including each Funds’ servicing agreements, that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Funds do not pay an advisory fee. However, each Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Invesco has contractually agreed, through June 30, 2012, to reimburse expenses to the extent necessary to limit total annual operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares for each Fund as shown in the following table:

							Institutional
	Class A	Class B	Class C	Class R	Class S	Class Y	Class

Invesco Conservative Allocation Fund	0.39%	1.14%	1.14%	0.64%	0.29%	0.14%	0.14%

Invesco Growth Allocation Fund	0.37%	1.12%	1.12%	0.62%	0.27%	0.12%	0.12%

Invesco Moderate Allocation Fund	0.37%	1.12%	1.12%	0.62%	0.27%	0.12%	0.12%

  Prior to June 6, 2011, Invesco had contractually agreed to reimburse expenses of Invesco Growth Allocation Fund to the extent necessary to limit total operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares to 0.46%, 1.21%, 1.21%, 0.71%, 0.36%, 0.21% and 0.21%, respectively.
  In determining Invesco’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an

29        Invesco Allocation Funds

expense offset arrangement. Acquired Fund Fees and Expenses are not fees and expenses incurred by the Funds directly but are fees and expenses, including management fees, of the investment companies in which the Funds invest. As a result, total annual fund operating expenses may exceed the expense limits above. You incur these expenses indirectly through the valuation of each Fund’s investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total return of the Funds. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  For the year ended December 31, 2011, Invesco reimbursed the following expenses:

	Fund							Inst.
	Level	Class A	Class B	Class C	Class R	Class S	Class Y	Class

Invesco Conservative Allocation Fund	$323	$194,450	$35,547	$56,091	$8,953	$2,075	$1,111	$43

Invesco Growth Allocation Fund	2,232	810,061	174,102	192,572	34,210	57,291	3,768	—

Invesco Moderate Allocation Fund	1,637	572,618	121,566	151,394	26,452	48,413	2,100	—

  The Trust has entered into a master administrative services agreement with Invesco pursuant to which each Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to such Fund. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which each Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to each Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Class S shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.15% of the average daily net assets of Class S shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2011, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Funds. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Funds. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2011, IDI advised the Funds that IDI retained the following in front-end sales commissions from the sale of Class A shares and received the following in CDCS imposed on redemptions by shareholders:

	Front End	Contingent Deferred
	Sales Charges	Sales Charges
	Class A	Class A	Class B	Class C

Invesco Conservative Allocation Fund	$55,123	$0	$55,253	$2,605

Invesco Growth Allocation Fund	184,285	68	177,553	11,497

Invesco Moderate Allocation Fund	145,133	127	132,541	9,031

  The underlying funds pay no distribution fees and the Fund’s pays no sales loads or other similar compensation to IDI for acquiring underlying fund shares.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

30        Invesco Allocation Funds

  The following is a summary of the tiered valuation input levels, as of December 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
  During the year ended December 31, 2011, there were no significant transfers between investment levels.

Equity Securities
Fund Name	Level 1	Level 2	Level 3	Total

Invesco Conservative Allocation Fund	$304,823,986	$—	$—	$304,823,986

Invesco Growth Allocation Fund	847,543,324	—	—	847,543,324

Invesco Moderate Allocation Fund	746,579,673	—	—	746,579,673

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2011, the Funds received credits from this arrangement, which resulted in the reduction of the Funds’ total expenses of:

Transfer Agent Credits

Invesco Conservative Allocation Fund	$723

Invesco Growth Allocation Fund	4,281

Invesco Moderate Allocation Fund	2,890

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by each Fund to pay remuneration to certain Trustees and Officers of such Fund. Trustees have the option to defer compensation payable by the Funds, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by each Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Funds may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by each Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Funds.
  During the year ended December 31, 2011, the Funds in aggregate paid legal fees of $4,829 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees as shown below. A partner of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Funds are permitted to temporarily carry a negative or overdrawn balance in their account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2011 and 2010:

	2011	2010
	Ordinary Income	Ordinary Income

Invesco Conservative Allocation Fund	$5,586,347	$1,843,437

Invesco Growth Allocation Fund	10,537,560	7,943,753

Invesco Moderate Allocation Fund	12,880,117	13,869,908

Tax Components of Net Assets at Period-End:

	Undistributed	Net Unrealized	Temporary		Post-	Shares of
	Ordinary	Appreciation—	Book/Tax	Capital Loss	October	Beneficial	Total Net
	Income	Investments	Differences	Carryforward	Deferrals	Interest	Assets

Invesco Conservative Allocation Fund	$2,562,881	$3,942,799	$(52,112)	$(25,667,961)	$(292,755)	$323,965,612	$304,458,464

Invesco Growth Allocation Fund	5,665,861	10,268,044	(116,248)	(222,711,578)	—	1,053,235,842	846,341,921

Invesco Moderate Allocation Fund	10,695,381	16,021,988	(89,942)	(100,488,355)	(50,898)	819,583,776	745,671,950

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds net unrealized appreciation differences are attributable primarily to wash sales.

31        Invesco Allocation Funds

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Funds temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Funds are limited to utilizing capital loss carryforward in the fiscal year ending December 31, 2012. The Funds capital loss carryforward limitations and amounts utilized in the current period to offset net realized capital gain for federal income tax purposes as follows:

	Capital Loss
	Carryforward	Capital Loss
	Subject to Annual	Carryforward
	Limitation	Utilized

Invesco Conservative Allocation Fund	$15,133,421	$1,138,900

Invesco Growth Allocation Fund	53,345,065	17,727,001

Invesco Moderate Allocation Fund	100,488,355	8,423,663

  The Funds have a capital loss carryforward as of December 31, 2011 which expires as follows:

	Invesco Conservative Allocation Fund			Invesco Growth Allocation Fund			Invesco Moderate Allocation Fund
Expiration*	Short-Term	Long-Term	Total	Short-Term	Long-Term	Total	Short-Term	Long-Term	Total

December 31, 2015	$395,092	$—	$395,092	$11,578,693	$—	$11,578,693	$—	$—	$—

December 31, 2016	8,081,822	—	8,081,822	41,120,988	—	41,120,988	12,167,287	—	12,167,287

December 31, 2017	7,575,122	—	7,575,122	102,584,789	—	102,584,789	36,934,284	—	36,934,284

December 31, 2018	9,084,099	—	9,084,099	67,427,108	—	67,427,108	51,386,784	—	51,386,784

Not subject to expiration	—	531,826	531,826	—	—	—	—	—	—

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

  To the extent that unrealized gains as of June 6, 2011, the date of reorganization of Invesco Conservative Allocation Fund and Invesco Van Kampen Asset Allocation Conservative Fund into Invesco Conservative Allocation Fund (formerly Invesco Moderately Conservative Allocation Fund); Invesco Moderate Growth Allocation Fund and Invesco Van Kampen Asset Allocation Growth Fund into Invesco Growth Allocation Fund; Invesco Van Kampen Asset Allocation Moderate Fund into Invesco Moderate Allocation Fund and realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities purchased and sold by each Fund and aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes are as follows:

	For the year ended December 31,		At December 31, 2011
	2011*		Federal	Unrealized	Unrealized	Net Unrealized
	Purchases	Sales	Tax Cost**	Appreciation	(Depreciation)	Appreciation

Invesco Conservative Allocation Fund	$64,118,645	$23,883,920	$300,881,187	$6,932,172	$(2,989,373)	$3,942,799

Invesco Growth Allocation Fund	188,013,256	138,504,366	837,275,280	39,415,957	(29,147,913)	10,268,044

Invesco Moderate Allocation Fund	151,381,455	149,423,923	730,557,685	33,087,788	(17,065,800)	16,021,988

*	Excludes U.S. Treasury obligations and money market funds, if any.
**	Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

32        Invesco Allocation Funds

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of capital gain distributions, on December 31, 2011.

	Undistributed Net	Undistributed Net
	Investment Income	Realized Gain (Loss)

Invesco Conservative Allocation Fund	$298,985	$(298,985)

Invesco Moderate Allocation Fund	463,554	(463,554)

Further, as a result of tax deferrals acquired in the reorganization of Target Funds into the Acquiring Fund.

		Undistributed	Undistributed	Shares of
		Net Investment	Net Realized	Beneficial
Target Funds	Acquiring Fund	Income	Gain (Loss)	Interest

Invesco Conservative Allocation Fund and Invesco Van Kampen Asset allocation Conservative Fund	Invesco Conservative Allocation Fund (formerly Invesco Moderately Conservative Allocation Fund)	$(24,362)	$(17,085,511)	$17,109,873

Invesco Moderate Growth Allocation Fund and Invesco Van Kampen Asset Allocation Growth Fund	Invesco Growth Allocation Fund	(38,694)	(123,290,809)	123,329,503

Invesco Van Kampen Asset Allocation Moderate Fund	Invesco Moderate Allocation Fund	(4,990)	(13,413,704)	13,418,694

These reclassifications had no effect on the net assets of each fund.

33        Invesco Allocation Funds

NOTE 10—Share Information

Invesco Conservative Allocation Fund

	Summary of Share Activity

	Years ended December 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Class A	2,842,578	$28,227,636	1,078,643	$10,422,782

Class B	293,861	2,934,017	268,632	2,561,611

Class C	980,179	9,773,192	325,450	3,103,006

Class R	221,162	2,202,445	103,714	999,185

Class S(b)	13,999	138,407	—	—

Class Y	19,778	196,924	769	7,440

Issued as reinvestment of dividends:
Class A	379,837	3,740,611	123,430	1,209,614

Class B	51,237	501,320	18,671	182,046

Class C	84,243	825,598	28,532	278,766

Class R	18,221	179,393	8,031	78,627

Class S	3,924	38,574	—	—

Class Y	2,288	22,492	89	874

Institutional Class	36	357	62	611

Issued in connection with acquisitions:(c)
Class A	15,693,414	158,362,801	—	—

Class B	3,063,252	30,634,616	—	—

Class C	4,310,753	43,190,035	—	—

Class R	483,740	4,871,247	—	—

Class S	273,335	2,759,080	—	—

Class Y	108,312	1,091,637	—	—

Institutional Class	4,482	45,379	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	323,362	3,218,391	102,329	985,802

Class B	(326,569)	(3,218,391)	(103,223)	(985,802)

Reacquired:
Class A	(3,734,223)	(37,275,485)	(979,368)	(9,506,473)

Class B	(466,665)	(4,619,360)	(251,532)	(2,422,288)

Class C	(1,142,515)	(11,322,050)	(470,877)	(4,522,441)

Class R	(224,326)	(2,243,673)	(61,427)	(590,211)

Class S	(34,186)	(342,067)	—	—

Class Y	(16,380)	(162,422)	(4,166)	(39,780)

Net increase in share activity	23,227,129	$233,770,704	187,759	$1,763,369

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 27% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of June 3, 2011.
(c)	As of the opening of business on June 6, 2011, the Fund acquired all the net assets of Invesco Conservative Allocation Fund and Invesco Van Kampen Asset Allocation Conservative Fund (the “Target Funds”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Funds, respectively, on April 1, 2011. The acquisition was accomplished by a tax-free exchange of 23,937,288 shares of the Fund for 12,402,187 and 11,504,197 shares outstanding of the Target Funds, respectively, as of the close of business on June 3, 2011. Each class of the Target Funds were exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Funds to the net asset value of the Fund on the close of business, June 3, 2011. The Target Funds’ net assets at that date of $122,348,797, including $7,190,686 of unrealized appreciation and $118,605,998, including $8,304,310 of unrealized appreciation, respectively, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $76,970,136. The net assets immediately after the acquisition were $317,924,931.
The pro forma results of operations for the year ended December 31, 2011 assuming the reorganization had been completed on January 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income	$8,687,847

Net realized/unrealized gains	2,290,649

Change in net assets resulting from operations	$10,978,496

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Fund’s Statement of Operations since June 6, 2011.

34        Invesco Allocation Funds

NOTE 10—Share Information—(continued)

Invesco Growth Allocation Fund

	Summary of Share Activity

	Years ended December 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Class A	5,058,931	$55,125,806	3,441,616	$35,404,485

Class B	247,038	2,949,156	714,311	7,165,109

Class C	1,362,854	15,177,107	1,205,523	12,208,607

Class R	426,363	4,685,929	330,885	3,384,954

Class S	349,743	3,892,607	1,490,893	15,047,613

Class Y	32,046	349,648	21,404	223,878

Institutional Class	—	—	9	95

Issued as reinvestment of dividends:
Class A	733,010	7,989,669	474,700	5,164,730

Class B	52,064	579,341	78,520	841,736

Class C	58,294	648,661	82,321	882,452

Class R	26,572	291,560	22,008	238,616

Class S	70,167	773,073	57,835	629,175

Class Y	4,111	44,659	2,435	26,490

Institutional Class	190	2,143	197	2,157

Issued in connection with acquisitions:(b)
Class A	29,215,586	331,306,545	—	—

Class B	6,166,274	69,168,046	—	—

Class C	6,307,493	70,764,522	—	—

Class R	731,849	8,278,649	—	—

Class Y	153,598	1,740,211	—	—

Institutional Class	1,325	15,103	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	789,522	8,697,642	653,072	6,677,568

Class B	(800,021)	(8,697,642)	(664,698)	(6,677,568)

Reacquired:
Class A	(9,656,208)	(106,200,604)	(5,716,067)	(58,512,358)

Class B	(1,693,528)	(18,370,665)	(1,227,000)	(12,321,647)

Class C	(2,780,105)	(30,122,748)	(1,842,883)	(18,618,203)

Class R	(474,351)	(5,204,230)	(322,702)	(3,274,929)

Class S	(494,552)	(5,467,978)	(230,772)	(2,396,925)

Class Y	(63,701)	(698,158)	(47,065)	(467,034)

Institutional Class	(7,555)	(87,940)	(158)	(1,755)

Net increase (decrease) in share activity	35,817,009	$407,630,112	(1,475,616)	$(14,372,754)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 8% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b)	As of the opening of business on June 6, 2011, the Fund acquired all the net assets of Invesco Moderate Growth Allocation Fund and Invesco Van Kampen Asset Allocation Growth Fund (the “Target Funds”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Funds, respectively, on April 1, 2011. The acquisition was accomplished by a tax-free exchange of 42,576,125 shares of the Fund for 27,865,526 and 16,606,461 shares outstanding of the Target Funds, respectively, as of the close of business on June 3, 2011. Each class of the Target Funds were exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Funds to the net asset value of the Fund at the close of business on June 3, 2011. The Target Funds’ net assets at that date of $303,431,404, including $27,415,367 of unrealized appreciation and $177,841,672, including $24,150,979 of unrealized appreciation, respectively, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $476,394,521. The net assets immediately after the acquisition were $957,667,597.
The pro forma results of operations for the year ended December 31, 2011 assuming the reorganization had been completed on January 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income	$10,016,112

Net realized/unrealized gains (losses)	(20,195,677)

Change in net assets resulting from operations	$(10,179,565)

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Fund’s Statement of Operations since June 6, 2011.

35        Invesco Allocation Funds

NOTE 10—Share Information—(continued)

Invesco Moderate Allocation Fund

	Summary of Share Activity

	Years ended December 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Class A	5,261,451	$55,308,292	4,410,898	$43,978,342

Class B	505,266	5,353,606	881,385	8,697,799

Class C	1,492,000	15,627,390	1,795,179	17,789,286

Class R	447,188	4,693,422	626,813	6,218,560

Class S	418,454	4,429,517	1,647,612	16,154,155

Class Y	57,482	605,983	25,056	256,176

Institutional Class	49,937	513,629	123,376	1,234,072

Issued as reinvestment of dividends:
Class A	804,669	8,400,853	820,603	8,468,579

Class B	109,777	1,158,448	145,164	1,493,697

Class C	148,973	1,572,150	189,323	1,946,244

Class R	38,766	407,314	48,380	498,790

Class S	81,871	856,256	91,960	947,955

Class Y	2,609	27,260	2,501	25,798

Institutional Class	2,535	26,557	2,787	28,846

Issued in connection with acquisitions:(b)
Class A	16,832,386	180,773,828	—	—

Class B	3,338,667	35,632,035	—	—

Class C	2,338,455	24,925,814	—	—

Class Y	70,405	756,957	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	859,288	9,061,670	909,319	9,019,208

Class B	(865,188)	(9,061,670)	(915,206)	(9,019,208)

Reacquired:
Class A	(9,229,493)	(97,051,753)	(6,806,163)	(67,772,906)

Class B	(1,665,014)	(17,406,089)	(1,479,046)	(14,600,734)

Class C	(2,809,346)	(29,395,065)	(2,440,247)	(24,078,472)

Class R	(823,690)	(8,588,836)	(575,531)	(5,693,887)

Class S	(418,638)	(4,441,814)	(299,309)	(3,027,150)

Class Y	(55,647)	(591,877)	(41,749)	(410,565)

Institutional Class	(46,682)	(480,249)	(26,488)	(262,817)

Net increase (decrease) in share activity	16,946,481	$183,113,628	(863,383)	$(8,108,232)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 20% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on June 6, 2011, the Fund acquired all the net assets of Invesco Van Kampen Asset Allocation Moderate Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Fund on April 1, 2011. The acquisition was accomplished by a tax-free exchange of 22,579,913 shares of the Fund for 22,958,488 shares outstanding of the Target Fund as of the close of business on June 3, 2011. Each class of the Target Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Fund to the net asset value of the Fund at the close of business on June 3, 2011. The Target Fund’s net assets at that date of $242,088,634, including $24,912,434 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $573,476,672. The net assets immediately after the acquisition were $815,565,306.
The pro forma results of operations for the year ended December 31, 2011 assuming the reorganization had been completed on January 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income	$15,769,020

Net realized/unrealized gains (losses)	(6,703,618)

Change in net assets resulting from operations	$9,065,402

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Fund’s Statement of Operations since June 6, 2011.

36        Invesco Allocation Funds

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of each Fund outstanding throughout the periods indicated.

Invesco Conservative Allocation Fund

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average net		to average net		Ratio of net
	Net asset		on securities		Dividends	Distributions					assets with		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense		and/or expense		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period	return(b)	(000s omitted)	reimbursements(c)		reimbursements		net assets		turnover(d)

Class A
Year ended 12/31/11	$9.94	$0.33	$0.04	$0.37	$(0.36)	$—	$(0.36)	$9.95	3.77%	$201,299	0.39	%(e)	0.53	%(e)	3.26	%(e)	27%
Year ended 12/31/10	9.35	0.29	0.58	0.87	(0.28)	—	(0.28)	9.94	9.33	46,954	0.39		0.73		3.04		70
Year ended 12/31/09	8.35	0.32	1.12	1.44	(0.44)	—	(0.44)	9.35	17.28	41,152	0.39		0.71		3.66		26
Year ended 12/31/08	11.24	0.46	(2.84)	(2.38)	(0.40)	(0.11)	(0.51)	8.35	(21.20)	58,819	0.39		0.63		4.45		28
Year ended 12/31/07	11.09	0.48	0.21	0.69	(0.35)	(0.19)	(0.54)	11.24	6.23	83,101	0.39		0.67		4.12		8

Class B
Year ended 12/31/11	9.88	0.25	0.05	0.30	(0.31)	—	(0.31)	9.87	3.06	34,832	1.14	(e)	1.28	(e)	2.51	(e)	27
Year ended 12/31/10	9.30	0.22	0.56	0.78	(0.20)	—	(0.20)	9.88	8.45	9,032	1.14		1.48		2.29		70
Year ended 12/31/09	8.31	0.26	1.11	1.37	(0.38)	—	(0.38)	9.30	16.46	9,129	1.14		1.46		2.91		26
Year ended 12/31/08	11.16	0.38	(2.80)	(2.42)	(0.32)	(0.11)	(0.43)	8.31	(21.69)	8,897	1.14		1.38		3.70		28
Year ended 12/31/07	11.03	0.39	0.21	0.60	(0.28)	(0.19)	(0.47)	11.16	5.40	11,156	1.14		1.42		3.37		8

Class C
Year ended 12/31/11	9.90	0.25	0.05	0.30	(0.31)	—	(0.31)	9.89	3.05	56,322	1.14	(e)	1.28	(e)	2.51	(e)	27
Year ended 12/31/10	9.32	0.22	0.56	0.78	(0.20)	—	(0.20)	9.90	8.43	14,494	1.14		1.48		2.29		70
Year ended 12/31/09	8.33	0.26	1.11	1.37	(0.38)	—	(0.38)	9.32	16.42	14,731	1.14		1.46		2.91		26
Year ended 12/31/08	11.17	0.37	(2.78)	(2.41)	(0.32)	(0.11)	(0.43)	8.33	(21.57)	13,118	1.14		1.38		3.70		28
Year ended 12/31/07	11.03	0.39	0.22	0.61	(0.28)	(0.19)	(0.47)	11.17	5.49	14,454	1.14		1.42		3.37		8

Class R
Year ended 12/31/11	9.92	0.30	0.05	0.35	(0.34)	—	(0.34)	9.93	3.60	8,197	0.64	(e)	0.78	(e)	3.01	(e)	27
Year ended 12/31/10	9.34	0.27	0.56	0.83	(0.25)	—	(0.25)	9.92	8.96	3,241	0.64		0.98		2.79		70
Year ended 12/31/09	8.34	0.30	1.12	1.42	(0.42)	—	(0.42)	9.34	17.05	2,580	0.64		0.96		3.41		26
Year ended 12/31/08	11.21	0.42	(2.81)	(2.39)	(0.37)	(0.11)	(0.48)	8.34	(21.31)	1,552	0.64		0.88		4.20		28
Year ended 12/31/07	11.07	0.45	0.20	0.65	(0.32)	(0.19)	(0.51)	11.21	5.91	1,396	0.64		0.92		3.87		8

Class S
Year ended 12/31/11(f)	10.09	0.19	(0.17)	0.02	(0.15)	—	(0.15)	9.96	0.24	2,560	0.29	(e)(g)	0.43	(e)(g)	3.36	(e)(g)	27

Class Y
Year ended 12/31/11	9.92	0.35	0.04	0.39	(0.38)	—	(0.38)	9.93	3.94	1,173	0.14	(e)	0.28	(e)	3.51	(e)	27
Year ended 12/31/10	9.34	0.32	0.56	0.88	(0.30)	—	(0.30)	9.92	9.49	41	0.14		0.48		3.29		70
Year ended 12/31/09	8.35	0.35	1.11	1.46	(0.47)	—	(0.47)	9.34	17.54	70	0.14		0.46		3.91		26
Year ended 12/31/08(f)	9.59	0.10	(0.83)	(0.73)	(0.40)	(0.11)	(0.51)	8.35	(7.56)	31	0.14	(g)	0.42	(g)	4.70	(g)	28

Institutional Class
Year ended 12/31/11	9.96	0.35	0.05	0.40	(0.38)	—	(0.38)	9.98	4.03	77	0.14	(e)	0.21	(e)	3.51	(e)	27
Year ended 12/31/10	9.37	0.32	0.57	0.89	(0.30)	—	(0.30)	9.96	9.57	32	0.14		0.36		3.29		70
Year ended 12/31/09	8.38	0.35	1.11	1.46	(0.47)	—	(0.47)	9.37	17.48	29	0.14		0.32		3.91		26
Year ended 12/31/08	11.27	0.48	(2.83)	(2.35)	(0.43)	(0.11)	(0.54)	8.38	(20.88)	25	0.14		0.27		4.70		28
Year ended 12/31/07	11.11	0.50	0.22	0.72	(0.37)	(0.19)	(0.56)	11.27	6.51	31	0.14		0.27		4.37		8

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.64%, 0.64%, 0.67%, 0.69% and 0.70% for the years ended December 31, 2011, December 31, 2010, December 31, 2009, December 31, 2008 and December 31, 2007, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $226,619,088 and sold of $49,277,466 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Conservative Allocation Fund and Invesco Van Kampen Asset Allocation Conservative Fund into the Fund.
(e)	Ratios are based on average daily net assets (000’s omitted) of $135,259, $24,727, $39,017, $6,228, $1,493, $773 and $58 for Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of June 3, 2011 for Class S shares and October 3, 2008 for Class Y shares.
(g)	Annualized.

37        Invesco Allocation Funds

NOTE 11—Financial Highlights—(continued)

Invesco Growth Allocation Fund

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average net		to average net		Ratio of net
	Net asset		on securities		Dividends	Distributions					assets with		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense		and/or expense		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period	return(b)	(000s omitted)	reimbursements(c)		reimbursements		net assets		turnover(d)

Class A
Year ended 12/31/11	$11.10	$0.17	$(0.29)	$(0.12)	$(0.25)	$—	$(0.25)	$10.73	(1.13)%	$556,456	0.40	%(e)	0.58	%(e)	1.58	%(e)	28%
Year ended 12/31/10	10.02	0.17	1.12	1.29	(0.21)	—	(0.21)	11.10	12.91	285,192	0.46		0.61		1.69		73
Year ended 12/31/09	7.76	0.18	2.24	2.42	(0.16)	—	(0.16)	10.02	31.22	269,062	0.46		0.68		2.13		28
Year ended 12/31/08	14.21	0.14	(5.91)	(5.77)	(0.01)	(0.67)	(0.68)	7.76	(40.62)	258,136	0.46		0.59		1.16		16
Year ended 12/31/07	13.73	0.22	0.83	1.05	(0.19)	(0.38)	(0.57)	14.21	7.75	486,834	0.47		0.56		1.53		5

Class B
Year ended 12/31/11	10.93	0.09	(0.28)	(0.19)	(0.10)	—	(0.10)	10.64	(1.79)	110,133	1.15	(e))	1.33	(e)	0.83	(e)	28
Year ended 12/31/10	9.88	0.10	1.09	1.19	(0.14)	—	(0.14)	10.93	12.02	69,723	1.21		1.36		0.94		73
Year ended 12/31/09	7.64	0.12	2.19	2.31	(0.07)	—	(0.07)	9.88	30.20	73,887	1.21		1.43		1.38		28
Year ended 12/31/08	14.10	0.05	(5.83)	(5.78)	(0.01)	(0.67)	(0.68)	7.64	(41.00)	65,395	1.21		1.34		0.41		16
Year ended 12/31/07	13.64	0.11	0.82	0.93	(0.09)	(0.38)	(0.47)	14.10	6.89	129,577	1.22		1.31		0.78		5

Class C
Year ended 12/31/11	10.93	0.09	(0.28)	(0.19)	(0.10)	—	(0.10)	10.64	(1.79)	124,789	1.15	(e)	1.33	(e)	0.83	(e)	28
Year ended 12/31/10	9.88	0.10	1.09	1.19	(0.14)	—	(0.14)	10.93	12.02	74,096	1.21		1.36		0.94		73
Year ended 12/31/09	7.64	0.12	2.19	2.31	(0.07)	—	(0.07)	9.88	30.20	72,462	1.21		1.43		1.38		28
Year ended 12/31/08	14.10	0.05	(5.83)	(5.78)	(0.01)	(0.67)	(0.68)	7.64	(41.00)	59,190	1.21		1.34		0.41		16
Year ended 12/31/07	13.63	0.11	0.83	0.94	(0.09)	(0.38)	(0.47)	14.10	6.97	102,941	1.22		1.31		0.78		5

Class R
Year ended 12/31/11	11.05	0.15	(0.29)	(0.14)	(0.20)	—	(0.20)	10.71	(1.32)	21,917	0.65	(e)	0.83	(e)	1.33	(e)	28
Year ended 12/31/10	9.98	0.15	1.11	1.26	(0.19)	—	(0.19)	11.05	12.61	14,761	0.71		0.86		1.44		73
Year ended 12/31/09	7.73	0.16	2.22	2.38	(0.13)	—	(0.13)	9.98	30.81	13,034	0.71		0.93		1.88		28
Year ended 12/31/08	14.18	0.11	(5.88)	(5.77)	(0.01)	(0.67)	(0.68)	7.73	(40.70)	8,386	0.71		0.84		0.91		16
Year ended 12/31/07	13.70	0.19	0.83	1.02	(0.16)	(0.38)	(0.54)	14.18	7.52	12,231	0.72		0.81		1.28		5

Class S
Year ended 12/31/11	11.10	0.19	(0.29)	(0.10)	(0.27)	—	(0.27)	10.73	(0.96)	30,420	0.30	(e)	0.48	(e)	1.68	(e)	28
Year ended 12/31/10	10.02	0.18	1.12	1.30	(0.22)	—	(0.22)	11.10	13.02	32,295	0.36		0.51		1.79		73
Year ended 12/31/09(f)	9.61	0.06	0.51	0.57	(0.16)	—	(0.16)	10.02	6.00	15,961	0.36	(g)	0.47	(g)	2.23	(g)	28

Class Y
Year ended 12/31/11	11.10	0.20	(0.28)	(0.08)	(0.30)	—	(0.30)	10.72	(0.79)	2,585	0.15	(e)	0.33	(e)	1.83	(e)	28
Year ended 12/31/10	10.02	0.20	1.12	1.32	(0.24)	—	(0.24)	11.10	13.17	1,278	0.21		0.36		1.94		73
Year ended 12/31/09	7.77	0.21	2.23	2.44	(0.19)	—	(0.19)	10.02	31.50	1,386	0.21		0.43		2.38		28
Year ended 12/31/08(f)	10.26	0.03	(1.84)	(1.81)	(0.01)	(0.67)	(0.68)	7.77	(17.65)	658	0.21	(g)	0.46	(g)	1.42	(g)	16

Institutional Class
Year ended 12/31/11	11.17	0.21	(0.29)	(0.08)	(0.31)	—	(0.31)	10.78	(0.78)	43	0.13	(e)	0.13	(e)	1.85	(e)	28
Year ended 12/31/10	10.08	0.21	1.12	1.33	(0.24)	—	(0.24)	11.17	13.24	112	0.13		0.13		2.02		73
Year ended 12/31/09	7.82	0.21	2.26	2.47	(0.21)	—	(0.21)	10.08	31.59	100	0.16		0.16		2.43		28
Year ended 12/31/08	14.25	0.18	(5.93)	(5.75)	(0.01)	(0.67)	(0.68)	7.82	(40.36)	63	0.12		0.12		1.50		16
Year ended 12/31/07	13.77	0.28	0.82	1.10	(0.24)	(0.38)	(0.62)	14.25	8.09	97	0.08		0.08		1.91		5

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.78%, 0.77%, 0.82%, 0.80% and 0.80% for the years ended December 31, 2011, December 31, 2010, December 31, 2009, December 31, 2008 and December 31, 2007, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $430,512,343 and sold of $117,636,196 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Moderate Growth Fund and Invesco Van Kampen Asset Allocation Growth Fund into the Fund.
(e)	Ratios are based on average daily net assets (000’s omitted) of $451,003, $96,932, $107,214, $19,046, $31,897, $2,098 and $85 for Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of September 25, 2009 for Class S shares and October 3, 2008 for Class Y shares.
(g)	Annualized.

38        Invesco Allocation Funds

NOTE 11—Financial Highlights—(continued)

Invesco Moderate Allocation Fund

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average net		to average net		Ratio of net
	Net asset		on securities		Dividends	Distributions					assets with		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense		and/or expense		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period	return(b)	(000s omitted)	reimbursements(c)		reimbursements		net assets		turnover(d)

Class A
Year ended 12/31/11	$10.50	$0.24	$(0.11)	$0.13	$(0.24)	$—	$(0.24)	$10.39	1.26%	$481,483	0.37	%(e)	0.51	%(e)	2.30	%(e)	26%
Year ended 12/31/10	9.63	0.29	0.86	1.15	(0.28)	—	(0.28)	10.50	12.03	334,067	0.37		0.52		2.87		69
Year ended 12/31/09	7.87	0.31	1.80	2.11	(0.35)	—	(0.35)	9.63	26.86	312,736	0.37		0.57		3.64		21
Year ended 12/31/08	12.35	0.40	(4.25)	(3.85)	(0.30)	(0.33)	(0.63)	7.87	(31.11)	294,668	0.37		0.52		3.76		13
Year ended 12/31/07	12.23	0.41	0.45	0.86	(0.37)	(0.37)	(0.74)	12.35	7.14	466,753	0.38		0.50		3.20		6

Class B
Year ended 12/31/11	10.46	0.16	(0.10)	0.06	(0.17)	—	(0.17)	10.35	0.52	93,053	1.12	(e)	1.26	(e)	1.55	(e)	26
Year ended 12/31/10	9.59	0.21	0.87	1.08	(0.21)	—	(0.21)	10.46	11.25	79,150	1.12		1.27		2.12		69
Year ended 12/31/09	7.85	0.25	1.77	2.02	(0.28)	—	(0.28)	9.59	25.80	85,714	1.12		1.32		2.89		21
Year ended 12/31/08	12.27	0.32	(4.20)	(3.88)	(0.21)	(0.33)	(0.54)	7.85	(31.57)	85,928	1.12		1.27		3.01		13
Year ended 12/31/07	12.17	0.31	0.44	0.75	(0.28)	(0.37)	(0.65)	12.27	6.24	155,059	1.13		1.25		2.45		6

Class C
Year ended 12/31/11	10.46	0.16	(0.11)	0.05	(0.17)	—	(0.17)	10.34	0.42	115,040	1.12	(e)	1.26	(e)	1.55	(e)	26
Year ended 12/31/10	9.59	0.21	0.87	1.08	(0.21)	—	(0.21)	10.46	11.26	104,060	1.12		1.27		2.12		69
Year ended 12/31/09	7.85	0.25	1.77	2.02	(0.28)	—	(0.28)	9.59	25.80	99,807	1.12		1.32		2.89		21
Year ended 12/31/08	12.27	0.32	(4.20)	(3.88)	(0.21)	(0.33)	(0.54)	7.85	(31.57)	88,392	1.12		1.27		3.01		13
Year ended 12/31/07	12.17	0.31	0.44	0.75	(0.28)	(0.37)	(0.65)	12.27	6.24	141,090	1.13		1.25		2.45		6

Class R
Year ended 12/31/11	10.49	0.22	(0.11)	0.11	(0.22)	—	(0.22)	10.38	1.01	17,906	0.62	(e)	0.76	(e)	2.05	(e)	26
Year ended 12/31/10	9.62	0.26	0.87	1.13	(0.26)	—	(0.26)	10.49	11.77	21,639	0.62		0.77		2.62		69
Year ended 12/31/09	7.87	0.29	1.79	2.08	(0.33)	—	(0.33)	9.62	26.44	18,886	0.62		0.82		3.39		21
Year ended 12/31/08	12.33	0.37	(4.23)	(3.86)	(0.27)	(0.33)	(0.60)	7.87	(31.24)	14,176	0.62		0.77		3.51		13
Year ended 12/31/07	12.21	0.38	0.45	0.83	(0.34)	(0.37)	(0.71)	12.33	6.90	19,332	0.63		0.75		2.95		6

Class S
Year ended 12/31/11	10.49	0.25	(0.11)	0.14	(0.25)	—	(0.25)	10.38	1.35	35,229	0.27	(e)	0.41	(e)	2.40	(e)	26
Year ended 12/31/10	9.62	0.30	0.86	1.16	(0.29)	—	(0.29)	10.49	12.15	34,746	0.27		0.42		2.97		69
Year ended 12/31/09(f)	9.48	0.10	0.39	0.49	(0.35)	—	(0.35)	9.62	5.23	18,006	0.27	(g)	0.40	(g)	3.74	(g)	21

Class Y
Year ended 12/31/11	10.50	0.27	(0.11)	0.16	(0.27)	—	(0.27)	10.39	1.49	1,851	0.12	(e)	0.26	(e)	2.55	(e)	26
Year ended 12/31/10	9.62	0.31	0.88	1.19	(0.31)	—	(0.31)	10.50	12.42	1,085	0.12		0.27		3.12		69
Year ended 12/31/09	7.87	0.34	1.78	2.12	(0.37)	—	(0.37)	9.62	27.02	1,131	0.12		0.32		3.89		21
Year ended 12/31/08(f)	9.77	0.08	(1.34)	(1.26)	(0.31)	(0.33)	(0.64)	7.87	(12.84)	680	0.12	(g)	0.33	(g)	4.01	(g)	13

Institutional Class
Year ended 12/31/11	10.53	0.27	(0.11)	0.16	(0.27)	—	(0.27)	10.42	1.50	1,110	0.10	(e)	0.10	(e)	2.57	(e)	26
Year ended 12/31/10	9.66	0.32	0.86	1.18	(0.31)	—	(0.31)	10.53	12.28	1,061	0.11		0.11		3.13		69
Year ended 12/31/09	7.89	0.34	1.80	2.14	(0.37)	—	(0.37)	9.66	27.21	11	0.13		0.19		3.88		21
Year ended 12/31/08	12.39	0.43	(4.27)	(3.84)	(0.33)	(0.33)	(0.66)	7.89	(30.92)	8	0.13		0.17		4.00		13
Year ended 12/31/07	12.26	0.45	0.46	0.91	(0.41)	(0.37)	(0.78)	12.39	7.49	12	0.09		0.09		3.49		6

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.72%, 0.71%, 0.72%, 0.75% and 0.76% for the years ended December 31, 2011, December 31, 2010, December 31, 2009, December 31, 2008 and December 31, 2007, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $218,592,415 and sold of $61,446,608 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen Asset Allocation Moderate Fund into the Fund.
(e)	Ratios are based on average daily net assets (000’s omitted) of $423,983, $90,011, $112,096, $19,586, $35,846, $1,555 and $1,042 for Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of September 25, 2009 for Class S and October 3, 2008 for Class Y shares.
(g)	Annualized.

39        Invesco Allocation Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)
and Shareholders of Invesco Growth Allocation Fund,
Invesco Moderate Allocation Fund,
Invesco Moderately Conservative Allocation Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Growth Allocation Fund, Invesco Moderate Allocation Fund and Invesco Conservative Allocation Fund (formerly Invesco Moderately Conservative Allocation Fund; three of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Funds”) at December 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 24, 2012
Houston, Texas

40        Invesco Allocation Funds

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011, through December 31, 2011.
  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

Invesco Conservative Allocation Fund

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
A	$1,000.00	$1,005.00	$1.97	$1,023.24	$1.99	0.39%

B	1,000.00	1,000.90	5.75	1,019.46	5.80	1.14

C	1,000.00	1,000.90	5.75	1,019.46	5.80	1.14

R	1,000.00	1,003.30	3.23	1,021.98	3.26	0.64

S	1,000.00	1,006.40	3.24	1,023.74	1.48	0.29

Y	1,000.00	1,005.70	0.71	1,024.50	0.71	0.14

Institutional	1,000.00	1,005.60	0.71	1,024.50	0.71	0.14

41        Invesco Allocation Funds

Invesco Growth Allocation Fund

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
A	$1,000.00	$950.00	$1.82	$1,023.34	$1.89	0.37%

B	1,000.00	947.70	5.50	1,019.56	5.70	1.12

C	1,000.00	946.80	5.50	1,019.56	5.70	1.12

R	1,000.00	949.60	3.05	1,022.08	3.16	0.62

S	1,000.00	951.70	1.33	1,023.84	1.38	0.27

Y	1,000.00	952.00	0.59	1,024.60	0.61	0.12

Institutional	1,000.00	952.40	0.61	1,024.59	0.63	0.12

Invesco Moderate Allocation Fund

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
A	$1,000.00	$975.70	$1.84	$1,023.34	$1.89	0.37%

B	1,000.00	972.10	5.57	1,019.56	5.70	1.12

C	1,000.00	972.00	5.57	1,019.56	5.70	1.12

R	1,000.00	975.10	3.09	1,022.08	3.16	0.62

S	1,000.00	976.60	1.35	1,023.84	1.38	0.27

Y	1,000.00	977.00	0.60	1,024.60	0.61	0.12

Institutional	1,000.00	977.30	0.50	1,024.70	0.51	0.10

[1]	The actual ending account value is based on the actual total return of the Funds for the period July 1, 2011, through December 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

42        Invesco Allocation Funds

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Funds designate the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2011:

Federal and State Income Tax

	Long Term Capital	Qualified Dividend	Corporate Dividends	U.S. Treasury
	Gain Distributions	Income*	Received Deduction*	Obligations*

Invesco Conservative Allocation Fund	$—	16.27%	6.15%	14.95%

Invesco Growth Allocation Fund	—	56.70%	20.71%	7.87%

Invesco Moderate Allocation Fund	—	22.00%	8.00%	13.31%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

43        Invesco Allocation Funds

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	140	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	140	ACE Limited (insurance company); and Investment Company Institute

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco Allocation Funds

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	1985	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	140	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	140	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

T-2        Invesco Allocation Funds

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).	N/A	N/A

		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3        Invesco Allocation Funds

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
Other Officers—(continued)

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Allocation Funds

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

AAS-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2011

Invesco Convertible Securities Fund
Nasdaq:
A: CNSAX ▪ B: CNSBX ▪ C: CNSCX ▪ Y: CNSDX ▪ Institutional: CNSIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
14	Financial Statements
16	Notes to Financial Statements
23	Financial Highlights
24	Auditor’s Report
25	Fund Expenses
26	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This annual report provides important information about your Fund, including its one-year and long-term performance. I encourage you to read this report to learn more about how your Fund is managed, what it invests in and why it performed as it did. Also, this report includes information about your Fund’s management team and a listing of investments held by your Fund at the close of the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012. As we saw in 2011, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     That’s why the start of a new year is always a good time to catch up with your financial adviser.
He or she can explain how your investments performed last year and over the longer term – keeping in mind that past performance cannot guarantee comparable future results. It’s important to remember that an investment’s long-term performance is more important than its performance over the short term. In evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation at the start of the new year, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw last year and may see again this year.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our fund managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
Financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our fund managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser should be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Convertible Securities Fund

Bruce Crockett
Dear Fellow Shareholders:
As always, the Invesco Funds Board of Trustees remains committed to putting your interests first. During 2011, we completed an unprecedented number of fund mergers, and I would like to thank investors for taking the time to vote their proxies and helping us effect the consolidations. This reworking of our funds ensures that the depth and breadth of our fund offerings and their cost to shareholders remains highly competitive. We also worked to manage costs throughout the year, and this remains a continuing focus of your Board. We will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Throughout 2011, we experienced volatile, challenging markets that presented significant opportunities and risks for investors.
     Early in the year, protests in the Middle East and Africa led to increases in oil and gas prices. This was followed by the disasters in Japan that led to supply chain disruptions across a number of industries. In Europe, sovereign debt concerns created uncertainty in global markets that remains unresolved. Here in the U.S., prolonged congressional debates over deficits and the debt ceiling resulted in the first-ever downgrade of U.S. long-term debt. Combined, this “imperfect storm” of events took a tremendous toll on global economic growth and created volatility in the markets.
     Across the globe, demographic and economic trends are profoundly reshaping the world’s wealth. Emerging markets such as China, India, Brazil and Russia are experiencing tremendous growth. China is now the world’s second-largest economy. Meanwhile, established markets such as the U.S. and Europe are struggling with debt issues and experiencing much lower rates of growth. We all know the U.S. is a consumer-driven market and, throughout the year, consumers faced numerous headwinds, including elevated energy prices, a dismal housing market and high unemployment.
     This dynamic, challenging market and economic environment underscores once again the value of maintaining a well-diversified investment portfolio. Obviously, none of us can control the markets or global economic trends. However, working with an adviser, we can create a portfolio of funds that may help us meet our financial objectives while taking into account our individual tolerance for risk. Adopting a disciplined approach to saving and investing may help provide the funds needed to buy a house, pay for our children’s education and provide for a comfortable retirement.
     Now is a perfect time to sit down with your financial adviser and review your situation to make sure your portfolio is aligned with your investment objectives. He or she can provide insights into the performance of your existing investments and make suggestions for repositioning your portfolio for the years ahead.
     Based on everything I’ve read, 2012 promises to be just as interesting as the year we’ve left behind, with continued uncertainty in key economies around the world and volatility in the markets. With this in mind, you’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Numerous websites, including Invesco’s, provide a wealth of information about your investments and the latest news regarding global markets.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in 2012.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco Convertible Securities Fund

Management’s Discussion of Fund Performance

Performance summary
Invesco Convertible Securities Fund, at net asset value (NAV), posted negative returns for the 12-month period ended December 31, 2011. At NAV, the Fund outperformed its broad market/style-specific index, the Bank of America Merrill Lynch All Convertibles-All Qualities Index. During the reporting period, the Fund benefited from its investments in the health care and information technology (IT) sectors.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-4.41%

Class B Shares	-5.11

Class C Shares	-5.12

Class Y Shares	-4.16

Institutional Class Shares*	-4.19

Bank of America Merrill Lynch All Convertibles-All Qualities Index▼ (Broad Market/Style-Specific Index)	-5.18

Lipper Convertible Securities Funds Index▼ (Peer Group Index)	-5.23

Source(s): ▼Lipper Inc.

*	Share class incepted during the reporting period. See page 7 for a detailed explanation of Fund performance.

How we invest
Our investment objective is to seek a high level of total return on Fund assets through a combination of current income and capital appreciation.
     The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in convertible securities. A convertible security is a bond, preferred stock or other security that may be converted into a prescribed amount of common stock at a prestated price. We may retain that common stock to permit its orderly sale or to establish long-term holding periods for tax purposes. The Fund is not required to sell the common stock to ensure that the required percentage of its assets is invested in convertible securities. The Fund’s convertible securities may include lower rated fixed income securities, commonly known as junk bonds. The convertible securities also may include exchangeable and synthetic convertible securities. In deciding which securities to buy, hold or sell, we consider market, economic and political conditions.
     The remaining 20% of the Fund’s assets may be invested in common stocks directly, nonconvertible preferred stock, nonconvertible fixed income securities and foreign securities (including depositary receipts). The Fund’s fixed income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payment until maturity.
     We have considerable discretion in deciding which investments we buy, hold or sell on a day-to-day basis and which investment strategies we use. For example, we may, at our discretion, use some permitted investment strategies while not using others. We sell a security when we believe that it no longer fits the Fund’s investment criteria.

Market conditions and your Fund
The convertible bond market posted lackluster performance results relative to other asset classes in 2011. Volatility was a common theme across all asset classes as macro concerns drove the markets. The year started on a relatively strong note with U.S. convertibles posting positive returns through April. After that, however, the market lost ground for five straight months, with a particularly steep sell-off in August and September. October bounced back nicely, but the optimism was short-lived, and European debt concerns dominated the markets through most of November.
     The Bank of America Merrill Lynch All Convertibles-All Qualities Index returned -5.18% for the year. This negative performance was primarily driven by widening credit spreads, increased issue-specific risk, poor performance in the materials and financials sectors (which represent approximately 18% of the market), and a general cheapening of the convertibles market in the second half of the year as risk aversion increased.
     In the first half of the year, increased demand for convertibles combined with limited supply drove the market to higher valuations, setting the stage for significant underperformance over the long and difficult broad market sell-off that followed. (After the underperformance and sell-off, the asset class is now somewhat cheap.) Though the rally in Treasuries mitigated some of the downside, its contribution was limited because of the

Portfolio Composition
By sector

Information Technology	25.9%

Health Care	17.7

Financials	12.3

Consumer Discretionary	11.3

Industrials	8.6

Energy	8.2

Materials	4.8

Telecommunication Services	3.7

Utilities	1.9

Consumer Staples	1.8

Money Market Funds

Plus Other Assets Less Liabilities	3.8

Top 10 Holdings*

1.	Wells Fargo & Co.-Class A	1.6%

2.	SanDisk Corp.	1.4

3.	Equinix Inc.	1.4

4.	Gilead Sciences, Inc.	1.4

5.	Teleflex Inc.	1.4

6.	SBA Communications Corp.	1.3

7.	Lam Research Corp.	1.2

8.	Bank of America Corp.	1.2

9.	tw telecom inc.	1.2

10.	Electronic Arts Inc.	1.2

Top Five Industries*

1.	Biotechnology	5.9%

2.	Semiconductors	5.3

3.	Internet Software & Services	4.3

4.	Pharmaceuticals	4.0

5.	Health Care Equipment	3.9

Total Net Assets	$822.5 million

Total Number of Holdings*	153

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4 Invesco Convertible Securities Fund

relatively short duration of the convertibles market. While a rally in rates drove credit market returns, it contributed little to convertible performance in 2011.
     U.S. gross domestic product growth slowed in 2011 as the European financial crisis, U.S. legislative gridlock, the persistently weak housing market and sustained elevated unemployment weighed on consumer confidence and spending. These factors are expected to persist, and while we’re cautiously optimistic they will improve throughout 2012, this is by no means certain, and the path may be turbulent. Given this potentially volatile economic backdrop, the convertible bond sector may be considered a risk-controlled avenue for gaining exposure to the equity market.
     2012 may prove a positive year for convertible bonds, but we believe avoiding issue-specific underperformers will be the key to performing well. Other factors we will continue to focus on to enhance performance include security selection, tactical sector rotation, primary market value, event-driven opportunities and, of course, good relative value.
     During the reporting period, the Fund benefited from its investments in the health care and IT sectors. At the close of the reporting period, we were underweight versus the Bank of America Merrill Lynch All Convertibles-All Qualities Index in the financials sector. Our underweight exposure to the industrials sector was a contributor for the period, but it was offset by weak security selection within the energy sector. Strong security selection and our underweight exposure to consumer discretionary holdings also contributed to Fund performance.
     Thank you for investing in Invesco Convertible Securities Fund and for sharing our long-term investment horizon.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.

Ellen Gold
Portfolio manager, is lead manager of Invesco Convertible Securities Fund. She joined Invesco in 2010. Ms. Gold earned a B.B.A. from George Washington University and an M.B.A. from New York University.
Ramez Nashed
Portfolio manager, is manager of Invesco Convertible Securities Fund. He joined Invesco in 2010. Mr. Nashed earned a B.A. in finance from New Jersey City University and an M.B.A. from Seton Hall University.

5 Invesco Convertible Securities Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class(es)
Fund and index data from 12/31/01

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.
Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Convertible Securities Fund

Average Annual Total Returns
As of 12/31/11, including maximum applicable sales charges

Class A Shares

Inception (7/28/97)		5.41%

10	Years	5.12

5	Years	3.14

1	Year	-9.67

Class B Shares

Inception (10/31/85)		7.34%

10	Years	5.08

5	Years	3.17

1	Year	-9.80

Class C Shares

Inception (7/28/97)		5.03%

10	Years	4.94

5	Years	3.52

1	Year	-6.05

Class Y Shares

Inception (7/28/97)		6.08%

10	Years	5.99

5	Years	4.59

1	Year	-4.16

Institutional Class Shares

10	Years	5.74%

5	Years	4.36

1	Year	-4.19
Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Morgan Stanley Convertible Securities Trust, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Convertible Securities Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Convertible Securities Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Institutional Class shares incepted on May 23, 2011. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Institutional Class shares was 1.01%, 1.76%, 1.76%, 0.76% and 0.64%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7 Invesco Convertible Securities Fund

Invesco Convertible Securities Fund’s investment objective is to seek a high level of total return on its assets through a combination of current income and capital appreciation.
■	Unless otherwise stated, information presented in this report is as of December 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased for new or additional investments. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Convertible securities risk. The values of convertible securities in which the Fund may invest may be affected by market interest rates. The values of convertible securities also may be affected by the risk of actual issuer default on interest or principal payments and the value of the underlying stock. Additionally, an issuer may retain the right to buy back its convertible securities at a time and price unfavorable to the Fund. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value.

■	Fixed-income securities risk. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Lower rated fixed-income securities (commonly known as junk bonds) are subject to greater risk of loss of income and principal than higher rated securities. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments and may be subject to a greater risk of default than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress.

■	Common stocks and other equity securities risk. In general, stock and other equity securities values fluctuate in response to activities specific to the company as well as general market, economic and political conditions.

About indexes used in this report
■	The Bank of America Merrill Lynch All Convertibles-All Qualities Index is an unmanaged index that measures performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

■	The Lipper Convertible Securities Funds Index represents the average performance of the 10 largest convertible securities mutual funds, as classified by Lipper Inc.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	CNSAX
Class B Shares	CNSBX
Class C Shares	CNSCX
Class Y Shares	CNSDX
Institutional Class Shares	CNSIX

8 Invesco Convertible Securities Fund

Schedule of Investments(a)

December 31, 2011

	Principal
	Amount	Value

Bonds and Notes–80.15%
Advertising–0.70%
Interpublic Group of Cos., Inc. (The), Sr. Unsec. Conv. Global Notes,
4.25%, 03/15/12(b)	$4,370,000	$4,441,013

4.75%, 03/15/13(b)	1,200,000	1,323,000

		5,764,013

Aerospace & Defense–0.38%
AAR Corp., Sr. Unsec. Conv. Notes, 1.75%, 02/01/13(b)	3,100,000	3,100,000

Agricultural Products–0.32%
Archer-Daniels-Midland Co., Sr. Unsec. Conv. Notes, 0.88%, 02/15/14	2,625,000	2,651,250

Alternative Carriers–1.43%
Level 3 Communications Inc., Sr. Unsec. Conv. Notes, 6.50%, 10/01/16	1,400,000	1,709,750

tw telecom inc., Sr. Unsec. Conv. Deb., 2.38%, 04/01/13(b)	8,525,000	10,080,812

		11,790,562

Aluminum–0.21%
Kaiser Aluminum Corp., Sr. Unsec. Conv. Notes, 4.50%, 04/01/15(c)	1,500,000	1,742,850

Apparel Retail–0.41%
Charming Shoppes Inc., Sr. Unsec. Conv. Notes, 1.13%, 05/01/14	3,700,000	3,367,000

Application Software–2.28%
Candence Design Systems Inc., Sr. Unsec. Conv. Notes, 2.63%, 06/01/15	2,308,000	3,499,505

Concur Technologies Inc., Sr. Unsec. Conv. Notes, 2.50%, 04/15/15(c)	3,650,000	4,384,562

Mentor Graphics Corp., Unsec. Conv. Sub. Deb., 4.00%, 04/01/18(b)(c)	3,350,000	3,404,438

Nuance Communications Inc., Sr. Unsec. Conv. Deb., 2.75%, 11/01/17(b)(c)	6,900,000	7,443,375

		18,731,880

Asset Management & Custody Banks–1.53%
Affiliated Managers Group, Inc., Sr. Unsec. Conv. Notes, 3.95%, 08/15/13(b)	8,010,000	8,730,900

Ares Capital Corp., Sr. Unsec. Conv. Notes, 5.75%, 02/01/16(c)	4,000,000	3,870,000

		12,600,900

Automobile Manufacturers–0.32%
Ford Motor Co., Sr. Unsec. Conv. Notes, 4.25%, 11/15/16	1,834,000	2,638,668

Biotechnology–5.85%
Alexion Pharmaceuticals Inc., Sr. Unsec. Conv. Notes, 1.38%, 02/01/12	718,000	6,532,005

Amylin Pharmaceuticals Inc., Sr. Unsec. Conv. Global Notes, 3.00%, 06/15/14	4,000,000	3,580,000

BioMarin Pharmaceutical Inc., Sr. Sub. Conv. Notes, 1.88%, 04/23/17	3,081,000	5,495,734

Cubist Pharmaceuticals Inc., Sr. Unsec. Conv. Notes, 2.50%, 11/01/17	3,300,000	4,958,250

Dendreon Corp., Sr. Unsec. Conv. Notes, 2.88%, 01/15/16	4,752,000	3,356,100

Gilead Sciences, Inc., Series D, Sr. Unsec. Conv. Notes, 1.63%, 05/01/16	9,806,000	11,215,612

Human Genome Sciences Inc., Sr. Unsec. Conv. Notes, 3.00%, 11/15/18	5,000,000	4,487,500

Isis Pharmaceuticals Inc., Unsec. Sub. Conv. Notes, 2.63%, 02/15/14(b)	1,100,000	987,250

Savient Pharmaceuticals Inc., Sr. Unsec. Conv. Notes, 4.75%, 02/01/18	2,600,000	1,248,000

Theravance Inc., Unsec. Sub. Conv. Notes, 3.00%, 01/15/15	3,300,000	3,564,000

Vertex Pharmaceuticals Inc., Sr. Unsec. Sub. Conv. Notes, 3.35%, 10/01/15	2,550,000	2,687,063

		48,111,514

Broadcasting–0.73%
Central European Media Enterprises Ltd. (Bermuda),
Sr. Sec. Gtd. Conv. Bonds, 3.50%, 03/15/13(c)	3,750,000	3,459,375

Sr. Sec. Gtd. Conv. Global Bonds, 5.00%, 11/15/15	4,100,000	2,593,250

		6,052,625

Cable & Satellite–0.35%
XM Satellite Radio Inc., Sr. Unsec. Gtd. Sub. Conv. Notes, 7.00%, 12/01/14(c)	2,200,000	2,854,500

Casinos & Gaming–1.94%
International Game Technology, Sr. Unsec. Conv. Notes, 3.25%, 05/01/14	5,760,000	6,847,200

MGM Resorts International, Sr. Unsec. Gtd. Conv. Notes, 4.25%, 04/15/15	9,545,000	9,079,681

		15,926,881

Coal & Consumable Fuels–2.35%
Alpha Appalachia Holdings Inc., Sr. Unsec. Gtd. Conv. Notes, 3.25%, 08/01/15	6,550,000	6,083,313

Alpha Natural Resources Inc., Sr. Unsec. Conv. Notes, 2.38%, 04/15/15	4,194,000	3,921,390

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Convertible Securities Fund

	Principal
	Amount	Value

Coal & Consumable Fuels–(continued)

James River Coal Co., Sr. Unsec. Conv. Notes, 3.13%, 03/15/18(c)	$1,180,000	$699,150

4.50%, 12/01/15	1,000,000	782,500

Peabody Energy Corp., Jr. Unsec. Sub. Conv. Deb., 4.75%, 12/15/41	7,650,000	7,841,250

		19,327,603

Communications Equipment–0.88%
Arris Group Inc., Sr. Unsec. Conv. Notes, 2.00%, 11/15/13(b)	2,060,000	2,075,450

Ciena Corp., Sr. Unsec. Conv. Notes, 4.00%, 03/15/15(c)	3,205,000	3,164,938

Ixia, Sr. Unsec. Notes, 3.00%, 12/15/15	2,000,000	1,967,500

		7,207,888

Computer Storage & Peripherals–3.55%
EMC Corp., Series A, Sr. Unsec. Conv. Notes, 1.75%, 12/01/11	62,565	1,347,660

Series B, Sr. Unsec. Conv. Notes, 1.75%, 12/01/13	4,425,000	6,372,000

NetApp Inc., Sr. Unsec. Conv. Notes, 1.75%, 06/01/13	3,255,000	4,125,713

Quantum Corp., Sr. Unsec. Sub. Conv. Notes, 3.50%, 11/15/15	6,000,000	5,760,000

SanDisk Corp., Sr. Unsec. Conv. Notes, 1.50%, 08/15/17	9,800,000	11,588,500

		29,193,873

Construction & Engineering–0.24%
MasTec Inc., Sr. Unsec. Gtd. Conv. Notes, 4.00%, 06/15/14	1,500,000	1,961,250

Construction & Farm Machinery & Heavy Trucks–1.98%
Greenbrier Cos Inc., Sr. Unsec. Conv. Notes, 3.50%, 04/01/18(c)	6,510,000	6,339,112

Navistar International Corp., Sr. Unsec. Sub. Conv. Notes, 3.00%, 10/15/14	4,000,000	4,330,000

Terex Corp., Sr. Unsec. Gtd. Sub. Conv. Notes, 4.00%, 06/01/15	5,000,000	5,587,500

		16,256,612

Construction Materials–0.36%
Cemex S.A.B. de C.V. (Mexico), Unsec. Sub. Conv. Notes, 4.88%, 03/15/15	4,500,000	2,958,750

Data Processing & Outsourced Services–1.13%
Alliance Data Systems Corp., Sr. Unsec. Conv. Notes, 1.75%, 08/01/13	6,730,000	9,262,163

Electrical Components & Equipment–0.83%
EnerSys, Sr. Unsec. Conv. Notes, 3.38%, 06/01/15(b)(d)	3,012,000	3,057,180

General Cable Corp., Sr. Unsec. Gtd. Conv. Notes, 0.88%, 11/15/13	2,000,000	1,853,000

Unsec. Sub. Conv. Global Notes, 2.25%, 11/15/29(e)	2,000,000	1,902,500

		6,812,680

Electronic Manufacturing Services–0.58%
TTM Technologies Inc., Sr. Unsec. Conv. Notes, 3.25%, 05/15/15	4,550,000	4,766,125

Environmental & Facilities Services–0.76%
Covanta Holding Corp., Sr. Unsec. Conv. Notes, 3.25%, 06/01/14	6,000,000	6,285,000

Footwear–1.16%
Iconix Brand Group Inc., Sr. Unsec. Sub. Conv. Notes, 2.50%, 06/01/16(c)	10,000,000	9,512,500

Gold–0.91%
Newmont Mining Corp., Series A, Sr. Unsec. Gtd. Conv. Notes, 1.25%, 07/15/14	5,400,000	7,533,000

Health Care Equipment–3.94%
HeartWare International Inc., Sr. Unsec. Conv. Notes, 3.50%, 12/15/17	4,500,000	4,657,500

Hologic Inc., Sr. Unsec. Conv. Notes, 2.00%, 12/15/16(b)(d)	8,000,000	8,790,000

Insulet Corp., Sr. Unsec. Conv. Notes, 3.75%, 06/15/16	3,000,000	3,052,500

NuVasive Inc., Sr. Unsec. Conv. Notes, 2.75%, 07/01/17	3,500,000	2,568,125

Teleflex Inc., Sr. Unsec. Sub. Conv. Notes, 3.88%, 08/01/17	9,200,000	11,109,000

Volcano Corp., Sr. Unsec. Conv. Notes, 2.88%, 09/01/15	2,090,000	2,257,200

		32,434,325

Health Care Facilities–1.31%
Brookdale Senior Living Inc., Sr. Unsec. Conv. Notes, 2.75%, 06/15/18	4,800,000	4,188,000

Lifepoint Hospitals Inc., Sr. Unsec. Sub. Conv. Notes, 3.50%, 05/15/14	6,400,000	6,576,000

		10,764,000

Health Care Services–1.08%
Chemed Corp., Sr. Unsec. Gtd. Conv. Notes, 1.88%, 05/15/14	4,441,000	4,185,643

Omnicare Inc., Sr. Unsec. Gtd. Sub. Conv. Notes, 3.75%, 12/15/25	3,391,000	4,730,445

		8,916,088

Home Entertainment Software–1.19%
Electronic Arts Inc., Sr. Unsec. Conv. Notes, 0.75%, 07/15/16(c)	10,000,000	9,762,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Convertible Securities Fund

	Principal
	Amount	Value

Homebuilding–1.80%
DR Horton Inc., Sr. Unsec. Gtd. Conv. Notes, 2.00%, 05/15/14	$5,000,000	$5,823,100

Lennar Corp., Sr. Unsec. Conv. Notes, 2.75%, 12/15/15(b)(c)	8,050,000	9,016,000

		14,839,100

Hotels, Resorts & Cruise Lines–0.95%
Gaylord Entertainment Co., Sr. Unsec. Gtd. Conv. Notes, 3.75%, 10/01/14(c)	3,910,000	4,369,425

Home Inns & Hotels Management Inc. (China), Sr. Unsec. Conv. Notes, 2.00%, 12/15/15(c)	4,510,000	3,421,963

		7,791,388

Industrial Machinery–0.87%
Altra Holdings Inc., Sr. Unsec. Gtd. Conv. Notes, 2.75%, 03/01/18(b)(c)	2,000,000	1,895,000

Chart Industries Inc., Sr. Unsec. Sub. Conv. Notes, 2.00%, 08/01/18	5,000,000	5,306,250

		7,201,250

Industrial REIT’s–0.43%
ProLogis, Sr. Unsec. Gtd. Conv. Notes., 3.25%, 03/15/15	3,400,000	3,523,250

Integrated Oil & Gas–0.49%
Lukoil International Finance BV (Netherlands), Sr. Unsec. Gtd. Conv. Bonds, 2.63%, 06/16/15	4,000,000	4,067,000

Internet Software & Services–4.29%
Digital River, Inc., Sr. Unsec. Conv. Notes, 2.00%, 11/01/15(b)(c)	9,210,000	7,586,737

Equinix Inc., Unsec. Sub. Conv. Notes, 3.00%, 10/15/14	10,100,000	11,349,875

VeriSign Inc., Jr. Unsec. Sub. Conv. Global Notes, 3.25%, 08/15/37	6,505,000	7,806,000

WebMD Health Corp., Sr. Unsec. Conv. Notes, 2.50%, 01/31/18(c)	9,100,000	8,519,875

		35,262,487

Investment Banking & Brokerage–0.71%
Knight Capital Group Inc., Sr. Sub. Conv. Notes, 3.50%, 03/15/15	6,500,000	5,833,750

IT Consulting & Other Services–0.36%
CACI International Inc., Sr. Unsec. Sub. Conv. Notes, 2.13%, 05/01/14	2,500,000	2,946,875

Life & Health Insurance–0.58%
American Equity Investment Life Holding Co., Sr. Unsec. Conv. Notes, 3.50%, 09/15/15(c)	4,700,000	4,799,875

Life Sciences Tools & Services–0.42%
Illumina Inc., Sr. Unsec. Conv. Notes, 0.25%, 03/15/16(c)	4,250,000	3,426,563

Metal & Glass Containers–1.00%
Owens-Brockway Glass Container Inc., Sr. Unsec. Gtd. Conv. Notes, 3.00%, 06/01/15(c)	8,800,000	8,228,000

Mortgage REIT’s–0.79%
Annaly Capital Management Inc., Sr. Unsec. Conv. Notes, 4.00%, 02/15/15	5,700,000	6,476,625

Movies & Entertainment–0.78%
Liberty Media LLC, Sr. Unsec. Conv. Notes, 3.13%, 03/30/13(b)	5,700,000	6,405,375

Office REIT’s–0.94%
SL Green Operating Partnership L.P., Sr. Unsec. Gtd. Conv. Notes, 3.00%, 10/15/17(c)	7,500,000	7,771,875

Oil & Gas Drilling–0.42%
Transocean Inc., Sr. Unsec. Gtd. Conv. Notes, 1.50%, 12/14/12(b)	3,500,000	3,456,250

Oil & Gas Equipment & Services–0.90%
Exterran Holdings Inc., Sr. Unsec. Conv. Notes, 4.25%, 06/15/14	5,500,000	4,908,750

Hornbeck Offshore Services Inc., Sr. Unsec. Gtd. Conv. Global Notes, 1.38%, 11/15/13(b)(e)	2,500,000	2,512,500

		7,421,250

Oil & Gas Exploration & Production–2.46%
Chesapeake Energy Corp., Sr. Unsec. Gtd. Conv. Notes,
2.50%, 05/15/17(b)	8,700,000	7,797,375

2.75%, 11/15/15(b)	8,300,000	8,154,750

Goodrich Petroleum Corp., Sr. Unsec. Conv. Notes, 5.00%, 10/01/14(b)	4,600,000	4,283,750

		20,235,875

Packaged Foods & Meats–1.02%
Smithfield Foods Inc., Sr. Unsec. Conv. Notes, 4.00%, 06/30/13	6,800,000	8,372,500

Pharmaceuticals–4.00%
Akorn Inc., Sr. Unsec. Conv. Notes, 3.50%, 06/01/16(c)	5,000,000	7,237,500

Endo Pharmaceuticals Holdings Inc., Sr. Unsec. Sub. Conv. Notes, 1.75%, 04/15/15	4,000,000	5,255,000

Nektar Therapeutics, Unsec. Sub. Conv. Notes, 3.25%, 09/28/12	4,000,000	4,015,000

Salix Pharmaceuticals Ltd., Sr. Unsec. Conv. Notes, 2.75%, 05/15/15	7,150,000	9,286,062

Viropharma Inc., Sr. Unsec. Conv. Notes, 2.00%, 03/15/17	4,500,000	7,143,750

		32,937,312

Semiconductor Equipment–3.33%
Kulicke & Soffa Industries Inc., Unsec. Sub. Conv. Global Notes, 0.88%, 06/01/12	2,500,000	2,503,125

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Convertible Securities Fund

	Principal
	Amount	Value

Semiconductor Equipment–(continued)

Lam Research Corp., Sr. Unsec. Conv. Notes, 1.25%, 05/15/18(c)	$10,800,000	$10,179,000

Novellus Systems Inc., Sr. Unsec. Conv. Notes, 2.63%, 05/15/41(c)	7,000,000	8,417,500

Photronics Inc., Sr. Unsec. Conv. Notes, 3.25%, 04/01/16(c)	6,525,000	6,312,937

		27,412,562

Semiconductors–5.33%
Advanced Micro Devices Inc., Sr. Unsec. Conv. Global Notes, 6.00%, 05/01/15	1,907,000	1,871,244

Sr. Unsec. Conv. Notes, 5.75%, 08/15/12	1,085,000	1,101,275

Intel Corp., Jr. Unsec. Sub. Conv. Deb., 2.95%, 12/15/35	2,976,000	3,113,640

2.95%, 12/15/35(c)	1,300,000	1,360,125

Linear Technology Corp., Series A, Sr. Unsec. Conv. Global Notes, 3.00%, 05/01/14(b)	8,075,000	8,286,969

Micron Technology Inc., Series A, Sr. Unsec. Conv. Notes, 1.50%, 08/01/18(b)(c)	4,786,000	4,319,365

Micron Technology, Inc., Sr. Unsec. Conv. Notes, 1.88%, 06/01/14	7,410,000	7,113,600

ON Semiconductor Corp., Sr. Unsec. Gtd. Sub. Conv. Notes,
2.63%, 12/15/13(b)(c)	3,600,000	3,991,500

2.63%, 12/15/13(b)	1,250,000	1,385,937

SunPower Corp., Sr. Unsec. Conv. Notes, 4.75%, 04/15/14	4,850,000	4,249,812

Xilinx Inc., Sr. Unsec. Conv. Notes, 2.63%, 06/15/17	5,530,000	7,050,750

		43,844,217

Specialized REIT’s–0.60%
Rayonier TRS Holdings Inc., Sr. Unsec. Gtd. Conv. Notes, 4.50%, 08/15/15(c)	3,500,000	4,921,875

Steel–2.32%
ArcelorMittal (Luxembourg), Sr. Unsec. Conv. Notes, 5.00%, 05/15/14	3,550,000	3,749,688

Steel Dynamics Inc., Sr. Unsec. Gtd. Conv. Notes, 5.13%, 06/15/14	7,900,000	8,640,625

United States Steel Corp., Sr. Unsec. Conv. Notes, 4.00%, 05/15/14	6,000,000	6,667,500

		19,057,813

Systems Software–2.28%
Microsoft Corp., Sr. Unsec. Conv. Notes, 0%, 06/15/13(c)(f)	3,150,000	3,205,125

Rovi Corp., Sr. Unsec. Conv. Notes, 2.63%, 02/15/15(b)	5,020,000	5,020,000

Symantec Corp.–Class B, Sr. Unsec. Conv. Global Notes, 1.00%, 06/15/13	8,650,000	9,677,187

TeleCommunication Systems Inc., Sr. Unsec. Conv. Notes, 4.50%, 11/01/14(c)	1,000,000	833,750

		18,736,062

Technology Distributors–0.88%
Anixter International Inc., Sr. Unsec. Conv. Global Notes, 1.00%, 02/15/13	3,575,000	4,088,906

SYNNEX Corp., Sr. Conv. Notes, 4.00%, 05/15/13(b)	2,650,000	3,117,062

		7,205,968

Trading Companies & Distributors–0.92%
Kaman Corp., Sr. Unsec. Conv. Notes, 3.25%, 11/15/17(c)	2,235,000	2,346,750

United Rentals Inc., Sr. Unsec. Conv. Notes, 4.00%, 11/15/15	1,888,000	5,201,440

		7,548,190

Trucking–0.92%
Avis Budget Group Inc., Sr. Unsec. Conv. Notes, 3.50%, 10/01/14	7,365,000	7,549,125

Wireless Telecommunication Services–1.66%
Leap Wireless International Inc., Sr. Unsec. Conv. Global Notes, 4.50%, 07/15/14	3,000,000	2,625,000

SBA Communications Corp., Sr. Unsec. Conv. Notes, 1.88%, 05/01/13	9,735,000	11,037,056

		13,662,056

Total Bonds and Notes (Cost $660,640,100)		659,221,468

	Shares
Preferred Stocks–15.07%
Asset Management & Custody Banks–0.28%
AMG Capital Trust II, $2.58 Conv. Pfd.	58,000	2,305,500

Automobile Manufacturers–0.65%
General Motors Co., Series B, $2.38 Conv. Pfd.	155,350	5,320,738

Diversified Banks–3.70%
Bank of America Corp., Series L, $72.50 Conv. Pfd.	12,900	10,165,458

Citigroup Inc., $7.50 Conv. Pfd.	89,900	7,304,375

Wells Fargo & Co.–Class A, Series L, $75.00 Conv. Pfd.	12,300	12,964,200

		30,434,033

Electric Utilities–1.93%
NextEra Energy Inc., $4.19 Conv. Pfd.	127,600	6,462,940

PPL Corp., $4.38 Conv. Pfd.	33,500	1,830,775

$4.75 Conv. Pfd.	135,300	7,553,799

		15,847,514

Health Care Facilities–0.61%
HealthSouth Corp., Series A, $65.00 Conv. Pfd.	5,700	5,003,175

Health Care Services–0.45%
Omnicare Capital Trust II, Series B, $2.00 Conv. Pfd.	82,133	3,722,268

Industrial Machinery–1.12%
Stanley Black & Decker Inc., $4.75 Conv. Pfd.	78,500	9,204,125

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Convertible Securities Fund

	Shares	Value

Life & Health Insurance–1.00%
MetLife Inc., $3.75 Conv. Pfd.	133,100	$8,201,622

Multi-Line Insurance–0.66%
Hartford Financial Services Group Inc., Series F, $1.81 Conv. Pfd.	289,400	5,434,932

Oil & Gas Exploration & Production–1.04%
Apache Corp., Series D, $3.00 Conv. Pfd.	157,200	8,532,816

Packaged Foods & Meats–0.42%
2009 Dole Food Automatic Common Exchange Security Trust, $0.88 Conv. Pfd.(c)	396,000	3,483,572

Regional Banks–1.03%
KeyCorp, Series A, $7.75 Conv. Pfd.	18,000	1,901,520

Wintrust Financial Corp., $3.75 Conv. Pfd.	145,300	6,553,030

		8,454,550

Research & Consulting Services–0.97%
Nielsen Holdings N.V.,(Netherlands) $3.13 Conv. Pfd.	138,120	8,019,592

Tires & Rubber–0.37%
Goodyear Tire & Rubber Co. (The), $2.94 Conv. Pfd.	63,000	3,064,950

Trucking–0.28%
2010 Swift Mandatory Common Exchange Security Trust, $0.66 Conv. Pfd.(c)	263,100	2,319,542

Wireless Telecommunication Services–0.56%
Crown Castle International Corp., $3.13 Conv. Pfd.	74,000	4,578,750

Total Preferred Stocks (Cost $136,329,356)		123,927,679

Common Stocks–0.98%
Oil & Gas Storage & Transportation–0.50%
El Paso Corp.	152,779	4,059,338

Railroads–0.48%
Kansas City Southern(g)	58,332	3,967,159

Total Common Stocks (Cost $3,934,023)		8,026,497

Money Market Funds–3.22%
Liquid Assets Portfolio–Institutional Class(h)	13,262,868	13,262,868

Premier Portfolio–Institutional Class(h)	13,262,867	13,262,867

Total Money Market Funds (Cost $26,525,735)		26,525,735

TOTAL INVESTMENTS–99.42% (Cost $827,429,214)		817,701,379

OTHER ASSETS LESS LIABILITIES–0.58%		4,787,428

NET ASSETS–100.00%		$822,488,807

Investment Abbreviations:

Conv.	– Convertible
Deb.	– Debentures
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Unsub.	– Unsubordinated

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2011 was $174,601,154, which represented 21.23% of the Fund’s Net Assets.
(d)	Step coupon bond. Rate shown is the rate in effect on December 31, 2011.
(e)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(f)	Zero coupon bond issued at a discount.
(g)	Non-income producing security.
(h)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Convertible Securities Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (Cost $800,903,479)	$791,175,644

Investments in affiliated money market funds, at value and cost	26,525,735

Total investments, at value (Cost $827,429,214)	817,701,379

Cash	3,600,000

Receivable for:
Investments sold	26,262

Fund shares sold	2,277,091

Dividends and interest	4,467,374

Investment for trustee deferred compensation and retirement plans	9,917

Other assets	53,425

Total assets	828,135,448

Liabilities:
Payable for:
Investments purchased	128,344

Fund shares reacquired	4,334,194

Dividends	600,417

Accrued fees to affiliates	458,805

Accrued other operating expenses	30,559

Trustee deferred compensation and retirement plans	94,322

Total liabilities	5,646,641

Net assets applicable to shares outstanding	$822,488,807

Net assets consist of:
Shares of beneficial interest	$848,857,417

Undistributed net investment income	(71,087)

Undistributed net realized gain (loss)	(16,569,688)

Unrealized appreciation (depreciation)	(9,727,835)

$822,488,807

Net Assets:
Class A	$518,426,398

Class B	$10,504,881

Class C	$87,388,360

Class Y	$204,318,579

Institutional Class	$1,850,589

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	27,604,525

Class B	557,881

Class C	4,675,656

Class Y	10,861,058

Institutional Class	98,542

Class A:
Net asset value per share	$18.78

Maximum offering price per share (Net asset value of $18.78 divided by 94.50%)	$19.87

Class B:
Net asset value and offering price per share	$18.83

Class C:
Net asset value and offering price per share	$18.69

Class Y:
Net asset value and offering price per share	$18.81

Institutional Class:
Net asset value and offering price per share	$18.78

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Convertible Securities Fund

Statement of Operations

For the year ended December 31, 2011

Investment income:
Interest	$14,015,429

Dividends	7,942,967

Dividends from affiliated money market funds	29,109

Total investment income	21,987,505

Expenses:
Advisory fees	3,426,566

Administrative services fees	187,669

Custodian fees	12,287

Distribution fees:
Class A	1,030,262

Class B	121,097

Class C	725,312

Transfer agent fees — Class A, B, C and Y	887,042

Transfer agent fees — Institutional	32

Trustees’ and officers’ fees and benefits	50,849

Other	217,994

Total expenses	6,659,110

Less: Fees waived and expense offset arrangement(s)	(44,086)

Net expenses	6,615,024

Net investment income	15,372,481

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(14,150,218)

Change in net unrealized appreciation (depreciation) of investment securities	(81,408,913)

Net realized and unrealized gain (loss)	(95,559,131)

Net increase (decrease) in net assets resulting from operations	$(80,186,650)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Convertible Securities Fund

Statement of Changes in Net Assets

For the year ended December 31, 2011, the period October 1, 2010 to December 31, 2010 and the year ended September 30, 2010

	December 31,	December 31,	September 30,
	2011	2010	2010

Operations:
Net investment income	$15,372,481	$797,018	$3,388,467

Net realized gain (loss)	(14,150,218)	1,567,801	9,546,377

Change in net unrealized appreciation (depreciation)	(81,408,913)	7,983,768	2,371,711

Net increase (decrease) in net assets resulting from operations	(80,186,650)	10,348,587	15,306,555

Distributions to shareholders from net investment income:
Class A	(9,209,678)	(698,557)	(3,370,546)

Class B	(151,638)	(53,056)	(430,399)

Class C	(976,967)	(66,401)	(232,490)

Class Y	(4,016,291)	(91,541)	(27,272)

Institutional Class	(30,690)	—	—

Total distributions from net investment income	(14,385,264)	(909,555)	(4,060,707)

Share transactions–net:
Class A	460,823,869	20,457,788	(283,724)

Class B	597,013	(1,214,641)	(6,813,077)

Class C	78,526,174	8,356,485	2,550,131

Class Y	209,775,935	12,840,424	2,514,198

Institutional Class	2,017,823	—	—

Net increase (decrease) in net assets resulting from share transactions	751,740,814	40,440,056	(2,032,472)

Net increase in net assets	657,168,900	49,879,088	9,213,376

Net assets:
Beginning of year	165,319,907	115,440,819	106,227,443

End of year (includes undistributed net investment income of $(71,087) and $(307,674), respectively)	$822,488,807	$165,319,907	$115,440,819

Notes to Financial Statements

December 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Convertible Securities Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of sixteen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to seek a high level of total return on its assets through a combination of current income and capital appreciation.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as

16        Invesco Convertible Securities Fund

institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

17        Invesco Convertible Securities Fund

D.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $750 million	0.520%

Next $250 million	0.470%

Next $500 million	0.420%

Next $500 million	0.395%

Next $1 billion	0.370%

Over $3 billion	0.345%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective May 23, 2011, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Institutional Class shares to 1.11%, 1.86%, 1.86%, 0.86% and 0.86%, respectively, of average daily net assets. Prior to May 23, 2011, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 1.27%, 2.02%, 2.02% and 1.02%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under the expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended December 31, 2011, the Adviser waived advisory fees of $43,090.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such

18        Invesco Convertible Securities Fund

services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; and (3) Class C — up to 1.00% of the average daily net assets of Class C shares.
  In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.
  For the year ended December 31, 2011, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2011, IDI advised the Fund that IDI retained $197,573 in front-end sales commissions from the sale of Class A shares and $729, $7,014 and $21,678 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$117,923,034	$40,556,877	$—	$158,479,911

Corporate Debt Securities	—	659,221,468	—	659,221,468

Total Investments	$117,923,034	$699,778,345	$—	$817,701,379

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $996.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2011, the Fund paid legal fees of $1,562 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

19        Invesco Convertible Securities Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended December 31, 2011, the period October 1, 2010 to December 31, 2010 and the year ended September 30, 2010:

	December 31,		September 30,
	2011	2010	2010

Ordinary income	$14,385,264	$909,555	$4,060,707

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$3,358,704

Net unrealized appreciation (depreciation) — investments	(14,146,367)

Temporary book/tax differences	(94,004)

Post-October deferrals	(7,217,776)

Capital loss carryforward	(8,269,167)

Shares of beneficial interest	848,857,417

Total net assets	$822,488,807

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales bond premium amortization.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of December 31, 2011, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

December 31, 2016	$1,816,076	$—	$1,816,076

Not subject to expiration	6,453,091	—	6,453,091

Total capital loss carryforward	$8,269,167	$—	$8,269,167

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.
To the extent that unrealized gains as of May 23, 2011, the date of reorganization of Invesco Van Kampen Harbor Fund into the Fund and realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

20        Invesco Convertible Securities Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2011 was $625,435,210 and $168,703,507, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$47,191,554

Aggregate unrealized (depreciation) of investment securities	(61,337,921)

Net unrealized appreciation (depreciation) of investment securities	$(14,146,367)

Cost of investments for tax purposes is $831,847,746.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond premium amortization, on December 31, 2011, undistributed net investment income (loss) was increased by $679,776, undistributed net realized gain (loss) was decreased by $649,776 and shares of beneficial interest decreased by $30,000. Further, as a result of tax deferrals acquired in the reorganization of Invesco Van Kampen Harbor Fund into the Fund, undistributed net investment income (loss) was decreased by $1,430,406, undistributed net realized gain (loss) was increased by $46,382 and shares of beneficial interest increased by $1,384,024. These reclassifications had no effect on the net assets of the Fund.

21        Invesco Convertible Securities Fund

NOTE 10—Share Information

	Summary of Share Activity

	Year ended		Three months ended		Year ended
	December 31, 2011(a)		December 31, 2010		September 30, 2010
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	13,317,412	$271,534,918	1,138,109	$22,182,037	565,189	$10,162,291

Class B	122,242	2,512,516	48,269	940,232	74,263	1,326,904

Class C	3,672,839	74,859,030	444,869	8,665,075	212,648	3,798,774

Class Y	13,913,381	281,440,401	672,492	13,053,367	191,691	3,514,793

Institutional Class	33,432	640,720	—	—	—	—

Issued as reinvestment of dividends:
Class A	392,683	7,603,988	—	—	129,383	2,292,795

Class B	6,391	125,094	—	—	16,787	297,894

Class C	42,819	825,578	—	—	8,445	149,078

Class Y	153,002	2,970,058	—	—	729	12,810

Institutional Class	1,587	30,487	—	—	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	177,265	3,485,358	75,484	1,483,015	61,822	1,122,182

Class B	(176,832)	(3,485,358)	(74,769)	(1,483,015)	(61,691)	(1,122,182)

Issued in connection with acquisitions:(b)
Class A	14,616,812	309,284,242	—	—	—	—

Class B	348,851	7,397,271	—	—	—	—

Class C	1,244,991	26,175,151	—	—	—	—

Class Y	1,629,301	34,518,583	—	—	—	—

Institutional Class	64,292	1,362,216	—	—	—	—

Reacquired:
Class A	(6,802,978)	(131,084,637)	(165,310)	(3,207,264)	(780,050)	(13,860,992)

Class B	(291,825)	(5,952,510)	(34,965)	(671,858)	(412,305)	(7,315,693)

Class C	(1,223,711)	(23,333,585)	(15,891)	(308,590)	(79,529)	(1,397,721)

Class Y	(5,691,697)	(109,153,107)	(10,888)	(212,943)	(57,506)	(1,013,405)

Institutional Class	(769)	(15,600)	—	—	—	—

Net increase (decrease) in share activity	35,549,488	$751,740,814	2,077,400	$40,440,056	(130,124)	$(2,032,472)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 37% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on May 23, 2011, the Fund acquired all the net assets of Invesco Van Kampen Harbor Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Fund on April 1, 2011. The acquisition was accomplished by a tax-free exchange of 17,904,247 shares of the Fund for 21,325,851 shares outstanding of the Target Fund as of the close of business on May 20, 2011. Each class of the Target Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, April 29, 2011. The Target Fund’s net assets at that date of $378,737,463 including $53,787,265 of unrealized appreciation, was combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $522,752,156. The net assets immediately after the acquisition were $901,489,619.
The pro forma results of operations for the year ended December 31, 2011 assuming the reorganization had been completed on January 1, 2011, the beginning of the annual reporting period, are as follows:

Net investment income	$19,163,880

Net realized/unrealized gains (losses)	(77,709,141)

Change in net assets resulting from operations	$(58,545,261)

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since May 23, 2011.

22        Invesco Convertible Securities Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net		Ratio of net
	Net asset		(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	Net	securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 12/31/11	$20.05	$0.46	$(1.34)	$(0.88)	$(0.39)	$—	$(0.39)	$18.78	(4.46)%	$518,426	0.97	%(d)	0.98	%(d)	2.37	%(d)	38%
Three months ended 12/31/10	18.71	0.12	1.35	1.47	(0.13)	—	(0.13)	20.05	7.86	118,359	1.09	(e)	1.10	(e)	2.42	(e)	24
Year ended 09/30/10	16.86	0.59	1.97	2.56	(0.71)	—	(0.71)	18.71	15.45	90,840	1.17		1.17		3.33		85
Year ended 09/30/09	15.35	0.40	1.72	2.12	(0.49)	(0.12)	(0.61)	16.86	14.80	82,241	1.27	(f)			2.86	(f)	104
Year ended 09/30/08	19.01	0.32	(3.52)	(3.20)	(0.46)	—	(0.46)	15.35	(17.05)	80,731	1.12	(f)			1.76	(f)	95
Year ended 09/30/07	17.29	0.39	1.84	2.23	(0.51)	—	(0.51)	19.01	13.03	108,594	1.10	(f)			2.16	(f)	97

Class B
Year ended 12/31/11	20.10	0.32	(1.35)	(1.03)	(0.24)	—	(0.24)	18.83	(5.16)	10,505	1.72	(d)	1.73	(d)	1.62	(d)	38
Three months ended 12/31/10	18.76	0.08	1.35	1.43	(0.09)	—	(0.09)	20.10	7.64	11,038	1.84	(e)	1.85	(e)	1.67	(e)	24
Year ended 09/30/10	16.90	0.46	1.97	2.43	(0.57)	—	(0.57)	18.76	14.61	11,454	1.92		1.92		2.58		85
Year ended 09/30/09	15.39	0.29	1.72	2.01	(0.38)	(0.12)	(0.50)	16.90	13.93	16,790	2.02	(f)			2.11	(f)	104
Year ended 09/30/08	19.03	0.19	(3.51)	(3.32)	(0.32)	—	(0.32)	15.39	(17.64)	23,691	1.88	(f)			1.00	(f)	95
Year ended 09/30/07	17.31	0.26	1.83	2.09	(0.37)	—	(0.37)	19.03	12.14	42,383	1.86	(f)			1.40	(f)	97

Class C
Year ended 12/31/11	19.94	0.32	(1.33)	(1.01)	(0.24)	—	(0.24)	18.69	(5.12)	87,388	1.72	(d)	1.73	(d)	1.62	(d)	38
Three months ended 12/31/10	18.61	0.08	1.34	1.42	(0.09)	—	(0.09)	19.94	7.64	18,719	1.84	(e)	1.85	(e)	1.67	(e)	24
Year ended 09/30/10	16.77	0.46	1.96	2.42	(0.58)	—	(0.58)	18.61	14.62	9,486	1.92		1.92		2.58		85
Year ended 09/30/09	15.28	0.30	1.70	2.00	(0.39)	(0.12)	(0.51)	16.77	13.96	6,175	2.02	(f)			2.11	(f)	104
Year ended 09/30/08	18.91	0.18	(3.49)	(3.31)	(0.32)	—	(0.32)	15.28	(17.68)	5,981	1.88	(f)			1.00	(f)	95
Year ended 09/30/07	17.20	0.25	1.83	2.08	(0.37)	—	(0.37)	18.91	12.18	8,453	1.86	(f)			1.40	(f)	97

Class Y
Year ended 12/31/11	20.07	0.52	(1.34)	(0.82)	(0.44)	—	(0.44)	18.81	(4.16)	204,319	0.72	(d)	0.73	(d)	2.62	(d)	38
Three months ended 12/31/10	18.73	0.13	1.35	1.48	(0.14)	—	(0.14)	20.07	7.92	17,204	0.84	(e)	0.85	(e)	2.67	(e)	24
Year ended 09/30/10	16.87	0.64	1.97	2.61	(0.75)	—	(0.75)	18.73	15.78	3,661	0.92		0.92		3.58		85
Year ended 09/30/09	15.37	0.57	1.58	2.15	(0.53)	(0.12)	(0.65)	16.87	15.07	1,022	1.02	(f)			3.11	(f)	104
Year ended 09/30/08	19.02	0.36	(3.50)	(3.14)	(0.51)	—	(0.51)	15.37	(16.82)	86	0.88	(f)			2.00	(f)	95
Year ended 09/30/07	17.28	0.45	1.84	2.29	(0.55)	—	(0.55)	19.02	13.42	589	0.86	(f)			2.40	(f)	97

Institutional Class
Year ended 12/31/11(g)	21.19	0.33	(2.38)	(2.05)	(0.36)	—	(0.36)	18.78	(9.70)	1,851	0.57	(d)(e)	0.58	(d)(e)	2.77	(d)(e)	38

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending June 30, 2011, the portfolio turnover calculation excludes the value of securities purchased of $310,063,973 and sold of $85,053,876 in effect to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen Harbor Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $412,105, $12,110, $72,531, $161,238 and $971 for Class A, Class B, Class C, Class Y and Institutional Class shares, respectively.
(e)	Annualized.
(f)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios was less than 0.005% for the years ended December 31, 2009 and 2007 and 0.01% for the year ended December 31, 2008.
(g)	Commencement date of May 23, 2011.

23        Invesco Convertible Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)
and Shareholders of Invesco Convertible Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Convertible Securities Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for the periods indicated and the financial highlights for each of the two years in the period ended December 31, 2011 and the year ended September 30, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended September 30, 2009 and prior were audited by other independent auditors whose report dated November 24, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

February 24, 2012
Houston, Texas

24        Invesco Convertible Securities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
A	$1,000.00	$915.00	$4.73	$1,020.27	$4.99	0.98%

B	1,000.00	911.30	8.33	1,016.48	8.79	1.73

C	1,000.00	911.50	8.34	1,016.48	8.79	1.73

Y	1,000.00	916.20	3.53	1,021.53	3.72	0.73

Institutional	1,000.00	916.70	2.73	1,022.35	2.89	0.57

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2011 through December 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

25        Invesco Convertible Securities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2011:

Federal and State Income Tax

Qualified Dividend Income*	42.18%
Corporate Dividends Received Deduction*	42.94%
Long Term Capital Gain Distribution	$3,778

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26        Invesco Convertible Securities Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	140	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	140	ACE Limited (insurance company); and Investment Company Institute

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco Convertible Securities Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	1985	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	140	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	140	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

T-2        Invesco Convertible Securities Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).	N/A	N/A

		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3        Invesco Convertible Securities Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
Other Officers—(continued)

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Convertible Securities Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MS-CSEC-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2011

Invesco Global Equity Fund
Nasdaq:
A: GTNDX ▪ B: GNDBX ▪ C: GNDCX ▪ R: GTNRX ▪ Y: GTNYX ▪ Institutional: GNDIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This annual report provides important information about your Fund, including its one-year and long-term performance. I encourage you to read this report to learn more about how your Fund is managed, what it invests in and why it performed as it did. Also, this report includes information about your Fund’s management team and a listing of investments held by your Fund at the close of the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012. As we saw in 2011, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     That’s why the start of a new year is always a good time to catch up with your financial adviser. He or she can explain how your investments performed last year and over the longer term – keeping in mind that past performance cannot guarantee comparable future results. It’s important to remember that an investment’s long-term performance is more important than its performance over the short term. In evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation at the start of the new year, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw last year and may see again this year.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our fund managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
Financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our fund managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser should be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Global Equity Fund

Bruce Crockett
Dear Fellow Shareholders:
As always, the Invesco Funds Board of Trustees remains committed to putting your interests first. During 2011, we completed an unprecedented number of fund mergers, and I would like to thank investors for taking the time to vote their proxies and helping us effect the consolidations. This reworking of our funds ensures that the depth and breadth of our fund offerings and their cost to shareholders remains highly competitive. We also worked to manage costs throughout the year, and this remains a continuing focus of your Board. We will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Throughout 2011, we experienced volatile, challenging markets that presented significant opportunities and risks for investors.
     Early in the year, protests in the Middle East and Africa led to increases in oil and gas prices. This was followed by the disasters in Japan that led to supply chain disruptions across a number of industries. In Europe, sovereign debt concerns created uncertainty in global markets that remains unresolved. Here in the U.S., prolonged congressional debates over deficits and the debt ceiling resulted in the first-ever downgrade of U.S. long-term debt. Combined, this “imperfect storm” of events took a tremendous toll on global economic growth and created volatility in the markets.
     Across the globe, demographic and economic trends are profoundly reshaping the world’s wealth. Emerging markets such as China, India, Brazil and Russia are experiencing tremendous growth. China is now the world’s second-largest economy. Meanwhile, established markets such as the U.S. and Europe are struggling with debt issues and experiencing much lower rates of growth. We all know the U.S. is a consumer-driven market and, throughout the year, consumers faced numerous headwinds, including elevated energy prices, a dismal housing market and high unemployment.
     This dynamic, challenging market and economic environment underscores once again the value of maintaining a well-diversified investment portfolio. Obviously, none of us can control the markets or global economic trends. However, working with an adviser, we can create a portfolio of funds that may help us meet our financial objectives while taking into account our individual tolerance for risk. Adopting a disciplined approach to saving and investing may help provide the funds needed to buy a house, pay for our children’s education and provide for a comfortable retirement.
     Now is a perfect time to sit down with your financial adviser and review your situation to make sure your portfolio is aligned with your investment objectives. He or she can provide insights into the performance of your existing investments and make suggestions for repositioning your portfolio for the years ahead.
     Based on everything I’ve read, 2012 promises to be just as interesting as the year we’ve left behind, with continued uncertainty in key economies around the world and volatility in the markets. With this in mind, you’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Numerous websites, including Invesco’s, provide a wealth of information about your investments and the latest news regarding global markets.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in 2012.
Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco Global Equity Fund

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2011, Invesco Global Equity Fund, at net asset value (NAV), outpaced its style-specific index, the MSCI World Index. This was largely due to the Fund’s stock selection in the consumer discretionary, energy, financials, health care, information technology (IT) and telecommunication services sectors relative to the index. The Fund also benefited from positive stock selection in the consumer staples sector, though select holdings in the industrials, materials and utilities sectors detracted.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-2.98%

Class B Shares	-3.74

Class C Shares	-3.65

Class R Shares	-3.13

Class Y Shares	-2.76

Institutional Class Shares	-2.44

MSCI World Index▼ (Broad Market/Style-Specific Index)	-5.54

Lipper Global Multi-Cap Core Funds Index▼ (Peer Group Index)	-4.71

Source(s): ▼Lipper Inc.

How we invest
We manage your Fund to provide exposure to global large-cap stocks. The portfolio is designed to outperform its style-specific index, the MSCI World Index, while minimizing the amount of additional risk relative to this benchmark. The Fund can be used as a long-term allocation to large-cap stocks that complements other style-specific strategies within a diversified asset allocation strategy.
     The investment process integrates the following key steps:
■	Universe development

■	Stock rankings

■	Risk assessment

■	Portfolio construction

■	Trading
     While the companies included in the MSCI World Index are used as a general guide for developing the Fund’s investable universe, non-index stocks may also be considered. Each stock in the universe is evaluated on four factors: company earnings momentum, price trend, management action and relative valuation. The scores from these four factors are combined to arrive at an overall alpha score (excess return forecast) for each stock. Each alpha score is relative to the other securities within the same industry. Stocks also are evaluated on a multitude of other factors to develop a stock-specific risk forecast and transaction cost forecast.
     We then incorporate the alpha forecast, risk forecast and transaction cost forecast using an optimizer (a software tool) to build a portfolio that we believe is an optimal balance of the stocks’ potential risk and return. This portfolio is constructed according to certain constraints to increase the probability that the Fund’s relative performance and volatility remain within the Fund’s strategy guidelines. We continually monitor the portfolio, and the overall investment process is repeated on a monthly basis to determine which companies should be bought or sold in the portfolio.
     In terms of risk management, we seek to minimize any style biases in the portfolio. Active managers of global portfolios typically attempt to add value in one of, or a combination of, five areas: beta bias (relative volatility), style bias, sector/ industry over- and underweight, country over- and underweight and stock selection. We attempt to add value through our stock selection decisions. Consequently, our risk management process seeks to neutralize the Fund’s exposure relative to the style-specific index with regard to the other exposures.

Market conditions and your Fund
Global equity markets faced headwinds in 2011. Notably, several southern European economies, including Greece, Spain, Portugal and Italy, faced solvency concerns amid massive fiscal deficits. Although the U.S. economy continued with a positive growth rate in 2011, investors remained concerned about high unemployment and a still-weak housing market. The reporting period ended with a market upswing as European leaders took steps to address the Greek sovereign debt issue and stabilize the region’s banking system.
     Market volatility was a common theme for the reporting period. The sovereign debt crisis intensified in the eurozone and global growth slowed, prompting concerns of a global recession. Market volatility increased drastically due to civil unrest in the Middle East and northern Africa and a devastating earthquake and

Portfolio Composition
By sector

Financials	15.5%

Information Technology	13.6

Health Care	13.3

Energy	12.9

Materials	9.3

Industrials	9.2

Consumer Staples	7.9

Consumer Discretionary	7.4

Telecommunication Services	6.8

Utilities	0.9

Money Market Funds Plus Other Assets Less Liabilities	3.2

Top 10 Equity Holdings*

1.	Chevron Corp.	2.8%

2.	International Business Machines Corp.	2.7

3.	Philip Morris International Inc.	2.4

4.	Verizon Communications Inc.	2.4

5.	ConocoPhillips	2.3

6.	Amgen Inc.	2.2

7.	Marathon Oil Corp.	2.2

8.	UnitedHealth Group, Inc.	2.1

9.	Pfizer Inc.	2.1

10.	BCE Inc.	2.0

Top Five Countries*

1.	United States	51.7%

2.	Japan	11.2

3.	United Kingdom	8.7

4.	Sweden	4.2

5.	Canada	4.2

Total Net Assets	$134.8 million

Total Number of Holdings*	100

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
4 Invesco Global Equity Fund

tsunami in Japan. Renewed credit problems overseas and the market correction that occurred during the summer created a more uncertain environment, which prompted many investors to favor safety over risk.
     In emerging market countries, investors grew risk-averse on news of potential defaults in Europe as well as slowing growth and accounting concerns in China. This led to a relatively indiscriminate correction in almost all emerging market countries. Concerns about potential overheating in emerging market economies, coupled with concerns of a potential double-dip recession in developed economies, continued to foster uncertainty about the pace and vigor of a global economic recovery.
     Regarding the results of Invesco Global Equity Fund, it’s important to understand our investment process to better evaluate the drivers of our relative performance versus the style-specific index. We generally evaluate performance based on the effectiveness of our stock selection and risk management.
     Our stock selection model, based on the four factors (company earnings momentum, price trend, management action and relative value) that make up our alpha (excess return) forecast for stocks in our investment universe, was a detractor from Fund performance for the reporting period. However, when selecting Fund holdings, we use our optimization software to assist in making investment decisions, based on risk and transaction cost forecasts, as well as our alpha forecast. Consequently, while our stock selection model may identify a stock with an attractive alpha forecast, the optimizer may indicate that its transaction costs are too high and/or its risk level is unacceptable.
     For the reporting period, Invesco Global Equity Fund at NAV outperformed its style-specific index, the MSCI World Index. Our stock selection in seven sectors – consumer discretionary, consumer staples, energy, financials, health care, IT and telecommunication services – was extremely strong and contributed to our performance compared to the style-specific index. In contrast our stock selection in the industrials, materials and utilities sectors detracted.
     In the energy sector, Chevron contributed to Fund performance. During the reporting period, the firm completed its acquisition of Atlas Energy, a provider of natural gas gathering, processing and treating services. Also contributing to the outperformance of the Fund versus its style-specific index were U.S.-based IT giants IBM and IAC/InterActiveCorp.
     A primary detractor from Fund returns was Belgian industrial chemical group Solvay. Solvay’s chemicals division produces materials for high-tech applications, such as electronics, barium and strontium compounds. Also detracting from Fund performance was Japan-based glass manufacturer Asahi Glass.
     When looking closely at the regions in which the Fund invests, stock selection in Europe lagged the MSCI World Index. Conversely, stock selection was very strong in North America, which contributed to positive relative performance for the year.
     Many of the issues plaguing markets in 2011 remain unresolved and are likely to continue to contribute to high levels of volatility. In Europe, the sovereign debt crisis has shown no signs of abating and appears to have pushed economies in the region back into recession. While economic data has thus far remained more resilient in the United States, globally, overall growth has clearly slowed across the developed and emerging markets. That said, corporate balance sheets are generally healthy and market valuations are attractive from an historical perspective. The Fund continues to find investment opportunities in this market environment.
     We caution investors against making investment decisions based on short-term performance.
     We welcome any new investors who joined the Fund during the year, and thank all of our shareholders for your continued investment in Invesco Global Equity Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Michael Abata
Chartered Financial Analyst, portfolio manager, is manager of Invesco Global Equity Fund. He joined Invesco in 2011. Mr. Abata earned a B.A. in economics from Binghamton University.
Karl Georg Bayer
Head of research for Invesco global quantitative equity Germany, is manager of Invesco Global Equity Fund. He joined Invesco in 1991. Mr. Bayer earned Diplom Kaufmann and Diplom Ingenieur degrees from the University of Darmstadt.
Uwe Draeger
Portfolio manager, is manager of Invesco Global Equity Fund. He joined Invesco Deutschland in 2005. Mr. Draeger earned a Diplom-Ökonom degree from Hochschule für Ökonomie Berlin, an M.A. from City of London Polytechnic and an M.B.A. from Anglia Business School (Cambridge).
Jens Langewand
Managing director of research for Invesco global quantitative equity Germany, is manager of Invesco Global Equity Fund. He joined Invesco in 2007. Mr. Langewand earned a Diplom Kaufmann degree from the University of Münster and a Ph.D. from the University of Augsburg.
Andrew Waisburd
Portfolio manager, is manager of Invesco Global Equity Fund. Mr. Waisburd joined Invesco in 2008. He earned a B.S. in statistics from Cornell University and both an M.S. and Ph.D. in finance from Indiana University.

5 Invesco Global Equity Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 12/31/01*
*  During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception pre-dated the benchmarks’ inception. Also, all charts will now be presented using a linear format.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable.
Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Global Equity Fund

Average Annual Total Returns
As of 12/31/11, including maximum applicable
sales charges

Class A Shares

Inception (9/15/97)		4.57%

10	Years	4.37

5	Years	-4.87

1	Year	-8.36

Class B Shares

Inception (9/15/97)		4.69%

10	Years	4.42

5	Years	-4.82

1	Year	-8.54

Class C Shares

Inception (1/2/98)		4.67%

10	Years	4.27

5	Years	-4.50

1	Year	-4.61

Class R Shares

10 Years		4.75%

5	Years	-4.02

1	Year	-3.13

Class Y Shares

10	Years	5.04%

5	Years	-3.63

1	Year	-2.76

Institutional Shares

10	Years	5.41%

5	Years	-3.23

1	Year	-2.44
Class R shares incepted on October 31, 2005. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b- 1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on April 30, 2004. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.61%, 2.36%, 2.36%, 1.86%, 1.36% and 0.97%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     A redemption fee of 2% is imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus. Effective January 1, 2012, after the close of the reporting period, the Fund will eliminate the redemption fee, if applicable, assessed on shares of the Fund redeemed or exchanged within 31 days of purchase.

7 Invesco Global Equity Fund

Invesco Global Equity Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased or acquired by exchange from share classes other than Class B shares. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

■	Developing markets securities risk. Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	IPO risk. Although the fund’s return during certain periods was positively impacted by its investments in initial public offerings (IPOs), there can be no assurance that the fund will have favorable IPO investment opportunities in the future.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

About indexes used in this report
■	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.

■	The Lipper Global Multi-Cap Core Funds Index is an unmanaged index considered representative of global multi-cap core funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	GTNDX
Class B Shares	GNDBX
Class C Shares	GNDCX
Class R Shares	GTNRX
Class Y Shares	GTNYX
Institutional Class Shares	GNDIX

8 Invesco Global Equity Fund

Schedule of Investments

December 31, 2011

	Shares	Value

Common Stocks–96.78%
Australia–2.58%
BHP Billiton Ltd.	39,148	$1,381,870

Iluka Resources Ltd.	89,424	1,412,847

National Australia Bank Ltd.	7,598	181,135

Telstra Corp. Ltd.	146,607	499,332

		3,475,184

Austria–2.61%
Andritz AG	25,254	2,095,189

Voestalpine AG	50,432	1,419,066

		3,514,255

Belgium–1.56%
Solvay S.A.	25,603	2,100,325

Canada–4.22%
ATCO Ltd.–Class I	12,200	721,366

BCE Inc.	65,600	2,734,621

Canadian Imperial Bank of Commerce	8,000	579,427

IGM Financial, Inc.	5,700	247,459

National Bank of Canada(a)	17,100	1,210,830

Tim Hortons, Inc.	4,100	198,642

		5,692,345

Germany–1.31%
Kabel Deutschland Holding AG(b)	27,985	1,416,237

Suedzucker AG	11,145	354,786

		1,771,023

Greece–0.54%
OPAP S.A.	82,266	727,237

Hong Kong–1.12%
Cheung Kong (Holdings) Ltd.	92,000	1,090,090

SJM Holdings Ltd.	262,000	424,910

		1,515,000

Italy–0.12%
Enel S.p.A.	39,034	158,187

Japan–11.16%
Asahi Glass Co., Ltd.	129,000	1,086,180

Canon Inc.	40,300	1,786,106

Kao Corp.	57,100	1,560,714

Mitsubishi Electric Corp.	206,000	1,970,395

Mitsubishi UFJ Financial Group, Inc.	318,700	1,352,526

Mitsui & Co., Ltd.	13,000	201,880

Mizuho Financial Group, Inc.	942,400	1,273,845

Sankyu Inc.	74,000	279,880

Sega Sammy Holdings Inc.	88,200	1,906,376

Sumitomo Mitsui Financial Group, Inc.	30,800	858,269

Takeda Pharmaceutical Co. Ltd.	56,600	2,486,457

Tokio Marine Holdings, Inc.	12,200	270,353

		15,032,981

Netherlands–2.37%
Delta Lloyd N.V.	30,076	503,314

European Aeronautic Defence and Space Co.	86,537	2,692,374

		3,195,688

New Zealand–1.52%
Telecom Corp. of New Zealand Ltd.	1,283,173	2,053,604

Norway–0.19%
Prosafe S.E.	37,360	254,983

Portugal–0.89%
Jeronimo Martins, SGPS, S.A.(b)	72,558	1,198,446

Singapore–0.18%
UOL Group Ltd.	77,000	236,888

Spain–0.68%
Banco Santander S.A.	121,373	917,050

Sweden–4.24%
Nordea Bank A.B.	130,427	1,006,980

Saab A.B.–Class B	66,176	1,366,525

Skandinaviska Enskilda Banken A.B.–Class A	114,613	666,146

Swedish Match A.B.	71,786	2,548,510

Volvo A.B.–Class B	11,688	127,079

		5,715,240

Switzerland–1.10%
ACE Ltd.	6,100	427,732

Banque Cantonale Vaudoise	1,646	797,864

GAM Holding AG(b)	12,791	138,244

Swiss Life Holding(b)	1,365	124,827

		1,488,667

United Kingdom–8.72%
AstraZeneca PLC	51,827	2,401,237

BHP Billiton PLC	65,481	1,904,421

British American Tobacco PLC	5,676	269,406

BT Group PLC	68,133	201,253

Ladbrokes PLC	118,640	239,584

Next PLC	30,430	1,293,779

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Global Equity Fund

	Shares	Value

United Kingdom–(continued)

Rio Tinto PLC	36,834	$1,783,022

Royal Dutch Shell PLC–Class A	70,598	2,596,038

Royal Dutch Shell PLC–Class B	19,615	747,732

William Hill PLC	99,903	313,943

		11,750,415

United States–51.67%
Activision Blizzard, Inc.	220,700	2,719,024

Aetna Inc.	7,100	299,549

American Capital Ltd.(b)	45,589	306,814

Amgen Inc.	46,300	2,972,923

Apollo Group, Inc.–Class A(b)	48,400	2,607,308

Biogen Idec Inc.(b)	5,000	550,250

Capital One Financial Corp.	16,500	697,785

Cardinal Health, Inc.	39,000	1,583,790

Chevron Corp.	35,600	3,787,840

Cisco Systems, Inc.	57,800	1,045,024

Citigroup Inc.	68,500	1,802,235

Coca-Cola Enterprises, Inc.	36,100	930,658

ConocoPhillips	42,700	3,111,549

Dell Inc.(b)	180,100	2,634,863

Discover Financial Services	73,900	1,773,600

Domtar Corp.	31,000	2,478,760

Dr. Pepper Snapple Group, Inc.	13,300	525,084

Eli Lilly & Co.	9,600	398,976

Entergy Corp.	4,600	336,030

Exxon Mobil Corp.	19,300	1,635,868

Forest Laboratories, Inc.(b)	15,400	466,004

Humana Inc.	13,100	1,147,691

IAC/InterActiveCorp	63,900	2,722,140

International Business Machines Corp.	19,400	3,567,272

ITT Educational Services, Inc.(a)(b)	4,300	244,627

JPMorgan Chase & Co.	61,400	2,041,550

KBR, Inc.	44,600	1,243,002

KeyCorp	65,700	505,233

LSI Corp.	43,200	257,040

M&T Bank Corp.	3,900	297,726

Macy’s, Inc.	17,700	569,586

Marathon Oil Corp.	100,000	2,927,000

Microsoft Corp.	31,400	815,144

Motorola Solutions, Inc.	58,900	2,726,481

Northrop Grumman Corp.	23,628	1,381,765

Pfizer Inc.	128,500	2,780,740

Philip Morris International Inc.	42,000	3,296,160

Sprint Nextel Corp.(b)	194,700	455,598

Torchmark Corp.	9,000	390,510

Travelers Cos., Inc. (The)	20,400	1,207,068

UnitedHealth Group Inc.	56,500	2,863,420

Valero Energy Corp.	110,200	2,319,710

Verizon Communications Inc.	80,200	3,217,624

		69,641,021

Total Common Stocks (Cost $129,241,497)		130,438,539

Money Market Funds–2.76%
Liquid Assets Portfolio–Institutional Class(c)	1,861,593	1,861,593

Premier Portfolio–Institutional Class(c)	1,861,593	1,861,593

Total Money Market Fund (Cost $3,723,186)		3,723,186

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.54% (Cost $132,964,683)		134,161,725

Investments Purchased with Cash Collateral from Securities on Loan–0.84%
Liquid Assets Portfolio–Institutional Class (Cost $1,128,800)(c)(d)	1,128,800	1,128,800

TOTAL INVESTMENTS–100.38% (Cost $134,093,483)		135,290,525

OTHER ASSETS LESS LIABILITIES–(0.38)%		(517,166)

NET ASSETS–100.00%		$134,773,359

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at December 31, 2011.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Global Equity Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (Cost $129,241,497)*	$130,438,539

Investments in affiliated money market funds, at value and cost	4,851,986

Total investments, at value (Cost $134,093,483)	135,290,525

Foreign currencies, at value (Cost $725,813)	715,578

Receivable for:
Deposits with brokers for open futures contracts	222,203

Variation margin	34,043

Fund shares sold	29,749

Dividends	229,353

Investment for trustee deferred compensation and retirement plans	26,009

Other assets	22,611

Total assets	136,570,071

Liabilities:
Payable for:
Fund shares reacquired	421,225

Collateral upon return of securities loaned	1,128,800

Accrued fees to affiliates	113,833

Accrued other operating expenses	66,965

Trustee deferred compensation and retirement plans	65,889

Total liabilities	1,796,712

Net assets applicable to shares outstanding	$134,773,359

Net assets consist of:
Shares of beneficial interest	$243,978,205

Undistributed net investment income	2,892,943

Undistributed net realized gain (loss)	(113,379,143)

Unrealized appreciation	1,281,354

$134,773,359

Net Assets:
Class A	$98,541,947

Class B	$9,313,324

Class C	$9,297,745

Class R	$888,446

Class Y	$598,772

Institutional Class	$16,133,125

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	9,587,652

Class B	955,799

Class C	955,690

Class R	86,292

Class Y	58,168

Institutional Class	1,552,372

Class A:
Net asset value per share	$10.28

Maximum offering price per share (Net asset value of $10.28 divided by 94.50%)	$10.88

Class B:
Net asset value and offering price per share	$9.74

Class C:
Net asset value and offering price per share	$9.73

Class R:
Net asset value and offering price per share	$10.30

Class Y:
Net asset value and offering price per share	$10.29

Institutional Class:
Net asset value and offering price per share	$10.39

*	At December 31, 2011, securities with an aggregate value of $1,088,890 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Global Equity Fund

Statement of Operations

For the year ended December 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $321,650)	$5,328,461

Dividends from affiliated money market funds (includes securities lending income of $77,174)	78,832

Total investment income	5,407,293

Expenses:
Advisory fees	1,245,423

Administrative services fees	50,000

Custodian fees	26,527

Distribution fees:
Class A	282,158

Class B	121,512

Class C	105,909

Class R	5,310

Transfer agent fees — A, B, C, R and Y	482,509

Transfer agent fees — Institutional	2,370

Trustees’ and officers’ fees and benefits	23,697

Other	154,580

Total expenses	2,499,995

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(4,205)

Net expenses	2,495,790

Net investment income	2,911,503

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	10,822,622

Foreign currencies	153,183

Futures contracts	(79,597)

10,896,208

Change in net unrealized appreciation (depreciation) of:
Investment securities	(17,648,088)

Foreign currencies	(8,523)

Futures contracts	86,916

(17,569,695)

Net realized and unrealized gain (loss)	(6,673,487)

Net increase (decrease) in net assets resulting from operations	$(3,761,984)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Global Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2011 and 2010

	2011	2010

Operations:
Net investment income	$2,911,503	$1,777,589

Net realized gain	10,896,208	6,407,401

Change in net unrealized appreciation (depreciation)	(17,569,695)	11,654,140

Net increase (decrease) in net assets resulting from operations	(3,761,984)	19,839,130

Distributions to shareholders from net investment income:
Class A	(1,330,393)	(1,605,468)

Class B	(29,065)	(68,172)

Class C	(28,195)	(53,549)

Class R	(8,680)	(11,253)

Class Y	(10,566)	(11,076)

Institutional Class	(340,871)	(391,580)

Total distributions from net investment income	(1,747,770)	(2,141,098)

Share transactions–net:
Class A	(21,616,264)	(26,874,922)

Class B	(4,723,668)	(6,900,885)

Class C	(1,852,914)	(2,717,280)

Class R	(221,763)	155,694

Class Y	(84,299)	8,841

Institutional Class	(1,860,436)	(1,102,545)

Net increase (decrease) in net assets resulting from share transactions	(30,359,344)	(37,431,097)

Net increase (decrease) in net assets	(35,869,098)	(19,733,065)

Net assets:
Beginning of year	170,642,457	190,375,522

End of year (includes undistributed net investment income of $2,892,943 and $1,574,351, respectively)	$134,773,359	$170,642,457

Notes to Financial Statements

December 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Global Equity Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of sixteen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

13        Invesco Global Equity Fund

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees

14        Invesco Global Equity Fund

and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class. Effective January 1, 2012, the Fund will eliminate the 2% redemption fee, if applicable, assessed on shares of the Fund redeemed or exchanged within 31 days of purchase.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire

15        Invesco Global Equity Fund

but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
N.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.80%

Next $250 million	0.78%

Next $500 million	0.76%

Next $1.5 billion	0.74%

Next $2.5 billion	0.72%

Next $2.5 billion	0.70%

Next $2.5 billion	0.68%

Over $10 billion	0.66%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 2.25%, 3.00%, 3.00%, 2.50%, 2.00% and 2.00%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2013. The Adviser did not waive fees and/or reimburse expenses during the period under the expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2011, the Adviser waived advisory fees and reimbursed Fund expenses of $3,058.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

16        Invesco Global Equity Fund

  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2011, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2011, IDI advised the Fund that IDI retained $11,425 in front-end sales commissions from the sale of Class A shares and $0,$12,351 and $333 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Australia	$499,332	$2,975,852	$—	$3,475,184

Austria	2,095,189	1,419,066	—	3,514,255

Belgium	—	2,100,325	—	2,100,325

Canada	5,692,345	—	—	5,692,345

Germany	—	1,771,023	—	1,771,023

Greece	727,237	—	—	727,237

Hong Kong	—	1,515,000	—	1,515,000

Italy	—	158,187	—	158,187

Japan	10,422,000	4,610,981	—	15,032,981

Netherlands	—	3,195,688	—	3,195,688

New Zealand	—	2,053,604	—	2,053,604

Norway	—	254,983	—	254,983

Portugal	—	1,198,446	—	1,198,446

Singapore	—	236,888	—	236,888

Spain	—	917,050	—	917,050

17        Invesco Global Equity Fund

	Level 1	Level 2	Level 3	Total

Sweden	2,548,510	3,166,730	—	5,715,240

Switzerland	427,732	1,060,935	—	1,488,667

United Kingdom	2,550,502	9,199,913	—	11,750,415

United States	74,493,007	—	—	74,493,007

	$99,455,854	$35,834,671	$—	$135,290,525

Futures*	95,643	—	—	95,643

Total Investments	$99,551,497	$35,834,671	$—	$135,386,168

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2011:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Market risk
Futures contracts(a)	$97,793	$(2,150)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments for the year ended December 31, 2011

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Futures*

Realized Gain (Loss)
Market risk	$(79,597)

Change in Unrealized Appreciation
Market risk	86,916

Total	$7,319

*	The average notional value of futures outstanding during the period was $2,944,605.

Open Futures Contracts
				Unrealized
	Number of	Expiration	Notional	Appreciation
Long Contracts	Contracts	Month	Value	(Depreciation)

CME E-Mini S&P 500 Index	32	March-2012	$2,004,160	$60,892

Dow Jones EURO STOXX 50 Index	27	March-2012	806,556	31,910

FTSE 100 Index	2	March-2012	171,992	4,991

SGX NIKKEI 225 Index	7	March-2012	384,845	(2,150)

Total			$3,367,553	$95,643

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2011, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $1,147.

18        Invesco Global Equity Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2011, the Fund paid legal fees of $1,326 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2011 and 2010:

	2011	2010

Ordinary income	$1,747,770	$2,141,098

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$3,028,886

Net unrealized appreciation — investments	1,131,535

Net unrealized appreciation — other investments	18,435

Temporary book/tax differences	(65,057)

Post-October deferrals	(1,690,384)

Capital loss carryforward	(111,557,375)

Late-Year Ordinary loss deferral	(70,886)

Shares of beneficial interest	243,978,205

Total net assets	$134,773,359

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $12,393,776 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2011, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

December 31, 2016	$46,220,982	$—	$46,220,982

December 31, 2017	65,336,393	—	65,336,393

Total Capital loss carryforward	$111,557,375	$—	$111,557,375

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

19        Invesco Global Equity Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2011 was $132,382,736 and $162,474,766, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$12,104,881

Aggregate unrealized (depreciation) of investment securities	(10,973,346)

Net unrealized appreciation of investment securities	$1,131,535

Cost of investments for tax purposes is $134,158,990.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2011, undistributed net investment income was increased by $154,859, and undistributed net realized gain (loss) was decreased by $154,859. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	Year ended December 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Class A	554,469	$6,063,301	626,072	$6,153,988

Class B	35,902	379,477	101,100	923,955

Class C	123,633	1,262,742	104,533	961,390

Class R	26,387	284,823	33,094	322,070

Class Y	17,859	202,079	41,867	429,928

Institutional Class	57,284	642,000	66,132	647,553

Issued as reinvestment of dividends:
Class A	122,201	1,250,115	138,845	1,466,204

Class B	2,890	28,036	6,583	65,703

Class C	2,774	26,878	4,967	49,522

Class R	847	8,680	1,065	11,253

Class Y	705	7,214	792	8,380

Institutional Class	32,886	340,038	36,629	391,559

Automatic conversion of Class B shares to Class A shares:
Class A	207,162	2,264,695	326,040	3,176,549

Class B	(219,882)	(2,264,695)	(346,199)	(3,176,549)

Reacquired:(b)
Class A	(2,853,606)	(31,194,375)	(3,874,643)	(37,671,663)

Class B	(278,794)	(2,866,486)	(517,309)	(4,713,994)

Class C	(308,859)	(3,142,534)	(404,447)	(3,728,192)

Class R	(47,602)	(515,266)	(18,369)	(177,629)

Class Y	(27,285)	(293,592)	(44,418)	(429,467)

Institutional Class	(263,076)	(2,842,474)	(222,959)	(2,141,657)

Net increase (decrease) in share activity	(2,814,105)	$(30,359,344)	(3,940,625)	$(37,431,097)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 23% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Net of redemption fees of $536 and $5,561 allocated among the classes based on relative net assets of each class for the years ended October 31, 2011 and 2010, respectively.

20        Invesco Global Equity Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses) on								to average		to average net		Ratio of net
	Net asset		securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period(b)	return(c)	(000s omitted)	absorbed		absorbed		net assets		turnover(d)

Class A
Year ended 12/31/11	$10.74	$0.21	$(0.53)	$(0.32)	$(0.14)	$—	$(0.14)	$10.28	(2.98)%	$98,542	1.56	%(e)	1.56	%(e)	1.91	%(e)	86%
Year ended 12/31/10	9.63	0.11	1.14	1.25	(0.14)	—	(0.14)	10.74	13.00	124,102	1.61		1.61		1.09		74
Year ended 12/31/09	7.70	0.09	2.02	2.11	(0.18)	—	(0.18)	9.63	27.47	138,058	1.66		1.66		1.13		72
Year ended 12/31/08	14.81	0.15	(6.67)	(6.52)	(0.03)	(0.56)	(0.59)	7.70	(43.90)	132,058	1.54		1.54		1.22		114
Year ended 12/31/07	16.47	0.22	0.63	0.85	(0.31)	(2.20)	(2.51)	14.81	5.19	317,181	1.39		1.49		1.27		160

Class B
Year ended 12/31/11	10.15	0.12	(0.50)	(0.38)	(0.03)	—	(0.03)	9.74	(3.74)	9,313	2.31	(e)	2.31	(e)	1.16	(e)	86
Year ended 12/31/10	9.09	0.03	1.08	1.11	(0.05)	—	(0.05)	10.15	12.18	14,370	2.36		2.36		0.34		74
Year ended 12/31/09	7.21	0.03	1.88	1.91	(0.03)	—	(0.03)	9.09	26.50	19,741	2.41		2.41		0.38		72
Year ended 12/31/08	14.04	0.06	(6.30)	(6.24)	(0.03)	(0.56)	(0.59)	7.21	(44.32)	22,770	2.29		2.29		0.47		114
Year ended 12/31/07	15.73	0.09	0.59	0.68	(0.17)	(2.20)	(2.37)	14.04	4.33	78,326	2.14		2.24		0.52		160

Class C
Year ended 12/31/11	10.13	0.12	(0.49)	(0.37)	(0.03)	—	(0.03)	9.73	(3.65)	9,298	2.31	(e)	2.31	(e)	1.16	(e)	86
Year ended 12/31/10	9.08	0.03	1.07	1.10	(0.05)	—	(0.05)	10.13	12.09	11,535	2.36		2.36		0.34		74
Year ended 12/31/09	7.20	0.03	1.88	1.91	(0.03)	—	(0.03)	9.08	26.54	13,008	2.41		2.41		0.38		72
Year ended 12/31/08	14.02	0.06	(6.29)	(6.23)	(0.03)	(0.56)	(0.59)	7.20	(44.30)	13,575	2.29		2.29		0.47		114
Year ended 12/31/07	15.71	0.09	0.59	0.68	(0.17)	(2.20)	(2.37)	14.02	4.35	40,480	2.14		2.24		0.52		160

Class R
Year ended 12/31/11	10.74	0.18	(0.52)	(0.34)	(0.10)	—	(0.10)	10.30	(3.13)	888	1.81	(e)	1.81	(e)	1.66	(e)	86
Year ended 12/31/10	9.63	0.08	1.14	1.22	(0.11)	—	(0.11)	10.74	12.68	1,146	1.86		1.86		0.84		74
Year ended 12/31/09	7.68	0.07	2.01	2.08	(0.13)	—	(0.13)	9.63	27.14	875	1.91		1.91		0.88		72
Year ended 12/31/08	14.81	0.11	(6.65)	(6.54)	(0.03)	(0.56)	(0.59)	7.68	(44.03)	607	1.79		1.79		0.97		114
Year ended 12/31/07	16.46	0.18	0.63	0.81	(0.26)	(2.20)	(2.46)	14.81	4.97	488	1.64		1.74		1.02		160

Class Y
Year ended 12/31/11	10.76	0.24	(0.54)	(0.30)	(0.17)	—	(0.17)	10.29	(2.76)	599	1.31	(e)	1.31	(e)	2.16	(e)	86
Year ended 12/31/10	9.65	0.13	1.15	1.28	(0.17)	—	(0.17)	10.76	13.27	720	1.36		1.36		1.34		74
Year ended 12/31/09	7.71	0.12	2.01	2.13	(0.19)	—	(0.19)	9.65	27.69	662	1.41		1.41		1.38		72
Year ended 12/31/08(f)	10.46	0.03	(2.19)	(2.16)	(0.03)	(0.56)	(0.59)	7.71	(20.46)	183	1.53	(g)	1.53	(g)	1.23	(g)	114

Institutional Class
Year ended 12/31/11	10.88	0.28	(0.54)	(0.26)	(0.23)	—	(0.23)	10.39	(2.44)	16,133	0.98	(e)	0.98	(e)	2.49	(e)	86
Year ended 12/31/10	9.77	0.17	1.17	1.34	(0.23)	—	(0.23)	10.88	13.76	18,770	0.97		0.97		1.73		74
Year ended 12/31/09	7.81	0.16	2.06	2.22	(0.26)	—	(0.26)	9.77	28.47	18,031	0.86		0.86		1.93		72
Year ended 12/31/08	14.94	0.22	(6.76)	(6.54)	(0.03)	(0.56)	(0.59)	7.81	(43.64)	12,864	1.07		1.07		1.69		114
Year ended 12/31/07	16.60	0.29	0.63	0.92	(0.38)	(2.20)	(2.58)	14.94	5.58	79,762	0.99		1.67		1.67		160

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $112,863, $12,151, $10,591, $1,062, $709 and $18,302 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of October 3, 2008.
(g)	Annualized.

21        Invesco Global Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)
and Shareholders of Invesco Global Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Global Equity Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 24, 2012
Houston, Texas

22        Invesco Global Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
A	$1,000.00	$894.40	$7.64	$1,017.14	$8.13	1.60%

B	1,000.00	890.60	11.20	1,013.36	11.93	2.35

C	1,000.00	891.30	11.20	1,013.36	11.93	2.35

R	1,000.00	893.80	8.83	1,015.88	9.40	1.85

Y	1,000.00	895.00	6.45	1,018.40	6.87	1.35

Institutional	1,000.00	896.50	4.78	1,020.16	5.09	1.00

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2011 through December 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23        Invesco Global Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2011:

Federal and State Income Tax

Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	96.72%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24        Invesco Global Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	140	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	140	ACE Limited (insurance company); and Investment Company Institute

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco Global Equity Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	1985	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	140	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	140	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

T-2        Invesco Global Equity Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).	N/A	N/A

		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3        Invesco Global Equity Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
Other Officers—(continued)

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Global Equity Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

GEQ-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2011

Invesco Income Allocation Fund
Nasdaq:
A: ALAAX ▪ B: BLIAX ▪ C: CLIAX ▪ R: RLIAX ▪ Y: ALAYX ▪ Institutional: ILAAX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
10	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
19	Financial Highlights
20	Auditor's Report
21	Fund Expenses
22	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This annual report provides important information about your Fund, including its one-year and long-term performance. I encourage you to read this report to learn more about how your Fund is managed, what it invests in and why it performed as it did. Also, this report includes information about your Fund’s management team and a listing of investments held by your Fund at the close of the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012. As we saw in 2011, market sentiment can change suddenly and dramatically – and certainly without advance notice –depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     That’s why the start of a new year is always a good time to catch up with your financial adviser. He or she can explain how your investments performed last year and over the longer term – keeping in mind that past performance cannot guarantee comparable future results. It’s important to remember that an investment’s long-term performance is more important than its performance over the short term. In evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation at the start of the new year, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw last year and may see again this year.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our fund managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
Financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our fund managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser should be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Income Allocation Fund

Bruce Crockett
Dear Fellow Shareholders:
As always, the Invesco Funds Board of Trustees remains committed to putting your interests first. During 2011, we completed an unprecedented number of fund mergers, and I would like to thank investors for taking the time to vote their proxies and helping us effect the consolidations. This reworking of our funds ensures that the depth and breadth of our fund offerings and their cost to shareholders remains highly competitive. We also worked to manage costs throughout the year, and this remains a continuing focus of your Board. We will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Throughout 2011, we experienced volatile, challenging markets that presented significant opportunities and risks for investors.
     Early in the year, protests in the Middle East and Africa led to increases in oil and gas prices. This was followed by the disasters in Japan that led to supply chain disruptions across a number of industries. In Europe, sovereign debt concerns created uncertainty in global markets that remains unresolved. Here in the U.S., prolonged congressional debates over deficits and the debt ceiling resulted in the first-ever downgrade of U.S. long-term debt. Combined, this “imperfect storm” of events took a tremendous toll on global economic growth and created volatility in the markets.
     Across the globe, demographic and economic trends are profoundly reshaping the world’s wealth. Emerging markets such as China, India, Brazil and Russia are experiencing tremendous growth. China is now the world’s second-largest economy. Meanwhile, established markets such as the U.S. and Europe are struggling with debt issues and experiencing much lower rates of growth. We all know the U.S. is a consumer-driven market and, throughout the year, consumers faced numerous headwinds, including elevated energy prices, a dismal housing market and high unemployment.
     This dynamic, challenging market and economic environment underscores once again the value of maintaining a well-diversified investment portfolio. Obviously, none of us can control the markets or global economic trends. However, working with an adviser, we can create a portfolio of funds that may help us meet our financial objectives while taking into account our individual tolerance for risk. Adopting a disciplined approach to saving and investing may help provide the funds needed to buy a house, pay for our children’s education and provide for a comfortable retirement.
     Now is a perfect time to sit down with your financial adviser and review your situation to make sure your portfolio is aligned with your investment objectives. He or she can provide insights into the performance of your existing investments and make suggestions for repositioning your portfolio for the years ahead.
     Based on everything I’ve read, 2012 promises to be just as interesting as the year we’ve left behind, with continued uncertainty in key economies around the world and volatility in the markets. With this in mind, you’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Numerous websites, including Invesco’s, provide a wealth of information about your investments and the latest news regarding global markets.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in 2012.
Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco Income Allocation Fund

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2011, Invesco Income Allocation Fund underperformed its custom style-specific benchmark. In all, it was a challenging year for risky assets. Global developed market equities, as measured by the MSCI World Index, posted negative results for the year amid significant volatility. Global government bonds proved to be the beneficiary of weak returns from risky assets, as investors bid up the asset class while seeking shelter from the storm.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.54%

Class B Shares	2.66

Class C Shares	2.77

Class R Shares	3.18

Class Y Shares	3.70

Institutional Class Shares	3.81

S&P 500 Index▼ (Broad Market Index)	2.09

Custom Income Allocation Index▪ (Style-Specific Index)	5.29

Lipper Mixed-Asset Target Allocation Conservative Funds Index▼ (Peer Group Index)	2.53

Source(s): ▼Lipper Inc.; ▪Invesco, Lipper Inc.

How we invest
Invesco Income Allocation Fund invests in underlying funds diversified among asset classes (bonds, stocks and cash), investment styles (value and blend/core), regions (domestic and international) and market capitalizations (large and mid). These underlying funds include bond funds, which represent 65% of the portfolio, and stock funds, which represent the remaining 35% of the portfolio. The underlying funds invest in a wide range of income-producing securities, which may generate an attractive yield with less price volatility than individual asset classes.
     Invesco Income Allocation Fund invests in underlying funds that may invest a significant portion of their assets in derivative instruments, such as options, futures (including currency futures), forward currency contracts and swap agreements
(including interest rate, currency, total return and credit default swaps). The funds may engage in these transactions for hedging or non-hedging purposes.
     While no fund can guarantee positive performance, the broad portfolio diversification strives to provide exposure to areas of the market that may perform well in any given period. It also attempts to limit exposure to any one area of the market that may be underperforming.
     We establish target asset class weightings and underlying fund selections for the Fund and also monitor the Fund on an ongoing basis. The underlying funds are actively managed by their respective management teams based on individual fund objectives, investment strategies and management techniques.
     While the weightings of various underlying funds in the portfolio may vary from their targets during the year due to market movements, we rebalance the portfolio annually to maintain its target asset class allocations.

Market conditions and your Fund
Entering 2011, the equity gains from late 2010 continued, due in part to accommodative monetary policies by major central banks. Government bond yields, which plunged substantially in March, resumed their upward trend in April. The broad-based upward trend in commodities also remained intact. With the exception of Australia, all of the government fixed income investments in the Fund had a negative contribution during this time. The Fund’s equity exposures were generally positive.
     Volatility returned to global equity and commodities markets during the summer months of 2011. The causes of this volatility included performance of the peripheral European economies and the end of another round of quantitative easing. Bonds benefited during this time as yields declined in response to global economic uncertainty. The Fund’s diversified, strategic exposure to bonds was the largest contributor to returns.
     Volatility of risky assets continued into the third quarter of 2011 as global equities and most commodities experienced meaningful weakness during this time. Bonds and gold had strong returns in the third quarter as investors sought shelter from the volatility. The Fund’s strategic allocation to bonds was instrumental in defending the portfolio against the weakness experienced in equities and commodities during this challenging period.
     To close the reporting period, equities, commodities and bonds all contributed positively to Fund performance. Global equities were up sharply in the fourth quarter. Global government bonds also performed well as yields fell. Commodities, while mixed, were the largest

Portfolio Composition

	Target	% of Total Net Assets
Asset Class	Allocation	as of 12/31/11

Intermediate Term Taxable Investment Grade	38.00%	38.95%

Taxable Non Investment Grade	21.00	20.77

Large Cap Value	15.00	14.58

Sector	8.00	8.61

Real Estate	7.00	6.91

Short Term Taxable Investment Grade	6.00	5.99

International Blend	5.00	4.27
Other Assets Less Liabilities	0.00	-0.08
Based on the composition of the underlying funds.

Total Net Assets	$93.7 million

4 Invesco Income Allocation Fund

contributor to results at the end of the reporting period.
     Of all the underlying funds, Invesco Utilities Fund, Invesco Core Plus Bond Fund and Invesco U.S. Government Fund contributed the most to absolute performance for the reporting period. Only Invesco International Core Equity Fund had a negative contribution to absolute performance. Relative to the Fund’s style-specific index, Invesco High Yield Fund, Invesco Floating Rate Fund, Invesco Core Plus Bond Fund and Invesco Short Term Bond Fund detracted most from performance.
     Please note that the strategy of some of the underlying funds – which include, but are not limited to, Invesco Core Plus Bond Fund – may be principally implemented using derivative instruments.
     Finally, we thank you for your continued commitment to Invesco Income Allocation Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Gary Wendler
Head of Product Development and Investment Performance/Risk, is manager of Invesco Income Allocation Fund. He joined Invesco in 1995. Mr. Wendler earned a B.B.A. in finance from Texas A&M University.

5 Invesco Income Allocation Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es) since Inception
Fund and index data from 10/31/05

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 9
environmental factors. If a real estate related company defaults, an underlying fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.
■	Reverse repurchase agreement risk. Reverse repurchase agreements involve the risk that the market value of securities to be repurchased may decline below the repurchase price or that the other party may default on its obligation, resulting in delays, additional costs or the restriction of proceeds from the sale.
■	Sector fund risk. Certain of the underlying funds’ investments are concentrated in a comparatively narrow segment of the economy, which may make the underlying fund more volatile than non-concentrated funds.
■	Short sales risk. Short sales may cause an underlying fund to repurchase a security at a higher price, causing a loss. As there is no limit on how much the price of the security can increase, the underlying fund’s exposure is unlimited.
■	Small- and mid-capitalization risk. Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
■	Swaps risk. Swaps are subject to credit risk and counterparty risk.
■	U.S. government obligations risk. The Fund may invest in obligations issued by U.S. government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.
■	Utilities sector risk. The following factors may affect an underlying fund’s investments in the utilities sector: governmental regulation, economic factors, ability of the issuer to obtain financing, prices of natural resources and risks associated with nuclear power.

About indexes used in this report
■	The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index.
■	The Custom Income Allocation Index, created by Invesco to serve as a benchmark for Invesco Income Allocation Fund, is composed of the following indexes: Russell 3000, MSCI EAFE, FTSE NAREIT Equity REITs and Barclays Capital U.S. Universal. The composition of the index may change from time to time based on the target asset continued on next page
6 Invesco Income Allocation Fund

Average Annual Total Returns
As of 12/31/11, including maximum applicable sales charges

Class A Shares

Inception (10/31/05)		3.62%

5	Years	1.76

1	Year	-2.14

Class B Shares

Inception (10/31/05)		3.77%

5	Years	1.79

1	Year	-2.32

Class C Shares

Inception (10/31/05)		3.79%

5	Years	2.14

1	Year	1.77

Class R Shares

Inception (10/31/05)		4.30%

5	Years	2.63

1	Year	3.18

Class Y Shares

Inception		4.71%

5	Years	3.08

1	Year	3.70

Institutional Class Shares

Inception (10/31/05)		4.83%

5	Years	3.17

1	Year	3.81
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to
Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 0.88%, 1.63%, 1.63%, 1.13%, 0.63% and 0.63%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.27%, 2.02%, 2.02%, 1.52%, 1.02% and 0.93%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/ or reimbursed expenses, performance would have been lower.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2012. See current prospectus for more information.

2	The expense ratio includes acquired fund fees and expenses of 0.60% for the underlying funds in which the Fund invests.

continued from page 6
allocation of the Fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objective of the Fund.

■	The FTSE NAREIT Equity REITs Index is an unmanaged index considered representative of U.S. REITs.

■	The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.

■	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East.

■	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.
■	The Russell 3000® Index is an unmanaged index considered representative of the U.S. stock market. The Russell 3000 Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

7 Invesco Income Allocation Fund

Invesco Income Allocation Fund’s investment objective is current income and, secondarily, growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2011, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased for new or additional investments. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds.
■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.
■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by an underlying fund in securities bearing the new, lower interest rates, resulting in a possible decline in an underlying fund’s income and distributions to shareholders.
■	Collateralized loan obligations risk. In addition to the normal interest rate, default and other risks of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, an underlying fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.
■	Convertible securities risk. An underlying fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.
■	Counterparty risk. Individually negotiated or over-the-counter derivatives are subject to counterparty risk, which is the risk that the other party to the contract (such as a futures contract or swap agreement) will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.
■	Credit linked notes risk. Risks of credit linked notes include those risks associated with the underlying reference obligation, including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. In the case of a credit linked note created with credit default swaps, the structure will be “funded” such that the par amount of the security will represent the maximum loss that could be incurred on the investment and no leverage is introduced. An investor in a credit linked note bears counterparty risk, or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security.
■	Credit risk. The issuer of instruments in which the underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Currency/exchange rate risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.
■	Defaulted securities risk. Defaulted securities involve the substantial risk that principal will not be repaid. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
■	Derivatives risk. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. An underlying fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.
■	Developing markets securities risk. Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Dollar roll transactions risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the underlying fund may decline below the price of the mortgage-related securities sold by the underlying fund that it is obligated to repurchase.
■	Floating rate risk. Some of the underlying funds may invest in senior secured floating rate loans and debt securities that require collateral. There is a risk that the value of the collateral may not be sufficient to cover the amount owed, collateral securing a loan may be found invalid, and collateral may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid.
■	Foreign securities risk. An underlying fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ALAAX
Class B Shares	BLIAX
Class C Shares	CLIAX
Class R Shares	RLIAX
Class Y Shares	ALAYX
Institutional Class Shares	ILAAX

8 Invesco Income Allocation Fund

taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation, resulting in less publicly available information about the companies.
■	Fund of funds risk. The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.
■	Futures risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events.
■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Income risk. The income you receive from an underlying fund is based primarily on prevailing interest rates, which can vary widely over the short and long term. If interest rates drop, your income from an underlying fund may drop as well.
■	Industry focus risk. To the extent an underlying fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the underlying fund’s performance will depend on the overall condition of those industries, which may be affected by the following factors: the supply of short-term financing; changes in government regulation and interest rates; and overall economy.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Leverage risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction, and the underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair an underlying fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.
■	Liquidity risk. An underlying fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by an underlying fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
■	Master limited partnership (MLP) risk. An MLP is a public limited partnership. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities. The risks of investing in an MLP are similar to those of investing in a partnership and include more flexible governance structures, which could result in less protection for the MLP investor in a corporation. Investors in an MLP would normally not be liable for the debts of the MLP beyond the amount that the investor has contributed, but investors may not be shielded to the same extent that a shareholder of a corporation would be. MLPs are generally considered interest rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
■	Mortgage- and asset-backed securities risk. Certain of the underlying funds may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, an underlying fund may reinvest these early payments at lower interest rates, thereby reducing the underlying fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to an underlying fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.
■	Non-diversification risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.
■	Prepayment risk. An issuer’s ability to prepay principal on a loan or debt security prior to maturity can limit an underlying fund’s potential gains. Prepayments may require the underlying fund to replace the loan or debt security with a lower yielding security, adversely affecting an underlying fund’s yield.
■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	REIT risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to an underlying fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and continued on page 6

9 Invesco Income Allocation Fund

Schedule of Investments

December 31, 2011

Invesco Income Allocation Fund
Schedule of Investments in Affiliated Issuers–100.08%(a)

					Transactions	Change in
	% of				in Connection	Unrealized
	Net	Value	Purchases	Proceeds	with	Appreciation	Realized		Dividend	Shares	Value
	Assets	12/31/10	at Cost	from Sales	Acquisitions	(Depreciation)	Gain (Loss)		Income	12/31/11	12/31/11

Domestic Equity Funds–23.19%
Invesco Diversified Dividend Fund	14.58%	$12,944,748	$2,636,699	$(1,504,985)	$—	$(144,362)	$(117,148)		$266,916	1,149,777	$13,659,359

Invesco Utilities Fund	8.61%	6,841,963	1,396,861	(1,092,177)	—	1,110,940	(191,321)		215,959	475,605	8,066,266

Total Domestic Equity Funds		19,786,711	4,033,560	(2,597,162)	—	966,578	(308,469)		482,875		21,725,625

Fixed-Income Funds–65.71%
Invesco Core Bond Fund	—%	14,125,012	1,207,288	(564,797)	(15,693,633)	1,007,664	(81,534)		282,495	—	—

Invesco Core Plus Bond Fund	17.94%	—	2,770,220	(864,472)	15,693,633	(680,966)	(83,931)		395,822	1,591,381	16,804,984

Invesco Floating Rate Fund	6.96%	5,872,142	1,413,822	(571,533)	—	(82,682)	(108,460)		301,525	868,614	6,523,289

Invesco High Yield Fund	13.81%	12,112,809	3,013,586	(1,465,216)	—	(592,316)	(134,008)		947,007	3,233,714	12,934,855

Invesco Income Fund	—%	7,043,754	639,110	(283,562)	(8,098,797)	766,463	(66,968)		189,430	—	—

Invesco International Total Return Fund	4.92%	4,259,952	1,019,827	(618,843)	—	(115,295)	117,364		232,199	425,594	4,613,439

Invesco Short Term Bond Fund	5.99%	4,760,146	1,409,285	(481,890)	—	(14,144)	(61,966)		129,804	654,013	5,611,431

Invesco U.S. Government Fund	7.37%	5,552,137	1,654,334	(572,151)	—	240,690	33,975		202,486	738,929	6,908,985

Invesco Van Kampen Corporate Bond Fund	8.72%	—	1,097,164	(421,293)	8,098,797	(508,418)	(97,558)		211,883	1,196,002	8,168,692

Total Fixed-Income Funds		53,725,952	14,224,636	(5,843,757)	—	20,996	(483,086)		2,892,651		61,565,675

Foreign Equity Funds–4.27%
Invesco International Core Equity Fund	4.27%	4,547,522	882,568	(679,623)	—	(452,857)	(297,614)		143,487	431,965	3,999,996

Real Estate Funds–6.91%
Invesco Select Real Estate Income Fund	6.91%	5,945,519	1,315,899	(736,010)	—	36,166	(85,657)		282,610	800,484	6,475,917

TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $94,553,849)	100.08%	$84,005,704	$20,456,663	$(9,856,552)	$—	$570,883	$(1,174,826	)(b)	$3,801,623		$93,767,213

OTHER ASSETS LESS LIABILITIES	(0.08)%										(77,198)

NET ASSETS	100.00%										$93,690,015

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The Fund invests in Institutional Class shares of the mutual funds listed.
(b)	Includes $29,500, $155,593 and $49,566 of capital gains from affiliated underlying funds for Invesco Core Plus Bond Fund, Invesco Diversified Dividend Fund, and Invesco International Total Return Fund, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Income Allocation Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments in affiliated underlying funds, at value (Cost $94,553,849)	$93,767,213

Receivable for fund shares sold	88,733

Investment for trustee deferred compensation and retirement plans	13,985

Other assets	30,168

Total assets	93,900,099

Liabilities:
Payable for:
Investments purchased — affiliated underlying funds	5,885

Fund shares reacquired	71,521

Accrued fees to affiliates	72,503

Accrued other operating expenses	39,827

Trustee deferred compensation and retirement plans	20,348

Total liabilities	210,084

Net assets applicable to shares outstanding	$93,690,015

Net assets consist of:
Shares of beneficial interest	$106,832,147

Undistributed net investment income	558,093

Undistributed net realized gain (loss)	(12,913,589)

Unrealized appreciation (depreciation)	(786,636)

$93,690,015

Net Assets:
Class A	$63,727,154

Class B	$6,592,365

Class C	$20,669,158

Class R	$1,172,888

Class Y	$1,501,628

Institutional Class	$26,822

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	6,627,240

Class B	684,885

Class C	2,147,181

Class R	121,892

Class Y	156,165

Institutional Class	2,789

Class A:
Net asset value per share	$9.62

Maximum offering price per share
(Net asset value of $9.62 divided by 94.50%)	$10.18

Class B:
Net asset value and offering price per share	$9.63

Class C:
Net asset value and offering price per share	$9.63

Class R:
Net asset value and offering price per share	$9.62

Class Y:
Net asset value and offering price per share	$9.62

Institutional Class:
Net asset value and offering price per share	$9.62

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Income Allocation Fund

Statement of Operations

For the year ended December 31, 2011

Investment income:
Dividends from affiliated underlying funds	$3,801,623

Other income	366

Total investment income	3,801,989

Expenses:
Administrative services fees	50,000

Custodian fees	7,612

Distribution fees:
Class A	150,515

Class B	68,502

Class C	196,607

Class R	5,411

Transfer agent fees — A, B, C, R and Y	143,297

Transfer agent fees — Institutional	29

Trustees’ and officers’ fees and benefits	21,260

Registration and filing fees	70,528

Other	65,975

Total expenses	779,736

Less: Expenses reimbursed and expense offset arrangement(s)	(332,165)

Net expenses	447,571

Net investment income	3,354,418

Realized and unrealized gain (loss) from:
Net realized gain (loss) on sales of affiliated underlying fund shares	(1,409,485)

Net realized gain from distributions of affiliated underlying fund shares	234,659

Net realized gain (loss) from affiliated underlying fund shares	(1,174,826)

Change in net unrealized appreciation of affiliated underlying fund shares	570,883

Net gain (loss) from affiliated underlying funds	(603,943)

Net increase in net assets resulting from operations	$2,750,475

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Income Allocation Fund

Statement of Changes in Net Assets

For the years ended December 31, 2011 and 2010

	2011	2010

Operations:
Net investment income	$3,354,418	$3,163,512

Net realized gain (loss)	(1,174,826)	(2,204,757)

Change in net unrealized appreciation	570,883	6,519,154

Net increase in net assets resulting from operations	2,750,475	7,477,909

Distributions to shareholders from net investment income:
Class A	(2,224,613)	(2,117,104)

Class B	(200,472)	(220,994)

Class C	(572,781)	(675,031)

Class R	(37,343)	(35,041)

Class Y	(37,777)	(24,386)

Institutional Class	(1,139)	(463)

Total distributions from net investment income	(3,074,125)	(3,073,019)

Share transactions–net:
Class A	8,458,632	3,325,615

Class B	(211,272)	(121,734)

Class C	898,553	(2,195,003)

Class R	93,513	309,294

Class Y	743,028	273,738

Institutional Class	16,707	331

Net increase in net assets resulting from share transactions	9,999,161	1,592,241

Net increase in net assets	9,675,511	5,997,131

Net assets:
Beginning of year	84,014,504	78,017,373

End of year (includes undistributed net investment income of $558,093 and $236,264, respectively)	$93,690,015	$84,014,504

Notes to Financial Statements

December 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Income Allocation Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of sixteen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is current income and, secondarily, growth of capital. The Fund is a “fund of funds”, in that it invests in the Institutional Class of other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”). The Adviser may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are available upon request.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other

13        Invesco Income Allocation Fund

Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end of day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of underlying funds affiliated with the funds as a result of having the same investment advisor are set forth below.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. Interest income is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

14        Invesco Income Allocation Fund

C.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
E.	Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds.
Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2012, to reimburse expenses to the extent necessary to limit total annual operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 0.28%, 1.03%, 1.03%, 0.53%, 0.03% and 0.03% of average daily net assets, respectively. In determining Advisor’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses, and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not fees and expenses incurred by the Fund directly but are fees and expenses, including management fees, of the investment companies in which the Fund invest. As a result, total annual fund operating expenses after expense reimbursement may exceed the expense limits above. You incur these expenses indirectly through the valuation of the Fund’s investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total return of the Fund. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2012.
  For the year ended December 31, 2011, the Adviser reimbursed Fund level expenses of $188,839 and reimbursed class level expenses of $97,025, $11,040, $31,684, $1,744, $1,496 and $29 of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

15        Invesco Income Allocation Fund

  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2011, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2011, IDI advised the Fund that IDI retained $37,356 in front-end sales commissions from the sale of Class A shares and $724, $13,518 and $1,613 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  The underlying funds pay no distribution fees and the Fund pays no sales loads or other similar compensation to IDI for acquiring underlying fund shares.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
  During the year ended December 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$93,767,213	$—	$—	$93,767,213

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $308.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2011, the Fund paid legal fees of $1,224 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

16        Invesco Income Allocation Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2011 and 2010:

	2011	2010

Ordinary income	$3,074,125	$3,073,019

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$577,995

Net unrealized appreciation (depreciation) — investments	(9,448,331)

Temporary book/tax differences	(19,902)

Capital loss carryforward	(4,251,894)

Shares of beneficial interest	106,832,147

Total net assets	$93,690,015

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $172,521 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2011, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

December 31, 2016	$1,679,104	$—	$1,679,104

December 31, 2017	2,118,568	—	2,118,568

December 31, 2018	454,222	—	454,222

Total capital loss carryforward	$4,251,894	$—	$4,251,894

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2011 was $20,456,663 and $9,856,552, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$1,876,221

Aggregate unrealized (depreciation) of investment securities	(11,324,552)

Net unrealized appreciation (depreciation) of investment securities	$(9,448,331)

Cost of investments for tax purposes is $103,215,544.

17        Invesco Income Allocation Fund

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of capital gain distributions, on December 31, 2011, undistributed net investment income was increased by $41,536 and undistributed net realized gain (loss) was decreased by $41,536. These reclassifications had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity

	Year ended December 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Class A	2,396,334	$23,310,387	1,701,479	$15,997,414

Class B	257,397	2,504,611	289,423	2,714,608

Class C	609,727	5,912,379	355,379	3,335,373

Class R	43,121	418,621	43,661	412,075

Class Y	127,972	1,229,326	37,440	361,393

Institutional Class	4,040	39,619	—	—

Issued as reinvestment of dividends:
Class A	186,710	1,795,298	190,356	1,779,503

Class B	17,906	172,494	21,027	196,766

Class C	49,249	474,068	60,937	570,120

Class R	3,879	37,343	3,741	35,041

Class Y	3,051	29,416	2,348	21,989

Institutional Class	63	607	36	331

Automatic conversion of Class B shares to Class A shares:
Class A	105,508	1,030,549	115,582	1,083,978

Class B	(105,475)	(1,030,549)	(115,576)	(1,083,978)

Reacquired:
Class A	(1,822,441)	(17,677,602)	(1,657,959)	(15,535,280)

Class B	(190,529)	(1,857,828)	(208,942)	(1,949,130)

Class C	(563,048)	(5,487,894)	(648,251)	(6,100,496)

Class R	(36,789)	(362,451)	(14,612)	(137,822)

Class Y	(53,371)	(515,714)	(11,595)	(109,644)

Institutional Class	(2,458)	(23,519)	—	—

Net increase in share activity	1,030,846	$9,999,161	164,474	$1,592,241

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 41% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

18        Invesco Income Allocation Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses) on								to average		to average net		Ratio of net
	Net asset		securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period	return(b)	(000s omitted)	absorbed(c)		absorbed		net assets		turnover(d)

Class A
Year ended 12/31/11	$9.64	$0.39	$(0.05)	$0.34	$(0.36)	$—	$(0.36)	$9.62	3.54%	$63,727	0.28	%(e)	0.65	%(e)	4.00	%(e)	11%
Year ended 12/31/10	9.13	0.40	0.50	0.90	(0.39)	—	(0.39)	9.64	10.02	55,556	0.28		0.67		4.22		16
Year ended 12/31/09	7.94	0.41	1.19	1.60	(0.41)	—	(0.41)	9.13	20.80	49,394	0.28		0.74		4.94		20
Year ended 12/31/08	10.60	0.55	(2.46)	(1.91)	(0.55)	(0.20)	(0.75)	7.94	(18.88)	43,926	0.28		0.67		5.69		27
Year ended 12/31/07	10.85	0.54	(0.17)	0.37	(0.47)	(0.15)	(0.62)	10.60	3.40	60,193	0.28		0.70		4.92		10

Class B
Year ended 12/31/11	9.65	0.31	(0.05)	0.26	(0.28)	—	(0.28)	9.63	2.77	6,592	1.03	(e)	1.40	(e)	3.25	(e)	11
Year ended 12/31/10	9.13	0.33	0.51	0.84	(0.32)	—	(0.32)	9.65	9.31	6,811	1.03		1.42		3.47		16
Year ended 12/31/09	7.95	0.35	1.18	1.53	(0.35)	—	(0.35)	9.13	19.74	6,573	1.03		1.49		4.19		20
Year ended 12/31/08	10.61	0.48	(2.46)	(1.98)	(0.48)	(0.20)	(0.68)	7.95	(19.46)	7,177	1.03		1.42		4.94		27
Year ended 12/31/07	10.86	0.46	(0.17)	0.29	(0.39)	(0.15)	(0.54)	10.61	2.62	11,412	1.03		1.45		4.17		10

Class C
Year ended 12/31/11	9.65	0.31	(0.05)	0.26	(0.28)	—	(0.28)	9.63	2.77	20,669	1.03	(e)	1.40	(e)	3.25	(e)	11
Year ended 12/31/10	9.14	0.33	0.50	0.83	(0.32)	—	(0.32)	9.65	9.18	19,802	1.03		1.42		3.47		16
Year ended 12/31/09	7.95	0.35	1.19	1.54	(0.35)	—	(0.35)	9.14	19.87	20,859	1.03		1.49		4.19		20
Year ended 12/31/08	10.61	0.48	(2.46)	(1.98)	(0.48)	(0.20)	(0.68)	7.95	(19.47)	19,324	1.03		1.42		4.94		27
Year ended 12/31/07	10.86	0.46	(0.17)	0.29	(0.39)	(0.15)	(0.54)	10.61	2.62	25,286	1.03		1.45		4.17		10

Class R
Year ended 12/31/11	9.65	0.36	(0.06)	0.30	(0.33)	—	(0.33)	9.62	3.18	1,173	0.53	(e)	0.90	(e)	3.75	(e)	11
Year ended 12/31/10	9.13	0.37	0.51	0.88	(0.36)	—	(0.36)	9.65	9.86	1,078	0.53		0.92		3.97		16
Year ended 12/31/09	7.95	0.39	1.18	1.57	(0.39)	—	(0.39)	9.13	20.34	721	0.53		0.99		4.69		20
Year ended 12/31/08	10.61	0.52	(2.45)	(1.93)	(0.53)	(0.20)	(0.73)	7.95	(19.06)	419	0.53		0.92		5.44		27
Year ended 12/31/07	10.86	0.51	(0.17)	0.34	(0.44)	(0.15)	(0.59)	10.61	3.14	394	0.53		0.95		4.67		10

Class Y
Year ended 12/31/11	9.65	0.41	(0.06)	0.35	(0.38)	—	(0.38)	9.62	3.70	1,502	0.03	(e)	0.40	(e)	4.25	(e)	11
Year ended 12/31/10	9.13	0.42	0.51	0.93	(0.41)	—	(0.41)	9.65	10.42	757	0.03		0.42		4.47		16
Year ended 12/31/09	7.94	0.44	1.18	1.62	(0.43)	—	(0.43)	9.13	21.10	459	0.03		0.49		5.19		20
Year ended 12/31/08(f)	8.93	0.12	(0.94)	(0.82)	(0.17)	—	(0.17)	7.94	(9.14)	234	0.03	(g)	0.57	(g)	5.94	(g)	27

Institutional Class
Year ended 12/31/11	9.64	0.41	(0.05)	0.36	(0.38)	—	(0.38)	9.62	3.81	27	0.03	(e)	0.34	(e)	4.25	(e)	11
Year ended 12/31/10	9.13	0.42	0.50	0.92	(0.41)	—	(0.41)	9.64	10.30	11	0.03		0.33		4.47		16
Year ended 12/31/09	7.94	0.43	1.19	1.62	(0.43)	—	(0.43)	9.13	21.10	10	0.04		0.39		5.18		20
Year ended 12/31/08	10.60	0.56	(2.44)	(1.88)	(0.58)	(0.20)	(0.78)	7.94	(18.67)	12	0.04		0.36		5.93		27
Year ended 12/31/07	10.85	0.57	(0.17)	0.40	(0.50)	(0.15)	(0.65)	10.60	3.66	10	0.03		0.33		5.17		10

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.65%, 0.60%, 0.62%, 0.71% and 0.69% for the years ended December 31, 2011, December 31, 2010, December 31, 2009, December 31, 2008 and December 31, 2007, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s) of $60,206, $6,850, $19,661, $1,082, $928 and $29 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(f)	Commencement date of October 3, 2008.
(g)	Annualized.

19        Invesco Income Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)
and Shareholders of Invesco Income Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Income Allocation Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 24, 2012
Houston, Texas

20        Invesco Income Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011, through December 31, 2011.
  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
A	$1,000.00	$992.10	$1.41	$1,023.79	$1.43	0.28%

B	1,000.00	987.40	5.16	1,020.01	5.24	1.03

C	1,000.00	988.40	5.16	1,020.01	5.24	1.03

R	1,000.00	990.90	2.66	1,022.53	2.70	0.53

Y	1,000.00	993.40	0.15	1,025.05	0.15	0.03

Institutional	1,000.00	993.40	0.15	1,025.05	0.15	0.03

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2011 through December 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21        Invesco Income Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2011:

Federal and State Income Tax

Qualified Dividend Income*	18.59%
Corporate Dividends Received Deduction*	14.18%
U.S. Treasury Obligations*	2.70%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

22        Invesco Income Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	140	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	140	ACE Limited (insurance company); and Investment Company Institute

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco Income Allocation Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	1985	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	140	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	140	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

T-2        Invesco Income Allocation Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).	N/A	N/A

		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3        Invesco Income Allocation Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
	Other Officers—(continued)

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Income Allocation Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

INCAL-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2011

Invesco International Allocation Fund
Nasdaq:
A: AINAX ▪ B: INABX ▪ C: INACX ▪ R: RINAX ▪ Y: AINYX ▪ Institutional: INAIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
10	Financial Statements
12	Notes to Financial Statements
18	Financial Highlights
19	Auditor’s Report
20	Fund Expenses
21	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This annual report provides important information about your Fund, including its one-year and long-term performance. I encourage you to read this report to learn more about how your Fund is managed, what it invests in and why it performed as it did. Also, this report includes information about your Fund’s management team and a listing of investments held by your Fund at the close of the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012. As we saw in 2011, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     That’s why the start of a new year is always a good time to catch up with your financial adviser. He or she can explain how your investments performed last year and over the longer term – keeping in mind that past performance cannot guarantee comparable future results. It’s important to remember that an investment’s long-term performance is more important than its performance over the short term. In evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation at the start of the new year, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw last year and may see again this year.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our fund managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
Financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our fund managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser should be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco International Allocation Fund

   Bruce Crockett
Dear Fellow Shareholders:
As always, the Invesco Funds Board of Trustees remains committed to putting your interests first. During 2011, we completed an unprecedented number of fund mergers, and I would like to thank investors for taking the time to vote their proxies and helping us effect the consolidations. This reworking of our funds ensures that the depth and breadth of our fund offerings and their cost to shareholders remains highly competitive. We also worked to manage costs throughout the year, and this remains a continuing focus of your Board. We will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Throughout 2011, we experienced volatile, challenging markets that presented significant opportunities and risks for investors.
     Early in the year, protests in the Middle East and Africa led to increases in oil and gas prices. This was followed by the disasters in Japan that led to supply chain disruptions across a number of industries. In Europe, sovereign debt concerns created uncertainty in global markets that remains unresolved. Here in the U.S., prolonged congressional debates over deficits and the debt ceiling resulted in the first-ever downgrade of U.S. long-term debt. Combined, this “imperfect storm” of events took a tremendous toll on global economic growth and created volatility in the markets.
     Across the globe, demographic and economic trends are profoundly reshaping the world’s wealth. Emerging markets such as China, India, Brazil and Russia are experiencing tremendous growth. China is now the world’s second-largest economy. Meanwhile, established markets such as the U.S. and Europe are struggling with debt issues and experiencing much lower rates of growth. We all know the U.S. is a consumer-driven market and, throughout the year, consumers faced numerous headwinds, including elevated energy prices, a dismal housing market and high unemployment.
     This dynamic, challenging market and economic environment underscores once again the value of maintaining a well-diversified investment portfolio. Obviously, none of us can control the markets or global economic trends. However, working with an adviser, we can create a portfolio of funds that may help us meet our financial objectives while taking into account our individual tolerance for risk. Adopting a disciplined approach to saving and investing may help provide the funds needed to buy a house, pay for our children’s education and provide for a comfortable retirement.
     Now is a perfect time to sit down with your financial adviser and review your situation to make sure your portfolio is aligned with your investment objectives. He or she can provide insights into the performance of your existing investments and make suggestions for repositioning your portfolio for the years ahead.
     Based on everything I’ve read, 2012 promises to be just as interesting as the year we’ve left behind, with continued uncertainty in key economies around the world and volatility in the markets. With this in mind, you’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Numerous websites, including Invesco’s, provide a wealth of information about your investments and the latest news regarding global markets.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in 2012.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco International Allocation Fund

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2011, Invesco International Allocation Fund, at net asset value (NAV), delivered negative returns, but fared better than the Fund’s broad market/style-specific index, the MSCI All Country (AC) World Ex-U.S. Index. The Fund’s broad diversification across styles, market caps, and developed and emerging markets helped it navigate the volatile market environment.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-8.57%

Class B Shares	-9.21

Class C Shares	-9.21

Class R Shares	-8.81

Class Y Shares	-8.30

Institutional Class Shares	-8.34

MSCI EAFE Index▼(Former Broad Market/Style-Specific Index)*	-12.14

MSCI AC World Ex-U.S. Index▼(Broad Market/Style-Specific Index)*	-13.71

Lipper International Multi-Cap Core Funds Index▼(Peer Group Index)	-11.97

Source(s): ▼Lipper Inc.

*	During the reporting period, the Fund has elected to use the MSCI AC World Ex-U.S. Index as its broad market/style-specific index rather than the MSCI EAFE Index because the MSCI AC World Ex-U.S. Index more appropriately reflects the Fund’s investment style.

How we invest
The Fund offers investors convenient entry into international markets through a single, broadly diversified portfolio that has the flexibility to invest across investment styles (growth, value and core), market capitalizations (small and large), sectors and countries (both emerging and developed).
     The portfolio blends six unique, complementary funds – Invesco International Core Equity Fund, Invesco International Growth Fund, PowerShares International Dividend AchieversTM Portfolio, Invesco International Small Company Fund, Invesco Developing Markets Fund and Invesco Emerging Markets Equity Fund – to create a versatile core holding that provides broad international diversification across both developed and emerging markets.
     We determine target asset class weightings and underlying fund selections for the Fund and monitor the Fund on an ongoing basis. The underlying funds in the portfolio are actively managed by their respective management teams based on individual fund objectives, investment strategies and management techniques. While the weightings of various underlying funds in the portfolio may vary from their targets during the year due to market movements, we rebalance the portfolio annually to maintain the target asset class allocations.

Market conditions and your Fund
Many of the headwinds that buffeted global stock markets in 2010 continued through 2011, with markets posting some of their sharpest declines since 2008. Notably, the eurozone debt crisis surrounding Greece and other southern European nations, including Spain, Portugal and Italy, became an unresolved, multichapter economic saga. European Union leaders’ seeming lack of clarity and direction in how to address solvency and fiscal deficit concerns increased market unrest. Although the U.S. economy continued growing in 2011, the Standard & Poor’s downgrade of the U.S. government’s credit rating, high unemployment and a still-weak housing market created uncertainty for investors. The earthquake and tsunami that battered Japan’s northeast coast in March and caused a prolonged nuclear disaster also disrupted global stock markets.
     Market uncertainty in developed economies spilled over into emerging markets. This less-than-positive outlook, coupled with rising inflation, hampered growth in developing nations. Multiple interest rate hikes were enacted to head off inflation, which squeezed growth margins. China, often considered Asia’s economic engine, also contended with the potential for a real estate bubble due to a slowing property market. Political uprisings in the Middle East shook the global economy as well.
     Throughout the year, investors favored risk-on/risk-off trades, which created significant positive and negative market swings. This trend pushed most asset classes into negative territory, while less-risky assets, such as bonds, tended to have positive results in 2011. Though stocks experienced a turbulent year, equity markets rallied in the fourth quarter. Despite overall slower growth, corporations in general maintained solid economic health.
     In this risk-averse market environment, the Fund declined less than its broad market/style-specific benchmark, the MSCI AC World Ex-U.S. Index. Although down for the reporting period, four of the five funds that comprised Invesco International Allocation Fund for the whole period, at NAV, outperformed the MSCI AC World Ex-U.S. Index for the year.
     Invesco International Core Equity Fund, which has a foreign large-cap blend investment mandate, is the largest allocation in Invesco International Allocation Fund with a target weight of 31%. The fund invests primarily in stocks of

Portfolio Composition

	Target	% of Total Net Assets
Asset Class	Allocation	as of 12/31/11

Emerging Markets	9.00%	8.41%

International/Global Blend	31.00	30.18

International/Global Growth	32.50	32.88

International/Global Value	27.50	28.16

Cash Equivalents Plus Other Assets Less Liabilities	0.00	0.37
Based on the composition of the underlying funds.

Total Net Assets	$175.3 million

4 Invesco International Allocation Fund

mid- and large-cap foreign companies with a record of stable earnings and strong balance sheets. The fund stayed true to its process and benefited from its quality orientation in stock selection in several sectors, including consumer staples, telecommunication services and utilities. However, it lagged the MSCI AC World Ex-U.S. Index, with key detractors to relative results coming mainly from select holdings in the industrials, information technology and consumer discretionary sectors. From a geographic perspective, the fund’s exposure to continental Europe was a detractor from relative results during the fiscal year as well.
     PowerShares International Dividend AchieversTM Portfolio, an exchange-traded fund (ETF) that invests predominantly in non-U.S. dividend-paying stocks, is the next largest allocation in Invesco International Allocation Fund with a target weight of 27.5%. The portfolio is designed to identify an international group of American Depositary Receipts (ADRs) that have increased their annual dividend for five or more consecutive fiscal years. Over the reporting period, the portfolio outperformed the MSCI AC World Ex-U.S. Index in nine of 10 market sectors, with the largest contributors coming from the financials, consumer staples, energy, health care and utilities sectors. The portfolio’s underweight exposure to materials and overweight exposure to health care also supported relative results. Geographically, the portfolio’s meaningful exposure to a strong Canadian market contributed to both absolute and relative outperformance. The U.S., U.K. and Canada were the largest country-level contributors, while exposure to Israel detracted from relative results.
     Invesco International Growth Fund, which has a foreign large/mid-cap growth investment mandate, is the next largest allocation in Invesco International Allocation Fund with a target weight of 22.5%. The fund delivered a negative return for the fiscal year but fared better than the MSCI AC World Ex-U.S. Index due largely to stock selection. In broad geographic terms, the fund outperformed the style-specific index in both Europe and Asia. Outperformance in Europe was led by strong results in the U.K., which at about 20% was the fund’s largest single-country exposure. In Asia, the fund’s exposure to Japan was the key driver of relative results. The effects of the March earthquake and tsunami in Japan have largely passed, and production levels returned to normal. However, Japan faced the effects of a new natural disaster with flooding in Thailand, which Japanese manufacturers use as a production hub. The yen’s continued strength and weak export numbers to the U.S. and Europe produced a steady stream of earnings growth downgrades as well. As a result, the fund’s underweight position in Japan contributed positively to relative performance.
     Invesco International Small Company Fund, which has a pure small-cap investment mandate, is the next largest allocation in Invesco International Allocation Fund with a target weight of 10%. During a period when markets were generally risk-averse, international large-cap stocks, though down, fared better during the year than stocks of smaller companies. Despite this, the fund posted significantly smaller losses than the all-cap MSCI AC World Ex.-U.S. Index. Although small-cap stocks suffered during the reporting period, they presented the portfolio management team with an opportunity to purchase high-quality growth prospects in the form of smaller, less-followed companies.
     Invesco Developing Markets Fund, which has a pure emerging markets investment mandate, is one of the two smallest allocations in Invesco International Allocation Fund with a target weight of 4.5%. In emerging market countries, investors grew risk-averse on news of potential defaults in Europe as well as slowing growth and accounting concerns in China, leading to a relatively indiscriminate correction in almost all emerging market countries. Concerns about potential overheating in emerging market economies and potential double-dip recession in developed economies continued to foster uncertainty about the pace and vigor of a global economic recovery. Despite this added headwind, the fund at NAV outperformed the developed and emerging market focused MSCI AC World Ex.-U.S. Index. Stock selection combined with a higher-than-average cash position during the reporting period was advantageous in a year when markets were plagued with volatility. It’s important to note that the portfolio management team does not use cash for “top-down” tactical asset allocation purposes.
     Invesco Emerging Markets Equity Fund, which is similar to Invesco Developing Markets Fund (but managed by a different team using a different process), also has a pure emerging markets mandate and a target weight of 4.5% of Invesco International Allocation Fund. This portfolio was added to the Fund on September 1, 2011, with the aim of providing additional diversification in the emerging markets arena. It did not have a significant effect on the overall portfolio.
     Also on September 1, 2011, the broad market/style-specific benchmark for Invesco International Allocation Fund changed from the MSCI EAFE Index to the MSCI AC World Ex-U.S. Index. The MSCI AC World Ex-U.S. Index more appropriately reflects the Fund’s investment style.
     In closing, volatile markets can test an investor’s resolve, but it’s worth remembering that real investment opportunity can present itself when the markets are turbulent. We welcome any new investors who have joined the Fund during the fiscal year, and we thank all of our shareholders for your continued investment in Invesco International Allocation Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Gary Wendler
Head of Product Development and Investment Performance/Risk, is manager of Invesco International Allocation Fund. He joined Invesco in 1995. Mr. Wendler earned a B.B.A. in finance from Texas A&M University.

5 Invesco International Allocation Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es) since Inception
Fund and index data from 10/31/05

Past performance cannot guarantee comparable future results.
     During the reporting period, the Fund has elected to use the MSCI AC World Ex-U.S. Index as its broad market/style-specific index rather than the MSCI EAFE Index because the MSCI AC World Ex-U.S. Index more appropriately reflects the Fund’s investment style.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

■	Market risk. The prices of and the income generated by an underlying fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

About indexes used in this report
■	The Lipper International Multi-Cap Core Funds Index is an unmanaged index considered representative of international multi-cap core funds tracked by Lipper.
■	The MSCI AC World Ex-U.S. Index is an unmanaged index considered representative of stock markets of developed and emerging markets, excluding those of the U.S.
■	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East.
■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require continued on next page
6 Invesco International Allocation Fund

Average Annual Total Returns
As of 12/31/11, including maximum applicable sales charges

Class A Shares

Inception (10/31/05)		1.93%

5	Years	-3.75

1	Year	-13.62

Class B Shares

Inception (10/31/05)		2.11%

5	Years	-3.70

1	Year	-13.72

Class C Shares

Inception (10/31/05)		2.11%

5	Years	-3.39

1	Year	-10.11

Class R Shares

Inception (10/31/05)		2.62%

5	Years	-2.90

1	Year	-8.81

Class Y Shares

Inception		3.01%

5	Years	-2.49

1	Year	-8.30

Institutional Class Shares

Inception (10/31/05)		3.13%

5	Years	-2.42

1	Year	-8.34
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.31%, 2.06%, 2.06%, 1.56%, 1.06% and 1.04%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.52%, 2.27%, 2.27%, 1.77%, 1.27% and 1.04%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/ or reimbursed expenses on the Fund’s Class A, B, C, R and Y shares, performance would have been lower.
     A redemption fee of 2% is imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus. Effective January 1, 2012, after the close of the reporting period, the Fund will eliminate the redemption fee, if applicable, assessed on shares of the Fund redeemed or exchanged within 31 days of purchase.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2012. See current prospectus for more information.
2	The expense ratio includes acquired fund fees and expenses of 0.88% for the underlying funds in which the Fund invests.

continued from page 6

adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

■	Invesco Distributors, Inc. is the distributor of the PowerShares Exchange-Traded Fund Trust. Invesco PowerShares Capital Management LLC and Invesco Distributors, Inc. are indirect, wholly owned subsidiaries of Invesco Ltd. Shares of PowerShares International Dividend AchieversTM
Portfolio are not individually redeemable, and owners of the Shares may acquire those Shares from the Fund and tender those Shares for redemption to the Fund in Creation Units only, typically consisting of aggregations of 50,000 shares.

7 Invesco International Allocation Fund

Invesco International Allocation Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2011, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased or acquired by exchange from share classes other than Class B shares. Please see the prospectus for more information.
■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.
■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Derivatives risk. Derivatives may be more difficult to purchase, sell or value than other investments and may be subject to market, interest rate, credit, leverage, counterparty and management risks. An underlying fund investing in a derivative could lose more than the cash amount invested or incur higher taxes. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.
■	Developing markets securities risk. Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■	Exchange-traded funds (ETFs) risk. An investment by the Fund or underlying fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, an ETF may be subject to the following: (1) a discount of the ETF’s shares to its net asset value; (2) failure to develop an active trading market for the ETF’s shares; (3) the listing exchange halting trading of the ETF’s shares; (4) failure of the ETF’s shares to track the referenced index; and (5) holding troubled securities in the referenced index. ETFs may involve duplication of management fees and certain other expenses, as the Fund or underlying fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests. Further, certain of the ETFs in which the Fund or underlying fund may invest are leveraged. The more the Fund or underlying fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.

■	Foreign securities risk. An underlying fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation, resulting in less publicly available information about the companies.
■	Fund of funds risk. The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.
■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Leverage risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction, and the underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair an underlying fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.
■	Management risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results.
continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	AINAX
Class B Shares	INABX
Class C Shares	INACX
Class R Shares	RINAX
Class Y Shares	AINYX
Institutional Class Shares	INAIX

8 Invesco International Allocation Fund

Schedule of Investments

December 31, 2011

Invesco International Allocation Fund
Schedule of Investments in Affiliated Issuers–100.17%(a)

					Change in
	% of				Unrealized
	Net	Value	Purchases	Proceeds	Appreciation	Realized		Dividend	Shares	Value
	Assets	12/31/10	at Cost	from Sales	(Depreciation)	Gain (Loss)		Income	12/31/11	12/31/11

Foreign Equity Funds–99.63%
Invesco Developing Markets Fund	4.38%	$10,679,901	$711,737	$(2,434,091)	$(1,381,178)	$356,018		$—	269,374	$7,679,859

Invesco Emerging Markets Equity Fund	4.03%	—	8,730,142	(292,278)	(1,334,989)	(45,577)		107,707	954,979	7,057,298

Invesco International Core Equity Fund	30.18%	72,926,975	5,585,348	(14,720,978)	(4,314,023)	(6,581,904)		1,933,578	5,712,248	52,895,418

Invesco International Growth Fund	22.74%	46,667,953	2,701,704	(6,063,966)	(2,839,964)	(605,347)		689,201	1,556,438	39,860,380

Invesco International Small Company Fund	10.14%	23,198,447	1,139,161	(5,908,722)	1,710,562	(2,360,750)		317,980	996,006	17,778,698

PowerShares International Dividend Achievers Portfolio–ETF	28.16%	54,532,047	3,743,152	(6,036,156)	(2,382,459)	(488,470)		1,659,309	3,388,340	49,368,114

Total Foreign Equity Funds		208,005,323	22,611,244	(35,456,191)	(10,542,051)	(9,726,030)		4,707,775	12,877,385	174,639,767

Money Market Funds–0.54%
Liquid Assets Portfolio	0.27%	734,287	10,560,772	(10,816,941)	—	—		266	478,118	478,118

Premier Portfolio	0.27%	734,287	10,560,773	(10,816,942)	—	—		163	478,118	478,118

Total Money Market Funds		1,468,574	21,121,545	(21,633,883)	—	—		429	956,236	956,236

TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $208,506,274)	100.17%	$209,473,897	$43,732,789	$(57,090,074)	$(10,542,051)	$(9,726,030	)(b)	$4,708,204		$175,596,003

OTHER ASSETS LESS LIABILITIES	(0.17)%									(297,989)

NET ASSETS	100.00%									$175,298,014

Investment Abbreviations:

ETF – Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The Fund invests in Institutional Class shares of the mutual funds listed. The Fund invests in the fund shares of the Exchange-Traded Fund.
(b)	Includes $252,528 of capital gains from Invesco Developing Markets Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco International Allocation Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments in affiliated underlying funds, at value (Cost $208,506,274)	$175,596,003

Receivable for:
Fund shares sold	614,383

Dividends	34

Investment for trustee deferred compensation and retirement plans	14,993

Other assets	28,833

Total assets	176,254,246

Liabilities:
Payable for:
Investments purchased	40,676

Fund shares reacquired	335,253

Amount due custodian	320,224

Accrued fees to affiliates	176,688

Accrued other operating expenses	48,591

Trustee deferred compensation and retirement plans	34,800

Total liabilities	956,232

Net assets applicable to shares outstanding	$175,298,014

Net assets consist of:
Shares of beneficial interest	$291,996,984

Undistributed net investment income	3,547,443

Undistributed net realized gain (loss)	(87,336,142)

Unrealized appreciation (depreciation)	(32,910,271)

$175,298,014

Net Assets:
Class A	$123,676,788

Class B	$12,392,294

Class C	$29,726,972

Class R	$4,928,731

Class Y	$4,396,427

Institutional Class	$176,802

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	13,632,835

Class B	1,380,073

Class C	3,311,348

Class R	545,049

Class Y	484,776

Institutional Class	19,419

Class A:
Net asset value per share	$9.07

Maximum offering price per share (Net asset value of $9.07 divided by 94.50%)	$9.60

Class B:
Net asset value and offering price per share	$8.98

Class C:
Net asset value and offering price per share	$8.98

Class R:
Net asset value and offering price per share	$9.04

Class Y:
Net asset value and offering price per share	$9.07

Institutional Class:
Net asset value and offering price per share	$9.10

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco International Allocation Fund

Statement of Operations

For the year ended December 31, 2011

Investment income:
Dividends from affiliated underlying funds	$4,708,204

Other income	386

Total investment income	4,708,590

Expenses:
Administrative services fees	50,000

Custodian fees	10,795

Distribution fees:
Class A	339,237

Class B	151,668

Class C	354,187

Class R	26,340

Transfer agent fees — A, B, C, R and Y	558,604

Transfer agent fees — Institutional	127

Trustees’ and officers’ fees and benefits	25,383

Other	156,307

Total expenses	1,672,648

Less: Expenses reimbursed and expense offset arrangement(s)	(447,567)

Net expenses	1,225,081

Net investment income	3,483,509

Realized and unrealized gain (loss) from:
Net realized gain (loss) on sales of affiliated underlying fund shares	(9,978,558)

Net realized gain from distributions of affiliated underlying fund shares	252,528

Net realized gain (loss) from affiliated underlying fund shares	(9,726,030)

Change in net unrealized appreciation (depreciation) of affiliated underlying fund shares	(10,542,051)

Net gain (loss) from affiliated underlying funds	(20,268,081)

Net increase (decrease) in net assets resulting from operations	$(16,784,572)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco International Allocation Fund

Statement of Changes in Net Assets

For the years ended December 31, 2011 and 2010

	2011	2010

Operations:
Net investment income	$3,483,509	$2,638,105

Net realized gain (loss)	(9,726,030)	(13,591,939)

Change in net unrealized appreciation (depreciation)	(10,542,051)	32,541,619

Net increase (decrease) in net assets resulting from operations	(16,784,572)	21,587,785

Distributions to shareholders from net investment income:
Class A	(2,146,251)	(2,762,003)

Class B	(96,162)	(230,723)

Class C	(229,007)	(532,336)

Class R	(69,055)	(100,816)

Class Y	(83,627)	(110,839)

Institutional Class	(3,600)	(1,958)

Total distributions from net investment income	(2,627,702)	(3,738,675)

Share transactions–net:
Class A	(3,013,742)	(20,760,576)

Class B	(3,540,121)	(3,436,850)

Class C	(6,957,447)	(5,655,560)

Class R	(240,796)	545,401

Class Y	(103,940)	599,563

Institutional Class	100,679	15,365

Net increase (decrease) in net assets resulting from share transactions	(13,755,367)	(28,692,657)

Net increase (decrease) in net assets	(33,167,641)	(10,843,547)

Net assets:
Beginning of year	208,465,655	219,309,202

End of year (includes undistributed net investment income of $3,547,443 and $2,596,084, respectively)	$175,298,014	$208,465,655

Notes to Financial Statements

December 31, 2011

NOTE 1—Significant Accounting Policies

Invesco International Allocation Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of sixteen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is to provide long-term growth of capital. The Fund is a “fund of funds,” in that it invests in mutual funds advised by Invesco Advisers, Inc. (“Invesco”) or exchange traded funds advised by Invesco Powershares Capital Management LLC (“PowerShares Capital”), an affiliate of Invesco. Invesco and PowerShares Capital are affiliates of each other as they are indirect wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations, the underlying funds or target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are available upon request.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital

12        Invesco International Allocation Fund

gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end of day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund as a result of having the same investment adviser are set forth below.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. Interest income is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

13        Invesco International Allocation Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
E.	Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds.
Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class. Effective January 1, 2012, the Fund will eliminate the 2% redemption fee, if applicable, assessed on shares of the Fund redeemed or exchanged within 31 days of purchase.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Funds do not pay an advisory fee. However, each Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2012, to reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 0.43%, 1.18%, 1.18%, 0.68%, 0.18% and 0.18%, respectively, of average daily net assets. In determining the Adviser’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not fees and expenses incurred by the Fund directly but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, total annual fund operating expenses may exceed the expense limits above. You incur these expenses indirectly through the valuation of the Fund’s investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total return of the Fund. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2012.
  For the year ended December 31, 2011, the Adviser reimbursed Fund expenses of $692 and reimbursed class level expenses of $307,709, $34,393, $80,318, $11,946, $10,596 and $59 of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal

14        Invesco International Allocation Fund

shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2011, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2011, IDI advised the Fund that IDI retained $49,824 in front-end sales commissions from the sale of Class A shares and $17, $28,961 and $1,584 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  The underlying funds pay no distribution fees and the Fund pays no sales loads or other similar compensation to IDI for acquiring underlying fund shares.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
  During the year ended December 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$175,596,003	$—	$—	$175,596,003

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2011, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $1,854.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2011, the Fund paid legal fees of $1,374 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

15        Invesco International Allocation Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2011 and 2010:

	2011	2010

Ordinary income	$2,627,702	$3,738,675

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$3,581,764

Net unrealized appreciation (depreciation) — investments	(53,198,025)

Temporary book/tax differences	(34,321)

Post-October capital loss deferrals	(56,637)

Capital loss carryforward	(66,991,751)

Shares of beneficial interest	291,996,984

Total net assets	$175,298,014

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of December 31, 2011, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

December 31, 2016	$27,122,541	$—	$27,122,541

December 31, 2017	23,283,288	—	23,283,288

December 31, 2018	9,317,140	—	9,317,140

Not subject to expiration	33,445	7,235,337	7,268,782

Total capital loss carryforward	$59,756,414	$7,235,337	$66,991,751

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2011 was $22,611,244 and $35,456,191, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$1,859,324

Aggregate unrealized (depreciation) of investment securities	(55,057,349)

Net unrealized appreciation (depreciation) of investment securities	$(53,198,025)

Cost of investments for tax purposes is $228,794,028.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of capital gain distributions, on December 31, 2011, undistributed net investment income was increased by $95,552 and undistributed net realized gain (loss) was decreased by $95,552. These reclassifications had no effect on the net assets of the Fund.

16        Invesco International Allocation Fund

NOTE 10—Share Information

	Summary of Share Activity

	Years ended December 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Class A	2,904,935	$28,706,059	2,512,749	$23,354,511

Class B	78,071	769,637	247,830	2,263,386

Class C	355,526	3,492,612	504,814	4,640,871

Class R	136,029	1,343,564	160,100	1,456,846

Class Y	131,538	1,288,508	205,549	2,005,439

Institutional Class	10,947	103,840	1,565	15,000

Issued as reinvestment of dividends:
Class A	223,817	1,969,591	249,834	2,468,356

Class B	10,459	91,101	22,075	215,451

Class C	24,548	213,818	50,868	496,468

Class R	7,852	68,861	10,173	100,109

Class Y	7,809	68,722	9,894	97,748

Institutional Class	361	3,191	180	1,781

Automatic conversion of Class B shares to Class A shares:
Class A	148,386	1,492,724	180,311	1,658,417

Class B	(150,741)	(1,492,724)	(183,043)	(1,658,417)

Reacquired:(b)
Class A	(3,545,816)	(35,182,116)	(5,240,535)	(48,241,860)

Class B	(296,645)	(2,908,135)	(469,919)	(4,257,270)

Class C	(1,083,703)	(10,663,877)	(1,197,918)	(10,792,899)

Class R	(163,558)	(1,653,221)	(110,682)	(1,011,554)

Class Y	(146,208)	(1,461,170)	(162,435)	(1,503,624)

Institutional Class	(684)	(6,352)	(141)	(1,416)

Net increase (decrease) in share activity	(1,347,077)	$(13,755,367)	(3,208,731)	$(28,692,657)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 32% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Net of redemption fees of $1,849 and $5,582 allocated among the classes based on relative net assets of each class for the years ended December 31, 2011 and 2010, respectively.

17        Invesco International Allocation Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses) on								to average		to average net		Ratio of net
	Net asset		securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period(b)	return(c)	(000s omitted)	absorbed(d)		absorbed		net assets		turnover(e)

Class A
Year ended 12/31/11	$10.10	$0.20	$(1.07)	$(0.87)	$(0.16)	$—	$(0.16)	$9.07	(8.57)%	$123,677	0.43	%(f)	0.66	%(f)	1.97	%(f)	11%
Year ended 12/31/10	9.20	0.14	0.96	1.10	(0.20)	—	(0.20)	10.10	12.04	140,375	0.43		0.64		1.50		6
Year ended 12/31/09	6.79	0.17	2.45	2.62	(0.21)	—	(0.21)	9.20	38.68	148,986	0.44		0.76		2.22		11
Year ended 12/31/08	14.14	0.18	(6.43)	(6.25)	(0.01)	(1.09)	(1.10)	6.79	(44.27)	120,847	0.44		0.65		1.56		38
Year ended 12/31/07	13.29	0.32	1.05	1.37	(0.26)	(0.26)	(0.52)	14.14	10.37	280,140	0.44		0.60		2.25		2

Class B
Year ended 12/31/11	9.97	0.12	(1.04)	(0.92)	(0.07)	—	(0.07)	8.98	(9.21)	12,392	1.18	(f)	1.41	(f)	1.22	(f)	11
Year ended 12/31/10	9.09	0.07	0.94	1.01	(0.13)	—	(0.13)	9.97	11.18	17,336	1.18		1.39		0.75		6
Year ended 12/31/09	6.68	0.11	2.40	2.51	(0.10)	—	(0.10)	9.09	37.68	19,284	1.19		1.51		1.47		11
Year ended 12/31/08	14.06	0.09	(6.37)	(6.28)	(0.01)	(1.09)	(1.10)	6.68	(44.74)	17,571	1.19		1.40		0.81		38
Year ended 12/31/07	13.23	0.21	1.05	1.26	(0.17)	(0.26)	(0.43)	14.06	9.61	40,466	1.19		1.34		1.50		2

Class C
Year ended 12/31/11	9.97	0.12	(1.04)	(0.92)	(0.07)	—	(0.07)	8.98	(9.21)	29,727	1.18	(f)	1.41	(f)	1.22	(f)	11
Year ended 12/31/10	9.09	0.07	0.94	1.01	(0.13)	—	(0.13)	9.97	11.18	40,020	1.18		1.39		0.75		6
Year ended 12/31/09	6.68	0.11	2.40	2.51	(0.10)	—	(0.10)	9.09	37.68	42,315	1.19		1.51		1.47		11
Year ended 12/31/08	14.05	0.09	(6.36)	(6.27)	(0.01)	(1.09)	(1.10)	6.68	(44.70)	35,579	1.19		1.40		0.81		38
Year ended 12/31/07	13.23	0.21	1.04	1.25	(0.17)	(0.26)	(0.43)	14.05	9.53	89,841	1.19		1.35		1.50		2

Class R
Year ended 12/31/11	10.06	0.17	(1.06)	(0.89)	(0.13)	—	(0.13)	9.04	(8.81)	4,929	0.68	(f)	0.91	(f)	1.72	(f)	11
Year ended 12/31/10	9.16	0.12	0.96	1.08	(0.18)	—	(0.18)	10.06	11.84	5,679	0.68		0.89		1.25		6
Year ended 12/31/09	6.75	0.15	2.43	2.58	(0.17)	—	(0.17)	9.16	38.38	4,625	0.69		1.01		1.97		11
Year ended 12/31/08	14.12	0.15	(6.42)	(6.27)	(0.01)	(1.09)	(1.10)	6.75	(44.48)	2,980	0.69		0.90		1.31		38
Year ended 12/31/07	13.27	0.29	1.05	1.34	(0.23)	(0.26)	(0.49)	14.12	10.16	4,211	0.69		0.85		2.00		2

Class Y
Year ended 12/31/11	10.10	0.22	(1.06)	(0.84)	(0.19)	—	(0.19)	9.07	(8.30)	4,396	0.18	(f)	0.41	(f)	2.22	(f)	11
Year ended 12/31/10	9.20	0.16	0.97	1.13	(0.23)	—	(0.23)	10.10	12.29	4,965	0.18		0.39		1.75		6
Year ended 12/31/09	6.80	0.21	2.44	2.65	(0.25)	—	(0.25)	9.20	38.99	4,033	0.19		0.51		2.47		11
Year ended 12/31/08(g)	9.83	0.03	(1.96)	(1.93)	(0.01)	(1.09)	(1.10)	6.80	(19.74)	477	0.19	(h)	0.64	(h)	1.81	(h)	38

Institutional Class
Year ended 12/31/11	10.16	0.22	(1.09)	(0.87)	(0.19)	—	(0.19)	9.10	(8.52)	177	0.18	(f)	0.22	(f)	2.22	(f)	11
Year ended 12/31/10	9.23	0.17	0.99	1.16	(0.23)	—	(0.23)	10.16	12.59	89	0.16		0.16		1.77		6
Year ended 12/31/09	6.83	0.19	2.46	2.65	(0.25)	—	(0.25)	9.23	38.90	66	0.18		0.23		2.48		11
Year ended 12/31/08	14.17	0.21	(6.45)	(6.24)	(0.01)	(1.09)	(1.10)	6.83	(44.11)	50	0.15		0.15		1.85		38
Year ended 12/31/07	13.31	0.36	1.05	1.41	(0.29)	(0.26)	(0.55)	14.17	10.66	64	0.17		0.17		2.52		2

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.88%, 0.88%, 0.90%, 0.98% and 0.96% for the years ended December 31, 2011, December 31, 2010, December 31, 2009, December 31, 2008 and December 31, 2007, respectively.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average daily net assets (000’s omitted) of $135,695, $15,167, $35,419, $5,268, $4,673 and $131 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(g)	Commencement date of October 3, 2008 for Class Y shares.
(h)	Annualized.

18        Invesco International Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)
and Shareholders of Invesco International Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco International Allocation Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 24, 2012
Houston, Texas

19        Invesco International Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011, through December 31, 2011.
  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
A	$1,000.00	$872.80	$2.03	$1,023.04	$2.19	0.43%

B	1,000.00	869.50	5.56	1,019.26	6.01	1.18

C	1,000.00	870.30	5.56	1,019.26	6.01	1.18

R	1,000.00	872.00	3.21	1,021.78	3.47	0.68

Y	1,000.00	874.60	0.85	1,024.30	0.92	0.18

Institutional	1,000.00	873.50	0.85	1,024.30	0.92	0.18

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2011 through December 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

20        Invesco International Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2011:

Federal and State Income Tax

Qualified Dividend Income*	100%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

21        Invesco International Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	140	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	140	ACE Limited (insurance company); and Investment Company Institute

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco International Allocation Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	1985	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	140	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	140	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

T-2        Invesco International Allocation Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).	N/A	N/A

		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3        Invesco International Allocation Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers—(continued)

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco International Allocation Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

INTAL-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2011

Invesco Mid Cap Core Equity Fund
Nasdaq:
A: GTAGX ▪ B: GTABX ▪ C: GTACX ▪ R: GTARX ▪ Y: GTAYX ▪ Institutional: GTAVX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This annual report provides important information about your Fund, including its one-year and long-term performance. I encourage you to read this report to learn more about how your Fund is managed, what it invests in and why it performed as it did. Also, this report includes information about your Fund’s management team and a listing of investments held by your Fund at the close of the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012. As we saw in 2011, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     That’s why the start of a new year is always a good time to catch up with your financial adviser. He or she can explain how your investments performed last year and over the longer term – keeping in mind that past performance cannot guarantee comparable future results. It’s important to remember that an investment’s long-term performance is more important than its performance over the short term. In evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation at the start of the new year, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw last year and may see again this year.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our fund managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
Financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our fund managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser should be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Mid Cap Core Equity Fund

Bruce Crockett
Dear Fellow Shareholders:
As always, the Invesco Funds Board of Trustees remains committed to putting your interests first. During 2011, we completed an unprecedented number of fund mergers, and I would like to thank investors for taking the time to vote their proxies and helping us effect the consolidations. This reworking of our funds ensures that the depth and breadth of our fund offerings and their cost to shareholders remains highly competitive. We also worked to manage costs throughout the year, and this remains a continuing focus of your Board. We will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Throughout 2011, we experienced volatile, challenging markets that presented significant opportunities and risks for investors.
     Early in the year, protests in the Middle East and Africa led to increases in oil and gas prices. This was followed by the disasters in Japan that led to supply chain disruptions across a number of industries. In Europe, sovereign debt concerns created uncertainty in global markets that remains unresolved. Here in the U.S., prolonged congressional debates over deficits and the debt ceiling resulted in the first-ever downgrade of U.S. long-term debt. Combined, this “imperfect storm” of events took a tremendous toll on global economic growth and created volatility in the markets.
     Across the globe, demographic and economic trends are profoundly reshaping the world’s wealth. Emerging markets such as China, India, Brazil and Russia are experiencing tremendous growth. China is now the world’s second-largest economy. Meanwhile, established markets such as the U.S. and Europe are struggling with debt issues and experiencing much lower rates of growth. We all know the U.S. is a consumer-driven market and, throughout the year, consumers faced numerous headwinds, including elevated energy prices, a dismal housing market and high unemployment.
     This dynamic, challenging market and economic environment underscores once again the value of maintaining a well-diversified investment portfolio. Obviously, none of us can control the markets or global economic trends. However, working with an adviser, we can create a portfolio of funds that may help us meet our financial objectives while taking into account our individual tolerance for risk. Adopting a disciplined approach to saving and investing may help provide the funds needed to buy a house, pay for our children’s education and provide for a comfortable retirement.
     Now is a perfect time to sit down with your financial adviser and review your situation to make sure your portfolio is aligned with your investment objectives. He or she can provide insights into the performance of your existing investments and make suggestions for repositioning your portfolio for the years ahead.
     Based on everything I’ve read, 2012 promises to be just as interesting as the year we’ve left behind, with continued uncertainty in key economies around the world and volatility in the markets. With this in mind, you’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Numerous websites, including Invesco’s, provide a wealth of information about your investments and the latest news regarding global markets.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in 2012.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco Mid Cap Core Equity Fund

Management’s Discussion of Fund Performance

Performance summary
Invesco Mid Cap Core Equity Fund delivered negative returns for the year ended December 31, 2011, trailing the broad market, as measured by the S&P 500 Index, and its style-specific benchmark, the Russell Midcap Index. The Fund benefited from holdings in the health care and utilities sectors, while the energy and industrials sectors detracted from results. Stock selection in the consumer staples sector and an underweight position in the utilities sector were the largest detractors from results versus the style-specific benchmark.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-6.24%

Class B Shares	-6.95

Class C Shares	-6.97

Class R Shares	-6.51

Class Y Shares	-6.05

Institutional Class Shares	-5.87

S&P 500 Index▼ (Broad Market Index)	2.09

Russell Midcap Index▼ (Style-Specific Index)	-1.55

Lipper Mid-Cap Core Funds Index▼ (Peer Group Index)	-5.65

Source(s): ▼Lipper Inc.

How we invest
We seek to manage your Fund with the goal of achieving long-run realized investor returns in excess of the passive benchmarks across a full market cycle, which we define as market trough to market trough, or market peak to market peak. In order to potentially realize these returns, we believe investors need a reason to stick with the Fund for long periods of time. As Fund managers, we believe the best way we can encourage this is by delivering a smoother, or less volatile, investor experience, particularly in turbulent, down-trending markets. The portfolio we construct is intended to provide attractive participation during positive-trending equity markets and a measure of downside protection during more turbulent, down-trending equity markets. We seek to manage your Fund using a conservative approach to mid-cap investing, keeping in mind that securities of mid-sized companies may be more volatile than securities of large-sized companies. As part of a well-diversified asset allocation strategy, the Fund may complement more aggressive or cyclical investment strategies.
     The Fund’s portfolio is composed of what we call “core” stocks. A core stock encompasses elements of growth (revenues, profits, economic value) and value (both absolute and comparative measures). Along this growth-value continuum, we seek to identify and invest in areas of temporary disconnection between market perception and the view our research uncovers.
     In order to build a portfolio of core stocks, we conduct thorough fundamental research of companies and their businesses to gain a deeper understanding of their prospects, growth potential and return on invested capital characteristics. The process we use to identify potential investments for the Fund includes three phases: financial analysis, business analysis and valuation analysis.
     Financial analysis provides insights into historical returns on invested capital, a key indicator of business quality, and historical capital allocation, a key indicator of management quality. Business analysis, which evaluates the competitive landscape and any structural or cyclical business opportunities or threats, allows us to identify key revenue, profit and return drivers of the company. Both the financial and business analyses serve as a basis to construct valuation models that help us appraise a company’s intrinsic worth. In our valuation analysis, we use three primary techniques, including discounted cash flow, traditional valuation multiples and net asset value.
     We consider selling a stock when it exceeds our target price, we have not seen a demonstrable improvement in fundamentals or there is a more compelling investment opportunity.

Market conditions and your Fund
The year began with equity markets fueled by the second round of “quantitative easing” by the U.S. Federal Reserve. Markets rose through the first quarter of 2011. Thereafter, volatility drastically increased due to civil unrest in Egypt and Libya and the devastating earthquake and tsunami in Japan. Corporate earnings were largely positive, but often overshadowed by investor concerns about continuing high unemployment, weak consumer spending and soft housing data. At the same time, the sovereign debt crisis intensified in the eurozone, and growth in developed economies decelerated, weighing on investor sentiment and prompting fears of a global recession. Despite signs of sustained but muted growth, these macroeconomic factors continued to weigh on markets through the end of the reporting period.
     In this environment, major U.S. equity indexes delivered underwhelming,

Portfolio Composition
 By sector

Industrials	17.8%

Information Technology	17.1

Health Care	11.4

Energy	9.5

Financials	8.7

Consumer Discretionary	6.6

Consumer Staples	4.4

Materials	3.8

Telecommunication Services	0.6

Utilities	0.5

Money Market Funds
Plus Other Assets Less Liabilities	19.6

Top 10 Equity Holdings*

1. Symantec Corp.	2.5%

2. Adobe Systems Inc.	2.1

3. Aetna Inc.	1.9

4. Linear Technology Corp.	1.9

5. Molson Coors Brewing Co.-Class B	1.9

6. Safeway Inc.	1.9

7. Southwestern Energy Co.	1.8

8. Weatherford International Ltd.	1.8

9. Hologic, Inc.	1.7

10. Kirby Corp.	1.5

Top Five Industries*

1. Oil & Gas Equipment & Services	4.8%

2. Aerospace & Defense	4.1

3. Oil & Gas Exploration & Production	3.8

4. Industrial Machinery	3.8

5. Systems Software	3.6

Total Net Assets	$2.5 billion

Total Number of Holdings*	85

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4 Invesco Mid Cap Core Equity Fund

somewhat flat results for the fiscal year. The S&P 500 Index achieved a small gain, but the Nasdaq was slightly negative for the reporting period. These tepid results masked a great deal of volatility in 2011, and we were active managers throughout, taking profits into the market’s strength in the first half of the year and using weakness in the third quarter to invest in attractively valued, core stocks.
     One area of strength in which we reduced our position was Motorola Mobility Holdings, the largest contributor to Fund results for the year. The company, a spinoff from parent company Motorola Solutions, is focused primarily on the handset and home DVR and cable equipment businesses. We also held Motorola Solutions during the reporting period but sold our position in the stock before the close of the reporting period. In August, Google (not a Fund holding at the close of the reporting period) announced plans to acquire Motorola Mobility Holdings at a premium for $12.5 billion in cash, or $40 per share.1
     Another strong contributor to the Fund’s results for the year was Aetna, one of the largest managed health care providers in the U.S. Originally purchased in early 2010, the company has been a good investment for the Fund. The managed health care industry had been under pressure for quite some time due to health care reform concerns and a weak margin environment, along with the broader unemployment headwinds that have resulted in shrinking enrollments and utilization, and a less favorable membership mix within plans. Our view at the time of our purchase was that the company was underearning, and it was taking steps to improve its pricing, which would increase margins over time. In 2011, the company’s earnings improved considerably, largely driven by an improvement in margins. During the reporting period, we reduced some of our exposure on relative strength, but at the end of the year, it remained a top holding for the Fund.
     Some of the Fund’s largest detractors during the year were in the energy sector, including Cal Dive International and Weatherford International.
     Cal Dive International, a provider of underwater services to offshore oil and natural gas firms, reported weak earnings and utilization, citing a lack of new drilling in the Gulf of Mexico due to slow permitting activity following the 2010 oil spill. We sold our position during the reporting period.
     Oil services firm Weatherford International was a new investment in 2011. The company faced a number of headline issues early in the year that negatively affected the stock, including a restatement of its financial results due to improper income tax reporting. The stock faced additional pressures through the summer, along with peers, due to fears of a global economic downturn and its potential effect on energy demand. We believe the company has room to improve its margins and that oil equipment and service firms will continue to benefit from increased oilfield capital expenditures and the future need for more sophisticated extraction technologies. We were active investors in the company throughout the year, as the stock’s valuation became increasingly attractive.
     The largest individual detractor from results was Foster Wheeler, a global construction and engineering firm that specializes in project engineering, procurement, construction and maintenance services primarily related to the oil and gas industry. The company is a traditional “late cycle” business that has lagged other commodity-related cyclical companies in recent years. We invested in the company during the pull-back in the market over the summer, as we believed the company’s contract backlog had reached a low point and that global infrastructure spending was likely to accelerate in the coming years. The company is geographically diversified across developed and emerging markets and, in our view, should benefit from exposure to these markets.
     Over the year, our cash weighting fluctuated as market choppiness allowed us to buy on weakness and sell into strength. Markets rallied in the first half of the reporting period, providing us an opportunity to take profits; however, as market volatility increased over the summer, we used the opportunity to make purchases in quality companies that are leveraged to growth markets around the world. During the year, we increased our exposure to the information technology (IT), consumer discretionary and energy sectors, and we reduced our exposure to the health care, financials and materials sectors. As a result of our buys and sells, our cash position increased slightly as compared to the prior year-end, and it stood at approximately 21% at the end of the reporting period.
     Maintaining a conservative approach is an enduring part of our investment strategy. Amid the market’s volatility, we sought judicious long-term investments for the Fund. At the end of the year, the Fund was positioned with more or less a “barbell” approach, balancing our more pro-cyclical holdings in energy, industrials and IT with cash and health care, which typically tend to be more defensive in nature.
     Regardless of market conditions, our goal remains the same: to provide upside participation with a measure of downside protection, so that over a full market cycle we may deliver strong investment results with reduced risk relative to the Fund’s style-specific benchmark. As always, we thank you for your continued investment in Invesco Mid Cap Core Equity Fund.
1 Source: Google
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Ronald Sloan
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Mid Cap Core Equity Fund. Mr. Sloan joined Invesco in 1998. He earned a B.S. in business administration and an M.B.A. from the University of Missouri.

Douglas Asiello
 Chartered Financial Analyst, portfolio manager, is manager of Invesco Mid Cap Core Equity Fund. Mr. Asiello joined Invesco in 2001. He earned a B.A. in international relations and Spanish from Vanderbilt University and an M.B.A. with a concentration in finance from the Wharton School at the University of Pennsylvania. He also earned an M.A. in international management from the Joseph H. Lauder Institute of Management and International Studies.
Brian Nelson
 Chartered Financial Analyst, portfolio manager, is manager of Invesco Mid Cap Core Equity Fund. Mr. Nelson joined Invesco in 2004. He earned a B.A. from the University of California-Santa Barbara.

5 Invesco Mid Cap Core Equity Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
 Fund and index data from 12/31/01*

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception pre-dated the benchmarks’ inception. Also, all charts will now be presented using a linear format.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Mid Cap Core Equity Fund

Average Annual Total Returns
As of 12/31/11, including maximum applicable sales charges

Class A Shares

Inception (6/9/87)	10.18%

10 Years	4.74

5 Years	0.68

1 Year	-11.41

Class B Shares

Inception (4/1/93)	9.47%

10 Years	4.72

5 Years	0.77

1 Year	-11.41

Class C Shares

Inception (5/3/99)	7.13%

10 Years	4.56

5 Years	1.06

1 Year	-7.86

Class R Shares

10 Years	5.10%

5 Years	1.56

1 Year	-6.51

Class Y Shares

10 Years	5.41%

5 Years	1.99

1 Year	-6.05

Institutional Class Shares

Inception (3/15/02)	5.42%

5 Years	2.24

1 Year	-5.87
Class R shares incepted on June 3, 2002. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.21%, 1.96%, 1.96%, 1.46%, 0.96% and 0.79%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

continued from page 8

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7 Invesco Mid Cap Core Equity Fund

Invesco Mid Cap Core Equity Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased for new or additional investments. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Cash/cash equivalents risk. Holding cash or cash equivalents may negatively affect performance.

■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	Exchange-traded funds risk. An investment by the Fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, an ETF may be subject to the following: (1) a discount of the ETF’s shares to its net asset value; (2) failure to develop an active trading market for the ETF’s shares; (3) the listing exchange halting trading of the ETF’s shares; (4) failure of the ETF’s shares to track the referenced index; and (5) holding troubled securities in the referenced index. ETFs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests. Further, certain of the ETFs in which the Fund may invest are leveraged. The more the Fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■	Small- and mid-capitalization risks. Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

■	U.S. government obligations risk. The Fund may invest in obligations issued by U.S. government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks. The Russell Midcap Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Mid-Cap Core Funds Index is an unmanaged index considered representative of mid-cap core funds tracked by Lipper.

■	The Nasdaq Composite Index (price-only) is a broad-based capitalization-weighted index of all NASDAQ National Market & Small Cap stocks.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	GTAGX
Class B Shares	GTABX
Class C Shares	GTACX
Class R Shares	GTARX
Class Y Shares	GTAYX
Institutional Class Shares	GTAVX

8 Invesco Mid Cap Core Equity Fund

Schedule of Investments(a)

December 31, 2011

	Shares	Value

Common Stocks–80.36%
Aerospace & Defense–4.10%
Alliant Techsystems Inc.	376,216	$21,504,506

Exelis Inc.	2,811,713	25,446,003

ITT Corp.	779,630	15,070,248

Moog Inc.–Class A(b)	500,057	21,967,504

Xylem, Inc.	741,412	19,046,874

		103,035,135

Air Freight & Logistics–0.79%
Expeditors International of Washington, Inc.	483,297	19,795,845

Apparel Retail–1.17%
Citi Trends Inc.(b)	844,189	7,411,979

Guess?, Inc.	732,712	21,849,472

		29,261,451

Apparel, Accessories & Luxury Goods–0.22%
Michael Kors Holdings Ltd.(b)	202,146	5,508,479

Application Software–2.07%
Adobe Systems Inc.(b)	1,842,077	52,075,517

Asset Management & Custody Banks–2.07%
Legg Mason, Inc.	862,175	20,735,309

Northern Trust Corp.	790,508	31,351,547

		52,086,856

Auto Parts & Equipment–1.22%
Tenneco Inc.(b)	1,029,778	30,666,789

Biotechnology–0.57%
Biogen Idec Inc.(b)	131,137	14,431,627

Brewers–1.87%
Molson Coors Brewing Co.–Class B	1,080,835	47,059,556

Communications Equipment–3.17%
Juniper Networks, Inc.(b)	1,526,855	31,163,111

Motorola Mobility Holdings Inc.(b)	631,950	24,519,660

Research In Motion Ltd. (Canada)(b)	765,983	11,106,753

Tellabs, Inc.	3,176,661	12,833,710

		79,623,234

Computer & Electronics Retail–1.01%
GameStop Corp.–Class A(b)	1,051,005	25,360,751

Computer Storage & Peripherals–0.55%
NetApp, Inc.(b)	304,746	11,053,137

SMART Technologies Inc.–Class A (Canada)(b)	742,314	2,739,139

		13,792,276

Construction & Engineering–2.62%
Chicago Bridge & Iron Co. N.V.–New York Shares (Netherlands)	854,076	32,284,073

Foster Wheeler AG (Switzerland)(b)	1,751,624	33,526,083

		65,810,156

Construction & Farm Machinery & Heavy Trucks–0.94%
Terex Corp.(b)	1,742,115	23,535,974

Construction Materials–0.92%
CRH PLC (Ireland)	1,155,924	22,980,287

Consumer Electronics–0.53%
Garmin Ltd. (Switzerland)	332,218	13,225,599

Data Processing & Outsourced Services–0.85%
Western Union Co.	1,167,858	21,325,087

Department Stores–1.00%
Macy’s, Inc.	782,047	25,166,272

Electric Utilities–0.49%
Edison International	298,496	12,357,734

Electrical Components & Equipment–2.30%
Cooper Industries PLC (Ireland)	514,952	27,884,651

Thomas & Betts Corp.(b)	549,277	29,990,524

		57,875,175

Electronic Components–2.08%
Amphenol Corp.–Class A	795,375	36,102,071

Dolby Laboratories Inc.–Class A(b)	530,759	16,193,457

		52,295,528

Electronic Equipment & Instruments–0.41%
Checkpoint Systems, Inc.(b)	951,445	10,408,808

Electronic Manufacturing Services–0.79%
Molex Inc.	828,283	19,762,832

Environmental & Facilities Services–1.16%
Republic Services, Inc.	1,053,030	29,010,977

Food Retail–1.87%
Safeway Inc.	2,234,509	47,014,069

Health Care Equipment–2.78%
Boston Scientific Corp.(b)	3,283,824	17,535,620

Hologic, Inc.(b)	2,498,703	43,752,290

Olympus Corp. (Japan)	650,700	8,558,726

		69,846,636

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Mid Cap Core Equity Fund

	Shares	Value

Health Care Facilities–1.19%
Rhoen-Klinikum AG (Germany)	710,567	$13,537,791

VCA Antech, Inc.(b)	832,772	16,447,247

		29,985,038

Health Care Services–2.36%
DaVita, Inc.(b)	182,779	13,856,476

Laboratory Corp. of America Holdings(b)	232,805	20,014,246

Quest Diagnostics Inc.	436,745	25,357,415

		59,228,137

Industrial Conglomerates–0.55%
Tyco International Ltd.	297,416	13,892,301

Industrial Machinery–3.77%
IDEX Corp.	52,587	1,951,503

Ingersoll-Rand PLC (Ireland)	957,985	29,189,803

Parker Hannifin Corp.	395,407	30,149,784

SPX Corp.	553,203	33,341,545

		94,632,635

Insurance Brokers–1.16%
Marsh & McLennan Cos., Inc.	918,373	29,038,954

Investment Banking & Brokerage–0.72%
Charles Schwab Corp. (The)	1,599,562	18,011,068

Leisure Products–0.39%
Hasbro, Inc.	306,166	9,763,634

Life & Health Insurance–1.13%
Torchmark Corp.	656,131	28,469,524

Life Sciences Tools & Services–2.23%
Agilent Technologies, Inc.(b)	900,427	31,451,915

Waters Corp.(b)	332,190	24,598,670

		56,050,585

Managed Health Care–1.91%
Aetna Inc.	1,137,921	48,008,887

Marine–1.51%
Kirby Corp.(b)	574,814	37,845,754

Multi-Sector Holdings–0.35%
PICO Holdings, Inc.(b)	425,720	8,761,318

Oil & Gas Drilling–0.44%
Transocean Ltd.	290,503	11,152,410

Oil & Gas Equipment & Services–4.76%
Cameron International Corp.(b)	744,158	36,605,132

Dresser-Rand Group, Inc.(b)	528,033	26,354,127

ShawCor Ltd.–Class A (Canada)	431,695	12,237,291

Weatherford International Ltd.(b)	3,036,713	44,457,478

		119,654,028

Oil & Gas Exploration & Production–3.83%
Cimarex Energy Co.	253,883	15,715,358

Newfield Exploration Co.(b)	919,672	34,699,225

Southwestern Energy Co.(b)	1,431,859	45,733,576

		96,148,159

Oil & Gas Refining & Marketing–0.48%
Valero Energy Corp.	566,909	11,933,434

Personal Products–0.61%
Avon Products, Inc.	876,713	15,316,176

Pharmaceuticals–0.38%
Hospira, Inc.(b)	315,220	9,573,231

Property & Casualty Insurance–1.37%
Progressive Corp. (The)	1,762,356	34,383,566

Restaurants–1.02%
Darden Restaurants, Inc.	562,537	25,640,436

Semiconductors–3.50%
Linear Technology Corp.	1,577,763	47,380,223

Microchip Technology Inc.	474,326	17,374,561

Xilinx, Inc.	719,199	23,057,520

		87,812,304

Specialized Finance–0.73%
Moody’s Corp.	546,201	18,396,050

Specialty Chemicals–2.41%
International Flavors & Fragrances Inc.	557,036	29,199,827

Sigma-Aldrich Corp.	501,790	31,341,804

		60,541,631

Steel–0.45%
Allegheny Technologies, Inc.	238,625	11,406,275

Systems Software–3.64%
CA, Inc.	1,440,259	29,114,836

Symantec Corp.(b)	3,982,454	62,325,405

		91,440,241

Thrifts & Mortgage Finance–1.17%
People’s United Financial Inc.	2,288,828	29,411,440

Trucking–0.11%
Con-way Inc.	96,557	2,815,602

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Mid Cap Core Equity Fund

	Shares	Value

Wireless Telecommunication Services–0.64%
MetroPCS Communications, Inc.(b)	1,859,310	$16,138,811

Total Common Stocks (Cost $1,881,439,335)		2,018,764,279

Money Market Funds–21.20%
Liquid Assets Portfolio–Institutional Class(c)	266,264,560	266,264,560

Premier Portfolio–Institutional Class(c)	266,264,560	266,264,560

Total Money Market Funds (Cost $532,529,120)		532,529,120

TOTAL INVESTMENTS–101.56% (Cost $2,413,968,455)		2,551,293,399

OTHER ASSETS LESS LIABILITIES–(1.56)%		(39,125,330)

NET ASSETS–100.00%		$2,512,168,069

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Mid Cap Core Equity Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (Cost $1,881,439,335)	$2,018,764,279

Investments in affiliated money market funds, at value and cost	532,529,120

Total investments, at value (Cost $2,413,968,455)	2,551,293,399

Foreign currencies, at value (Cost $33)	32

Receivable for:
Investments sold	345,425

Fund shares sold	4,354,947

Dividends	2,226,143

Investment for trustee deferred compensation and retirement plans	63,272

Other assets	38,603

Total assets	2,558,321,821

Liabilities:
Payable for:
Investments purchased	35,776,953

Fund shares reacquired	7,827,932

Accrued fees to affiliates	2,002,399

Accrued other operating expenses	185,899

Trustee deferred compensation and retirement plans	360,569

Total liabilities	46,153,752

Net assets applicable to shares outstanding	$2,512,168,069

Net assets consist of:
Shares of beneficial interest	$2,349,304,400

Undistributed net investment income (loss)	(431,784)

Undistributed net realized gain	25,971,725

Unrealized appreciation	137,323,728

$2,512,168,069

Net Assets:
Class A	$1,554,837,987

Class B	$55,166,399

Class C	$220,771,847

Class R	$165,811,873

Class Y	$175,772,857

Institutional Class	$339,807,106

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	73,983,028

Class B	3,311,459

Class C	13,281,332

Class R	8,024,633

Class Y	8,314,238

Institutional Class	15,426,714

Class A:
Net asset value per share	$21.02

Maximum offering price per share
(Net asset value of $21.02 divided by 94.50%)	$22.24

Class B:
Net asset value and offering price per share	$16.66

Class C:
Net asset value and offering price per share	$16.62

Class R:
Net asset value and offering price per share	$20.66

Class Y:
Net asset value and offering price per share	$21.14

Institutional Class:
Net asset value and offering price per share	$22.03

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Mid Cap Core Equity Fund

Statement of Operations

For the year ended December 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $170,489)	$29,851,365

Dividends from affiliated money market funds (includes securities lending income of $74,991)	590,082

Total investment income	30,441,447

Expenses:
Advisory fees	19,334,992

Administrative services fees	571,700

Custodian fees	71,739

Distribution fees:
Class A	4,454,042

Class B	862,144

Class C	2,484,400

Class R	923,516

Transfer agent fees — A, B, C, R and Y	5,549,998

Transfer agent fees — Institutional	337,418

Trustees’ and officers’ fees and benefits	141,843

Other	400,987

Total expenses	35,132,779

Less: Fees waived and expense offset arrangement(s)	(760,039)

Net expenses	34,372,740

Net investment income (loss)	(3,931,293)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $610,073)	107,441,602

Foreign currencies	(72,170)

Option contracts written	131,865

107,501,297

Change in net unrealized appreciation (depreciation) of:
Investment securities	(287,951,008)

Foreign currencies	(2,055)

(287,953,063)

Net realized and unrealized gain (loss)	(180,451,766)

Net increase (decrease) in net assets resulting from operations	$(184,383,059)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Mid Cap Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2011 and 2010

	2011	2010

Operations:
Net investment income (loss)	$(3,931,293)	$(24,040)

Net realized gain	107,501,297	144,601,812

Change in net unrealized appreciation (depreciation)	(287,953,063)	168,870,857

Net increase (decrease) in net assets resulting from operations	(184,383,059)	313,448,629

Distributions to shareholders from net investment income:
Class A	—	(1,156,083)

Class Y	—	(119,701)

Institutional Class	—	(185,147)

Total distributions from net investment income	—	(1,460,931)

Distributions to shareholders from net realized gains:
Class A	(51,719,481)	(30,160,395)

Class B	(2,377,868)	(2,400,651)

Class C	(9,157,530)	(5,024,614)

Class R	(5,597,657)	(3,027,442)

Class Y	(6,063,023)	(3,122,798)

Institutional Class	(11,501,182)	(4,830,181)

Total distributions from net realized gains	(86,416,741)	(48,566,081)

Share transactions–net:
Class A	(119,304,444)	152,208,784

Class B	(52,612,532)	(80,340,647)

Class C	(2,311,668)	26,473,070

Class R	(5,101,898)	71,542,924

Class Y	7,064,518	89,270,903

Institutional Class	59,859,250	82,711,536

Net increase (decrease) in net assets resulting from share transactions	(112,406,774)	341,866,570

Net increase (decrease) in net assets	(383,206,574)	605,288,187

Net assets:
Beginning of year	2,895,374,643	2,290,086,456

End of year (includes undistributed net investment income (loss) of $(431,784) and $(279,974), respectively)	$2,512,168,069	$2,895,374,643

Notes to Financial Statements

December 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Mid Cap Core Equity Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of sixteen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010,

14        Invesco Mid Cap Core Equity Fund

new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

15        Invesco Mid Cap Core Equity Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire

16        Invesco Mid Cap Core Equity Fund

but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Call Options Written and Purchased — The Fund may write and/or buy call options. A call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.
When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on these contracts are included in the Statement of Operation. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
M.	Put Options Purchased — The Fund may purchase put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.725%

Next $500 million	0.70%

Next $500 million	0.675%

Over $1.5 billion	0.65%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2013. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2011, the Adviser waived advisory fees and reimbursed fund expenses of $754,033.

17        Invesco Mid Cap Core Equity Fund

  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2011, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2011, IDI advised the Fund that IDI retained $220,683 in front-end sales commissions from the sale of Class A shares and $730, $86,700 and $29,235 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$2,551,293,399	$—	$—	$2,551,293,399

NOTE 4—Derivative Investments

Effect of Derivative Instruments for the year ended December 31, 2011

The table below summarizes the gains on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Options*

Realized Gain
Equity risk	$131,865

*	The average notional value of options outstanding during the period was $10,989.

18        Invesco Mid Cap Core Equity Fund

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2011, the Fund engaged in securities purchases of $20,843,857 and securities sales of $2,939,444, which resulted in net realized gains of $610,073.

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2011, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $6,006.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2011, the Fund paid legal fees of $4,722 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2011 and 2010:

	2011	2010

Ordinary income	$2,435,120	$1,445,350

Long-term capital gain	83,981,621	48,581,662

Total distributions	$86,416,741	$50,027,012

Tax Components of Net Assets at Period-End:

2011

Undistributed long-term gain	$30,557,723

Net unrealized appreciation — investments	132,738,946

Net unrealized appreciation (depreciation) — other investments	(1,216)

Temporary book/tax differences	(358,547)

Late-year ordinary loss deferral	(73,237)

Shares of beneficial interest	2,349,304,400

Total net assets	$2,512,168,069

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration date have been utilized. Additionally, post-enactment capital loss

19        Invesco Mid Cap Core Equity Fund

carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund does not have a capital loss carryforward at period-end.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2011 was $1,364,436,228 and $1,526,499,372, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$268,659,102

Aggregate unrealized (depreciation) of investment securities	(135,920,156)

Net unrealized appreciation of investment securities	$132,738,946

Cost of investments for tax purposes is $2,418,554,453.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses and distributions, on December 31, 2011, undistributed net investment income (loss) was increased by $3,779,483, undistributed net realized gain was decreased by $3,437,215 and shares of beneficial interest decreased by $342,268. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Share Information

	Summary of Share Activity

	Years ended December 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Class A	15,925,002	$370,507,604	24,338,270	$522,802,715

Class B	172,477	3,266,003	688,858	12,028,879

Class C	2,596,265	48,473,603	3,950,329	68,898,504

Class R	3,207,913	73,524,458	5,517,316	117,334,687

Class Y	5,833,729	137,156,545	6,938,371	149,474,981

Institutional Class	6,845,390	159,732,258	6,816,174	153,333,075

Issued as reinvestment of dividends:
Class A	2,330,955	49,556,106	1,291,593	29,564,567

Class B	136,918	2,308,442	125,307	2,310,646

Class C	512,776	8,630,025	256,137	4,712,924

Class R	267,408	5,591,499	133,867	3,022,710

Class Y	210,404	4,500,550	102,179	2,346,035

Institutional Class	514,841	11,470,657	209,221	4,992,021

Automatic conversion of Class B shares to Class A shares:
Class A	1,706,192	39,546,892	2,896,502	62,373,269

Class B	(2,127,632)	(39,546,892)	(3,571,264)	(62,373,269)

Reacquired:
Class A	(25,336,377)	(578,915,046)	(21,476,270)	(462,531,767)

Class B	(994,030)	(18,640,085)	(1,858,438)	(32,306,903)

Class C	(3,246,600)	(59,415,296)	(2,703,112)	(47,138,358)

Class R	(3,713,443)	(84,217,855)	(2,305,947)	(48,814,473)

Class Y	(5,999,518)	(134,592,577)	(2,910,860)	(62,550,113)

Institutional Class	(4,827,772)	(111,343,665)	(3,345,381)	(75,613,560)

Net increase (decrease) in share activity	(5,985,102)	$(112,406,774)	15,092,852	$341,866,570

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 11% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

20        Invesco Mid Cap Core Equity Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses) on								to average		to average net		Ratio of net
	Net asset	Net	securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	distributions	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 12/31/11	$23.17	$(0.02)	$(1.42)	$(1.44)	$—	$(0.71)	$(0.71)	$21.02	(6.24)%	$1,554,838	1.16	%(d)	1.19	%(d)	(0.09	)%(d)	57%
Year ended 12/31/10	20.95	0.01	2.61	2.62	(0.01)	(0.39)	(0.40)	23.17	12.52	1,838,719	1.18		1.21		0.06		61
Year ended 12/31/09	16.11	0.05	4.81	4.86	(0.02)	—	(0.02)	20.95	30.16	1,515,079	1.24		1.27		0.26		24
Year ended 12/31/08	23.63	0.17	(6.69)	(6.52)	(0.18)	(0.82)	(1.00)	16.11	(27.45)	879,531	1.25		1.28		0.79		60
Year ended 12/31/07	26.08	0.32	2.23	2.55	(0.36)	(4.64)	(5.00)	23.63	9.90	1,280,918	1.21		1.22		0.97		49

Class B
Year ended 12/31/11	18.66	(0.16)	(1.13)	(1.29)	—	(0.71)	(0.71)	16.66	(6.95)	55,166	1.91	(d)	1.94	(d)	(0.84	)(d)	57
Year ended 12/31/10	17.06	(0.12)	2.10	1.98	—	(0.38)	(0.38)	18.66	11.65	114,279	1.93		1.96		(0.69)		61
Year ended 12/31/09	13.22	(0.07)	3.93	3.86	(0.02)	—	(0.02)	17.06	29.19	183,219	1.99		2.02		(0.49)		24
Year ended 12/31/08	19.59	0.01	(5.52)	(5.51)	(0.04)	(0.82)	(0.86)	13.22	(27.97)	197,599	2.00		2.03		0.04		60
Year ended 12/31/07	22.39	0.08	1.91	1.99	(0.15)	(4.64)	(4.79)	19.59	9.03	394,916	1.96		1.97		0.22		49

Class C
Year ended 12/31/11	18.62	(0.16)	(1.13)	(1.29)	—	(0.71)	(0.71)	16.62	(6.97)	220,772	1.91	(d)	1.94	(d)	(0.84	)(d)	57
Year ended 12/31/10	17.02	(0.12)	2.10	1.98	—	(0.38)	(0.38)	18.62	11.68	249,883	1.93		1.96		(0.69)		61
Year ended 12/31/09	13.19	(0.07)	3.92	3.85	(0.02)	—	(0.02)	17.02	29.18	202,853	1.99		2.02		(0.49)		24
Year ended 12/31/08	19.55	0.01	(5.51)	(5.50)	(0.04)	(0.82)	(0.86)	13.19	(27.98)	115,735	2.00		2.03		0.04		60
Year ended 12/31/07	22.35	0.08	1.91	1.99	(0.15)	(4.64)	(4.79)	19.55	9.05	182,444	1.96		1.97		0.22		49

Class R
Year ended 12/31/11	22.85	(0.08)	(1.40)	(1.48)	—	(0.71)	(0.71)	20.66	(6.51)	165,812	1.41	(d)	1.44	(d)	(0.34	)(d)	57
Year ended 12/31/10	20.71	(0.04)	2.56	2.52	—	(0.38)	(0.38)	22.85	12.21	188,803	1.43		1.46		(0.19)		61
Year ended 12/31/09	15.96	—	4.77	4.77	(0.02)	—	(0.02)	20.71	29.88	101,828	1.49		1.52		0.01		24
Year ended 12/31/08	23.40	0.11	(6.61)	(6.50)	(0.12)	(0.82)	(0.94)	15.96	(27.63)	49,456	1.50		1.53		0.54		60
Year ended 12/31/07	25.88	0.22	2.23	2.45	(0.29)	(4.64)	(4.93)	23.40	9.59	70,940	1.46		1.47		0.71		49

Class Y
Year ended 12/31/11	23.25	0.04	(1.44)	(1.40)	—	(0.71)	(0.71)	21.14	(6.05)	175,773	0.91	(d)	0.94	(d)	0.16	(d)	57
Year ended 12/31/10	20.97	0.07	2.60	2.67	(0.01)	(0.38)	(0.39)	23.25	12.80	192,236	0.93		0.96		0.31		61
Year ended 12/31/09	16.10	0.10	4.82	4.92	(0.05)	—	(0.05)	20.97	30.59	86,803	0.99		1.02		0.51		24
Year ended 12/31/08(e)	20.44	0.04	(3.37)	(3.33)	(0.19)	(0.82)	(1.01)	16.10	(16.12)	2,349	1.06	(f)	1.09	(f)	0.98	(f)	60

Institutional Class
Year ended 12/31/11	24.15	0.07	(1.48)	(1.41)	—	(0.71)	(0.71)	22.03	(5.87)	339,807	0.79	(d)	0.82	(d)	0.28	(d)	57
Year ended 12/31/10	21.74	0.11	2.70	2.81	(0.01)	(0.39)	(0.40)	24.15	12.94	311,455	0.76		0.79		0.48		61
Year ended 12/31/09	16.67	0.13	5.01	5.14	(0.07)	—	(0.07)	21.74	30.84	200,303	0.80		0.83		0.70		24
Year ended 12/31/08	24.44	0.26	(6.95)	(6.69)	(0.26)	(0.82)	(1.08)	16.67	(27.19)	67,379	0.85		0.88		1.19		60
Year ended 12/31/07	26.82	0.43	2.30	2.73	(0.47)	(4.64)	(5.11)	24.44	10.33	67,180	0.82		0.83		1.35		49

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending December 31, 2009, the portfolio turnover calculation excludes the value of securities purchased of $36,332,046 and sold of $40,409,014 in the effort to realign the Fund’s portfolio holdings after the reorganization of Atlantic Whitehall Mid Cap Growth Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s) of $1,781,617, $86,214, $278,440, $184,703, $216,488 and $341,766 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)	Commencement date of October 3, 2008.
(f)	Annualized.

21        Invesco Mid Cap Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)
and Shareholders of Invesco Mid Cap Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Mid Cap Core Equity Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 24, 2012
Houston, Texas

22        Invesco Mid Cap Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
A	$1,000.00	$883.10	$5.55	$1,019.31	$5.96	1.17%

B	1,000.00	879.60	9.10	1,015.53	9.75	1.92

C	1,000.00	879.30	9.09	1,015.53	9.75	1.92

R	1,000.00	881.70	6.73	1,018.05	7.22	1.42

Y	1,000.00	884.00	4.37	1,020.57	4.69	0.92

Institutional	1,000.00	884.90	3.75	1,021.22	4.02	0.79

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2011 through December 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23        Invesco Mid Cap Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2011:

Federal and State Income Tax

Long-Term Capital Gain Dividends	$83,981,621
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	100.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24        Invesco Mid Cap Core Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	140	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	140	ACE Limited (insurance company); and Investment Company Institute

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco Mid Cap Core Equity Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	1985	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	140	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	140	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

T-2        Invesco Mid Cap Core Equity Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).	N/A	N/A

		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3        Invesco Mid Cap Core Equity Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
Other Officers—(continued)

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Mid Cap Core Equity Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
MCCE-AR-1                    Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2011

Invesco Small Cap Growth Fund
Nasdaq:
A: GTSAX ▪ B: GTSBX ▪ C: GTSDX ▪ R: GTSRX ▪ Y: GTSYX
Investor: GTSIX ▪ Institutional: GTSVX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This annual report provides important information about your Fund, including its one-year and long-term performance. I encourage you to read this report to learn more about how your Fund is managed, what it invests in and why it performed as it did. Also, this report includes information about your Fund’s management team and a listing of investments held by your Fund at the close of the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012. As we saw in 2011, market sentiment can change suddenly and dramatically – and certainly without advance notice –depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     That’s why the start of a new year is always a good time to catch up with your financial adviser. He or she can explain how your investments performed last year and over the longer term – keeping in mind that past performance cannot guarantee comparable future results. It’s important to remember that an investment’s long-term performance is more important than its performance over the short term. In evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation at the start of the new year, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw last year and may see again this year.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our fund managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
Financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our fund managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser should be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Small Cap Growth Fund

Bruce Crockett
Dear Fellow Shareholders:
As always, the Invesco Funds Board of Trustees remains committed to putting your interests first. During 2011, we completed an unprecedented number of fund mergers, and I would like to thank investors for taking the time to vote their proxies and helping us effect the consolidations. This reworking of our funds ensures that the depth and breadth of our fund offerings and their cost to shareholders remains highly competitive. We also worked to manage costs throughout the year, and this remains a continuing focus of your Board. We will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Throughout 2011, we experienced volatile, challenging markets that presented significant opportunities and risks for investors.
     Early in the year, protests in the Middle East and Africa led to increases in oil and gas prices. This was followed by the disasters in Japan that led to supply chain disruptions across a number of industries. In Europe, sovereign debt concerns created uncertainty in global markets that remains unresolved. Here in the U.S., prolonged congressional debates over deficits and the debt ceiling resulted in the first-ever downgrade of U.S. long-term debt. Combined, this “imperfect storm” of events took a tremendous toll on global economic growth and created volatility in the markets.
     Across the globe, demographic and economic trends are profoundly reshaping the world’s wealth. Emerging markets such as China, India, Brazil and Russia are experiencing tremendous growth. China is now the world’s second-largest economy. Meanwhile, established markets such as the U.S. and Europe are struggling with debt issues and experiencing much lower rates of growth. We all know the U.S. is a consumer-driven market and, throughout the year, consumers faced numerous headwinds, including elevated energy prices, a dismal housing market and high unemployment.
     This dynamic, challenging market and economic environment underscores once again the value of maintaining a well-diversified investment portfolio. Obviously, none of us can control the markets or global economic trends. However, working with an adviser, we can create a portfolio of funds that may help us meet our financial objectives while taking into account our individual tolerance for risk. Adopting a disciplined approach to saving and investing may help provide the funds needed to buy a house, pay for our children’s education and provide for a comfortable retirement.
     Now is a perfect time to sit down with your financial adviser and review your situation to make sure your portfolio is aligned with your investment objectives. He or she can provide insights into the performance of your existing investments and make suggestions for repositioning your portfolio for the years ahead.
     Based on everything I’ve read, 2012 promises to be just as interesting as the year we’ve left behind, with continued uncertainty in key economies around the world and volatility in the markets. With this in mind, you’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Numerous websites, including Invesco’s, provide a wealth of information about your investments and the latest news regarding global markets.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in 2012.
Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco Small Cap Growth Fund

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2011, Invesco Small Cap Growth Fund had marginally negative returns at net asset value (NAV), but outperformed the Fund’s style-specific index, the Russell 2000 Growth Index, driven by stock selection across a number of sectors.
The Fund underperformed the broad market, as measured by the S&P 500 Index, as small cap stocks generally underperformed large cap stocks during the year.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-1.27%

Class B Shares	-2.01

Class C Shares	-1.97

Class R Shares	-1.52

Class Y Shares	-0.99

Investor Class Shares	-1.24

Institutional Class Shares	-0.81

S&P 500 Index▼ (Broad Market Index)	2.09

Russell 2000 Growth Index▼ (Style-Specific Index)	-2.91

Lipper Small-Cap Growth Funds Index▼ (Peer Group Index)	-3.40

Source(s): ▼Lipper Inc.

How we invest
We believe a growth investment strategy is an essential component of a diversified portfolio.
     Our investment process seeks to identify attractively valued small-cap companies with high-growth potential, demonstrated by consistent and accelerating revenue and earnings growth.
     We begin with a quantitative model that ranks companies based on a set of growth, quality and timeliness factors. This proprietary model provides an objective approach to identifying new investment opportunities, as the highest ranked stocks become the primary focus of our research efforts.
     Our stock selection process is based on a rigorous three-step process.
■	Fundamental analysis: Building financial models and conducting in-depth interviews with company management.

■	Valuation analysis: Identifying attractively valued stocks given their growth potential over a one- to two-year horizon.

■	Timeliness analysis: Identifying the “timeliness” of a stock purchase. We review trading volume characteristics and trend analysis to make sure there are no signs of stock deterioration. This also serves as a risk management measure that helps us confirm our high-conviction candidates.
     Portfolio construction plays an important role in risk management. We align the Fund with the Russell 2000 Growth Index, the benchmark we believe represents the small-cap-growth asset class.

We seek to manage risk by keeping the Fund’s sector weightings in line with the benchmark by staying fully diversified in all those sectors. We also seek to limit stock-specific risk by investing in typically 130 to 140 holdings.
     We consider selling a stock when it no longer meets our investment criteria, for the following reasons:
■	Our original investment thesis is not valid because the fundamentals are no longer intact.

■	The price target set at purchase is exceeded.

■	The company’s timeliness profile deteriorates.

Market conditions and your Fund
The fiscal year began with equity markets fueled by the second round of “quantitative easing” by the U.S. Federal Reserve. Markets rose through the first quarter of 2011. However, with the spring came increased volatility and significant macroeconomic distortions due to civil unrest in Egypt and Libya, flooding in Australia and a devastating earthquake and tsunami in Japan. Corporate earnings remained strong with largely positive surprises, but were often overshadowed by investor concerns about continuing high unemployment and soft housing data. Although markets stabilized and were generally in positive territory through the summer, major equity indexes sold off precipitously in August as the U.S. government struggled to raise the nation’s debt ceiling. Despite an eventual agreement between the White House and Congress, credit rating agency Standard & Poor’s announced the first-ever downgrade to long-term U.S. government debt. Uncertainty created by the downgrade, combined with the continuing saga surrounding the debt crisis in the eurozone, reignited fears of a global recession. Despite signs of sustained but

Portfolio Composition
By sector

Information Technology	24.8%

Health Care	18.1

Consumer Discretionary	17.9

Industrials	14.1

Energy	7.1

Financials	5.9

Materials	4.8

Consumer Staples	4.4

Utilities	1.6

Telecommunication Services	0.9

Money Market Funds Plus
Other Assets Less Liabilities	0.4

Top 10 Equity Holdings*

1.	TransDigm Group, Inc.	2.0%

2.	Zoll Medical Corp.	1.3

3.	Wabtec Corp.	1.2

4.	CoStar Group Inc.	1.2

5.	Nu Skin Enterprises, Inc.-Class A1	1.2

6.	BioMarin Pharmaceutical Inc.	1.1

7.	RightNow Technologies, Inc.	1.1

8.	Salix Pharmaceuticals, Ltd.	1.1

9.	ProAssurance Corp.	1.1

10.	CommVault Systems, Inc.	1.0

Top Five Industries*

1.	Application Software	8.1%

2.	Semiconductors	5.4

3.	Health Care Equipment	4.0

4.	Internet Software & Services	3.6

5.	Oil & Gas Equipment & Services	3.4

Total Net Assets	$1.6 billion

Total Number of Holdings*	130

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.

4 Invesco Small Cap Growth Fund

muted growth, these macroeconomic factors continued to weigh on markets through the end of the reporting period.
     The Fund had marginally negative returns but, at NAV, outperformed the Russell 2000 Growth Index primarily due to strong stock selection. The Fund outperformed by the widest margin in the consumer discretionary sector, primarily driven by stock selection. Tractor Supply was a contributor to the Fund as it shifted its product mix to attract recurring business and implemented a new customer relationship system to market more effectively with less spending. In the consumer services industry group, weight management services provider Weight Watchers International made a solid contribution to performance. The company continued to benefit from a major overhaul of its business plan resulting in growth of its online subscription services, meeting business and, ultimately, revenue and earnings growth.
     The Fund also outperformed in the health care sector driven by stock selection in the pharmaceuticals, biotechnology, and life sciences tools and services industries. One of the leading contributors to outperformance was Valeant Pharmaceuticals International, a maker of pharmaceuticals in the neurology, dermatology and branded generics segments. The company benefited from strong demand for its products, as well as cost savings achieved from a significant acquisition, resulting in revenue and earnings growth. We sold our position before the end of the reporting period. ZOLL Medical Group is a manufacturer of defibrillators and body temperature management technology which also contributed to performance. Concerns that Medicare reimbursements would be cut for ZOLL’s fast-growing LifeVest wearable defibrillator product were alleviated late in the year resulting in strong stock appreciation. Another holding that made a positive contribution to performance was generic and private label over-the-counter pharmaceutical maker Perrigo, which we sold during the reporting period.
     Outperformance in the materials sector was also due to stock selection. One of the leading contributors to performance in this sector was corrosion resistant products maker Carpenter Technology, which continued to benefit from the new airplane build cycle as well as improving production efficiencies.
     The Fund underperformed in the financials sector driven primarily by stock selection. One of the leading detractors from performance was independent investment banking firm Greenhill & Co. Its emphasis on merger and acquisition activity was out of favor, as economic and regulatory uncertainty was high. Another detractor from performance was regional bank SVB Financial Group, whose business is particularly interest rate sensitive and was punished when the U.S. Federal Reserve made an explicit commitment to low interest rates into 2013.
     Throughout the year the Fund maintained a “barbell” positioning strategy that provided exposure to cyclical growth opportunities as well as more defensive areas of the market. Changes during the reporting period were moderate within this framework; however, the most significant changes included reductions in the information technology, consumer discretionary and energy sectors. We increased our exposure to health care and consumer staples, although both remained relative underweight positions.
     As we’ve discussed, the stock market experienced significant volatility during the fiscal year. We would like to caution investors against making investment decisions based on short-term performance. Thank you for your commitment to Invesco Small Cap Growth Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Juliet Ellis
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Small Cap Growth Fund. Ms. Ellis joined Invesco in 2004. She earned a B.A. in economics and political science from Indiana University.
Juan Hartsfield
Chartered Financial Analyst, portfolio manager, is manager of Invesco Small Cap Growth Fund. Mr. Hartsfield joined Invesco in 2004. He earned a B.S. in petroleum engineering from The University of Texas. He also earned an M.B.A. from the University of Michigan.
Clay Manley
Chartered Financial Analyst, portfolio manager, is manager of Invesco Small Cap Growth Fund. He joined Invesco in 2001. Mr. Manley earned a B.A. in history and geology at Vanderbilt University. He also earned an M.B.A. with concentrations in finance and accounting from the Goizueta Business School at Emory University.

5 Invesco Small Cap Growth Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 12/31/01*

*	During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception pre-dated the benchmarks’ inception. Also, all charts will now be presented using a linear format.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Small Cap Growth Fund

Average Annual Total Returns
As of 12/31/11, including maximum applicable
sales charges

Class A Shares

Inception (10/18/95)		8.81%

10	Years	3.65

5	Years	1.57

1	Year	-6.69

Class B Shares

Inception (10/18/95)		8.81%

10	Years	3.61

5	Years	1.62

1	Year	-6.80

Class C Shares

Inception (5/3/99)		5.46%

10	Years	3.45

5	Years	1.95

1	Year	-2.93

Class R Shares

10	Years	3.98%

5	Years	2.46

1	Year	-1.52

Class Y Shares

10	Years	4.32%

5	Years	2.88

1	Year	-0.99

Investor Class Shares

10	Years	4.24%

5	Years	2.72

1	Year	-1.24

Institutional Class Shares

Inception (3/15/02)		5.26%

5	Years	3.17

1	Year	-0.81
Class R shares incepted on June 3, 2002. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Investor Class shares incepted on April 7, 2006. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares was 1.25%, 2.00%, 2.00%, 1.50%, 1.00%, 1.25% and 0.82%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses

7 Invesco Small Cap Growth Fund

Invesco Small Cap Growth Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of December 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased for new or additional investments. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	IPO risk. Although the fund’s return during certain periods was positively impacted by its investments in initial public offerings (IPOs), there can be no assurance that the fund will have favorable IPO investment opportunities in the future.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■	Small- and mid-capitalization risks. Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

■	U.S. government obligations risk. The Fund may invest in obligations issued by U.S. government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
■	The Russell 2000® Growth Index is an unmanaged index considered representative of small-cap growth stocks. The Russell 2000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Small-Cap Growth Funds Index is an unmanaged index considered representative of small-cap growth funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	GTSAX
Class B Shares	GTSBX
Class C Shares	GTSDX
Class R Shares	GTSRX
Class Y Shares	GTSYX
Investor Class Shares	GTSIX
Institutional Class Shares	GTSVX

8 Invesco Small Cap Growth Fund

Schedule of Investments(a)

December 31, 2011

	Shares	Value

Common Stocks & Other Equity Interests–99.58%
Aerospace & Defense–2.90%
Hexcel Corp.(b)	622,339	$15,066,827

TransDigm Group, Inc.(b)	341,139	32,640,180

		47,707,007

Air Freight & Logistics–1.61%
Forward Air Corp.	377,259	12,091,151

Hub Group, Inc.–Class A(b)	444,154	14,403,914

		26,495,065

Apparel Retail–2.25%
DSW Inc.–Class A	269,022	11,893,463

Foot Locker, Inc.	529,451	12,622,112

Urban Outfitters, Inc.(b)(c)	455,824	12,562,509

		37,078,084

Apparel, Accessories & Luxury Goods–2.07%
Maidenform Brands, Inc.(b)	508,190	9,299,877

Michael Kors Holdings Ltd.(b)	378,797	10,322,218

Under Armour, Inc.–Class A(b)(c)	200,343	14,382,624

		34,004,719

Application Software–8.14%
ANSYS, Inc.(b)	239,407	13,713,233

Aspen Technology, Inc.(b)	881,308	15,290,694

BroadSoft Inc.(b)(c)	424,130	12,808,726

Fair Isaac Corp.	408,659	14,646,339

Informatica Corp.(b)	445,763	16,462,028

Interactive Intelligence Group, Inc.(b)	344,664	7,899,699

Manhattan Associates, Inc.(b)	400,822	16,225,274

Parametric Technology Corp.(b)	507,443	9,265,909

Quest Software, Inc.(b)	589,024	10,955,846

Solarwinds, Inc.(b)	593,912	16,599,840

		133,867,588

Asset Management & Custody Banks–0.95%
Affiliated Managers Group, Inc.(b)	162,376	15,579,977

Auto Parts & Equipment–1.11%
Tenneco Inc.(b)	327,035	9,739,102

TRW Automotive Holdings Corp.(b)	259,663	8,465,014

		18,204,116

Automotive Retail–1.59%
Group 1 Automotive, Inc.	254,185	13,166,783

Monro Muffler Brake, Inc.	335,069	12,997,327

		26,164,110

Biotechnology–3.23%
Acorda Therapeutics Inc.(b)	350,464	8,355,062

BioMarin Pharmaceutical Inc.(b)	527,969	18,151,574

Incyte Corp.(b)(c)	912,372	13,694,703

United Therapeutics Corp.(b)	273,623	12,928,687

		53,130,026

Casinos & Gaming–0.99%
Penn National Gaming, Inc.(b)	429,789	16,362,067

Coal & Consumable Fuels–0.42%
James River Coal Co.(b)(c)	990,958	6,857,429

Communications Equipment–2.33%
Ciena Corp.(b)(c)	525,937	6,363,838

Finisar Corp.(b)	573,277	9,599,523

NETGEAR, Inc.(b)	382,261	12,832,502

Polycom, Inc.(b)	590,388	9,623,324

		38,419,187

Computer & Electronics Retail–0.69%
GameStop Corp.–Class A(b)(c)	471,123	11,368,198

Construction & Farm Machinery & Heavy Trucks–2.69%
Lindsay Corp.(c)	209,884	11,520,533

WABCO Holdings Inc.(b)	295,348	12,818,103

Wabtec Corp.	284,203	19,880,000

		44,218,636

Data Processing & Outsourced Services–0.96%
Alliance Data Systems Corp.(b)	151,822	15,765,197

Distributors–0.78%
Pool Corp.	424,483	12,776,938

Diversified Chemicals–1.65%
Olin Corp.	649,598	12,764,601

Solutia Inc.(b)	834,242	14,415,702

		27,180,303

Diversified REIT’s–0.87%
Colonial Properties Trust(c)	682,800	14,243,208

Electric Utilities–0.90%
ITC Holdings Corp.	195,693	14,849,185

Electrical Components & Equipment–0.90%
Thomas & Betts Corp.(b)	272,240	14,864,304

Electronic Components–0.66%
Littelfuse, Inc.	252,731	10,862,378

Environmental & Facilities Services–0.81%
Tetra Tech, Inc.(b)	615,745	13,293,935

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Small Cap Growth Fund

	Shares	Value

Environmental & Facilities Services–(continued)
Fertilizers & Agricultural Chemicals–0.50%
Intrepid Potash, Inc.(b)	360,691	$8,162,437

Food Retail–0.76%
Ruddick Corp.	294,739	12,567,671

Footwear–0.92%
Steven Madden, Ltd.(b)	439,742	15,171,099

Gold–0.51%
Allied Nevada Gold Corp.(b)	140,983	4,268,965

Detour Gold Corp. (Canada)(b)	167,984	4,146,837

		8,415,802

Health Care Distributors–0.68%
PSS World Medical, Inc.(b)	461,828	11,171,619

Health Care Equipment–3.95%
Insulet Corp.(b)(c)	463,919	8,735,595

Masimo Corp.	517,096	9,661,938

Sirona Dental Systems, Inc.(b)	294,847	12,985,062

STERIS Corp.	422,740	12,606,107

Zoll Medical Corp.(b)	331,556	20,947,708

		64,936,410

Health Care Facilities–1.05%
Health Management Associates Inc.–Class A(b)	1,219,617	8,988,577

VCA Antech, Inc.(b)	418,340	8,262,215

		17,250,792

Health Care Services–2.32%
Chemed Corp.	249,091	12,755,950

HMS Holdings Corp.(b)	387,631	12,396,440

Mednax, Inc.(b)	180,616	13,006,158

		38,158,548

Health Care Supplies–0.47%
Meridian Bioscience, Inc.	410,341	7,730,824

Health Care Technology–1.43%
Allscripts Healthcare Solutions, Inc.(b)	737,978	13,977,303

Quality Systems, Inc.	257,632	9,529,808

		23,507,111

Hotels, Resorts & Cruise Lines–0.67%
Choice Hotels International, Inc.	289,919	11,031,418

Industrial Machinery–2.40%
Crane Co.	292,607	13,667,673

Kennametal Inc.	317,599	11,598,716

Lincoln Electric Holdings, Inc.	364,593	14,262,878

		39,529,267

Insurance Brokers–0.82%
Brown & Brown, Inc.	598,297	13,539,461

Internet Software & Services–3.64%
Ancestry.com, Inc.(b)(c)	302,894	6,954,446

Open Text Corp. (Canada)(b)(c)	226,006	11,557,947

RightNow Technologies, Inc.(b)	418,900	17,899,597

ValueClick, Inc.(b)	950,853	15,489,395

WebMD Health Corp.(b)	214,283	8,046,327

		59,947,712

Investment Banking & Brokerage–0.79%
Greenhill & Co., Inc.(c)	147,599	5,368,176

Stifel Financial Corp.(b)	236,342	7,574,761

		12,942,937

Leisure Facilities–0.98%
Life Time Fitness, Inc.(b)	346,786	16,212,246

Life Sciences Tools & Services–2.47%
Bruker Corp.(b)	653,680	8,118,705

PAREXEL International Corp.(b)	599,943	12,442,818

PerkinElmer, Inc.	464,783	9,295,660

Techne Corp.	157,092	10,723,100

		40,580,283

Managed Health Care–0.97%
Centene Corp.(b)	403,284	15,966,014

Metal & Glass Containers–0.61%
Greif Inc.–Class A	221,898	10,107,454

Oil & Gas Drilling–1.30%
Atwood Oceanics, Inc.(b)	290,945	11,576,701

Patterson-UTI Energy, Inc.	495,606	9,902,208

		21,478,909

Oil & Gas Equipment & Services–3.36%
Dresser-Rand Group, Inc.(b)	284,838	14,216,265

Dril-Quip, Inc.(b)	209,574	13,794,161

FMC Technologies, Inc.(b)	293,576	15,333,474

Lufkin Industries, Inc.	177,171	11,925,380

		55,269,280

Oil & Gas Exploration & Production–2.80%
Bill Barrett Corp.(b)	307,252	10,468,076

Energen Corp.	244,913	12,245,650

Resolute Energy Corp.(b)(c)	949,950	10,259,460

SandRidge Energy Inc.(b)(c)	1,596,756	13,029,529

		46,002,715

Packaged Foods & Meats–2.45%
B&G Foods Inc.	687,938	16,558,668

Diamond Foods, Inc.	228,093	7,360,561

Lancaster Colony Corp.(c)	237,609	16,475,808

		40,395,037

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Small Cap Growth Fund

	Shares	Value

Personal Products–1.15%
Nu Skin Enterprises, Inc.–Class A	389,847	$18,934,869

Pharmaceuticals–1.07%
Salix Pharmaceuticals, Ltd.(b)	367,782	17,598,369

Property & Casualty Insurance–1.06%
ProAssurance Corp.	218,508	17,441,309

Regional Banks–1.41%
Huntington Bancshares Inc.	1,707,042	9,371,660

SVB Financial Group(b)	290,640	13,860,622

		23,232,282

Research & Consulting Services–1.16%
CoStar Group Inc.(b)	285,017	19,019,184

Restaurants–2.13%
Darden Restaurants, Inc.	245,263	11,179,087

Domino’s Pizza, Inc.(b)	382,736	12,993,887

Jack in the Box, Inc.(b)	519,893	10,865,764

		35,038,738

Security & Alarm Services–0.81%
Corrections Corp. of America(b)	654,775	13,337,767

Semiconductor Equipment–1.60%
Cymer, Inc.(b)	268,627	13,366,879

Teradyne, Inc.(b)	947,582	12,915,543

		26,282,422

Semiconductors–5.37%
Cavium Inc.(b)	434,695	12,358,379

Hittite Microwave Corp.(b)	254,854	12,584,691

Microsemi Corp.(b)	737,066	12,345,856

PMC-Sierra, Inc.(b)	1,886,238	10,393,171

Power Integrations, Inc.(c)	395,602	13,118,162

Semtech Corp.(b)	597,965	14,841,491

Volterra Semiconductor Corp.(b)	499,166	12,783,641

		88,425,391

Specialized Consumer Services–0.64%
Weight Watchers International, Inc.(c)	190,418	10,474,894

Specialty Chemicals–0.60%
Rockwood Holdings Inc.(b)	249,194	9,810,768

Specialty Stores–2.32%
Dick’s Sporting Goods, Inc.	337,265	12,438,333

Tractor Supply Co.	171,362	12,021,044

Vitamin Shoppe, Inc.(b)	342,522	13,659,778

		38,119,155

Steel–0.88%
Carpenter Technology Corp.	281,643	14,498,982

Systems Software–2.54%
CommVault Systems, Inc.(b)	391,803	16,737,824

MICROS Systems, Inc.(b)	329,024	15,325,938

Websense, Inc.(b)	523,713	9,809,145

		41,872,907

Trading Companies & Distributors–1.60%
Watsco, Inc.	204,812	13,447,956

WESCO International, Inc.(b)	242,295	12,844,058

		26,292,014

Wireless Telecommunication Services–0.89%
SBA Communications Corp.–Class A(b)	339,865	14,600,600

Total Common Stocks & Other Equity Interests (Cost $1,336,780,686)		1,638,346,354

Money Market Funds–0.69%
Liquid Assets Portfolio–Institutional Class(d)	5,686,817	5,686,817

Premier Portfolio–Institutional Class(d)	5,686,817	5,686,817

Total Money Market Funds (Cost $11,373,634)		11,373,634

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.27% (Cost $1,348,154,320)		1,649,719,988

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–5.00%
Liquid Assets Portfolio–Institutional Class (Cost $82,165,645)(d)(e)	82,165,645	82,165,645

TOTAL INVESTMENTS–105.27% (Cost $1,430,319,965)		1,731,885,633

OTHER ASSETS LESS LIABILITIES–(5.27)%		(86,634,780)

NET ASSETS–100.00%		$1,645,250,853

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2011.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Small Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (Cost $1,336,780,686)*	$1,638,346,354

Investments in affiliated money market funds, at value and cost	93,539,279

Total investments, at value (Cost $1,430,319,965)	1,731,885,633

Receivable for:
Investments sold	3,417,638

Investments sold to affiliates	947

Fund shares sold	3,044,843

Dividends	609,258

Investment for trustee deferred compensation and retirement plans	78,975

Other assets	26,808

Total assets	1,739,064,102

Liabilities:
Payable for:
Investments purchased	2,176,679

Fund shares reacquired	7,741,841

Collateral upon return of securities loaned	82,165,645

Accrued fees to affiliates	1,354,546

Accrued other operating expenses	93,372

Trustee deferred compensation and retirement plans	281,166

Total liabilities	93,813,249

Net assets applicable to shares outstanding	$1,645,250,853

Net assets consist of:
Shares of beneficial interest	$1,336,994,118

Undistributed net investment income (loss)	(1,314,582)

Undistributed net realized gain	8,005,649

Unrealized appreciation	301,565,668

$1,645,250,853

Net Assets:
Class A	$829,695,612

Class B	$7,571,645

Class C	$17,851,470

Class R	$70,748,662

Class Y	$8,108,218

Investor Class	$209,380,661

Institutional Class	$501,894,585

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	29,938,790

Class B	321,083

Class C	757,891

Class R	2,630,704

Class Y	290,278

Investor Class	7,349,105

Institutional Class	17,148,390

Class A:
Net asset value per share	$27.71

Maximum offering price per share (Net asset value of $27.71 divided by 94.50%)	$29.33

Class B:
Net asset value and offering price per share	$23.58

Class C:
Net asset value and offering price per share	$23.55

Class R:
Net asset value and offering price per share	$26.89

Class Y:
Net asset value and offering price per share	$27.93

Investor Class:
Net asset value and offering price per share	$28.49

Institutional Class:
Net asset value and offering price per share	$29.27

*	At December 31, 2011, securities with an aggregate value of $79,886,789 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Small Cap Growth Fund

Statement of Operations

For the year ended December 31, 2011

Investment income:
Dividends	$10,753,551

Dividends from affiliated money market funds (includes securities lending income of $383,169)	422,454

Total investment income	11,176,005

Expenses:
Advisory fees	12,401,805

Administrative services fees	443,036

Custodian fees	53,804

Distribution fees:
Class A	2,374,579

Class B	100,916

Class C	203,100

Class R	382,489

Investor Class	583,884

Transfer agent fees — A, B, C, R, Y and Investor	3,675,471

Transfer agent fees — Institutional	451,299

Trustees’ and officers’ fees and benefits	94,938

Other	260,472

Total expenses	21,025,793

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(60,706)

Net expenses	20,965,087

Net investment income (loss)	(9,789,082)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $525,128)	105,333,179

Foreign currencies	(12,916)

105,320,263

Change in net unrealized appreciation (depreciation) of investment securities	(124,366,524)

Net realized and unrealized gain (loss)	(19,046,261)

Net increase (decrease) in net assets resulting from operations	$(28,835,343)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Small Cap Growth Fund

Statement of Changes in Net Assets

For the years ended December 31, 2011 and 2010

	2011	2010

Operations:
Net investment income (loss)	$(9,789,082)	$(7,768,125)

Net realized gain	105,320,263	67,341,840

Change in net unrealized appreciation (depreciation)	(124,366,524)	290,238,831

Net increase (decrease) in net assets resulting from operations	(28,835,343)	349,812,546

Distributions to shareholders from net realized gains:
Class A	(15,755,105)	—

Class B	(170,369)	—

Class C	(392,069)	—

Class R	(1,355,821)	—

Class Y	(149,450)	—

Investor Class	(3,798,394)	—

Institutional Class	(8,680,259)	—

Total distributions from net realized gains	(30,301,467)	—

Share transactions–net:
Class A	(72,033,508)	(42,514,825)

Class B	(4,466,089)	(12,571,395)

Class C	(2,687,335)	(1,703,502)

Class R	6,710,379	10,628,639

Class Y	2,223,361	217,640

Investor Class	(15,166,971)	9,336,590

Institutional Class	90,633,718	102,003,843

Net increase in net assets resulting from share transactions	5,213,555	65,396,990

Net increase (decrease) in net assets	(53,923,255)	415,209,536

Net assets:
Beginning of year	1,699,174,108	1,283,964,572

End of year (includes undistributed net investment income (loss) of ($1,314,582) and ($218,864), respectively)	$1,645,250,853	$1,699,174,108

Notes to Financial Statements

December 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Small Cap Growth Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of sixteen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such

14        Invesco Small Cap Growth Fund

shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  Effective as of the close of business on March 18, 2002, the Fund’s shares were offered on a limited basis to certain investors.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

15        Invesco Small Cap Growth Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire

16        Invesco Small Cap Growth Fund

but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.725%

Next $500 million	0.70%

Next $500 million	0.675%

Over $1.5 billion	0.65%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least April 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2013. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended December 31, 2011, the Adviser waived advisory fees and reimbursed Fund expenses of $58,522.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended December 31, 2011, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2011, IDI advised the Fund that IDI retained $9,266 in front-end sales commissions from the sale of Class A shares and $49, $12,465 and $725 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

17        Invesco Small Cap Growth Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$1,731,885,633	$—	$—	$1,731,885,633

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for year ended December 31, 2011, the Fund engaged in securities purchases of $2,300,872 and securities sales of $5,227,565, which resulted in net realized gains of $525,128.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,184.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2011, the Fund paid legal fees of $3,304 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18        Invesco Small Cap Growth Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2011 and 2010:

	2011	2010

Long-term capital gain	$30,301,467	$—

Tax Components of Net Assets at Period-End:

2011

Undistributed long-term gain	$8,843,907

Net unrealized appreciation — investments	300,727,410

Temporary book/tax differences	(266,885)

Late-Year deferrals	(1,047,697)

Shares of beneficial interest	1,336,994,118

Total net assets	$1,645,250,853

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and the treatment of certain passive foreign investment companies.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation, passive foreign investment companies and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $63,507,832 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund does not have a capital loss carryforward at period-end.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2011 was $664,371,353 and $686,994,653, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$372,938,106

Aggregate unrealized (depreciation) of investment securities	(72,210,696)

Net unrealized appreciation of investment securities	$300,727,410

Cost of investments for tax purposes is $1,431,158,223.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of litigation settlements and net operating losses, on December 31, 2011, undistributed net investment income (loss) was increased by $8,693,364, undistributed net realized gain was decreased by $3,045,323 and shares of beneficial interest decreased by $5,648,041. This reclassification had no effect on the net assets of the Fund.

19        Invesco Small Cap Growth Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended December 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Class A	7,873,328	$235,687,610	7,664,845	$185,862,128

Class B	22,773	583,128	44,008	929,552

Class C	108,526	2,755,865	160,748	3,382,951

Class R	1,542,217	44,436,875	1,076,426	25,642,447

Class Y	117,275	3,525,468	70,987	1,710,418

Investor Class	1,458,873	44,972,918	2,342,935	59,444,924

Institutional Class	6,690,660	208,159,275	7,573,297	191,585,629

Issued as reinvestment of dividends:
Class A	557,155	15,633,752	—	—

Class B	6,942	165,847	—	—

Class C	16,067	383,208	—	—

Class R	49,790	1,355,771	—	—

Class Y	5,070	143,392	—	—

Investor Class	129,262	3,729,198	—	—

Institutional Class	277,369	8,218,459	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	96,875	2,871,390	443,494	10,381,020

Class B	(112,993)	(2,871,390)	(512,694)	(10,381,020)

Reacquired:
Class A	(11,236,451)	(326,226,260)	(9,818,260)	(238,757,973)

Class B	(91,651)	(2,343,674)	(149,235)	(3,119,927)

Class C	(230,059)	(5,826,408)	(243,728)	(5,086,453)

Class R	(1,385,475)	(39,082,267)	(634,065)	(15,013,808)

Class Y	(49,396)	(1,445,499)	(62,663)	(1,492,778)

Investor Class	(2,099,996)	(63,869,087)	(2,034,001)	(50,108,334)

Institutional Class	(4,070,681)	(125,744,016)	(3,525,594)	(89,581,786)

Net increase (decrease) in share activity	(324,520)	$5,213,555	2,396,500	$65,396,990

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 21% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

20        Invesco Small Cap Growth Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
			Net gains						expenses		expenses
			(losses) on						to average		to average net		Ratio of net
	Net asset	Net	securities		Distributions				net assets		assets without		investment
	value,	investment	(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	realized	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	gains	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 12/31/11	$28.59	$(0.19)	$(0.17)	$(0.36)	$(0.52)	$27.71	(1.27)%	$829,696	1.27	%(d)	1.27	%(d)	(0.65	)%(d)	38%
Year ended 12/31/10	22.64	(0.15)	6.10	5.95	—	28.59	26.28	933,268	1.25		1.25		(0.62)		38
Year ended 12/31/09	16.83	(0.05)	5.86	5.81	—	22.64	34.52	777,780	1.31		1.31		(0.25)		36
Year ended 12/31/08	29.00	(0.13)	(11.16)	(11.29)	(0.88)	16.83	(38.77)	630,729	1.28		1.28		(0.56)		29
Year ended 12/31/07	29.23	(0.25)	3.54	3.29	(3.52)	29.00	11.38	1,056,349	1.23		1.23		(0.78)		29

Class B
Year ended 12/31/11	24.59	(0.36)	(0.13)	(0.49)	(0.52)	23.58	(2.01)	7,572	2.02	(d)	2.02	(d)	(1.40	)(d)	38
Year ended 12/31/10	19.62	(0.28)	5.25	4.97	—	24.59	25.33	12,195	2.00		2.00		(1.37)		38
Year ended 12/31/09	14.70	(0.16)	5.08	4.92	—	19.62	33.47	21,853	2.06		2.06		(1.00)		36
Year ended 12/31/08	25.71	(0.28)	(9.85)	(10.13)	(0.88)	14.70	(39.22)	25,347	2.03		2.03		(1.31)		29
Year ended 12/31/07	26.47	(0.44)	3.20	2.76	(3.52)	25.71	10.55	60,227	1.98		1.98		(1.53)		29

Class C
Year ended 12/31/11	24.56	(0.36)	(0.13)	(0.49)	(0.52)	23.55	(2.01)	17,851	2.02	(d)	2.02	(d)	(1.40	)(d)	38
Year ended 12/31/10	19.59	(0.28)	5.25	4.97	—	24.56	25.37	21,201	2.00		2.00		(1.37)		38
Year ended 12/31/09	14.69	(0.16)	5.06	4.90	—	19.59	33.36	18,541	2.06		2.06		(1.00)		36
Year ended 12/31/08	25.69	(0.28)	(9.84)	(10.12)	(0.88)	14.69	(39.21)	14,889	2.03		2.03		(1.31)		29
Year ended 12/31/07	26.46	(0.44)	3.19	2.75	(3.52)	25.69	10.52	28,722	1.98		1.98		(1.53)		29

Class R
Year ended 12/31/11	27.83	(0.26)	(0.16)	(0.42)	(0.52)	26.89	(1.52)	70,749	1.52	(d)	1.52	(d)	(0.90	)(d)	38
Year ended 12/31/10	22.09	(0.20)	5.94	5.74	—	27.83	25.98	67,464	1.50		1.50		(0.87)		38
Year ended 12/31/09	16.47	(0.09)	5.71	5.62	—	22.09	34.12	43,786	1.56		1.56		(0.50)		36
Year ended 12/31/08	28.48	(0.19)	(10.94)	(11.13)	(0.88)	16.47	(38.91)	27,218	1.53		1.53		(0.81)		29
Year ended 12/31/07	28.84	(0.33)	3.49	3.16	(3.52)	28.48	11.07	36,591	1.48		1.48		(1.03)		29

Class Y
Year ended 12/31/11	28.73	(0.12)	(0.16)	(0.28)	(0.52)	27.93	(0.99)	8,108	1.02	(d)	1.02	(d)	(0.40	)(d)	38
Year ended 12/31/10	22.70	(0.09)	6.12	6.03	—	28.73	26.56	6,245	1.00		1.00		(0.37)		38
Year ended 12/31/09	16.84	—	5.86	5.86	—	22.70	34.80	4,744	1.06		1.06		—		36
Year ended 12/31/08(e)	21.87	(0.02)	(4.13)	(4.15)	(0.88)	16.84	(18.76)	2,136	1.10	(f)	1.11	(f)	(0.38	)(f)	29

Investor Class
Year ended 12/31/11	29.37	(0.20)	(0.16)	(0.36)	(0.52)	28.49	(1.24)	209,381	1.27	(d)	1.27	(d)	(0.65	)(d)	38
Year ended 12/31/10	23.26	(0.15)	6.26	6.11	—	29.37	26.27	230,909	1.25		1.25		(0.62)		38
Year ended 12/31/09	17.30	(0.05)	6.01	5.96	—	23.26	34.45	175,672	1.31		1.31		(0.25)		36
Year ended 12/31/08	29.76	(0.14)	(11.44)	(11.58)	(0.88)	17.30	(38.75)	149,594	1.28		1.28		(0.56)		29
Year ended 12/31/07	29.91	(0.26)	3.63	3.37	(3.52)	29.76	11.39	273,506	1.23		1.23		(0.78)		29

Institutional Class
Year ended 12/31/11	30.03	(0.06)	(0.18)	(0.24)	(0.52)	29.27	(0.81)	501,895	0.83	(d)	0.83	(d)	(0.21	)(d)	38
Year ended 12/31/10	23.68	(0.05)	6.40	6.35	—	30.03	26.82	427,893	0.82		0.82		(0.19)		38
Year ended 12/31/09	17.52	0.04	6.12	6.16	—	23.68	35.16	241,589	0.85		0.85		0.21		36
Year ended 12/31/08	30.01	(0.03)	(11.58)	(11.61)	(0.88)	17.52	(38.53)	133,585	0.86		0.86		(0.14)		29
Year ended 12/31/07	30.01	(0.12)	3.64	3.52	(3.52)	30.01	11.85	241,992	0.81		0.81		(0.36)		29

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $949,831, $10,092, $20,310, $76,498, $7,961, $233,554 and $494,340 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(e)	Commencement date of October 3, 2008.
(f)	Annualized.

21        Invesco Small Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)
and Shareholders of Invesco Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Small Cap Growth Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 24, 2012
Houston, Texas

22        Invesco Small Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
A	$1,000.00	$879.90	$6.02	$1,018.80	$6.46	1.27%

B	1,000.00	876.60	9.55	1,015.02	10.26	2.02

C	1,000.00	877.10	9.56	1,015.02	10.26	2.02

R	1,000.00	878.70	7.20	1,017.54	7.73	1.52

Y	1,000.00	881.00	4.84	1,020.06	5.19	1.02

Investor	1,000.00	880.10	6.02	1,018.80	6.46	1.27

Institutional	1,000.00	882.10	3.94	1,021.02	4.23	0.83

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2011 through December 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23        Invesco Small Cap Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2011:

Federal and State Income Tax

Long-Term Capital Gain Dividends	$30,301,467
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24        Invesco Small Cap Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	140	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	140	ACE Limited (insurance company); and Investment Company Institute

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco Small Cap Growth Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	1985	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	140	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	140	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

T-2        Invesco Small Cap Growth Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).	N/A	N/A

		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3        Invesco Small Cap Growth Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Other Officers—(continued)

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Small Cap Growth Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526 .
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SCG-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2011

Invesco Van Kampen Leaders Fund
Nasdaq:
A: VLFAX ▪ B: VLFBX ▪ C: VLFCX ▪ Y: VLFIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
10	Financial Statements
12	Notes to Financial Statements
18	Financial Highlights
19	Auditor's Report
20	Fund Expenses
21	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This annual report provides important information about your Fund, including its one-year and long-term performance. I encourage you to read this report to learn more about how your Fund is managed, what it invests in and why it performed as it did. Also, this report includes information about your Fund’s management team and a listing of investments held by your Fund at the close of the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012. As we saw in 2011, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     That’s why the start of a new year is always a good time to catch up with your financial adviser. He or she can explain how your investments performed last year and over the longer term – keeping in mind that past performance cannot guarantee comparable future results. It’s important to remember that an investment’s long-term performance is more important than its performance over the short term. In evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation at the start of the new year, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw last year and may see again this year.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our fund managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
Financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our fund managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser should be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Van Kampen Leaders Fund

Bruce Crockett
Dear Fellow Shareholders:
As always, the Invesco Funds Board of Trustees remains committed to putting your interests first. During 2011, we completed an unprecedented number of fund mergers, and I would like to thank investors for taking the time to vote their proxies and helping us effect the consolidations. This reworking of our funds ensures that the depth and breadth of our fund offerings and their cost to shareholders remains highly competitive. We also worked to manage costs throughout the year, and this remains a continuing focus of your Board. We will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Throughout 2011, we experienced volatile, challenging markets that presented significant opportunities and risks for investors.
     Early in the year, protests in the Middle East and Africa led to increases in oil and gas prices. This was followed by the disasters in Japan that led to supply chain disruptions across a number of industries. In Europe, sovereign debt concerns created uncertainty in global markets that remains unresolved. Here in the U.S., prolonged congressional debates over deficits and the debt ceiling resulted in the first-ever downgrade of U.S. long-term debt. Combined, this “imperfect storm” of events took a tremendous toll on global economic growth and created volatility in the markets.
     Across the globe, demographic and economic trends are profoundly reshaping the world’s wealth. Emerging markets such as China, India, Brazil and Russia are experiencing tremendous growth. China is now the world’s second-largest economy. Meanwhile, established markets such as the U.S. and Europe are struggling with debt issues and experiencing much lower rates of growth. We all know the U.S. is a consumer-driven market and, throughout the year, consumers faced numerous headwinds, including elevated energy prices, a dismal housing market and high unemployment.
     This dynamic, challenging market and economic environment underscores once again the value of maintaining a well-diversified investment portfolio. Obviously, none of us can control the markets or global economic trends. However, working with an adviser, we can create a portfolio of funds that may help us meet our financial objectives while taking into account our individual tolerance for risk. Adopting a disciplined approach to saving and investing may help provide the funds needed to buy a house, pay for our children’s education and provide for a comfortable retirement.
     Now is a perfect time to sit down with your financial adviser and review your situation to make sure your portfolio is aligned with your investment objectives. He or she can provide insights into the performance of your existing investments and make suggestions for repositioning your portfolio for the years ahead.
     Based on everything I’ve read, 2012 promises to be just as interesting as the year we’ve left behind, with continued uncertainty in key economies around the world and volatility in the markets. With this in mind, you’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Numerous websites, including Invesco’s, provide a wealth of information about your investments and the latest news regarding global markets.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in 2012.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco Van Kampen Leaders Fund

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2011, Class A shares of Invesco Van Kampen Leaders Fund, at net asset value (NAV), returned -3.39%. The Fund consists of three underlying Invesco Funds – Invesco Van Kampen Comstock Fund, Invesco Van Kampen Equity and Income Fund, and Invesco International Growth Fund. The underlying funds delivered mixed results against their respective benchmarks.
     Invesco Van Kampen Comstock Fund underperformed its style-specific index, the Russell 1000 Value Index.
     Invesco Van Kampen Equity and Income Fund underperformed both the fund’s broad market index, the Russell 1000 Value Index, and the fund’s style-specific index, the Barclays Capital U.S. Government/Credit Index.
     By contrast, Invesco International Growth Fund significantly outperformed its style-specific index, the MSCI EAFE Growth Index.
     Weakness in global equity markets was a drag on Fund performance in 2011, as it was a challenging year for risky assets. However, the Fund’s fixed income exposure, as measured by the Barclays Capital U.S. Government/Credit Index, helped mitigate your Fund’s losses.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-3.39%

Class B Shares	-4.12

Class C Shares	-4.03

Class Y Shares	-3.15

S&P 500 Index▼ (Broad Market Index)	2.09

MSCI EAFE Index▼ (Style-Specific Index)	-12.14

Barclays Capital U.S. Government/Credit Index▼ (Style-Specific Index)	8.74

Russell 1000 Value Index▼ (Style-Specific Index)	0.39

Source(s): ▼Lipper Inc.

How we invest
The Fund’s principal investment objective is capital appreciation. Its secondary investment objective is income.
     The Fund seeks to achieve its investment objectives by investing primarily in a combination of certain Invesco funds (the underlying funds) on a fixed percent age allocation basis. The underlying funds invest in U.S. and foreign equities, fixed income securities and money market securities. The Fund also invests in derivatives, specifically U.S. Treasury futures, for managing its duration.
     The Fund makes equal allocations of its assets to the following three underlying funds: Invesco Van Kampen Comstock Fund, Invesco Van Kampen Equity and Income Fund and Invesco International Growth Fund. The investment results of the underlying funds will vary. As a result, the percentage allocations to the underlying funds are monitored daily.

The Fund’s allocations to the underlying funds are rebalanced whenever the actual allocations exceed plus or minus 5% of the pre-determined fixed percentage allocation basis.

Market conditions and your Fund
Entering 2011, the equity gains from late 2010 continued, due in part to accommodative monetary policies by major central banks. Global equity markets drove performance within the Fund, as all three of the underlying funds posted positive returns in the first quarter.
     Volatility returned to global equity markets during the summer months of 2011, however. The causes of this volatility included performance of the peripheral European economies and the end of another round of quantitative easing. Bonds benefited during this time as yields declined in response to global economic uncertainty. The Fund’s exposure to bonds was the largest contributor to returns during this period.
     Volatility of risky assets continued into the third quarter of 2011, as global equities experienced weakness. Bonds had strong returns in the third quarter, as investors sought shelter from the volatility, but the Fund’s strategic allocation to bonds wasn’t enough to combat the deep losses each of the underlying funds experienced during this challenging period.
     During the fourth quarter, both equities and bonds contributed positively to Fund performance. Global equities rose, and global government bonds also performed well as yields fell.

Portfolio Composition
By asset allocation

Primarily Foreign Equity	33.4%

Domestic Blend	33.3

Primarily Domestic Equity	33.3

Money Market Funds	0.3

Other Assets Less Liabilities	-0.3
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Total Net Assets	$172.1 million

4 Invesco Van Kampen Leaders Fund

     Despite the positive year for fixed income investments, exposure to bonds in Invesco Van Kampen Equity and Income Fund caused both negative absolute performance for the Fund and under-performance relative to the Barclays Capital U.S. Government/Credit Index because its exposure to bonds was principally in convertible securities, which became more equity sensitive during 2011. Overall, however, negative absolute performance from each of the three underlying funds drove Fund performance for the year.
     Thank you for your continued commitment to Invesco Van Kampen Leaders Fund and for sharing our long-term investment horizon.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Leaders Fund. He began his investment career in 1985 and joined Invesco in 2000. Mr. Ahnrud earned a B.S. in finance and investments from Babson College and an M.B.A. with a concentration in finance and real estate from the Fuqua School of Business at Duke University.
Chris Devine
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Leaders Fund. He began his investment career in 1996 and joined Invesco in 1998. Mr. Devine earned a B.A. from Wake Forest University and an M.B.A. from the University of Georgia.
Scott Hixon
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Leaders Fund. He began his investment career in 1992 and joined Invesco in 1994. Mr. Hixon earned a B.B.A. in finance and graduated magna cum laude from Georgia Southern University. He earned an M.B.A. in finance from Georgia State University.
Christian Ulrich
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Leaders Fund. He began his investment career in 1987 and joined Invesco in 1999. Mr. Ulrich earned a business degree from the KV Zurich Business School in Zurich, Switzerland.
Scott Wolle
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Leaders Fund. He is chief investment officer of Invesco Global Asset Allocation. Mr. Wolle began his investment career in 1991 and joined Invesco in 1999. Mr. Wolle earned a B.S. from Virginia Polytechnic Institute and State University, graduating magna cum laude. He earned an M.B.A. from the Fuqua School of Business at Duke University, where he earned the distinction of Fuqua Scholar.

5 Invesco Van Kampen Leaders Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment
Fund data from 2/27/06; index data from 2/28/06

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

International Growth Fund) emphasizes companies with growth characteristics. The market values of growth securities may be more volatile than those of other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets.

■	Developing markets securities risk. Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East.
■	The Barclays Capital U.S. Government/Credit Index includes treasuries and agencies that represent the government portion of the index, and includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements to represent the credit interests.

■	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The MSCI EAFE® Growth Index is an unmanaged index considered representative of growth stocks of Europe, Australasia and the Far East.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6 Invesco Van Kampen Leaders Fund

Average Annual Total Returns
As of 12/31/11, including maximum applicable sales charges

Class A Shares

Inception (2/27/06)		-0.45%

5	Years	-2.86

1	Year	-8.73

Class B Shares

Inception (2/27/06)		-0.38%

5	Years	-2.84

1	Year	-8.86

Class C Shares

Inception (2/27/06)		-0.21%

5	Years	-2.46

1	Year	-4.97

Class Y Shares

Inception (2/27/06)		0.76%

5	Years	-1.51

1	Year	-3.15
Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen Leaders Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Leaders Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Leaders Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.13%, 1.88%, 1.88%, and 0.88%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.35%, 2.10%, 2.10% and 1.10%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.
1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.58% for Invesco Van Kampen Leaders Fund.

2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

7 Invesco Van Kampen Leaders Fund

Invesco Van Kampen Leaders Fund’s principal investment objective is capital appreciation. The Fund’s secondary investment objective is income.
■	Unless otherwise stated, information presented in this report is as of December 31, 2011, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased for new or additional investments. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Underlying funds risk. Each of the underlying funds in which the Fund invests has its own investment risks, and those risks can affect the value of the underlying funds’ shares and therefore the value of the Fund’s investments. In addition, there is no guarantee that the underlying funds will achieve each of their investment objectives or that the underlying funds will not change their investment objectives without the approval of the Fund. In addition, the Fund will bear its pro rata portion of the expenses of the underlying funds. In selecting among the underlying funds (which are also advised by the Adviser), the Adviser is subject to the potential conflict of interest presented because the fees paid by some underlying funds to the Adviser are higher than the fees paid by other underlying funds.
■	Non-diversified fund risk. A non-diversified fund generally is subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of such non-diversified funds’ shares.
■	Market risk. Market risk is the possibility that the market values of securities owned by the underlying fund will decline. Investment in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.
■	Small- and medium-sized companies risk. During an overall stock market decline, stock prices of small- or medium- sized companies (in which the underlying funds may invest) often fluctuate more than stock prices of larger companies.
■	Income risk. The ability of the underlying funds’ equity securities to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of such securities. The interest income on the underlying funds’ debt securities generally is affected by prevailing interest rates, which can vary widely over the short-and long-term.
■	Call risk. If interest rates fall, it is possible that issuers of callable securities held by the underlying funds will call or prepay their securities before their maturity dates. In this event, the proceeds from the called securities would most likely be reinvested by the underlying funds in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.
■	Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Because an underlying fund generally invests only in investment grade-quality debt securities, it is subject to a lower level of credit risk than a fund investing in lower-quality securities. Securities rated BBB by Standard & Poor’s (S&P) or Baa by Moody’s Investor Service, Inc.
(Moody’s) are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations, which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities.
■	Foreign risks. The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.
■	Investing in REITs risk. Investing in REITs makes the underlying funds more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and other expenses. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.
■	Derivatives risk. Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the instruments may not be liquid.
■	Style-specific investing risk. A value style of investing (used by the Comstock Fund and the Equity and Income Fund) emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall market. A growth style of investing (used by the

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
continued on page 6

Fund Nasdaq Symbols

Class A Shares	VLFAX
Class B Shares	VLFBX
Class C Shares	VLFCX
Class Y Shares	VLFIX

8 Invesco Van Kampen Leaders Fund

Schedule of Investments

December 31, 2011

Schedule of Investments in Affiliated Issuers–100.27%(a)

					Change in
	% of				Unrealized
	Net	Value	Purchases	Proceeds	Appreciation	Realized	Dividend	Shares	Value
	Assets	12/31/10	at Cost	from Sales	(Depreciation)	Gain (Loss)	Income	12/31/11	12/31/11

Domestic Equity Funds–66.58%
Invesco Van Kampen Comstock Fund	33.27%	$71,675,136	$3,420,302	$(16,022,316)	$871,730	$(2,679,933)	$1,140,611	3,764,952	$57,264,919

Invesco Van Kampen Equity and Income Fund	33.31%	70,076,342	2,356,100	(13,047,247)	(1,244,804)	(817,841)	1,504,686	6,889,729	57,322,550

Total Domestic Equity Funds		141,751,478	5,776,402	(29,069,563)	(373,074)	(3,497,774)	2,645,297		114,587,469

Foreign Equity Funds–33.45%
Invesco International Growth Fund(b)	33.45%	—	67,561,748	(7,749,405)	(966,225)	(1,276,705)	971,479	2,247,927	57,569,413

Invesco Van Kampen International Growth Fund(b)	—%	68,168,076	3,132,775	(67,962,240)	(2,787,371)	(551,240)	868,344	—	—

Total Foreign Equity Funds		68,168,076	70,694,523	(75,711,645)	(3,753,596)	(1,827,945)	1,839,823		57,569,413

Money Market Funds–0.24%
Liquid Assets Portfolio	0.12%	35,035	12,216,689	(12,045,803)	—	—	268	205,921	205,921

Premier Portfolio	0.12%	35,035	12,216,689	(12,045,803)	—	—	169	205,921	205,921

Total Money Market Funds		70,070	24,433,378	(24,091,606)	—	—	437		411,842

TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $169,016,653)	100.27%	$209,989,624	$100,904,303	$(128,872,814)	$(4,126,670)	$(5,325,719)	$4,485,557		$172,568,724

OTHER ASSETS LESS LIABILITIES	(0.27%)								(471,862)

NET ASSETS	100.00%								$172,096,862

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The Fund invests in Institutional Class shares of the mutual funds listed.
(b)	On May 23, 2011, Invesco International Growth Fund acquired the net assets of Invesco Van Kampen International Growth Fund. As a result of the acquisition, purchases at cost for Invesco International Growth Fund includes $63,267,827 and proceeds from sales for Invesco Van Kampen International Growth Fund include $63,267,827.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Leaders Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments in affiliated underlying funds, at value (Cost $169,016,653)	$172,568,724

Receivable for:
Fund shares sold	84,088

Dividends — affiliated underlying funds	47

Investment for trustee deferred compensation and retirement plans	6,208

Other assets	6,591

Total assets	172,665,658

Liabilities:
Payable for:
Fund shares reacquired	204,958

Accrued fees to affiliates	286,447

Accrued other operating expenses	65,073

Trustee deferred compensation and retirement plans	12,318

Total liabilities	568,796

Net assets applicable to shares outstanding	$172,096,862

Net assets consist of:
Shares of beneficial interest	$242,881,932

Undistributed net investment income	668,001

Undistributed net realized gain (loss)	(75,005,142)

Unrealized appreciation	3,552,071

$172,096,862

Net Assets:
Class A	$116,193,501

Class B	$39,899,494

Class C	$15,775,847

Class Y	$228,020

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	13,276,072

Class B	4,562,805

Class C	1,826,060

Class Y	26,055

Class A:
Net asset value per share	$8.75

Maximum offering price per share
(Net asset value of $8.75 divided by 94.50%)	$9.26

Class B:
Net asset value and offering price per share	$8.74

Class C:
Net asset value and offering price per share	$8.64

Class Y:
Net asset value and offering price per share	$8.75

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Leaders Fund

Statement of Operations

For the year ended December 31, 2011

Investment income:
Dividends from affiliated underlying funds	$4,485,557

Expenses:
Administrative services fees	50,000

Custodian fees	26,800

Distribution fees:
Class A	321,827

Class B	464,173

Class C	183,062

Transfer agent fees	752,594

Trustees’ and officers’ fees and benefits	23,819

Other	(12,729)

Total expenses	1,809,546

Less: Expenses reimbursed and expense offset arrangement(s)	(355,728)

Net expenses	1,453,818

Net investment income	3,031,739

Realized and unrealized gain (loss) from:
Net realized gain (loss) from affiliated underlying fund shares	(5,325,719)

Change in net unrealized appreciation (depreciation) of affiliated underlying fund shares	(4,126,670)

Net realized and unrealized gain (loss) from affiliated underlying fund shares	(9,452,389)

Net increase (decrease) in net assets resulting from operations	$(6,420,650)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Leaders Fund

Statement of Changes in Net Assets

For the year ended December 31, 2011, the period April 1, 2010 through December 31, 2010 and the year ended March 31, 2010

	Year ended	Nine months ended	Year ended
	December 31,	December 31,	March 31,
	2011	2010	2010

Operations:
Net investment income	$3,031,739	$1,749,856	$2,363,505

Net realized gain (loss)	(5,325,719)	(8,466,798)	(15,584,650)

Change in net unrealized appreciation (depreciation)	(4,126,670)	18,693,387	94,851,875

Net increase (decrease) in net assets resulting from operations	(6,420,650)	11,976,445	81,630,730

Distributions to shareholders from net investment income:
Class A	(2,315,321)	(1,680,646)	(2,529,549)

Class B	(491,927)	(341,484)	(505,066)

Class C	(339,573)	(227,598)	(244,114)

Class Y	(5,692)	(2,699)	(4,437)

Total distributions from net investment income	(3,152,513)	(2,252,427)	(3,283,166)

Share transactions–net:
Class A	(15,125,563)	(18,095,282)	(12,626,697)

Class B	(9,357,780)	(3,704,889)	(1,114,208)

Class C	(3,404,942)	(3,810,708)	(4,582,314)

Class Y	45,989	(7,193)	(37,845)

Net increase (decrease) in net assets resulting from share transactions	(27,842,296)	(25,618,072)	(18,361,064)

Net increase (decrease) in net assets	(37,415,459)	(15,894,054)	59,986,500

Net assets:
Beginning of year	209,512,321	225,406,375	165,419,875

End of year (includes undistributed net investment income of $668,001, $788,775 and $1,291,347, respectively)	$172,096,862	$209,512,321	$225,406,375

Notes to Financial Statements

December 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Leaders Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of sixteen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s principal investment objective is capital appreciation. The Fund’s secondary investment objective is income.
  The Fund primarily invests in affiliated mutual funds (“underlying funds”) advised by Invesco Advisers (the “Adviser” or “Invesco”). The Adviser may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are available upon request.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

12        Invesco Van Kampen Leaders Fund

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of their financial statements.

A.	Security Valuations — Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of fund that are not traded on an exchange are valued at the end of day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of underlying funds affiliated with the fund as a result of having the same investment advisor are set forth below.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. Interest income is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

13        Invesco Van Kampen Leaders Fund

D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
E.	Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds.
Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to Invesco as a shareholder of the underlying funds.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 0.50%, 1.25%, 1.25% and 0.25%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not fees and expenses incurred by the Fund directly but are fees and expenses, including management fees, of the investment companies in which the Fund invest. As a result, total annual fund operating expenses may exceed the expense limits above. You incur these expenses indirectly through the valuation of each Fund’s investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total return of the Fund. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended December 31, 2011, the Adviser reimbursed class level expenses of $235,942, $85,058, $33,656 and $493 of Class A, Class B, Class C and Class Y shares, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2011, the expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder

14        Invesco Van Kampen Leaders Fund

servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  For the year ended December 31, 2011, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2011, IDI advised the Fund that IDI retained $61,235 in front-end sales commissions from the sale of Class A shares and $0, $118,552 and $666 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
  During the year ended December 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$172,568,724	$—	$—	$172,568,724

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $579.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2011, the Fund paid legal fees of $1,375 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

15        Invesco Van Kampen Leaders Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Year Ended December 31, 2011, Nine Months Ended December 31, 2010 and the Year Ended March 31, 2010:

	December 31,	December 31,	March 31,
	2011	2010	2010

Ordinary income	$3,152,513	$2,252,427	$3,283,166

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$680,121

Net unrealized appreciation — investments	634,501

Temporary book/tax differences	(12,120)

Post-October deferrals	(662,948)

Capital loss carryforward	(71,424,624)

Shares of beneficial interest	242,881,932

Total net assets	$172,096,862

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of December 31, 2011, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

December 31, 2016	$9,220,402	$—	$9,220,402

December 31, 2017	19,944,094	—	19,944,094

December 31, 2018	38,069,815	—	38,069,815

No expiration	—	4,190,313	4,190,313

	$67,234,311	$4,190,313	$71,424,624

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2011 was $76,470,925 and $104,781,208, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$1,600,727

Aggregate unrealized (depreciation) of investment securities	(966,226)

Net unrealized appreciation of investment securities	$634,501

Cost of investments for tax purposes is $171,934,223.

16        Invesco Van Kampen Leaders Fund

NOTE 9—Share Information

	Summary of Share Activity

	Year ended		Nine months ended		Year ended
	December 31, 2011(a)		December 31, 2010		March 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	1,579,994	$14,495,852	1,205,577	$10,237,041	2,543,995	$19,459,505

Class B	18,918	175,690	392,444	3,299,804	1,028,082	7,844,502

Class C	94,582	868,874	74,410	626,264	155,941	1,189,676

Class Y	20,027	191,289	10,781	95,790	1,593	13,002

Issued as reinvestment of dividends:
Class A	256,527	2,275,401	196,677	1,659,957	313,211	2,496,398

Class B	54,413	480,906	39,704	334,451	62,708	498,164

Class C	36,012	317,087	25,241	214,532	29,064	229,472

Class Y	547	4,875	222	1,901	285	2,269

Automatic conversion of Class B shares to Class A shares:
Class A	131,720	1,243,814	96,977	815,881	—	—

Class B	(132,179)	(1,243,814)	(97,092)	(815,881)	—	—

Reacquired:
Class A	(3,604,417)	(33,140,630)	(3,622,116)	(30,808,161)	(4,443,821)	(34,582,600)

Class B	(963,368)	(8,770,562)	(775,020)	(6,523,263)	(1,216,622)	(9,456,874)

Class C	(505,621)	(4,590,903)	(546,026)	(4,651,504)	(779,631)	(6,001,462)

Class Y	(16,126)	(150,175)	(12,330)	(104,884)	(6,221)	(53,116)

Net increase (decrease) in share activity	(3,028,971)	$(27,842,296)	(3,010,551)	$(25,618,072)	(2,311,416)	$(18,361,064)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 59% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

17        Invesco Van Kampen Leaders Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

													Ratio of		Ratio of
			Net gains										expenses		expenses
			(losses) on										to average		to average net		Ratio of net
	Net asset		securities		Dividends	Distributions							net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net			Net asset			Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized		Total	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains		distributions	of period	return		(000s omitted)	absorbed(b)		absorbed(b)		net assets(b)		turnover(c)

Class A
Year ended 12/31/11	$9.23	$0.17	$(0.48)	$(0.31)	$(0.17)	$—		$(0.17)	$8.75	(3.39	)%(d)	$116,194	0.50	%(e)	0.68	%(e)	1.81	%(e)	7%
Nine months ended 12/31/10	8.76	0.09	0.49	0.58	(0.11)	—		(0.11)	9.23	6.70	(d)	137,607	0.50	(f)	0.70	(f)	1.37	(f)	4
Year ended 03/31/10	5.90	0.11	2.89	3.00	(0.14)	—		(0.14)	8.76	51.13	(g)	149,281	0.50		0.76		1.38		9
Year ended 03/31/09	10.49	0.19	(4.25)	(4.06)	(0.16)	(0.37)		(0.53)	5.90	(39.27	)(g)	109,881	0.50		0.73		2.21		21
Year ended 03/31/08	11.26	0.16	(0.68)	(0.52)	(0.15)	(0.10)		(0.25)	10.49	(4.77	)(g)	201,430	0.50		0.57		1.42		3
Year ended 03/31/07	10.08	0.16	1.18	1.34	(0.16)	(0.00	)(h)	(0.16)	11.26	13.47	(g)	130,931	0.51	(i)	0.89	(i)	1.51		0

Class B
Year ended 12/31/11	9.22	0.10	(0.48)	(0.38)	(0.10)	—		(0.10)	8.74	(4.12	)(d)	39,899	1.25	(e)	1.43	(e)	1.06	(e)	7
Nine months ended 12/31/10	8.76	0.04	0.48	0.52	(0.06)	—		(0.06)	9.22	5.99	(d)	51,495	1.25	(f)	1.45	(f)	0.64	(f)	4
Year ended 03/31/10	5.90	0.05	2.89	2.94	(0.08)	—		(0.08)	8.76	50.02	(g)	52,751	1.25		1.51		0.64		9
Year ended 03/31/09	10.48	0.12	(4.23)	(4.11)	(0.10)	(0.37)		(0.47)	5.90	(39.65	)(g)	36,265	1.25		1.49		1.49		21
Year ended 03/31/08	11.25	0.08	(0.69)	(0.61)	(0.06)	(0.10)		(0.16)	10.48	(5.49	)(g)	62,594	1.25		1.32		0.66		3
Year ended 03/31/07	10.08	0.08	1.18	1.26	(0.09)	(0.00	)(h)	(0.09)	11.25	12.56	(g)	37,770	1.26	(i)	1.64	(i)	0.74		0

Class C
Year ended 12/31/11	9.18	0.10	(0.47)	(0.37)	(0.17)	—		(0.17)	8.64	(4.03	)(d)	15,776	1.25	(e)	1.43	(e)	1.06	(e)	7
Nine months ended 12/31/10	8.75	0.04	0.49	0.53	(0.10)	—		(0.10)	9.18	6.12	(d)	20,211	1.16	(f)	1.36	(f)	0.70	(f)	4
Year ended 03/31/10	5.90	0.05	2.88	2.93	(0.08)	—		(0.08)	8.75	49.88	(g)	23,173	1.25		1.51		0.61		9
Year ended 03/31/09	10.48	0.12	(4.23)	(4.11)	(0.10)	(0.37)		(0.47)	5.90	(39.65	)(g)	19,113	1.25		1.47		1.37		21
Year ended 03/31/08	11.25	0.07	(0.68)	(0.61)	(0.06)	(0.10)		(0.16)	10.48	(5.49	)(g)	43,984	1.25		1.32		0.65		3
Year ended 03/31/07	10.08	0.08	1.18	1.26	(0.09)	(0.00	)(h)	(0.09)	11.25	12.56	(g)	31,298	1.26	(i)	1.64	(i)	0.75		0

Class Y(j)
Year ended 12/31/11	9.23	0.19	(0.48)	(0.29)	(0.19)	—		(0.19)	8.75	(3.15	)(d)	228	0.25	(e)	0.43	(e)	2.06	(e)	7
Nine months ended 12/31/10	8.77	0.11	0.47	0.58	(0.12)	—		(0.12)	9.23	6.78	(d)	199	0.25	(f)	0.45	(f)	1.76	(f)	4
Year ended 03/31/10	5.90	0.13	2.90	3.03	(0.16)	—		(0.16)	8.77	51.68	(g)	201	0.25		0.51		1.68		9
Year ended 03/31/09	10.49	0.21	(4.25)	(4.04)	(0.18)	(0.37)		(0.55)	5.90	(39.12	)(g)	161	0.25		0.47		2.45		21
Year ended 03/31/08	11.27	0.19	(0.69)	(0.50)	(0.18)	(0.10)		(0.28)	10.49	(4.62	)(g)	335	0.25		0.32		1.66		3
Year ended 03/31/07	10.09	0.17	1.20	1.37	(0.19)	(0.00	)(h)	(0.19)	11.27	13.73	(g)	254	0.26	(i)	1.14	(i)	1.57		0

(a)	Calculated using average shares outstanding.
(b)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fees from underlying funds were 0.58%, 0.63%, 0.75%, 0.76%, 0.69% and 0.84% for the year ended December 31, 2011, the nine months ended December 31, 2010 and the years ended March 31, 2010, 2009, 2008, and 2007, respectively.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(e)	Ratios are based on average daily net assets (000’s) of $128,725, $46,405, $18,362 and $269 for Class A, Class B, Class C and Class Y shares, respectively.
(f)	Annualized.
(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.50% or contingent deferred sales charge (CDSC) for Class A shares. On Class A share purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. Does not include payment of the maximum CDSC of 5% for Class B shares, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year and does not include the maximum CDSC of 1% for Class C shares. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% for Class A and up to 1% for Class B and Class C, respectively, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(h)	Amount is less than $0.01.
(i)	The Ratio of Expenses to Average net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses the ratios would decrease by 0.01% for the year ended March 31, 2007.
(j)	On June 1, 2010, the Class I share of the predecessor fund was reorganized into Class Y shares of the Fund.

18        Invesco Van Kampen Leaders Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)
and Shareholders of Invesco Van Kampen Leaders Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Leaders Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended March 31, 2010 and prior were audited by other independent auditors whose report dated May 18, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

February 24, 2012
Houston, Texas

19        Invesco Van Kampen Leaders Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

  The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
A	$1,000.00	$915.40	$2.41	$1,022.68	$2.55	0.50%

B	1,000.00	911.70	6.02	1,018.90	6.36	1.25

C	1,000.00	911.60	6.60	1,018.30	6.97	1.37

Y	1,000.00	916.60	1.21	1,023.95	1.28	0.25

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2011 through December 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

20        Invesco Van Kampen Leaders Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2011:

Federal and State Income Tax

Qualified Dividend Income*	91.75%
Corporate Dividends Received Deduction*	62.75%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

21        Invesco Van Kampen Leaders Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	140	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	140	ACE Limited (insurance company); and Investment Company Institute

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco Van Kampen Leaders Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	1985	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	140	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	140	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

T-2        Invesco Van Kampen Leaders Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).	N/A	N/A

		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3        Invesco Van Kampen Leaders Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
Other Officers—(continued)

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Van Kampen Leaders Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-LEA-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2011

Invesco Van Kampen U.S. Mortgage Fund
Nasdaq:
A: VKMGX  ■  B: VUSBX  ■  C: VUSCX  ■  Y: VUSIX  ■  Institutional: VUSJX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
22	Financial Highlights
23	Auditor’s Report
24	Fund Expenses
25	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
This annual report provides important information about your Fund, including its one-year and long-term performance. I encourage you to read this report to learn more about how your Fund is managed, what it invests in and why it performed as it did. Also, this report includes information about your Fund’s management team and a listing of investments held by your Fund at the close of the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012. As we saw in 2011, market sentiment can change suddenly and dramatically – and certainly without advance notice – depending on economic developments and world events. Similarly, your own situation, needs and goals can change, requiring adjustments in your financial strategy.
     That’s why the start of a new year is always a good time to catch up with your financial adviser. He or she can explain how your investments performed last year and over the longer term – keeping in mind that past performance cannot guarantee comparable future results. It’s important to remember that an investment’s long-term performance is more important than its performance over the short term. In evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation at the start of the new year, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw last year and may see again this year.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our fund managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
Financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our fund managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser should be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Van Kampen U.S. Mortgage Fund

Bruce Crockett
Dear Fellow Shareholders:
As always, the Invesco Funds Board of Trustees remains committed to putting your interests first. During 2011, we completed an unprecedented number of fund mergers, and I would like to thank investors for taking the time to vote their proxies and helping us effect the consolidations. This reworking of our funds ensures that the depth and breadth of our fund offerings and their cost to shareholders remains highly competitive. We also worked to manage costs throughout the year, and this remains a continuing focus of your Board. We will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Throughout 2011, we experienced volatile, challenging markets that presented significant opportunities and risks for investors.
     Early in the year, protests in the Middle East and Africa led to increases in oil and gas prices. This was followed by the disasters in Japan that led to supply chain disruptions across a number of industries. In Europe, sovereign debt concerns created uncertainty in global markets that remains unresolved. Here in the U.S., prolonged congressional debates over deficits and the debt ceiling resulted in the first-ever downgrade of U.S. long-term debt. Combined, this “imperfect storm” of events took a tremendous toll on global economic growth and created volatility in the markets.
     Across the globe, demographic and economic trends are profoundly reshaping the world’s wealth. Emerging markets such as China, India, Brazil and Russia are experiencing tremendous growth. China is now the world’s second-largest economy. Meanwhile, established markets such as the U.S. and Europe are struggling with debt issues and experiencing much lower rates of growth. We all know the U.S. is a consumer-driven market and, throughout the year, consumers faced numerous headwinds, including elevated energy prices, a dismal housing market and high unemployment.
     This dynamic, challenging market and economic environment underscores once again the value of maintaining a well-diversified investment portfolio. Obviously, none of us can control the markets or global economic trends. However, working with an adviser, we can create a portfolio of funds that may help us meet our financial objectives while taking into account our individual tolerance for risk. Adopting a disciplined approach to saving and investing may help provide the funds needed to buy a house, pay for our children’s education and provide for a comfortable retirement.
     Now is a perfect time to sit down with your financial adviser and review your situation to make sure your portfolio is aligned with your investment objectives. He or she can provide insights into the performance of your existing investments and make suggestions for repositioning your portfolio for the years ahead.
     Based on everything I’ve read, 2012 promises to be just as interesting as the year we’ve left behind, with continued uncertainty in key economies around the world and volatility in the markets. With this in mind, you’ll want to stay informed regarding the markets and keep up to date with news that affects your investment portfolio. Numerous websites, including Invesco’s, provide a wealth of information about your investments and the latest news regarding global markets.
     I would like to close by thanking Bob Baker for his distinguished 30-year service with the Invesco Funds Board and his unflagging commitment to our funds’ shareholders. As always, I encourage you to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in 2012.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco Van Kampen U.S. Mortgage Fund

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2011, Invesco Van Kampen U.S. Mortgage Fund underperformed its style-specific index, the Barclays Capital U.S. Mortgage-Backed Securities Index. Duration and yield curve positioning detracted from the Fund’s performance versus its style-specific benchmark.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/10 to 12/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	5.06%

Class B Shares	4.28

Class C Shares	4.27

Class Y Shares	5.32

Institutional Class Shares	5.38

Bank of America Merrill Lynch 1–10 Year Treasury Index▼ (Broad Market Index)	6.76

Barclays Capital U.S. Mortgage-Backed Securities Index▼ (Style-Specific Index)	6.23

Source(s): ▼Lipper Inc.

How we invest
The Fund seeks high current income with liquidity and safety of principal by investing primarily in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities (MBS). Fund shares are neither insured nor guaranteed by the U.S. government. The Fund may invest in derivative instruments such as interest rate futures contracts and engage in mortgage dollar roll transactions, a form of repurchase agreement activity in the to-be-announced (TBA) market for agency MBS.
     Our security selection is supported by a team of independent specialists. Team members conduct top-down macroeconomic as well as bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.
     Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and relative value.
     Sell decisions are based on:
■	A conscious decision to alter the Fund’s macro risk exposure (such as duration, yield curve positioning, sector exposure).
■	The need to limit or reduce exposure to a particular sector or issuer.
■	Degradation of an issuer’s credit quality.
■	Realignment of a valuation target.
■	Presentation of a better relative value opportunity.
■	General liquidity needs of the Fund.

Market conditions and your Fund
Global financial markets were unsettled and volatile during 2011 as investors assessed and reacted to the economic implications of several global events, including the Japanese earthquake and tsunami, the U.S. debt ceiling crisis, and a reinvigorated eurozone sovereign debt crisis. The year began with U.S. interest rates drifting without much direction as global developments unfolded. The U.S. economy showed signs of faltering, and there was little consensus regarding the threat of U.S. inflation. However, starting in the second quarter, anxiety linked to the aforementioned events and related concerns about global financial instability began dominating headlines and the investor psyche, leading to periods of extreme risk aversion, wider credit spreads and high demand for the perceived safe haven of U.S. government bonds. By the end of the year, U.S. interest rates were pushed to near-historic lows, in spite of the U.S. credit rating downgrade by Standard & Poor’s in the third quarter.
     U.S. Treasury yields for maturities of between two and 30 years ended the year lower than they began, generating strong positive 12-month returns across government bond sectors. With inflation expectations held in check, long-term bonds generally outperformed short and intermediate maturities as investors were willing to extend out on the yield curve for incrementally higher returns. The broader U.S. investment grade bond market, as measured by the Barclays Capital U.S. Aggregate Index, also generated a positive total return for the 12 months ended December 31, 2011. While U.S. credit and MBS spreads widened to reflect heightened systemic risks, the significant decline in rates across the yield

Portfolio Composition
By security type, based on total investments

U.S. Government Sponsored
Mortgage-Backed Securities	83.7%

Asset-Backed Securities	12.1

U.S. Treasury Securities	2.4

Money Market Funds	1.8

Top 10 Fixed Income Issuers*

1.	Federal National Mortgage Association	66.5%

2.	Federal Home Loan Mortgage Corp.	38.6

3.	Freddie Mac REMICs	8.4

4.	Government National Mortgage Association	4.3

5.	U.S. Treasury Notes	3.5

6.	Bear Stearns Commercial Mortgage Securities	2.8

7.	Fannie Mae REMICs	2.6

8.	Ginnie Mae REMICs	2.1

9.	La Hipotecaria S.A.	1.9

10.	Merrill Lynch/Countrywide Commercial Mortgage Trust	1.7

Total Net Assets	$584.1 million

Total Number of Holdings*	1,013
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4 Invesco Van Kampen U.S. Mortgage Fund

curve created gains across most domestic bond market sectors for the year.
     In this market environment, the Fund generated positive returns, but underperformed its style-specific index, the Barclays Capital U.S. Mortgage-Backed Securities Index, for the year. A greater-than-index exposure to agency MBS caused the Fund to lag index performance in the second half of the year, as the U.S. government made several attempts to adjust home refinancing programs, increasing MBS price volatility. Sector allocation decisions that incorporated off-benchmark, short average life agency collateralized mortgage obligations (CMOs) and high quality commercial mortgage backed securities (CMBS) benefited total return versus the style-specific index, and contributed to a higher-than-index average portfolio yield-to-maturity for the reporting period. Security selection among agency MBS benefited relative performance as well. We emphasized higher coupon, conventional 30-year MBS early in the year before moving our focus to lower coupon bonds as they transitioned into one of the best performing segments within the style-specific index.
     The Fund also benefited from incremental income earned by engaging in dollar (mortgage) roll activity, a type of repurchase transaction in the highly liquid TBA market for agency MBS. A dollar roll involves the Fund selling an MBS to a financial institution, with an agreement to repurchase a substantially similar security at an agreed upon price and date. Excess portfolio cash resulting from the use of this strategy is subsequently invested in short-term instruments to generate additional return on the portfolio.
     The Fund uses active duration and yield curve positioning for risk management and for generating alpha versus its style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. The portfolio’s duration and yield curve positioning were maintained close to the style-specific benchmark, on average, but the timing of changes and degree of variance from the benchmark worked against relative returns as rates trended lower throughout the reporting period. U.S. Treasury futures were an important investment tool in the management of our targeted portfolio duration.
     We thank you for your investment in Invesco Van Kampen U.S. Mortgage Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Clint Dudley
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen U.S. Mortgage Fund. He joined Invesco in 1998. Mr. Dudley earned a B.B.A. and an M.B.A. from Baylor University.
Jason Marshall
Portfolio manager, is manager of Invesco Van Kampen U.S. Mortgage Fund. He joined Invesco in 2007. Mr. Marshall earned a B.S. in finance from Indiana University of Pennsylvania and an M.B.A. from Duquesne University.
Brian Norris
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen U.S. Mortgage Fund. He joined Invesco in 2001. Mr. Norris earned a B.S. in business administration from the University of Louisville.

5 Invesco Van Kampen U.S. Mortgage Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class(es)
Fund and index data from 12/31/01*
* During the reporting period, Invesco changed its policy regarding growth of $10,000 charts. For funds older than 10 years, we previously showed performance since inception. Going forward, we will show performance for the most recent 10 years, since this more accurately reflects the experience of the typical shareholder. As a result, charts now may include benchmarks that did not appear previously, because the funds’ inception pre-dated the benchmarks’ inception. Also, all charts will now be presented using a linear format.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;
performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Van Kampen U.S. Mortgage Fund

Average Annual Total Returns
As of 12/31/11, including maximum applicable sales charges

Class A Shares

Inception (5/31/84)	6.98%

10 Years	3.59

5 Years	3.30

1 Year	0.05

Class B Shares

Inception (8/24/92)	4.73%

10 Years	3.46

5 Years	3.19

1 Year	-0.72

Class C Shares

Inception (8/13/93)	4.04%

10 Years	3.31

5 Years	3.53

1 Year	3.27

Class Y Shares

Inception (9/25/06)	4.59%

5 Years	4.63

1 Year	5.32

Institutional Class Shares

10 Years	4.14%

5 Years	4.40

1 Year	5.38
Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen U.S. Mortgage Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen U.S. Mortgage Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen U.S. Mortgage Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Institutional Class shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Institutional Class shares was 0.92%, 1.67%, 1.67%, 0.67% and 0.61%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the seventh year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

continued from page 8

Other information
■	The Chartered Financial Analyst ® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

7 Invesco Van Kampen U.S. Mortgage Fund

Invesco Van Kampen U.S. Mortgage Fund’s investment objective is to provide a high level of current income, with liquidity and safety of principal.
■	Unless otherwise stated, information presented in this report is as of December 31, 2011, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased for new or additional investments.
Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares and exchange their Class B shares for Class B shares of other funds.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.
■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.
■	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities or longer durations. The yields and market prices of U.S. government securities may move differently and adversely compared to the yields and market prices of the overall debt securities markets. U.S. government securities, while backed by the U.S. government, are not guaranteed against declines in their market prices.
■	Mortgage-backed securities risk. Mortgage-backed securities may be more susceptible to further price declines than traditional debt securities in periods of rising interest rates because of extension risk (described at right). In addition, mortgage-backed securities may benefit less than traditional debt securities during periods of declining interest rates because of prepayment risk (described at right). When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement.
■	Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Credit risk should be low for the Fund because it invests primarily in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
■	Income risk. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well. The more the Fund invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Fund’s income risk.
■	Prepayment risk. If interest rates fall, the principal on debt securities held by the Fund may be paid earlier than expected. If this happens, the proceeds from a prepaid security would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.
■	Extension risk. The prices of debt securities tend to fall as interest rates rise. For mortgage-backed securities, if interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of the securities and lengthen their durations.
■	Derivative instruments risk. Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.
■	Borrowing risk. The Fund may borrow money for investment purposes, which is known as leverage. The Fund may use leverage to seek to enhance income to shareholders, but the use of leverage creates the likelihood of greater volatility in the net asset value of the Fund’s shares. To the extent that income from investments made with such borrowed money exceeds the interest payable and other expenses of the leverage, the Fund’s net income will be less than if the Fund did not use it. The Fund’s use of leverage also may impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company.

About indexes used in this report
■	The Bank of America Merrill Lynch 1-10 Year Treasury Index is an unmanaged index tracking U.S. Treasury securities with maturities between one and 9.99 years.
■	The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.
■	The Barclays Capital U.S. Mortgage-Backed Securities Index represents mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VKMGX
Class B Shares	VUSBX
Class C Shares	VUSCX
Class Y Shares	VUSIX
Institutional Class Shares	VUSJX

8 Invesco Van Kampen U.S. Mortgage Fund

Schedule of Investments

December 31, 2011

	Principal
	Amount	Value

U.S. Government Sponsored Mortgage-Backed Securities–123.65%
Collateralized Mortgage Obligations–14.17%
Fannie Mae Grantor Trust, 7.50%, 01/19/39(a)	$779,544	$867,837

Fannie Mae Interest STRIPS, 6.50%, 10/01/24, IO	726,390	118,773

8.00%, 05/01/30, IO	2,083,536	393,697

7.50%, 01/01/32, IO	736,547	146,465

Fannie Mae REMICs, 2.00%, 08/25/13, IO	39,013,369	1,002,819

2.00%, 06/25/19	2,743,100	2,790,580

4.50%, 07/25/19	2,325,864	2,391,487

4.50%, 11/25/23, IO	27,575,996	2,493,289

3.00%, 10/25/26, IO	9,728,351	1,153,545

8.00%, 08/18/27 to 09/18/27, IO	2,548,078	520,348

6.00%, 08/25/32 to 05/25/33, IO	963,571	92,394

7.00%, 9/25/32	906,173	1,054,010

7.00%, 05/25/33, IO	2,540,508	440,029

6.58%, 06/25/39(a)	2,890,911	3,423,442

Freddie Mac REMICs, 4.38%, 05/15/17	4,109,761	4,164,724

4.00%, 06/15/17	6,652,340	6,775,650

4.16%, 07/15/17	4,882,739	4,952,255

3.77%, 09/15/17	5,013,298	5,106,640

3.84%, 09/15/17	5,113,889	5,214,099

4.50%, 06/15/18	927,247	991,235

3.00%, 10/15/18 to 4/15/26	8,028,374	8,338,947

3.00%, 09/15/25, IO	19,201,642	1,751,050

3.75%, 10/15/18	2,991,284	3,098,134

5.50%, 05/25/25	7,198,015	7,313,968

1.79%, 04/15/38, IO(a)	30,394,215	1,578,156

Freddie Mac STRIPS, 8.00%, 06/01/31, IO	3,349,435	660,400

Freddie Mac Structured Pass Through Securities, 6.50%, 02/25/43	3,557,967	3,970,210

Ginnie Mae REMICs, 2.00%, 01/16/13, IO	88,525,053	1,533,219

4.00%, 04/16/33	2,621,419	2,775,089

4.50%, 10/20/33	1,514,003	1,601,045

5.84%, 01/20/39	5,300,380	6,046,549

		82,760,085

Federal Home Loan Mortgage Corp. (FHLMC)–38.60%
Pass Through Ctfs., 6.50%, 07/01/14 to 08/01/33	1,702,015	1,924,891

8.50%, 01/01/17 to 08/01/31	1,085,587	1,290,328

5.00%, 10/01/18 to 06/01/40	53,196,327	57,342,231

7.50%, 01/01/20 to 05/01/35	1,120,807	1,339,382

3.50%, 08/01/26	2,221,066	2,340,673

6.00%, 03/01/29	17,834	19,868

8.00%, 08/01/32	614,301	744,130

5.50%, 01/01/36 to 12/01/36	10,060,726	10,950,953

4.50%, 05/01/38	7,671,539	8,157,699

5.35%, 07/01/38 to 10/17/38	8,882,723	9,926,638

5.80%, 10/01/38 to 01/20/39	8,878,066	10,151,373

5.45%, 11/25/38	7,928,102	8,944,417

3.35%, 03/01/41(a)	2,080,592	2,173,374

Pass Through Ctfs., ARM, 5.87%, 02/01/37(a)	894,431	945,500

5.72%, 03/01/37(a)	1,815,930	1,915,914

5.54%, 05/01/37(a)	2,018,472	2,153,459

5.46%, 01/01/38(a)	1,229,930	1,312,468

Pass Through Ctfs., TBA, 4.00%, 01/01/42(b)	34,500,000	36,192,656

4.50%, 01/01/42(b)	37,000,000	39,214,217

5.00%, 01/01/42(b)	15,000,000	16,120,315

6.00%, 01/01/42(b)	11,200,000	12,300,753

		225,461,239

Federal National Mortgage Association (FNMA)–66.54%
Pass Through Ctfs., 7.00%, 05/01/13 to 07/01/34	906,642	1,045,951

6.50%, 11/01/13 to 11/01/38	14,633,054	16,536,417

6.00%, 01/01/14 to 05/01/40	22,517,269	24,852,415

8.50%, 08/01/14 to 10/01/32	1,565,536	1,863,751

7.50%, 04/01/15 to 08/01/37	1,793,884	2,130,321

13.00%, 06/01/15	55,573	62,011

3.84%, 04/01/18	3,322,000	3,600,821

8.00%, 07/01/20 to 04/01/33	1,514,466	1,831,776

4.50%, 05/01/19 to 01/01/40	31,271,444	33,572,829

5.50%, 11/01/22 to 08/01/38	76,884,108	84,032,334

5.00%, 03/01/22 to 03/01/39	28,718,768	31,167,728

4.00%, 06/01/24	5,571,153	5,933,278

9.50%, 04/01/30	269,886	323,104

5.45%, 01/01/38	2,773,922	3,123,882

5.63%, 03/01/41	1,952,419	2,221,228

Pass Through Ctfs., ARM, 5.27%, 03/01/38(a)	700,387	748,399

2.94%, 03/01/36(a)	12,079,571	12,803,750

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen U.S. Mortgage Fund

	Principal
	Amount	Value

Federal National Mortgage Association (FNMA)–(continued)

Pass Through Ctfs., TBA, 4.00%, 01/01/27 to 02/01/42(b)	$59,000,000	$61,967,034

3.50%, 01/01/27 to 01/01/42(b)	38,125,000	39,446,680

4.50%, 01/01/42(b)	50,775,000	54,043,641

5.00%, 01/01/42(b)	6,800,000	7,347,189

		388,654,539

Government National Mortgage Association (GNMA)–4.34%
Pass Through Ctfs., 13.00%, 09/15/13 to 05/15/15	5,834	5,892

12.25%, 02/15/15	5,895	5,943

9.00%, 11/15/15 to 08/15/24	1,341,325	1,426,162

9.50%, 02/15/16 to 08/15/22	798,793	836,478

8.00%, 05/15/16 to 12/15/21	792,456	835,248

8.50%, 02/20/17	3,067	3,440

7.00%, 08/15/22 to 01/15/29	757,129	879,866

6.50%, 04/15/26 to 11/15/28	363,453	420,492

6.00%, 01/15/28 to 04/20/29	1,530,500	1,743,417

5.50%, 05/15/33 to 10/15/34	3,217,602	3,632,463

Pass Through Ctfs., TBA, 4.50%, 01/01/42(b)	14,300,000	15,578,061

		25,367,462

Total U.S. Government Sponsored Mortgage-Backed Securities (Cost $706,453,594)		722,243,325

Asset-Backed Securities–17.95%
Collateralized Mortgage Obligations–17.07%
American Home Mortgage Investment Trust–Series 2005-1, Class 7A1, Floating Rate Pass Through Ctfs., 2.80%, 06/25/45(a)	2,988,529	2,625,450

Bear Stearns Commercial Mortgage Securities,
Series 2006-T22, Class AJ, Variable Rate Pass Through Ctfs., 5.70%, 04/12/38(a)	6,500,000	6,086,304

Series 2006-T24, Class AM, Variable Rate Pass Through Ctfs., 5.57%, 10/12/41(a)	5,000,000	5,239,757

Series 2007-T26, Class A4, Variable Rate Pass Through Ctfs., 5.47%, 01/12/45(a)	4,500,000	5,088,368

Bear Stearns Mortgage Funding Trust–Series 2006-AR2, Class 1A1, Floating Rate Pass Through Ctfs., 0.49%, 09/25/46(a)	170,094	77,420

BNPP Mortgage Securities LLC–Series 2009-1, Class A1, Pass Through Ctfs., 6.00%, 08/27/37 (Acquired 06/15/11; Cost $4,764,039)(c)	4,548,009	4,715,739

Citigroup Mortgage Loan Trust, Inc.–Series 2004-UST1, Class A4, Variable Rate Pass Through Ctfs., 2.30%, 08/25/34(a)	1,304,530	1,234,137

Citigroup/Deutsche Bank Commercial Mortgage Trust–Series 2005-CD1, Class AM, Variable Rate Pass Through Ctfs., 5.40%, 07/15/44(a)	5,000,000	5,259,272

Commercial Mortgage Asset Trust, Series 1999-C1, Class A4, Variable Rate Pass Through Ctfs., 6.98%, 01/17/32(a)	5,720,601	5,920,907

Commercial Mortgage Pass Through Ctfs.,
Series 2005-C6, Class A5B, Variable Rate Pass Through Ctfs., 5.17%, 06/10/44(a)	5,172,000	5,440,781

Series 2007-C9, Class A4, Variable Rate Pass Through Ctfs., 6.01%, 12/10/49(a)	2,875,000	3,222,202

Countrywide Home Loan Mortgage Pass Through Trust–Series 2004-29, Class 1A1, Floating Rate Pass Through Ctfs., 0.83%, 02/25/35(a)	1,013,109	818,443

Credit Suisse Mortgage Capital Ctfs.–Series 2010-6R, Class 1A1, Pass Through Ctfs., 5.50%, 02/27/37 (Acquired 12/22/10; Cost $903,082)(c)	876,779	903,082

DBUBS Mortgage Trust–Series 2011-LC1A, Class C, Variable Rate Pass Through Ctfs., 5.73%, 11/10/46 (Acquired 02/08/11; Cost $2,009,461)(a)(c)	2,000,000	1,895,520

GE Capital Commercial Mortgage Corp.–Series 2004-C2, Class A4, Pass Through Ctfs., 4.89%, 03/10/40	800,000	845,859

GS Mortgage Securities Corp. II–Series 2006-GG6, Class A4, Variable Rate Pass Through Ctfs., 5.55%, 04/10/38(a)	1,830,000	1,995,687

JP Morgan Chase Commercial Mortgage Securities Corp.–Series 2006-LDP9, Class A3, Pass Through Ctfs., 5.34%, 05/15/47	2,200,000	2,341,846

JP Morgan Re-REMICS–Series 2009-7, Class 5A1, Variable Rate Pass Through Ctfs., 6.00%, 02/27/37 (Acquired 08/23/11; Cost $2,410,461)(a)(c)	2,363,197	2,395,860

La Hipotecaria S.A.(Panama)–Series 2010-1 GA, Class A, Floating Rate Pass Through Ctfs., 3.50%, 09/08/39 (Acquired 11/05/10-10/27/11; Cost $11,316,956)(a)(c)	10,943,771	11,340,482

LB-UBS Commercial Mortgage Trust–Series 2006-C4, Class AM, Variable Rate Pass Through Ctfs., 6.09%, 06/15/38(a)	5,000,000	5,111,168

Luminent Mortgage Trust–Series 2006-1, Class A1, Floating Rate Pass Through Ctfs., 0.53%, 04/25/36(a)	137,348	63,908

Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2006-1, Class AM, Variable Rate Pass Through Ctfs., 5.66%, 02/12/39(a)	7,245,000	7,419,079

Series 2006-2, Class AM, Variable Rate Pass Through Ctfs., 6.10%, 06/12/46(a)	2,500,000	2,510,034

MLCC Mortgage Investors, Inc.,
Series 2004-A, Class A2, Floating Rate Pass Through Ctfs., 0.79%, 04/25/29(a)	428,052	367,170

Series 2005-A, Class A1, Floating Rate Pass Through Ctfs., 0.52%, 03/25/30(a)	2,830,636	2,309,045

RBSSP Resecuritization Trust–Series 2010-1, Class 2A1, Variable Rate Pass Through Ctfs., 2.22%, 07/26/45 (Acquired 01/31/11; Cost $4,974,043)(a)(c)	4,992,766	4,647,307

Residential Accredit Loans, Inc., Series 2006-QO2, Class A2, Floating Rate Pass Through Ctfs., 0.56%, 02/25/46(a)	89,873	28,401

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen U.S. Mortgage Fund

	Principal
	Amount	Value

Collateralized Mortgage Obligations–(continued)

Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-13, Class A2, Floating Rate Pass Through Ctfs., 0.59%, 09/25/34(a)	$1,064,825	$760,263

Series 2004-6, Class 3A2, Variable Rate Pass Through Ctfs., 2.53%, 06/25/34(a)	2,059,919	1,733,072

Structured Asset Mortgage Investments, Inc.–Series 2005-AR2, Class 2A1, Floating Rate Pass Through Ctfs., 0.52%, 05/25/45(a)	2,668,238	1,457,649

Wachovia Bank Commercial Mortgage Trust
Series 2005-C18, Class A3, Pass Through Ctfs., 4.79%, 04/15/42	4,226,392	4,358,209

Series 2005-C21, Class AJ, Variable Rate Pass Through Ctfs., 5.38%, 10/15/44(a)	1,254,000	1,229,701

WaMu Mortgage Pass Through Ctfs., Series 2003-AR7, Class A7, Floating Rate Pass Through Ctfs., 2.45%, 08/25/33(a)	275,417	260,697

		99,702,819

Credit Cards–0.88%
GE Capital Credit Card Master Note Trust, Series 2010-3, Class A, Pass Through Ctfs., 2.21%, 06/15/16	5,000,000	5,100,721

Total Asset-Backed Securities (Cost $104,603,692)		104,803,540

U.S. Treasury Notes–3.47%
1.50%, 07/31/16	5,000,000	5,168,750

1.00%, 10/31/16	9,000,000	9,087,187

3.25%, 12/31/16(d)	5,400,000	6,029,438

Total U.S. Treasury Securities (Cost $19,494,042)		20,285,375

	Shares
Money Market Funds–2.72%
Government & Agency Portfolio–Institutional Class (Cost $15,888,112)(e)	15,888,112	15,888,112

TOTAL INVESTMENTS–147.79% (Cost $846,439,440)		863,220,352

OTHER ASSETS LESS LIABILITIES–(47.79)%		(279,125,068)

NET ASSETS–100.00%		$584,095,284

Investment Abbreviations:

Ctfs.	– Certificates
IO	– Interest Only
REMIC	– Real Estate Mortgage Investment Conduits
STRIPS	– Separately Traded Registered Interest and Principal Security
TBA	– To Be Announced

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2011.
(b)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1I.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2011 was $25,897,990, which represented 4.43% of the Fund’s Net Assets.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 4.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen U.S. Mortgage Fund

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments, at value (Cost $830,551,328)	$847,332,240

Investments in affiliated money market funds, at value and cost	15,888,112

Total investments, at value (Cost $846,439,440)	863,220,352

Cash	74,219

Receivable for:
Investments sold	41,923,889

Fund shares sold	170,197

Dividends and interest	3,165,222

Principal paydowns	242,428

Investment for trustee deferred compensation and retirement plans	7,908

Other assets	153,403

Total assets	908,957,618

Liabilities:
Payable for:
Investments purchased	322,919,881

Fund shares reacquired	515,999

Dividends	870,738

Variation margin	171,328

Accrued fees to affiliates	256,360

Accrued other operating expenses	100,432

Trustee deferred compensation and retirement plans	27,596

Total liabilities	324,862,334

Net assets applicable to shares outstanding	$584,095,284

Net assets consist of:
Shares of beneficial interest	$692,476,850

Undistributed net investment income	2,898,968

Undistributed net realized gain (loss)	(127,016,451)

Unrealized appreciation	15,735,917

$584,095,284

Net Assets:
Class A	$564,870,785

Class B	$8,186,200

Class C	$9,307,654

Class Y	$1,720,535

Institutional Class	$10,110

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	43,481,356

Class B	633,354

Class C	721,547

Class Y	131,982

Institutional Class	776

Class A:
Net asset value per share	$12.99

Maximum offering price per share (Net asset value of $12.99 divided by 94.50%)	13.75

Class B:
Net asset value and offering price per share	$12.93

Class C:
Net asset value and offering price per share	$12.90

Class Y:
Net asset value and offering price per share	$13.04

Institutional Class:
Net asset value and offering price per share	$13.03

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen U.S. Mortgage Fund

Statement of Operations

For the year ended December 31, 2011

Investment income:
Interest	$23,543,910

Dividends from affiliated money market funds	3,062

Total investment income	23,546,972

Expenses:
Advisory fees	2,841,267

Administrative services fees	179,041

Custodian fees	71,728

Distribution fees:
Class A	1,408,070

Class B	102,644

Class C	89,954

Transfer agent fees — A, B, C and Y	725,832

Transfer agent fees — Institutional	9

Trustees’ and officers’ fees and benefits	42,710

Other	139,721

Total expenses	5,600,976

Less: Fees waived and expense offset arrangement(s)	(9,893)

Net expenses	5,591,083

Net investment income	17,955,889

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	17,449,549

Futures contracts	(4,072,273)

13,377,276

Change in net unrealized appreciation (depreciation) of:
Investment securities	(158,310)

Futures contracts	(1,118,814)

(1,277,124)

Net realized and unrealized gain	12,100,152

Net increase in net assets resulting from operations	$30,056,041

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen U.S. Mortgage Fund

Statement of Changes in Net Assets

For the years ended December 31, 2011 and 2010

	2011	2010

Operations:
Net investment income	$17,955,889	$21,535,309

Net realized gain	13,377,276	10,254,030

Change in net unrealized appreciation (depreciation)	(1,277,124)	6,198,956

Net increase in net assets resulting from operations	30,056,041	37,988,295

Distributions to shareholders from net investment income:
Class A	(29,287,480)	(21,770,987)

Class B	(423,201)	(468,648)

Class C	(383,212)	(284,070)

Class Y	(112,876)	(449,752)

Institutional Class	(542)	(214,663)

Total distributions from net investment income	(30,207,311)	(23,188,120)

Share transactions–net:
Class A	(45,170,010)	(90,597,261)

Class B	(5,407,147)	(9,667,669)

Class C	(247,409)	(2,831,700)

Class Y	(639,614)	(22,189,963)

Institutional Class	—	(19,594)

Net increase (decrease) in net assets resulting from share transactions	(51,464,180)	(125,306,187)

Net increase (decrease) in net assets	(51,615,450)	(110,506,012)

Net assets:
Beginning of year	635,710,734	746,216,746

End of year (includes undistributed net investment income of $2,898,968 and $3,088,774, respectively)	$584,095,284	$635,710,734

Notes to Financial Statements

December 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Van Kampen U.S. Mortgage Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of sixteen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s principal investment objective is to provide a high level of current income, with liquidity and safely of principal.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate,

14        Invesco Van Kampen U.S. Mortgage Fund

maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
Each Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, each Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

15        Invesco Van Kampen U.S. Mortgage Fund

E.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Other Risks — The Funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
I.	Dollar Roll and Forward Commitment Transactions — The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.
The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions are considered borrowings under the 1940 Act.
Dollar roll transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar rolls transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.
J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

16        Invesco Van Kampen U.S. Mortgage Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $1 billion	0.47%

Next $500 million	0.445%

Next $500 million	0.42%

Next $500 million	0.395%

Next $2.5 billion	0.37%

Next $2.5 billion	0.345%

Next $2.5 billion	0.32%

Next $2.5 billion	0.295%

Over $12.5 billion	0.27%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Institutional Class shares to 0.96%, 1.71%, 1.71%, 0.71% and 0.71%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under the expense limitation. As a result of an adjustment to the accounting for paydowns on certain securities, the Adviser paid into the Fund $267,454 in connection with shareholder purchase and redemption activity.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended December 31, 2011, the Adviser waived advisory fees of $8,391.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  For the year ended December 31, 2011, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2011, IDI advised the Fund that IDI retained $14,207 in front-end sales commissions from the sale of Class A shares and $60, $13,636 and $0 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

17        Invesco Van Kampen U.S. Mortgage Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$15,888,112	$—	$—	$15,888,112

U.S. Government Sponsored Securities	—	722,243,325	—	722,243,325

Asset-Backed Securities	—	104,803,540	—	104,803,540

U.S. Treasury Securities	—	20,285,375	—	20,285,375

	$15,888,112	$847,332,240	$—	$863,220,352

Futures*	(1,044,995)	—	—	(1,044,995)

Total Investments	$14,843,117	$847,332,240	$—	$862,175,357

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2011:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	$42,864	$(1,087,859)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments for the year ended December 31, 2011

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Futures*

Realized Gain (Loss)
Interest rate risk	$(4,072,273)

Change in Unrealized Appreciation (Depreciation)
Interest rate risk	(1,118,814)

Total	$(5,191,087)

*	The average notional value of futures contracts outstanding during the period was $114,871,694.

18        Invesco Van Kampen U.S. Mortgage Fund

Open Futures Contracts
				Unrealized
	Number of	Expiration	Notional	Appreciation
Long Contracts	Contracts	Month	Value	(Depreciation)

Ultra U.S. Treasury Bonds	50	March 2012	$8,009,375	$42,864

Short Contracts

U.S. Treasury 2 Year Notes	127	March 2012	(28,009,453)	(9,048)

U.S. Treasury 5 Year Notes	487	March 2012	(60,026,555)	(286,375)

U.S. Treasury 10 Year Notes	219	March 2012	(28,716,375)	(381,999)

U.S. Treasury 30 Year Bonds	93	March 2012	(13,467,563)	(410,437)

Subtotal			$(130,219,946)	$(1,087,859)

Total				$(1,044,995)

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,502.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended December 31, 2011, the Fund paid legal fees of $1,896 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2011 and 2010:

	2011	2010

Ordinary income	$30,207,311	$23,188,120

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$2,943,287

Net unrealized appreciation — investments	16,584,960

Temporary book/tax differences	(27,343)

Capital loss carryforward	(127,882,470)

Shares of beneficial interest	692,476,850

Total net assets	$584,095,284

19        Invesco Van Kampen U.S. Mortgage Fund

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and straddles.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation, bond premium amortization and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $393,053 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2011, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

December 31, 2014	$18,330,239	$—	$18,330,239

December 31, 2015	18,400,921	—	18,400,921

December 31, 2016	91,151,310	—	91,151,310

	$127,882,470	$—	$127,882,470

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2011 was $3,276,237,401 and $3,269,821,643, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $23,856,760 and $19,852,580, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$20,430,554

Aggregate unrealized (depreciation) of investment securities	(3,845,594)

Net unrealized appreciation of investment securities	$16,584,960

Cost of investments for tax purposes is $846,635,392.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of paydowns and dollar rolls, on December 31, 2011, undistributed net investment income was increased by $12,061,616, undistributed net realized gain (loss) was decreased by $12,022,489 and shares of beneficial interest decreased by $39,127. This reclassification had no effect on the net assets of the Fund.

20        Invesco Van Kampen U.S. Mortgage Fund

NOTE 11—Share Information

	Summary of Share Activity

	Years ended December 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Class A	1,181,560	$15,642,256	825,915	$10,745,923

Class B	62,933	825,614	137,593	1,781,312

Class C	119,135	1,549,036	57,124	737,198

Class Y	48,481	634,293	433,574	5,661,527

Institutional Class(b)	—	—	1,641,833	21,604,924

Issued as reinvestment of dividends:
Class A	1,563,145	20,469,140	1,309,763	17,039,321

Class B	26,254	341,907	31,983	413,175

Class C	22,514	292,677	18,670	241,078

Class Y	6,210	81,604	1,964	25,755

Institutional Class(b)	—	—	13,478	177,842

Automatic conversion of Class B shares to Class A shares:
Class A	262,472	3,423,169	366,295	4,777,638

Class B	(263,932)	(3,423,169)	(368,271)	(4,777,638)

Reacquired:
Class A	(6,481,123)	(84,704,575)	(9,472,309)	(123,160,143)

Class B	(242,163)	(3,151,499)	(549,671)	(7,084,518)

Class C	(160,759)	(2,089,122)	(295,626)	(3,809,976)

Class Y	(103,212)	(1,355,511)	(2,123,596)	(27,877,245)

Institutional Class(b)	—	—	(1,654,535)	(21,802,360)

Net increase (decrease) in share activity	(3,958,485)	$(51,464,180)	(9,625,816)	$(125,306,187)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 19% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of June 1, 2010.

21        Invesco Van Kampen U.S. Mortgage Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
			Net gains									expenses		expenses
			(losses) on									to average		to average net		Ratio of net
	Net asset		securities		Dividends							net assets		assets without		investment
	value,	Net	(both	Total from	from net	Return of		Net asset			Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	capital	Total	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	distributions	distributions	of period	return		(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 12/31/11	$13.00	$0.39	$0.26	$0.65	$(0.66)	$—	$(0.66)	$12.99	5.06	%(c)	$564,871	0.90	%(d)	0.90	%(d)	2.99	%(d)	395%
Year ended 12/31/10	12.75	0.40	0.28	0.68	(0.43)	—	(0.43)	13.00	5.41	(c)	610,214	0.91		0.91		3.07		370
Year ended 12/31/09	12.22	0.38	0.49	0.87	(0.34)	—	(0.34)	12.75	7.19	(e)	687,365	0.96		0.96		3.03		589
Year ended 12/31/08	13.26	0.67	(0.93)	(0.26)	(0.75)	(0.03)	(0.78)	12.22	(1.94	)(e)	733,697	0.94		0.94		5.29		821
Year ended 12/31/07	13.34	0.72	0.07	0.79	(0.87)	—	(0.87)	13.26	6.11	(e)	860,801	0.94		0.94		5.44		438

Class B
Year ended 12/31/11	12.92	0.29	0.27	0.56	(0.55)	—	(0.55)	12.93	4.43	(c)	8,186	1.66	(d)	1.66	(d)	2.23	(d)	395
Year ended 12/31/10	12.67	0.31	0.27	0.58	(0.33)	—	(0.33)	12.92	4.64	(c)	13,574	1.67		1.67		2.37		370
Year ended 12/31/09	12.15	0.28	0.49	0.77	(0.25)	—	(0.25)	12.67	6.35	(f)	22,787	1.71		1.71		2.24		589
Year ended 12/31/08	13.19	0.58	(0.94)	(0.36)	(0.66)	(0.02)	(0.68)	12.15	(2.70	)(f)	30,504	1.71		1.71		4.62		821
Year ended 12/31/07	13.28	0.62	0.06	0.68	(0.77)	—	(0.77)	13.19	5.33	(f)	44,020	1.71		1.71		4.68		438

Class C
Year ended 12/31/11	12.91	0.29	0.25	0.54	(0.55)	—	(0.55)	12.90	4.27	(c)	9,308	1.66	(d)	1.66	(d)	2.23	(d)	395
Year ended 12/31/10	12.66	0.30	0.28	0.58	(0.33)	—	(0.33)	12.91	4.64	(c)	9,559	1.67		1.67		2.33		370
Year ended 12/31/09	12.14	0.28	0.49	0.77	(0.25)	—	(0.25)	12.66	6.36	(g)	12,159	1.71		1.71		2.26		589
Year ended 12/31/08	13.18	0.55	(0.91)	(0.36)	(0.66)	(0.02)	(0.68)	12.14	(2.70	)(g)	12,715	1.71		1.71		4.44		821
Year ended 12/31/07	13.26	0.62	0.07	0.69	(0.77)	—	(0.77)	13.18	5.34	(g)	12,246	1.71		1.71		4.68		438

Class Y(h)
Year ended 12/31/11	13.04	0.42	0.27	0.69	(0.69)	—	(0.69)	13.04	5.40	(c)	1,721	0.66	(d)	0.66	(d)	3.23	(d)	395
Year ended 12/31/10	12.79	0.42	0.30	0.72	(0.47)	—	(0.47)	13.04	5.65	(c)	2,353	0.67		0.67		3.26		370
Year ended 12/31/09	12.26	0.42	0.48	0.90	(0.37)	—	(0.37)	12.79	7.42	(i)	23,905	0.71		0.71		3.35		589
Year ended 12/31/08	13.26	0.74	(0.93)	(0.19)	(0.78)	(0.03)	(0.81)	12.26	(1.38	)(i)	14,698	0.71		0.71		5.93		821
Year ended 12/31/07	13.34	0.75	0.07	0.82	(0.90)	—	(0.90)	13.26	6.37	(i)	15,331	0.70		0.70		5.68		438

Institutional Class
Year ended 12/31/11	13.04	0.43	0.26	0.69	(0.70)	—	(0.70)	13.03	5.38	(c)	10	0.63	(d)	0.63	(d)	3.26	(d)	395
Year ended 12/31/10(j)	13.06	0.35	(0.09)	0.26	(0.28)	—	(0.28)	13.04	2.00	(c)	10	0.59	(k)	0.59	(k)	4.51	(k)	370

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $583,520, $10,280, $9,003, $2,184 and $10 for Class A, Class B, Class C, Class Y and Institutional Class, respectively.
(e)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(h)	On June 1, 2010, the Class I shares of the predecessor fund were reorganized to Class Y shares of the Fund.
(i)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.
(j)	Commencement date of June 1, 2010.
(k)	Annualized.

22        Invesco Van Kampen U.S. Mortgage Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)
and Shareholders of Invesco Van Kampen U.S. Mortgage Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen U.S. Mortgage Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 19, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

February 24, 2012
Houston, Texas

23        Invesco Van Kampen U.S. Mortgage Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2011 through December 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(07/01/11)	(12/31/11)[1]	Period[2]	(12/31/11)	Period[2]	Ratio
A	$1,000.00	$1,025.40	$4.57	$1,020.70	$4.56	0.89%

B	1,000.00	1,022.20	8.42	1,016.87	8.40	1.65

C	1,000.00	1,021.50	8.41	1,016.89	8.39	1.65

Y	1,000.00	1,026.70	3.32	1,021.93	3.31	0.65

Institutional	1,000.00	1,027.00	3.17	1,022.08	3.16	0.62

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2011 through December 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24        Invesco Van Kampen U.S. Mortgage Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2011:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0.79%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25        Invesco Van Kampen U.S. Mortgage Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	140	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	140	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	158	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	140	ACE Limited (insurance company); and Investment Company Institute

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1        Invesco Van Kampen U.S. Mortgage Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	158	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Frank S. Bayley — 1939 Trustee	1985	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	140	Director and Chairman, C.D. Stimson Company (a real estate investment company)

		Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie

James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	140	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	158	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	140	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	140	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	140	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	140	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	140	None

T-2        Invesco Van Kampen U.S. Mortgage Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee

Independent Trustees—(continued)

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	158	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	140	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).	N/A	N/A

		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3        Invesco Van Kampen U.S. Mortgage Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of Funds
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	in Fund Complex	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Overseen by Trustee	Held by Trustee
	Other Officers—(continued)

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Van Kampen U.S. Mortgage Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-02699 and 002-57526.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-USM-AR-1	Invesco Distributors, Inc.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by PWC Related to the Registrant
          PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees		Percentage of Fees
		Billed Applicable to		Billed Applicable to
		Non-Audit Services		Non-Audit Services
		Provided for fiscal		Provided for fiscal
	Fees Billed for	year end 2011	Fees Billed for	year end 2010
	Services Rendered to	Pursuant to Waiver of	Services Rendered to	Pursuant to Waiver of
	the Registrant for	Pre-Approval	the Registrant for	Pre-Approval
	fiscal year end 2011	Requirement(1)	fiscal year end 2010	Requirement(1)
Audit Fees	$370,000	N/A	$502,965	N/A
Audit-Related Fees(2)	$21,250	0%	$0	0%
Tax Fees(3)	$160,700	0%	$132,600	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$551,950	0%	$635,565	0%
PWC billed the Registrant aggregate non-audit fees of $181,950 for the fiscal year ended 2011, and $132,600 for the fiscal year ended 2010, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Audit-Related fees for the fiscal year end December 31, 2011 includes fees billed for agreed upon procedures related to fund mergers.

(3)	Tax fees for the fiscal year end December 31, 2011 includes fees billed for reviewing tax returns. Tax fees for fiscal year end December 31, 2010 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	and Invesco Affiliates	Billed Applicable to	and Invesco Affiliates	Billed Applicable to
	for fiscal year end	Non-Audit Services	for fiscal year end	Non-Audit Services
	2011 That Were	Provided for fiscal year	2010 That Were	Provided for fiscal year
	Required	end 2011 Pursuant to	Required	end 2010 Pursuant to
	to be Pre-Approved	Waiver of Pre-	to be Pre-Approved	Waiver of Pre-
	by the Registrant’s	Approval	by the Registrant’s	Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2011, and $0 for the fiscal year ended 2010, for non-audit services rendered to Invesco and Invesco Affiliates.
The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES

As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
     Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
     Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
     Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
     Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
     Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
     None

ITEM 11. CONTROLS AND PROCEDURES.
(a)	As of February 21, 2012, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 21, 2012, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure. However, with respect to Invesco Van Kampen U.S. Mortgage Fund, certain controls over the accounting for paydowns for interest-only securities were not consistently applied during the period of the financial report contained in Item 1.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting. However, with respect to Invesco Van Kampen U.S. Mortgage Fund, subsequent to the period covered by the report, systematic processes were implemented for the accounting of paydowns for interest-only securities.
ITEM 12. EXHIBITS.
12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: AIM Growth Series (Invesco Growth Series)

By:	/s/ PHILIP A. TAYLOR Philip A. Taylor
Principal Executive Officer

Date: March 9, 2012
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ PHILIP A. TAYLOR Philip A. Taylor
Principal Executive Officer

Date: March 9, 2012

By:	/s/ Sheri Morris Sheri Morris
Principal Financial Officer

Date: March 9, 2012

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.